Registration No. 033-07723

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Pre-Effective Amendment No.         ☐

Post-Effective Amendment No. 28   ☒

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 32 ☒

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 2

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2013 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐  on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax-Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex Extra Variable Annuity

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contracts. However, we continue to administer existing contracts. The contracts provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following funds offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Discovery Mid Cap Growth Fund/VA
•	Oppenheimer Global Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra contracts.

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2013. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 41 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell to anyone to whom it is illegal to offer the contract.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Effective May 1, 2013

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	15

Annuitant	9

Annuity Options	26

Annuity Payments	25

Annuity Unit Value	26

Claims-Paying Ability	40

Free Withdrawals	24

Income Phase	25

Maturity Date	25

Non-Qualified	30

Purchase Payment	10

Qualified	30

Separate Account	13

Service Center	4

Tax Deferral	5

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/loginsc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Flex Extra contract. However, we continue to administer existing contracts.

Flex Extra is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income (annuity payments) when you choose to receive it. You select the income period beginning on a date you designate that is in the future.

The Flex Extra contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  This prospectus describes two contracts: a single purchase payment contract and a flexible purchase payment contract. Both are individual variable annuity contracts. They both provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

A contract issued by Massachusetts Mutual Variable Annuity Separate Account 1 is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

A contract issued by Massachusetts Mutual Variable Annuity Separate Account 2 is designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This contract is referred to as non-qualified.

The two contract types are the same, except that there are:

1)	different sales and administrative charges;

2)	different minimum purchase payment amounts; and

3)	certain differences associated with tax-qualified plans.

The Prospectus and the Contract.  The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  You can choose to allocate your purchase payment(s) among various investment choices. Your choices include several funds and one fixed interest account called the Guaranteed Principal Account (GPA). The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the GPA. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Payments on Death” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability.  Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses

The tables describe the fees and expenses you pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses you pay at the time you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase. State premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to certain annuity options*)

Single Purchase Payment Contract	5%[1]	5%[1]

Flexible Purchase Payment Contract	8%[2]	8%[2]

*	See “Income Phase – Annuity Options – Fixed Time Payment Option.”

[1]	Single Purchase Payment Contract Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6 and later

Percentage	5%	4%	3%	2%	1%	0%

[2]	Flexible Purchase Payment Contract Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Administrative Charge[3]

Single Purchase Payment Contract	$30	$50

Flexible Purchase Payment Contract	$35	$50

[3]	Under certain circumstances, the annual Administrative Charge
may	be lower than the current charge listed.
See	“Expenses – Administrative Charge.”

Separate Account Annual Expenses for Single and Flexible Purchase Payment Contracts (as a percentage of average account value)

Mortality and Expense Risk Charge	1.15%	1.25%

Administrative Expense Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.40%

Annual Fund Operating Expenses

Single and Flexible Purchase Payment Contracts. While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2012 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus. Current or future expenses may be higher or lower than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.40%	0.85%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2012 (before any waivers or reimbursements).

Investment Management Fees and Other Expenses

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
MML Blend Fund (Initial Class)	0.42%	0.04%	—	—	0.46%
MML Equity Fund (Initial Class)	0.41%	0.03%	—	—	0.44%
MML Managed Bond Fund (Initial Class)	0.39%	0.01%	—	—	0.40%
MML Money Market Fund (Initial Class)	0.47%[1]	0.05%	—	—	0.52%
Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)[2]	0.72%	0.13%	—	—	0.85%[3]
Oppenheimer Global Fund/VA (Non-Service)[4]	0.63%	0.13%	—	—	0.76%[5]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.58%[6]	0.14%	—	0.06%	0.78%[7]

1. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

2. Formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.

3. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

4. Formerly known as Oppenheimer Global Securities Fund/VA.

5. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

6. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary (The Subsidiary is described in the Fund’s prospectus.). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

7. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration and the Master Funds.

T-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

T-2

Examples for Single Purchase Payment Contract

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. There are two sets of Examples. The first set assumes you purchased a single purchase payment contract and the second set of Examples assumes you purchased a flexible purchase payment contract. The Examples assume that no loan has been taken.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$697	$1,017	$1,343	$2,657	$235	$725	$1,241	$2,657
Sub-account with lowest total operating expenses	$654	$884	$1,116	$2,191	$190	$588	$1,011	$2,191

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$685	$979	$1,279	$2,526	$222	$686	$1,176	$2,526
Sub-account with lowest total operating expenses	$642	$846	$1,051	$2,054	$177	$549	$945	$2,054

Examples for Flexible Purchase Payment Contract

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$987	$1,445	$1,819	$2,792	$249	$765	$1,308	$2,792
Sub-account with lowest total operating expenses	$945	$1,317	$1,602	$2,333	$204	$629	$1,081	$2,333

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$972	$1,399	$1,741	$2,630	$232	$717	$1,227	$2,630
Sub-account with lowest total operating expenses	$930	$1,271	$1,523	$2,163	$187	$580	$998	$2,163

For the single purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.07%.

For the flexible purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $35 as an annual charge of 0.14%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.21%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, and mutual funds to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities).

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Participants under a qualified contract, except for TSAs, Keogh plans and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

In most states, we will not issue a flexible purchase payment contract to you if you are 75 1⁄2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Annuitant

The annuitant is the person on whose life we base annuity payments. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS code section 401(a), 408(a), 408(b) or 408A.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

A sole primary beneficiary who is the surviving spouse of the owner of a contract that we issued as a non-qualified contract or as an IRA, may elect to treat the contract as if he/she were the contract owner. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect. Please call our Service Center for more information.

Additional Purchase Payments

Purchase Payments

We no longer sell the Flex Extra variable annuity contract. However, we do continue to administer the contracts. If you have a flexible purchase payment contract, you may continue making additional purchase payments to your existing contract.

Minimum:

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

Maximum:

•	$1,000,000 total payments without our prior approval.

You can make additional purchase payments to your flexible purchase payment contract. However, additional purchase payments of less than $50 are subject to our approval.

You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

Annuity Payment Services

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 2714

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments under our flexible purchase payment contract, we will apply them in the same way that you requested on your application, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our lockbox or Service Center, we will apply your initial purchase payment within 2 business days. If you do not give us all the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information at our lockbox or Service Center. If we receive your purchase payment at our lockbox or Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Is a Variable Annuity Right for You?

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. Variable annuities also have risks and there are charges for the benefits and advantages. Because variable annuities are complex, you should consider a number of things to determine whether a variable annuity is a suitable investment for you. We have listed some of these considerations below.

1)	Given your assets and income, can you afford to make the initial and any subsequent purchase payments and leave them in the contract for the long-term?

2)	Do you understand how the contract works? Are the benefits such as tax deferral and future annuity payments useful for your financial plan? For example, are you in a tax bracket where you will benefit from tax deferral?

3)	Variable annuities are intended for investors with a long-term investment horizon. So, for example, if you are an older person a variable annuity may not be suitable for you.

4)	Do you understand what the charges are and how they will impact your contract value over time?

5)	Do you understand your investment choices?

6)	Are you willing to tolerate the market fluctuations of your investment choices?

7)	If you are replacing your current annuity contract by purchasing the proposed variable annuity contract, you should carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract. Do you understand what benefits of your existing annuity contract you may be forfeiting? See “Replacement of Life Insurance or Annuities.”

8)	Are you purchasing the variable annuity contract with the intention to make frequent fund transfers? If you are, you should not purchase a variable annuity contract. See “Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity.”

9)	You should understand what, if any, compensation your registered representative is receiving for selling this variable annuity contract. See “Other Information – Distribution.”

10)	If you are considering a variable annuity to fund a tax-qualified plan you should know that tax deferral is automatically provided by tax-qualified retirement plans. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

11)	If you are considering a variable annuity and the owner of the contract will be a non-natural person, you should be aware that generally tax deferral is not provided when a non-natural person owns a variable annuity contract. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

12)	Do you understand the financial strength and claims-paying ability of the company issuing the variable annuity? See “Other Information – Our Ability to Make Payments Under the Contract.”

We and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Your registered representative can provide information about the annuity contracts we issue so you can determine if one of them is a suitable investment for you based upon your needs and financial situation.

Federal and State Suitability Requirements.  To protect consumers, federal securities law requires that a registered representative recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs. In addition, certain states have adopted their own annuity suitability requirements.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Service Center, plus any amount we deducted from your purchase payment(s) unless your state has other requirements. If you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s).

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. The fund prospectuses are attached to this prospectus.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Accounts

Under Massachusetts law, we established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. The separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

The separate accounts hold the assets that underlie the contracts, except those assets allocated to our general account. We keep the assets of each separate account separate from the assets of our general account and other separate accounts. The separate accounts are divided into divisions (sub-accounts), each of which invests exclusively in a single investment choice.

We own the assets of the separate accounts. We credit gains to or charge losses against the separate accounts, whether or not realized, without regard to the performance of other investment accounts. Assets of the separate accounts may not be used to pay any of our liabilities other than those arising from the contracts. If assets of the separate accounts exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of each separate account are not our generalized obligations and will be satisfied solely by the assets of each separate account.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the separate accounts. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove, close or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis Sayles & Company L.P.	Large Cap Value
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)†	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service Shares)[1]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Growth
Oppenheimer Global Fund/VA (Non-Service Shares)[2]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	Fixed Income

[1]	Formerly known as the Oppenheimer Small- & Mid-Cap Growth Fund/VA.
[2]	Formerly known as the Oppenheimer Global Securities Fund/VA.
†	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may be low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.22%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets.

However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Purchase payments allocated to the GPA and transfers to the GPA become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the GPA or the general account. Disclosures regarding the GPA or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

Subject to restrictions detailed under “Transfers” and “Withdrawals” you may make transfers of your contract value into or from the GPA and withdrawals from the GPA.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For tax-sheltered annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account divisions (sub-accounts). Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Global Strategic Income Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Global Strategic Income Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Global Strategic Income Fund/VA.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA. You may transfer assets out of the GPA subject to restrictions on frequency and amount as detailed in this section. We do not charge a fee for making transfers.

We reserve the right to limit transfers to once every 90 days. We also reserve the right to not allow transfers during the period 30 days before your contract enters the income phase.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your fully completed request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions. Due to these restrictions, if you allocate assets to the GPA, it may take several years to transfer the full allocation out of the GPA.

1)	You are limited to one transfer out of the GPA each contract year.

2)	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive contract years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA.

If your contract is a tax-sheltered annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

1)	25% of the amount in the GPA on the date the transfer is made; or

2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

1)	limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and

2)	prohibit transfers from the GPA to the MML Money Market Fund.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may not make any transfers during the income phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;

2)	Asset Allocation Program;

3)	Interest Sweep Option; and

4)	GPA Liquidation Program.

•	These programs are only available during the accumulation phase of your contract.

•	You may only participate in one of these programs at any one time.

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Asset Allocation Program.  The Asset Allocation Program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

Your Asset Allocation Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you elected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Interest Sweep Option.  Under this program, we will automatically transfer your earnings from your contract value in the GPA account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

Your Interest Sweep Option Program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

GPA Liquidation Program.  Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth year. This option lets you systematically transfer your money into more aggressive funds. The GPA Liquidation Program does not assure a profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract;

•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either a partial or full withdrawal of your contract value. For TSA contracts, the Internal Revenue Code imposes certain restrictions on withdrawals. If you make a full withdrawal of your contract value, we terminate your contract and no longer provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts or contracts owned under a governmental 457(b) deferred compensation plan.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the GPA, if less. If your request for a partial withdrawal will reduce your contract value to less than $500, we reserve the right to treat the request as a full withdrawal of your contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more annuity options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a full withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Automatic Withdrawal Option Program.  We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Automatic Withdrawal Option Program allows you to set-up automatic periodic withdrawals from your contract value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total contract value;

•	if the next automatic withdrawal will lower your contract value below $500, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Code and your specific plan. You must request a loan by mailing or faxing all required forms to our Service Center. Loan proceeds generally are mailed within ten business days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule you elect when you request a loan. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the business day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your contract value equal to the loan amount is held in the loaned portion of the GPA. On each contract anniversary while a loan is outstanding, an amount of contract value equal to any due and unpaid loan interest is also transferred to the loaned portion of the GPA. Upon repayment of the loan, we will transfer value equal to the repayment from the loaned portion of the GPA to your investment choice(s) based upon your current purchase payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate which may change annually. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of the GPA. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus

•	interest on the loan for 12 months based on the loan interest rate then in effect, plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

A loan, whether or not repaid, may have a permanent effect on the death benefit and contract value because the investment results of the funds and current interest rates credited to the non-loaned portion of the GPA do not apply to amounts held in the loaned portion of the GPA. Depending on the investment results of the funds or credited interest rates for the non-loaned portion of the GPA while the loan is outstanding, the effect could be favorable or unfavorable.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge, but it will not exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect a Fixed Time Payment Option with a payment period of less than ten years. See “Income Phase – Annuity Options – Fixed Time Payment Option.” We use the contingent deferred sales charge to cover certain expenses related to the sale of the contract.

The contingent deferred sales charge will be a percent of the amount you withdraw or a percent of your contract value at the maturity date. The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or begin receiving annuity payments.

The contingent deferred sales charge is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to certain Annuity Options*	Charge for Flexible Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain annuity options*)	Charge for Single Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain annuity options*)
1st Year	8%	5%
2nd Year	8%	4%
3rd Year	7%	3%
4th Year	6%	2%
5th Year	5%	1%
6th Year	4%	0%
7th Year	3%	0%
8th Year	2%	0%
9th Year	1%	0%
10th Year and thereafter	0%	0%

*	See “Income Phase – Annuity Options – Fixed Time Payment Option.”

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon our payment of a death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	If you are 59 1⁄2 or older, and you apply your entire contract value:

–	under a fixed lifetime payment option;

–	under a fixed annuity, fixed time payment option with payments for 10 years or more;

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

–	under a variable lifetime payment option; or

–	under a variable fixed-time payment option, with payments for 10 years or more.

•	On a lump sum payment equal to the present value of the remaining payments under a variable fixed-time payment option, if we had imposed a contingent deferred sales charge on the maturity date.

•	If you withdraw “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans. They include TSAs and IRAs. We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If your contract was purchased by exchanging a previously issued MassMutual variable annuity contract where we waived the contingent deferred sales charge due to an earlier exchange or which was subject to an initial sales charge.

•	If you exchange a fixed annuity contract issued by us or any of our affiliates which has no surrender charge and has at least 60 days until its maturity date, for a single purchase payment contract.

•	If the bail out provision applies. The bail out provision applies if, at any time before your contract matures, the effective annual interest rate credited to the GPA falls below the specified interest rate for a calendar quarter. (New York requires that the values be in the GPA in order to take advantage of this provision.) The specified interest rate is equivalent to the average discount rate on the 91-day U. S. Treasury bills during the preceding quarter, reduced by 1.40%. Within 10 days after the effective annual interest rate credited to the GPA falls below the specified interest rate, we will send you a written notice. This notice will indicate that you may fully withdraw your contract value or begin receiving annuity payments without incurring a contingent deferred sales charge for a period of 60 days after we mail the notice to you.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

We may also waive the contingent deferred sales charge if you surrender your contract before April 30, 2014 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal. Contact our Service Center for additional information.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or

•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate accounts purchase shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options.

You can choose the month and year to begin annuity payments. We call that date the maturity date or the annuity payment start date.

You may choose your maturity date when you purchase your contract. After you purchase your contract you can request an earlier maturity date by notifying us in writing at least 30 days before the maturity date. You can request that we delay your maturity date by notifying us in writing or by telephone any time before or on the maturity date.

According to your contract, the maturity date must be on or before the contract anniversary nearest the annuitant’s 85th birthday. However, you may defer the maturity date to age 100 (including for a Charitable Remainder Trust if permitted by state law).

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether annuity payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

On the maturity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the maturity date we do not have your instructions, we will assume you elected a variable monthly annuity under a life income option with 120 annuity payments guaranteed. We will transfer contract value in the Guaranteed Principal Account, if any, to a money market fund and use your full contract value to provide variable annuity payments based on your current fund allocations.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1⁄2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1⁄2 or the year in which you retire.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted only under a Fixed Time Payment Option);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	the minimum guaranteed payout rates associated with your contract.

In most states, if the single premium immediate annuity rates offered by MassMutual on the maturity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted only under a Fixed Time Payment Option);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the minimum guaranteed payout rates associated with your contract; and

•	an assumed investment rate (AIR) of 4%.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a withdrawal as permitted under certain annuity options or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options.  The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except under options A, B and D. The annuity options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead.

A)	Fixed Income Payment Option (available as a fixed payment only). We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. All or part of the unpaid balance may be withdrawn or applied to another available annuity option.

B)	Fixed Time Payment Option. We will make fixed and/or variable monthly annuity payments for any period elected, up to 30 years. We may deduct a contingent deferred sales charge if you elect a payment period of less than ten years.

You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments. We may deduct a contingent deferred sales charge if we did not do so on the maturity date.

C)	Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

1)	without any guaranteed number of payments;

2)	with payments guaranteed for the amount applied; or

3)	with a guaranteed number of payments for 5, 10 or 20 years.

D)	Interest Payment Option (available only on non-qualified contracts and available only as a fixed payment option). We will hold any amount applied to this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. All or part of the unpaid balance may be withdrawn or applied to another available annuity option.

E)	Joint Lifetime Payment Option. We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

2)	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

F)	Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

If your contract value is less than $2,000 on the maturity date, or if you elect variable payments and the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments. If you elect fixed payments and payments amount to less than $20 each, we have the right to make payments less frequently.

Limitation on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Payments on Death

Death of Owner During the Accumulation Phase.  If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA and your surviving spouse is the sole primary beneficiary, he or she may elect to become the owner of the contract at the then current contract value subject to certain restrictions. See “Payments on Death – Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit Amount During the Accumulation Phase.  The death benefit values are determined as of the business day we receive proof of death at our Service Center. The death benefit will be the greater of:

1)	the total of all purchase payments, less any withdrawals and any applicable charges; or

2)	your contract value.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Payment Options During the Accumulation Phase.  The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1 and 2, a surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the then current contract value; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and all required forms at our Service Center.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

6)	Joint ownership of a Beneficiary IRA is not allowed.

7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until April 1st of the year following the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

10)	Additional contributions cannot be applied to the Beneficiary IRA.

11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.

12)	Additional rules may apply. Please consult your registered representative for further information.

13)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Income Phase.  If you die during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant.  If the annuitant, who is not the owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate accounts are not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs - usually retirement - and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities.  Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2012, IRA contributions are limited to the lesser of $5,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs.  Code Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of i) $51,000 or ii) 100% of compensation (a maximum of $255,000 of compensation may be considered) for 2013. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs.  Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2013, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans.  Code Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of i) $51,000 or ii) 100% of compensation or earned income (a maximum of $255,000 of compensation may be considered). An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $17,500, with an additional catch-up contribution of up to $5,500 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2013, the annual benefit under a defined benefit plan is limited to i) 100% of compensation for a participant’s highest three years or ii) $205,000. Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans.  Code Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as Corporate Pension and Profit Sharing Plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities.  Code Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs) under a section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of i) $55,000 or ii) 100% of includible compensation (a maximum of $255,000 of includible compensation may be considered). An employee’s elective salary reduction contributions are limited to $17,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans.  Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Code Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to a Code Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. Code Section 457(b) deferrals are limited to the lesser of i) $17,500 or ii) 100% of includible compensation. In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals.  The Code generally treats any withdrawal 1) allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments.  Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from investment in the contract made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts.  The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments.  An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any non-taxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the individual of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a TSA plan to qualify under Code Section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program.  No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1⁄2.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1⁄2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Minimum Distribution for Qualified Contracts. For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1⁄2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) hardship distributions from a 401(k) plan or a tax-sheltered annuity. You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under proposed regulations issued in 2012, it appears that the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Taxpayers may rely on the proposed regulations for purposes of compliance with the tax until the effective date of final regulations. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the contracts. Pursuant to an underwriting agreement with MassMutual and the separate accounts, MMLIS serves as principal underwriter of the contracts.

MMLIS is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Commissions for sales of the contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. MMLIS may also receive compensation for its actions as principal underwriter of the contracts.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay-out amounts under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Accounts.  Contract value you allocate to the funds is maintained in the separate account underlying your contract. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Accounts.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account underlying your contract.

Because of exemptive and exclusionary provisions, the general account, unlike the separate accounts, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate accounts are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate accounts, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the separate accounts, or the ability of the Company to meet its obligations under the contracts. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect the Company’s operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

1)	The Separate Accounts

2)	Assignment of Contract

3)	Service Arrangements and Distribution

4)	Purchase of Securities Being Offered

5)	Contract Value Calculations for Amounts Allocated to an Investment Division of a Separate Account

6)	Experts

7)	Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual’s Flex Extra (AN1000SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Units Outstanding	December 31, 2012	47,187,298	43,514,926	7,558,609	6,754,739
	December 31, 2011	52,158,184	48,996,279	8,209,416	7,253,910
	December 31, 2010	57,805,931	55,318,580	9,339,368	8,379,054
	December 31, 2009	65,625,724	61,968,861	10,310,434	9,865,074
	December 31, 2008	74,524,571	69,732,601	12,020,219	11,580,402
	December 31, 2007	88,620,030	82,949,732	13,965,510	10,683,916
	December 31, 2006	104,360,294	99,480,908	17,329,367	10,899,146
	December 31, 2005	123,561,880	118,166,603	21,458,661	12,111,945
	December 31, 2004	144,669,799	138,352,736	25,726,813	15,281,427
	December 31, 2003	169,383,719	156,649,060	32,285,589	19,926,472

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2012	12,540,349	11,893,693	3,270,414	2,074,214
	December 31, 2011	14,082,653	13,617,799	3,633,916	2,237,240
	December 31, 2010	16,092,766	15,660,239	4,178,889	2,714,833
	December 31, 2009	18,317,790	17,845,074	4,492,754	3,224,560
	December 31, 2008	21,402,777	21,028,451	5,355,811	3,971,418
	December 31, 2007	25,670,419	25,364,497	6,482,176	3,804,231
	December 31, 2006	30,974,316	31,031,693	7,225,180	3,660,099
	December 31, 2005	38,418,789	37,511,703	9,213,925	3,825,799
	December 31, 2004	46,506,750	45,035,881	11,025,294	4,685,029
	December 31, 2003	55,314,980	52,025,146	13,359,746	7,234,202

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2012	$4.60	$4.39	$4.25	$1.86
	December 31, 2011	4.13	3.83	4.07	1.88
	December 31, 2010	4.00	4.03	3.84	1.91
	December 31, 2009	3.60	3.56	3.64	1.93
	December 31, 2008	3.02	2.76	3.34	1.96
	December 31, 2007	3.97	4.79	3.31	1.94
	December 31, 2006	3.79	4.66	3.13	1.88
	December 31, 2005	3.44	4.00	3.04	1.82
	December 31, 2004	3.33	3.93	3.01	1.80
	December 31, 2003	3.10	3.44	2.92	1.81

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		Oppenheimer Global Securities Division*	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division**
Units Outstanding	December 31, 2012	29,257,859	7,079,097	36,745,408
	December 31, 2011	33,294,819	7,918,644	41,509,572
	December 31, 2010	37,848,863	8,754,293	46,091,584
	December 31, 2009	42,950,970	9,926,149	51,843,287
	December 31, 2008	48,731,833	11,353,435	57,755,330
	December 31, 2007	59,868,897	13,535,663	69,313,794
	December 31, 2006	72,871,056	15,155,382	84,641,912
	December 31, 2005	85,231,941	18,307,403	101,410,076
	December 31, 2004	99,626,634	20,846,252	118,362,044
	December 31, 2003	114,125,583	24,835,589	135,063,664

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2012	10,523,158	2,979,306	10,053,063
	December 31, 2011	12,247,758	3,240,509	11,397,094
	December 31, 2010	13,789,841	3,824,103	12,769,763
	December 31, 2009	15,538,883	4,169,422	14,398,836
	December 31, 2008	17,893,333	5,052,819	16,617,107
	December 31, 2007	22,124,485	6,038,684	20,074,836
	December 31, 2006	26,854,072	7,648,830	25,359,565
	December 31, 2005	33,189,534	9,893,576	32,042,564
	December 31, 2004	40,184,943	11,935,022	39,537,683
	December 31, 2003	46,889,713	14,168,700	46,372,971

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2012	$3.59	$2.78	$2.42
	December 31, 2011	3.00	2.48	2.10
	December 31, 2010	3.31	2.49	2.11
	December 31, 2009	2.90	2.20	1.67
	December 31, 2008	2.10	1.87	1.28
	December 31, 2007	3.56	2.21	2.54
	December 31, 2006	3.39	2.04	2.42
	December 31, 2005	2.92	1.93	2.39
	December 31, 2004	2.58	1.90	2.15
	December 31, 2003	2.20	1.77	1.82

*	This Division is now known as Oppenheimer Global Division.

**	This Division is now known as Oppenheimer Discovery Mid Cap Growth Division.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2013 (the Prospectus). The Prospectus is available upon written or oral request, from MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067, (800) 272-2216.

Dated May 1, 2013

1

THE SEPARATE ACCOUNTS

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the contracts), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

2

4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to Section 403(b) of the Code (tax-sheltered annuities or TSAs) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The contracts are no longer for sale to the public. While the contracts were offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the contracts. Pursuant to an underwriting agreement with MassMutual and the separate account, MMLIS serves as principal underwriter of the contracts.

MMLIS is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Commissions for sales of the contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. MMLIS may also receive compensation for its actions as principal underwriter of the contracts.

Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives and were as follows for the last three calendar years:

	2010	2011	2012
Massachusetts Mutual Variable Annuity Separate Account 1	$998,365	$1,042,284	$1,373,101
Massachusetts Mutual Variable Annuity Separate Account 2	673,353	912,328	734,166

MMLIS also receives compensation for its actions as principal underwriter of the contracts. Compensation amounts for the last three calendar years were as follows:

	2010	2011	2012
Massachusetts Mutual Variable Annuity Separate Account 1	$128,991	$131,574	$184,612
Massachusetts Mutual Variable Annuity Separate Account 2	86,999	115,168	98,708

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

3

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the Accumulation Unit Value) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the available investment Divisions of a Separate Account and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

4

Gross Investment Rate

The gross investment rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the Fixed Income Option in your contract), variable monthly annuity payments (referred to as the Variable Income Option in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each Division of a Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine

5

the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the Annuity Unit Value) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The interest rate used in calculating the purchase rates will be the assumed investment rate as described in the next section. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

6

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding
Annuity Unit Value	=	Valuation Date × Net Investment Factor
1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was 0.00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (.00039200 plus 1.00000000 minus .00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity Payment	=	Value on Payment Calculation Date for First
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment
Number of Annuity Units	=	Annuity Unit Value on Payment Calculation
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

7

Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × 0.00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2012 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for the three-year period ended December 31, 2012, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 22, 2013 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (statutory accounting practices) which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 1:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 1 (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 1 as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

F-1

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

ASSETS
Investments
Number of shares	13,352,501	9,859,826	2,692,879	14,754,885	3,238,865	3,479,142	1,622,881

Identified cost	$201,063,885	$219,891,053	$33,408,791	$14,742,804	$86,150,059	$18,173,327	$72,756,738

Value	$258,040,762	$207,760,298	$35,551,700	$14,740,292	$105,425,053	$19,726,737	$88,933,864
Dividends receivable	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	11,866

Total assets	258,040,762	207,760,298	35,551,700	14,740,292	105,425,053	19,726,737	88,945,730

LIABILITIES
Annuitant mortality fluctuation reserve	48,016	23,753	3,740	3,091	7,315	898	4,836
Payable to Massachusetts Mutual Life Insurance Company	20,070	62,164	15,697	8,914	89,039	8,719	-

Total liabilities	68,086	85,917	19,437	12,005	96,354	9,617	4,836

NET ASSETS	$257,972,676	$207,674,381	$35,532,263	$14,728,287	$105,328,699	$19,717,120	$88,940,894

Net Assets:
Accumulation units – value	$256,372,157	$206,882,617	$35,407,594	$14,625,256	$105,084,856	$19,687,201	$88,779,696
Contracts in payout (annuitization) period	1,600,519	791,764	124,669	103,031	243,843	29,919	161,198

Net assets	$257,972,676	$207,674,381	$35,532,263	$14,728,287	$105,328,699	$19,717,120	$88,940,894

Outstanding units
Contract owners	52,624,699	44,945,363	8,033,323	7,587,606	29,325,750	7,089,855	36,812,127

UNIT VALUE
Flex Extra (Qualified)	$4.60	$4.39	$4.25	$1.86	$3.59	$2.78	$2.42
Variable Annuity Fund 4	8.89	14.05	9.16	3.27	-	-	-
Flex-Annuity IV (Qualified)	7.65	12.03	7.21	2.60	-	-	-

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division
Investment income
Dividends	$5,481,132	$4,033,243	$1,050,573	$158	$2,194,231	$1,185,726	$-

Expenses
Mortality and expense risk fees and administrative charges	3,383,622	2,711,145	477,382	193,402	1,330,638	259,707	1,212,077

Net investment income (loss)	2,097,510	1,322,098	573,191	(193,244)	863,593	926,019	(1,212,077)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	6,894,598	(1,722,217)	228,569	(862)	3,477,339	426,153	1,869,111
Realized gain distribution	-	-	410,036	14	-	218,760	-

Realized gain (loss)	6,894,598	(1,722,217)	638,605	(848)	3,477,339	644,913	1,869,111

Change in net unrealized appreciation/depreciation of investments	18,743,882	28,783,674	394,291	690	14,057,403	700,865	12,202,866

Net gain (loss) on investments	25,638,480	27,061,457	1,032,896	(158)	17,534,742	1,345,778	14,071,977

Net increase (decrease) in net assets resulting from operations	27,735,990	28,383,555	1,606,087	(193,402)	18,398,335	2,271,797	12,859,900

Capital transactions:
Transfer of net premiums	4,701,308	4,145,558	680,644	394,024	2,142,745	342,353	2,659,754
Transfers due to death benefits	(1,933,221)	(1,181,091)	(473,309)	(43,157)	(344,211)	(103,826)	(307,662)
Transfers due to annuity benefit payments	(190,101)	(95,077)	(13,486)	(14,726)	(17,910)	(154,711)	(13,797)
Transfers due to withdrawal of funds	(25,801,008)	(22,516,066)	(4,165,617)	(2,655,934)	(11,141,835)	(2,549,782)	(10,521,584)
Transfers due to annual administrative and contingent deferred sales charges	(582,426)	(457,944)	(152,707)	(21,883)	(47,495)	(6,051)	(114,737)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	5,788	(76,327)	(14,298)	(1,243)	(6,230)	3,384	(4,687)
Transfers between divisions and to /from Guaranteed Principal Account	(2,692,692)	(4,922,183)	1,008,398	703,237	(3,725,960)	145,406	(2,974,810)

Net increase (decrease) in net assets resulting from capital transactions	(26,492,352)	(25,103,130)	(3,130,375)	(1,639,682)	(13,140,896)	(2,323,227)	(11,277,523)

Total increase (decrease)	1,243,638	3,280,425	(1,524,288)	(1,833,084)	5,257,439	(51,430)	1,582,377

NET ASSETS, at beginning of the year	256,729,038	204,393,956	37,056,551	16,561,371	100,071,260	19,768,550	87,358,517

NET ASSETS, at end of the year	$257,972,676	$207,674,381	$35,532,263	$14,728,287	$105,328,699	$19,717,120	$88,940,894

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Investment income
Dividends	$5,498,664	$3,477,771	$1,383,335	$302	$1,534,542	$705,132	$-

Expenses
Mortality and expense risk fees and administrative charges	3,432,557	2,936,737	488,185	228,440	1,515,215	275,311	1,254,550

Net investment income (loss)	2,066,107	541,034	895,150	(228,138)	19,327	429,821	(1,254,550)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5,170,546	(3,411,489)	191,134	(521)	4,228,811	469,418	716,482
Realized gain distribution	-	-	713,644	267	-	271,064	-

Realized gain (loss)	5,170,546	(3,411,489)	904,778	(254)	4,228,811	740,482	716,482

Change in net unrealized appreciation/depreciation of investments	1,877,165	(7,785,753)	390,172	23	(14,654,408)	(1,207,195)	924,336

Net gain (loss) on investments	7,047,711	(11,197,242)	1,294,950	(231)	(10,425,597)	(466,713)	1,640,818

Net increase (decrease) in net assets resulting from operations	9,113,818	(10,656,208)	2,190,100	(228,369)	(10,406,270)	(36,892)	386,268

Capital transactions:
Transfer of net premiums	5,073,726	4,110,473	690,915	570,132	2,434,921	371,274	2,617,914
Transfer due to death benefits	(1,409,451)	(1,269,355)	(250,668)	(100,500)	(544,785)	(168,196)	(229,120)
Transfers due to annuity benefit payments	(314,455)	(70,830)	(7,485)	(9,881)	(26,975)	(822)	(9,256)
Transfers due to withdrawal of funds	(25,692,571)	(25,891,229)	(4,653,153)	(3,802,174)	(13,806,783)	(2,311,445)	(10,896,414)
Transfers due to annual administrative and contingent deferred sales charges	(639,714)	(512,040)	(170,487)	(26,411)	(54,929)	(8,034)	(124,321)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(32,983)	(10,656)	1,487	2,226	(4,567)	(5,357)	(2,381)
Transfers between divisions and to/from Guaranteed Principal Account	(4,139,510)	(4,937,233)	(219,765)	1,227,882	(3,152,117)	(18,164)	(1,561,777)

Net increase (decrease) in net assets resulting from capital transactions	(27,154,958)	(28,580,870)	(4,609,156)	(2,138,726)	(15,155,235)	(2,140,744)	(10,205,355)

Total increase (decrease)	(18,041,140)	(39,237,078)	(2,419,056)	(2,367,095)	(25,561,505)	(2,177,636)	(9,819,087)

NET ASSETS, at beginning of the year	274,770,178	243,631,034	39,475,607	18,928,466	125,632,765	21,946,186	97,177,604

NET ASSETS, at end of the year	$256,729,038	$204,393,956	$37,056,551	$16,561,371	$100,071,260	$19,768,550	$87,358,517

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on April 8, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains three segments within the Separate Account, they are: Variable Annuity Fund 4, Flex-Annuity IV (Qualified) and Flex Extra (Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

MML Blend Division	MML Blend Fund [1]

MML Equity Division	MML Equity Fund [1]

MML Managed Bond Division	MML Managed Bond Fund [1]

MML Money Market Division	MML Money Market Fund [1]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [2]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [2]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [2]

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the FIA is not registered as an investment company under the 1940 Act.

[1]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[2]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no

F-5

Notes To Financial Statements (Continued)

provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $75,947 for the year ended December 31, 2012. Net transfers from the Separate Account to MassMutual totaled $53,562 for the year ended December 31, 2011. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, 1994 MGDB or Annuity 2000 table, depending on the year of issue.

I.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments

F-6

Notes To Financial Statements (Continued)

offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Cost of purchases	$7,049,903	$4,779,758	$3,449,686	$2,675,265	$2,472,950	$2,276,293	$357,817
Proceeds from sales	(31,447,824)	(28,495,488)	(5,590,406)	(4,517,862)	(14,683,168)	(3,449,603)	(12,872,275)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2012 were as follows:

2012	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Units purchased	1,049,248	1,043,817	177,773	224,542	679,697	142,880	1,141,517
Units withdrawn	(6,018,408)	(5,587,259)	(1,094,869)	(1,338,429)	(3,572,824)	(1,068,719)	(4,639,947)
Units transferred between divisions and to /from GPA	(601,302)	(1,128,465)	217,266	354,153	(1,130,587)	49,843	(1,248,376)

Net increase (decrease)	(5,570,462)	(5,671,907)	(699,830)	(759,734)	(4,023,714)	(875,996)	(4,746,806)

F-7

Notes To Financial Statements (Continued)

2011	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid- Cap Growth Division

Units purchased	1,210,795	1,038,722	175,405	276,655	747,701	146,169	1,195,304
Units withdrawn	(6,457,458)	(6,442,643)	(1,265,101)	(1,995,196)	(4,342,534)	(979,015)	(5,072,530)
Units transferred between divisions and to/from GPA	(1,013,547)	(1,185,998)	(62,617)	596,245	(957,717)	(5,252)	(698,113)

Net increase (decrease)	(6,260,210)	(6,589,919)	(1,152,313)	(1,122,296)	(4,552,550)	(838,098)	(4,575,339)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Blend Division
2012	52,624,699	$4.60 to $8.89	$257,972,676	2.09%	0.73% to 1.30%	11.19% to 11.82%
2011	58,195,161	4.13 to 7.95	256,729,038	2.06	0.73 to 1.30	3.43 to 4.02
2010	64,455,371	4.00 to 7.64	274,770,178	2.11	0.73 to 1.30	11.05 to 11.69
2009	72,917,321	3.60 to 6.84	279,473,287	2.64	0.73 to 1.30	18.99 to 19.67
2008	82,675,572	3.02 to 5.72	266,011,442	3.05	0.73 to 1.30	(23.73) to (23.30)

MML Equity Division
2012	44,945,363	4.39 to 14.05	207,674,381	1.93	0.73 to 1.30	14.55 to 15.20
2011	50,617,270	3.83 to 12.19	204,393,956	1.53	0.73 to 1.30	(5.00) to (4.46)
2010	57,207,189	4.03 to 12.76	243,631,034	1.83	0.73 to 1.30	13.28 to 13.93
2009	64,039,787	3.56 to 11.20	240,446,869	2.67	0.73 to 1.30	29.02 to 29.76
2008	71,941,397	2.76 to 8.63	208,851,131	-	0.73 to 1.30	(42.34) to (42.01)

MML Managed Bond Division
2012	8,033,323	4.25 to 9.16	35,532,263	2.84	0.73 to 1.30	4.40 to 5.00
2011	8,733,153	4.07 to 8.72	37,056,551	3.64	0.73 to 1.30	5.93 to 6.53
2010	9,885,466	3.84 to 8.19	39,475,607	3.74	0.73 to 1.30	5.58 to 6.19
2009	10,889,650	3.64 to 7.71	41,117,247	4.30	0.73 to 1.30	8.78 to 9.41
2008	12,667,380	3.34 to 7.05	43,884,564	4.74	0.73 to 1.30	1.06 to 1.63

MML Money Market Division
2012	7,587,606	1.86 to 3.27	14,728,287	-	0.73 to 1.30	(1.30) to (0.73)
2011	8,347,340	1.88 to 3.30	16,561,371	-	0.73 to 1.30	(1.29) to (0.72)
2010	9,469,636	1.91 to 3.32	18,928,466	0.03	0.73 to 1.30	(1.29) to (0.73)
2009	11,080,140	1.93 to 3.34	22,394,336	0.06	0.73 to 1.30	(1.23) to (0.66)
2008	12,710,057	1.96 to 3.37	25,808,278	2.05	0.73 to 1.30	0.78 to 1.36

Oppenheimer Global Securities Division
2012	29,325,750	3.59	105,328,699	2.15	1.30	19.70
2011	33,349,464	3.00	100,071,260	1.32	1.30	(9.47)
2010	37,902,014	3.31	125,632,765	1.46	1.30	14.47
2009	43,012,364	2.90	124,551,454	2.28	1.30	37.97
2008	48,776,238	2.10	102,374,067	1.63	1.30	(40.96)

F-8

Notes To Financial Statements (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Strategic Income Division
2012	7,089,855	$2.78	$19,717,120	5.95%	1.30%	12.06%
2011	7,965,851	2.48	19,768,550	3.32	1.30	(0.45)
2010	8,803,949	2.49	21,946,186	8.52	1.30	13.48
2009	9,978,120	2.20	21,917,954	0.53	1.30	17.30
2008	11,411,299	1.87	21,370,019	5.20	1.30	(15.32)

Oppenheimer Small- & Mid-Cap Growth Division
2012	36,812,127	2.42	88,940,894	-	1.30	14.94
2011	41,558,933	2.10	87,358,517	-	1.30	(0.21)
2010	46,134,272	2.11	97,177,604	-	1.30	25.82
2009	51,883,869	1.67	86,860,880	-	1.30	30.89
2008	57,790,294	1.28	73,913,648	-	1.30	(49.73)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values, a reduction in the number of units purchased, or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through a reduction in unit values.	This charge is equal, on an annual basis, to 0.73% -1.25% of the daily value of the assets invested in each fund.

Administrative Expense Charge This charge is assessed through a reduction in unit values.	This charge is equal, on an annual basis, to 0.00% -0.15% of the daily value of the assets invested in each fund.

Annual Administrative Charge This charge is assessed through the redemption of units.	$30 - $35 per contract year.

Contingent Deferred Sales Charge This charge is assessed through the redemption of units.	0.00% - 11.00%

Sales and Administrative Charges This charge is assessed through a reduction in the number of units purchased.	8.75% for single purchase payment 9.00% for periodic purchase payments

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

F-9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2012, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2012, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2013

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

ASSETS
Investments
Number of shares	3,263,476	2,604,977	1,077,038	4,722,846	1,164,752	1,464,362	444,498

Identified cost	$49,132,932	$58,513,356	$13,296,908	$4,718,685	$31,721,755	$7,588,136	$19,592,412

Value	$63,067,579	$54,890,512	$14,219,177	$4,718,175	$37,912,680	$8,302,931	$24,358,508
Dividends receivable	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-

Total assets	63,067,579	54,890,512	14,219,177	4,718,175	37,912,680	8,302,931	24,358,508

LIABILITIES
Annuitant mortality fluctuation reserve	14,539	11,676	1,625	381	3,231	477	1,810
Payable to Massachusetts Mutual Life Insurance Company	9,455	6,257	1,104	351	5,947	1,019	7,403

Total liabilities	23,994	17,933	2,729	732	9,178	1,496	9,213

NET ASSETS	$63,043,585	$54,872,579	$14,216,448	$4,717,443	$37,903,502	$8,301,435	$24,349,295

Net Assets:
Accumulation units – value	$62,558,952	$54,483,370	$14,135,807	$4,704,733	$37,795,812	$8,285,547	$24,288,965
Contracts in payout (annuitization) period	484,633	389,209	80,641	12,710	107,690	15,888	60,330

Net assets	$63,043,585	$54,872,579	$14,216,448	$4,717,443	$37,903,502	$8,301,435	$24,349,295

Outstanding units
Contract owners	13,270,414	12,170,931	3,319,209	2,403,934	10,553,142	2,985,019	10,078,033

UNIT VALUE
Flex-Extra (Non-Qualified)	$4.60	$4.39	$4.25	$1.86	$3.59	$2.78	$2.42
Flex-Annuity IV (Non-Qualified)	7.84	11.61	7.70	2.63	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division
Investment income
Dividends	$1,345,070	$1,063,053	$422,039	$51	$818,629	$492,048	$-

Expenses
Mortality and expense risk fees and administrative charges	836,407	718,191	193,078	64,881	492,709	107,918	332,470

Net investment income (loss)	508,663	344,862	228,961	(64,830)	325,920	384,130	(332,470)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,906,314	(558,189)	100,962	(453)	1,723,305	129,083	555,138
Realized gain distribution	-	-	164,549	5	-	90,781	-

Realized gain (loss)	1,906,314	(558,189)	265,511	(448)	1,723,305	219,864	555,138

Change in net unrealized appreciation/depreciation of investments	4,414,179	7,756,766	148,542	398	4,760,272	337,299	3,315,889

Net gain (loss) on investments	6,320,493	7,198,577	414,053	(50)	6,483,577	557,163	3,871,027

Net increase (decrease) in net assets resulting from operations	6,829,156	7,543,439	643,014	(64,880)	6,809,497	941,293	3,538,557

Capital transactions:
Transfer of net premiums	380,377	493,708	159,410	314,978	779,553	29,821	410,338
Transfers due to death benefits	(987,168)	(636,282)	(83,511)	(125,541)	(307,232)	(102,096)	(218,470)
Transfers due to annuity benefit payments	(106,892)	(64,472)	(26,603)	(3,294)	(12,453)	(17,769)	(11,183)
Transfers due to withdrawal of funds	(4,329,173)	(5,261,662)	(1,348,743)	(850,518)	(3,788,549)	(561,119)	(2,472,815)
Transfers due to annual administrative and contingent deferred sales charges	(110,230)	(96,366)	(36,604)	(4,451)	(12,840)	(1,842)	(27,121)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(18,849)	2,631	(2,267)	420	(304)	1,395	(3,580)
Transfers between divisions and to/from Guaranteed Principal Account	(2,178,351)	(1,632,413)	(199,525)	122,121	(2,414,823)	(59,842)	(879,637)

Net increase (decrease) in net assets resulting from capital transactions	(7,350,286)	(7,194,856)	(1,537,843)	(546,285)	(5,756,648)	(711,452)	(3,202,468)

Total increase (decrease)	(521,130)	348,583	(894,829)	(611,165)	1,052,849	229,841	336,089

NET ASSETS, at beginning of year	63,564,715	54,523,996	15,111,277	5,328,608	36,850,653	8,071,594	24,013,206

NET ASSETS, at end of the year	$63,043,585	$54,872,579	$14,216,448	$4,717,443	$37,903,502	$8,301,435	$24,349,295

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Investment income
Dividends	$1,385,582	$934,959	$578,119	$93	$560,608	$305,363	$-

Expenses
Mortality and expense risk fees and administrative charges	874,432	793,103	204,901	76,089	559,508	117,089	347,774

Net investment income (loss)	511,150	141,856	373,218	(75,996)	1,100	188,274	(347,774)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,716,628	(704,422)	63,036	(364)	1,402,037	223,133	276,166
Realized gain distribution	-	-	294,927	82	-	117,386	-

Realized gain (loss)	1,716,628	(704,422)	357,963	(282)	1,402,037	340,519	276,166

Change in net unrealized appreciation/depreciation of investments	94,499	(2,208,944)	175,258	214	(5,314,295)	(532,263)	176,826

Net gain (loss) on investments	1,811,127	(2,913,366)	533,221	(68)	(3,912,258)	(191,744)	452,992

Net increase (decrease) in net assets resulting from operations	2,322,277	(2,771,510)	906,439	(76,064)	(3,911,158)	(3,470)	105,218

Capital transactions:
Transfer of net premiums	472,492	625,609	43,463	41,326	344,174	50,257	327,446
Transfers due to death benefits	(1,319,377)	(477,597)	(371,120)	(118,779)	(294,847)	(76,809)	(227,494)
Transfers due to annuity benefit payments	(94,170)	(61,946)	(14,160)	(1,818)	(11,651)	(30,907)	(7,807)
Transfers due to withdrawal of funds	(6,364,085)	(6,198,549)	(1,048,724)	(2,052,157)	(3,282,164)	(1,166,166)	(2,407,480)
Transfers due to annual administrative and contingent deferred sales charges	(123,253)	(108,402)	(40,114)	(5,174)	(13,018)	(2,184)	(29,560)
Transfers due to net charge (credit) to annuitant mortality fluctuation	28,404	12,073	9,102	5,540	(843)	2,290	186
Transfers between divisions and to/from Guaranteed Principal Account	(1,767,051)	(2,316,169)	(725,560)	1,174,470	(1,792,104)	(290,853)	(698,819)

Net increase (decrease) in net assets resulting from capital transactions	(9,167,040)	(8,524,981)	(2,147,113)	(956,592)	(5,050,453)	(1,514,372)	(3,043,528)

Total increase (decrease)	(6,844,763)	(11,296,491)	(1,240,674)	(1,032,656)	(8,961,611)	(1,517,842)	(2,938,310)

NET ASSETS, at beginning of the year	70,409,478	65,820,487	16,351,951	6,361,264	45,812,264	9,589,436	26,951,516

NET ASSETS, at end of the year	$63,564,715	$54,523,996	$15,111,277	$5,328,608	$36,850,653	$8,071,594	$24,013,206

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on October 14, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within the Separate Account, they are: Flex-Annuity IV (Non-Qualified) and Flex-Extra (Non-Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2012, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to both segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

MML Blend Division	MML Blend Fund [1]

MML Equity Division	MML Equity Fund [1]

MML Managed Bond Division	MML Managed Bond Fund [1]

MML Money Market Division	MML Money Market Fund [1]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [2]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [2]

Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Small- & Mid-Cap Growth Fund/VA [2]

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the FIA is not registered as an investment company under the 1940 Act.

[1]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[2]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no

Notes To Financial Statements (Continued)

provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $22,104 for the year ended December 31, 2012. Net transfers from MassMutual to the Separate Account totaled $54,045 for the year ended December 31, 2011. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

I.	Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU was effective January 1, 2012. Adoption of this standard did not have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments

Notes To Financial Statements (Continued)

offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2012. There have been no transfers between levels for the year ended December 31, 2012.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Cost of purchases	$1,876,928	$1,712,169	$880,312	$1,380,958	$1,561,935	$780,163	$250,749
Proceeds from sales	(8,715,663)	(8,564,864)	(2,181,917)	(1,991,998)	(6,981,617)	(1,016,402)	(3,778,431)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2012 were as follows:

2012	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Units purchased	93,518	112,237	38,193	168,581	241,587	11,784	177,825
Units withdrawn	(1,224,493)	(1,423,948)	(357,016)	(512,643)	(1,249,243)	(258,682)	(1,154,937)
Units transferred between divisions and to/from GPA	(488,220)	(419,572)	(49,734)	89,477	(719,946)	(20,579)	(368,621)

Net increase (decrease)	(1,619,195)	(1,731,283)	(368,557)	(254,585)	(1,727,602)	(267,477)	(1,345,733)

2011	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division

Units purchased	124,429	167,015	18,952	23,982	113,088	22,809	156,532
Units withdrawn	(1,840,706)	(1,663,352)	(377,754)	(1,138,134)	(1,101,895)	(501,751)	(1,214,772)
Units transferred between divisions and to/from GPA	(430,158)	(561,075)	(183,871)	617,684	(551,503)	(115,468)	(313,005)

Net increase (decrease)	(2,146,435)	(2,057,412)	(542,673)	(496,468)	(1,540,310)	(594,410)	(1,371,245)

8. FINANCIAL	HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2012 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2012	13,270,414	$4.60 to $7.84	$63,043,585	2.09%	1.25% to 1.30%	11.19% to 11.24%
2011	14,889,609	4.13 to 7.04	63,564,715	2.05	1.25 to 1.30	3.43 to 3.48
2010	17,036,044	4.00 to 6.81	70,409,478	2.10	1.25 to 1.30	11.05 to 11.11
2009	19,277,362	3.60 to 6.13	71,533,116	2.64	1.25 to 1.30	18.99 to 19.05
2008	22,506,946	3.02 to 5.15	70,118,619	3.05	1.25 to 1.30	(23.73) to (23.69)

MML Equity Division
2012	12,170,931	4.39 to 11.61	54,872,579	1.93	1.25 to 1.30	14.55 to 14.60
2011	13,902,214	3.83 to 10.13	54,523,996	1.53	1.25 to 1.30	(5.00) to (4.95)
2010	15,959,626	4.03 to 10.66	65,820,487	1.82	1.25 to 1.30	13.28 to 13.34
2009	18,162,656	3.56 to 9.40	66,010,690	2.65	1.25 to 1.30	29.02 to 29.09
2008	21,491,592	2.76 to 7.28	60,939,356	-	1.25 to 1.30	(42.34) to (42.31)

MML Managed Bond Division
2012	3,319,209	4.25 to 7.70	14,216,448	2.85	1.25 to 1.30	4.40 to 4.45
2011	3,687,766	4.07 to 7.37	15,111,277	3.66	1.25 to 1.30	5.93 to 5.98
2010	4,230,439	3.84 to 6.95	16,351,951	3.75	1.25 to 1.30	5.58 to 5.64
2009	4,545,179	3.64 to 6.58	16,615,534	4.26	1.25 to 1.30	8.78 to 8.84
2008	5,420,123	3.34 to 6.05	18,213,879	4.72	1.25 to 1.30	1.06 to 1.11

MML Money Market Division
2012	2,403,934	1.86 to 2.63	4,717,443	-	1.25 to 1.30	(1.30) to (1.25)
2011	2,658,519	1.88 to 2.66	5,328,608	-	1.25 to 1.30	(1.29) to (1.24)
2010	3,154,987	1.91 to 2.70	6,361,264	0.03	1.25 to 1.30	(1.29) to (1.24)
2009	3,661,698	1.93 to 2.73	7,417,720	0.06	1.25 to 1.30	(1.23) to (1.18)
2008	4,366,639	1.96 to 2.76	8,846,958	2.07	1.25 to 1.30	0.78 to 0.83

Notes To Financial Statements (Continued)

8. FINANCIAL	HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Division
2012	10,553,142	$3.59	$37,903,502	2.17%	1.30%	19.70%
2011	12,280,744	3.00	36,850,653	1.30	1.30	(9.47)
2010	13,821,054	3.31	45,812,264	1.45	1.30	14.47
2009	15,562,354	2.90	45,064,104	2.28	1.30	37.97
2008	17,924,809	2.10	37,621,507	1.63	1.30	(40.96)

Oppenheimer Global Strategic Income Division
2012	2,985,019	2.78	8,301,435	5.94	1.30	12.06
2011	3,252,496	2.48	8,071,594	3.39	1.30	(0.45)
2010	3,846,906	2.49	9,589,436	8.49	1.30	13.48
2009	4,196,693	2.20	9,218,461	0.54	1.30	17.30
2008	5,071,072	1.87	9,496,634	5.28	1.30	(15.32)

Oppenheimer Small- & Mid-Cap Growth Division
2012	10,078,033	2.42	24,349,295	-	1.30	14.94
2011	11,423,766	2.10	24,013,206	-	1.30	(0.21)
2010	12,795,011	2.11	26,951,516	-	1.30	25.82
2009	14,424,840	1.67	24,149,208	-	1.30	30.89
2008	16,648,138	1.28	21,292,930	-	1.30	(49.73)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge	This charge is equal, on an annual basis, to 1.15% - 1.25% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Administrative Charge	This charge is equal, on an annual basis, to 0.00% - 0.15% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Annual Administrative Charge	$30 - $35 per contract year.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00%
This charge is assessed through the redemption of units.

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2013, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2012 and 2011, and the related statutory statements of income, changes in surplus and cash flows for the three-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

LA2045	FF-1

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three-year period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

February 22, 2013

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2012	2011
	(In Millions)
Assets:

Bonds	$56,891	$53,464
Preferred stocks	336	323
Common stocks - subsidiaries and affiliates	5,775	4,982
Common stocks - unaffiliated	834	576
Mortgage loans	13,957	12,398
Policy loans	10,022	9,478
Real estate	1,133	1,192
Partnerships and limited liability companies	6,538	5,642
Derivatives and other invested assets	2,859	3,334
Cash, cash equivalents and short-term investments	2,816	1,631

Total invested assets	101,161	93,020

Investment income due and accrued	385	501
Federal income taxes	286	-
Deferred income taxes	607	1,058
Other than invested assets	870	857

Total assets excluding separate accounts	103,309	95,436

Separate account assets	52,340	41,532

Total assets	$155,649	$136,968

Liabilities and Surplus:

Policyholders’ reserves	$73,734	$68,536
Liabilities for deposit-type contracts	5,323	4,588
Contract claims and other benefits	320	320
Policyholders’ dividends	1,400	1,335
General expenses due or accrued	980	901
Federal income taxes	-	91
Asset valuation reserve	1,929	1,683
Securities sold under agreements to repurchase	3,822	3,580
Commercial paper	250	250
Derivative collateral	1,304	1,546
Other liabilities	1,569	1,196

Total liabilities excluding separate accounts	90,631	84,026

Separate account liabilities	52,331	41,525

Total liabilities	142,962	125,551

Surplus	12,687	11,417

Total liabilities and surplus	$155,649	$136,968

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2012	2011	2010
	(In Millions)

Revenue:

Premium income	$20,327	$13,491	$11,163
Net investment income	4,928	4,783	4,425
Reserve adjustments on reinsurance ceded	57	48	69
Fees and other income	540	528	483

Total revenue	25,852	18,850	16,140

Benefits and expenses:

Policyholders’ benefits	10,921	10,109	10,214
Change in policyholders’ reserves	10,827	5,239	2,214
General insurance expenses	1,422	1,258	1,330
Commissions	605	541	521
State taxes, licenses and fees	159	139	131

Total benefits and expenses	23,934	17,286	14,410

Net gain from operations before dividends and federal income taxes	1,918	1,564	1,730

Dividends to policyholders	1,379	1,313	1,209

Net gain from operations before federal income taxes	539	251	521

Federal income tax benefit	(108)	(293)	(251)

Net gain from operations	647	544	772

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	109	(199)	(237)

Net income	$756	$345	$535

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

		Years Ended December 31,
	2012	2011	2010
	(In Millions)

Surplus, beginning of year	$11,417	$10,352	$9,259

Increase (decrease) due to:
Net income	756	345	535
Change in net unrealized capital gains, net of tax	743	1,432	685
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(8)	(53)	9
Change in other net deferred income taxes	(551)	(11)	(8)
Change in nonadmitted assets	156	(120)	69
Change in reserve valuation basis	-	-	(7)
Change in asset valuation reserve	(246)	(255)	(286)
Change in surplus notes	399	-	-
Prior period adjustments	(32)	1	17
Change in minimum pension liability	52	(273)	80
Other	1	(1)	(1)

Net increase	1,270	1,065	1,093

Surplus, end of year	$12,687	$11,417	$10,352

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2012	2011	2010
	(In Millions)

Cash from operations:
Premium and other income collected	$20,879	$14,046	$11,726
Net investment income	4,789	4,503	4,288
Benefit payments	(10,670)	(9,963)	(10,105)
Net transfers (to) from separate accounts	(5,755)	(997)	140
Commissions and other expenses	(2,021)	(2,164)	(1,982)
Dividends paid to policyholders	(1,313)	(1,208)	(1,217)
Federal and foreign income taxes recovered	26	88	309

Net cash from operations	5,935	4,305	3,159

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,842	18,638	16,753
Common stocks - unaffiliated	121	101	72
Mortgage loans	2,056	1,990	1,898
Real estate	103	115	135
Partnerships	1,006	1,031	738
Preferred and affiliated common stocks	657	204	754
Other	(68)	770	(193)

Total investment proceeds	20,717	22,849	20,157

Cost of investments acquired:
Bonds	(19,737)	(21,216)	(19,990)
Common stocks - unaffiliated	(329)	(441)	(52)
Mortgage loans	(3,582)	(3,159)	(1,991)
Real estate	(121)	(245)	(196)
Partnerships	(1,515)	(1,327)	(1,381)
Preferred and affiliated common stocks	(474)	(736)	(488)
Other	(69)	31	(14)

Total investments acquired	(25,827)	(27,093)	(24,112)
Net increase in policy loans	(543)	(519)	(474)

Net cash used in investing activities	(5,653)	(4,763)	(4,429)

Cash from financing and other sources:
Net deposits on deposit-type contracts	588	905	702
Cash provided from surplus notes	399	-	-
Change in securities sold under agreements to repurchase	242	(303)	443
Change in derivative collateral	(242)	259	(522)
Other cash (used) provided	(84)	89	(465)

Net cash from financing and other sources	903	950	158

Net change in cash, cash equivalents and short-term investments	1,185	492	(1,112)
Cash, cash equivalents and short-term investments, beginning of year	1,631	1,139	2,251

Cash, cash equivalents and short-term investments, end of year	$2,816	$1,631	$1,139

See note to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of the Company and its subsidiaries. The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry these at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) a prepaid pension asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement plan assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over/underfunded status of a plan, which is the difference between the fair value of the plan assets and the projected benefit obligation, is recorded as an asset or liability with the change recorded through accumulated other comprehensive income; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year surplus on a pretax basis with any associated tax impact reported through earnings.

The following summarizes corrections of prior year errors:

	Year Ended December 31, 2012

	Increase (Decrease) to:		Correction

	Prior Year Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Reinsurance	(3)	(3)	3
Partnership income	4	4	(4)

Total	$(32)	$(32)	$32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2011

	Increase (Decrease) to:			Correction

	Prior Year Income	Prior Year Surplus	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(11)	$-	$(11)	$11
General insurance expenses	(8)	-	(8)	8
Partnership income	(7)	2	(5)	5
Other	8	-	8	(8)
Derivatives	7	-	7	(7)
Fixed assets	5	-	5	(5)
Premium income	5	-	5	(5)
Prepaid commissions and allowances	2	(2)	-	-

Total	$1	$-	$1	$(1)

	Year Ended December 31, 2010

	Increase (Decrease) to:			Correction

	Prior Year Income	Prior Year Surplus	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Separate account income	$(21)	$-	$(21)	$21
Partnership income	(20)	20	-	-
Reinsurance	(5)	-	(5)	5
Policy loans	(4)	-	(4)	4
Prepaid commissions and allowances	36	(36)	-	-
Policyholders’ reserves	24	-	24	(24)
Impaired asset	5	-	5	(5)
Other	2	-	2	(2)

Total	$17	$(16)	$1	$(1)

For the year ended December 31, 2010, the $20 million correction for partnership income was a reclassification within surplus and therefore had no impact to surplus. Additionally, prepaid commissions and allowances of $36 million were recorded and then nonadmitted through the Statutory Statements of Changes in Surplus. Previously the Company directly expensed these costs.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds that are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,165 million and $2,015 million as of December 31, 2012 and 2011, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated.

Refer to Note 4d. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loans. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions with the senior lender, within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2012 and 2011. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate, held for sale, is initially carried at the lower of depreciated cost or fair value less estimated selling costs at the time the property is deemed held for sale and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships which generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Interest rate swaps associated with replicated assets are valued at amortized cost and all other derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities with a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to eleven years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships for which audits are not performed, certain other receivables, furniture, uncollected premiums and certain intangible assets. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of group and individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders' reserves or policyholders’ benefits in the Statutory Statements of Income.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional life insurance reserves over and above the amounts calculated by the methods described above.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs offered by MassMutual are guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including Basic and Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

In September 2007, GMIB Plus replaced GMIB Basic and continued through March 2009. GMIB Plus includes a product version which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. The GMIB Plus also provides the annuity contract holder with a withdrawal feature. This withdrawal feature allows a dollar for dollar withdrawal, which lowers the GMIB Plus value for each dollar withdrawn up to the amount of interest credited to the GMIB Plus value for the year. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 66% and 69% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2012 and 2011, respectively.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death or surrender.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily consist of IMR, derivative payables, amounts held for agents, remittances and items not allocated, pending security settlements and other liabilities including unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 1.7% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised existing guidance pertaining to guarantees. These revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, the maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

In August 2012, the NAIC issued new guidance pertaining to share-based payments. This new standard provides statutory accounting guidance on transactions in which an entity awards employees in share-based payments. It requires entities to measure share-based payments in the financial statements using a fair value-based measurement objective and recognize the compensation costs as employee services are consumed. It substantially adopts the stock compensation guidance in U.S. GAAP under Accounting Standards Codification (ASC) Topic 718, Stock Compensation, which the Company has applied to its accounting for the phantom stock appreciation rights and phantom restricted stock since 2008. This guidance was issued as SSAP No. 104, “Share-Based Payments – Revised,” which supersedes SSAP No. 13, “Stock Options and Stock Purchase Plans,” and it is effective prospectively for years beginning on January 1, 2013, although early adoption is permitted for December 31, 2012 financial statements. The Company early adopted this standard in 2012 and the adoption had no impact on the financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of new accounting standards

In March 2012, the NAIC issued SSAP No. 102 “Accounting for Pensions, Replacement of SSAP No. 89”. Under this SSAP, the statutory accounting standards will be similar to U.S. GAAP accounting standards. This SSAP will require the Pension liability to include the unfunded projected benefit obligation, including non-vested participants if any. The adoption of this SSAP is expected to create an additional pension liability of approximately $43 million. This new requirement is effective January 1, 2013. Upon adoption, the Company will immediately record an additional liability of $8 million and the remaining $35 million (transition) liability will be deferred and recognized over a period up to 10 years.

In March 2012, the NAIC issued SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14.” Under this SSAP, participants not yet eligible to retire will also be included in the accumulated postretirement benefit obligation. The accumulated postretirement benefit obligation is already recorded on a U.S. GAAP basis on the books of MMHLLC, a subsidiary of the Company. The U.S. GAAP equity of this subsidiary is included in admitted assets of the Company for statutory purposes. Therefore, there will be no impact from the adoption of this SSAP besides disclosure. This new requirement is effective January 1, 2013.

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” This SSAP will supersede SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update (ASU) No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company is required to adopt the guidance prospectively as of January 1, 2013. Early adoption is not permitted. Adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

		December 31, 2012

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Millions)

U.S. government and agencies	$7,654	$1,148	$6	$8,796
All other governments	126	38	-	164
States, territories and possessions	1,449	192	-	1,641
Special revenue	3,983	964	2	4,945
Industrial and miscellaneous	38,419	4,003	223	42,199
Parent, subsidiaries and affiliates	5,260	325	112	5,473

Total	$56,891	$6,670	$343	$63,218

Note: The unrealized losses exclude $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

		December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Millions)

U.S. government and agencies	$9,177	$1,821	$-	$10,998
All other governments	112	36	-	148
States, territories and possessions	1,281	131	3	1,409
Special revenue	2,341	349	1	2,689
Industrial and miscellaneous	35,558	2,950	930	37,578
Parent, subsidiaries and affiliates	4,995	248	213	5,030

Total	$53,464	$5,535	$1,147	$57,852

Note: The unrealized losses exclude $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2012 and 2011.

		December 31,
		2012		2011

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/ A	$34,375	61%	$33,712	63%
2	Baa	18,918	33	16,395	31
3	Ba	1,685	3	1,599	3
4	B	1,110	2	915	2
5	Caa and lower	679	1	718	1
6	In or near default	124	-	125	-

	Total	$56,891	100%	$53,464	100%

The following sets forth RMBS and CMBS subject to modeling as of December 31, 2012 and 2011 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers:

December 31,
	2012				2011

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$1,856	97%	$2,775	100%	$2,132	84%	$2,895	100%
2	22	1	-	-	122	5	6	-
3	21	1	8	-	121	5	8	-
4	15	1	8	-	137	5	9	-
5	6	-	-	-	16	1	4	-
6	-	-	-	-	2	-	-	-

	$1,920	100%	$2,791	100%	$2,530	100%	$2,922	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying value and fair value of bonds as of December 31, 2012 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,057	$2,043
Due after one year through five years	14,096	15,152
Due after five years through ten years	18,674	20,901
Due after 10 years	22,064	25,122

Total	$56,891	$63,218

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$5,104	$8,981	$8,602
Gross realized capital gains from sales	292	436	257
Gross realized capital losses from sales	(38)	(152)	(163)

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2012 and 2011:

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

			($ In Millions)

U.S. government and agencies	$1,287	$6	2	$-	$-	-
States, territories and possessions	56	1	6	-	-	-
Special revenue	52	1	63	9	2	68
Industrial and miscellaneous	2,243	56	248	2,695	174	522
Parent, subsidiaries and affiliates	14	5	4	769	114	17

Total	$3,652	$69	323	$3,473	$290	607

Note: The unrealized losses include $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

			($ In Millions)

States, territories and possessions	$67	$1	6	$32	$2	1
Special revenue	28	1	79	-	-	-
Industrial and miscellaneous	4,524	199	629	3,573	750	756
Parent, subsidiaries and affiliates	2,010	74	25	500	151	18

Total	$6,629	$275	739	$4,105	$903	775

Note: The unrealized losses include $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2012 and 2011, the Company has not deemed these unrealized losses to be other than temporary because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $2,270 million. Securities in an unrealized loss position for less than 12 months had a fair value of $237 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,033 million and unrealized losses of $166 million. These securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2012 or 2011 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $70 million and $71 million as of December 31, 2012 and 2011, respectively.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2012 and 2011, RMBS had a total carrying value of $2,981 million and $3,886 million and a fair value of $3,217 million and $3,648 million, of which approximately 38% and 40%, based on carry value, was classified as Alt-A, respectively. As of December 31, 2012 and 2011, Alt-A and subprime RMBS had a total carrying value of $1,669 million and $2,257 million and a fair value of $1,718 million and $1,808 million, respectively.

During the year ended December 31, 2012, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2012 and 2011, total leveraged loans and leveraged loan CDOs had a carrying value of $5,504 million and $5,483 million and a fair value of $5,633 million and $5,355 million, of which approximately 84% and 90%, based on carrying value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,882 million and fair value of $3,150 million as of December 31, 2012 and a carrying value of $3,053 million and fair value of $3,220 million as of December 31, 2011.

b.	Preferred stocks

The Company held preferred stocks with carrying values of $336 million and fair values of $358 million as of December 31, 2012 and carrying values of $323 million and fair values of $310 million as of December 31, 2011.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $266 million as of December 31, 2012 and $254 million as of December 31, 2011.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,

	2012	2011

	(In Millions)

Adjusted cost basis	$769	$542
Gross unrealized gains	104	73
Gross unrealized losses	(39)	(39)

Carrying value	$834	$576

As of December 31, 2012, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $443 million in 237 issuers. These holdings were in an unrealized loss position of $39 million, $31 million of which were in an unrealized loss position more than 12 months. As of December 31, 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 333 issuers. These holdings were in an unrealized loss position of $39 million, $3 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2012 or 2011.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $235 million as of December 31, 2012 and $223 million as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life which primarily provides variable life and bank-owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2012	2011	2010

	(In Billions)

Total revenue	$0.9	$0.9	$1.0
Net income	0.1	0.1	0.1
Assets	13.1	12.8	12.8
Liabilities	11.9	11.7	11.8
Stockholder’s equity	1.2	1.1	1.0

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2012	2011	2010

	(In Billions)

Total revenue	$6.2	$4.9	$6.2
Net income (loss)	0.2	0.3	(0.3)
Assets	53.5	50.7	50.9
Liabilities	43.6	42.4	43.1
Equity	9.9	8.3	7.8
The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $4,271 million and $3,413 million as of December 31, 2012 and 2011, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying amount.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, its subsidiary HarbourView Asset Management Corporation (HVAMC) and AAArdvark IV Funding Limited (AAArdvark IV) in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited, in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. The court has dismissed certain equitable claims against OFI and HVAMC, leaving only the claims for breach of contract. Plaintiffs filed an amended complaint with additional contractual claims. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment. In December 2011, plaintiffs filed a motion for partial summary judgment. In January 2012, the court granted in part defendant’s motion to dismiss and denied plaintiffs’ motion for partial summary judgment. In April 2012, plaintiffs filed a motion for leave to file a third amended complaint, which would add a fraud claim and additional allegations in support of plaintiffs’ contract claims. In August 2012, plaintiffs and defendants separately filed motions for partial summary judgment which were argued in October 2012. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On July 15, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark I Funding Limited (AAArdvark I), in connection with investments made by TSL (USA) Inc. and other investors in AAArdvark I. The complaint alleges breach of contract against each of the defendants and seeks compensatory damages and costs and disbursements, including attorney fees. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In January 2012, the court granted in part defendant’s motion to dismiss. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On November 9, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark XS Funding Limited (AAArdvark XS) in connection with the investment made by Scaldis Capital Limited, predecessor in interest to plaintiff Royal Park Investments SA/NV, in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages and an award of attorney fees and litigation expenses. OFI believes it has substantial defenses and will vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

Historically, the Company has reinvested a substantial portion of its unrestricted earnings in its international insurance subsidiaries’ operations. In 2010, the Company sold its interests in its indirect Taiwan subsidiary, MassMutual Mercuries Life Insurance Company. This sale resulted in a $119 million increase to the statutory value of MMHLLC.

The Company received $25 million, $250 million and $225 million of cash dividends, recorded in net investment income, from MMHLLC in 2012, 2011 and 2010, respectively.

In 2012, the Company contributed capital of $75 million to MSC Holding Company, LLC, a wholly owned subsidiary of the Company. In 2011, the Company contributed capital of $250 million to MMHLLC. In 2010, the Company did not contribute capital to its subsidiaries, including MMHLLC.

The Company held debt issued by MMHLLC that amounted to $1,993 million as of December 31, 2012 and 2011. On March 25, 2010, the Company and MMHLLC completed an equity for debt swap. MMHLLC swapped $500 million of the Company’s contributed capital for $500 million of additional notes payable to the Company. No cash was distributed by MMHLLC. The Company recorded interest income on MMHLLC debt of $117 million, $118 million and $113 million in 2012, 2011 and 2010, respectively.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $23 million as of December 31, 2012 and $8 million as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $961 million as of December 31, 2012 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender for commercial properties in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company does not originate any residential mortgages but invests in seasoned residential mortgage loan pools that may contain mortgages of subprime credit quality. As of December 31, 2012 and 2011, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2012 and 2011.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$11,777	$12,112	$10,199	$10,463
Mezzanine loans	35	35	41	44

Total commercial mortgage loans	11,812	12,147	10,240	10,507

Residential mortgage loans:
FHA insured and VA guaranteed	2,130	2,147	2,139	2,126
Other residential loans	15	15	19	19

Total residential mortgage loans	2,145	2,162	2,158	2,145

Total mortgage loans	$13,957	$14,309	$12,398	$12,652

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2013	$986
2014	756
2015	977
2016	2,135
2017	1,660
Thereafter	5,298

Commercial mortgage loans	11,812
Residential mortgage loans	2,145

Total	$13,957

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation (classification of prior year amounts has been adjusted to conform with the Company's current year translation method):

	December 31, 2012
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$4,637	$4,987	$1,076	$820	$257	$11,777
Mezzanine loans	-	-	22	-	13	35

Total commercial mortgage loans	4,637	4,987	1,098	820	270	11,812

Residential mortgage loans:
FHA insured and VA guaranteed	2,130	-	-	-	-	2,130
Other residential loans	15	-	-	-	-	15

Total residential mortgage loans	2,145	-	-	-	-	2,145

Total mortgage loans	$6,782	$4,987	$1,098	$820	$270	$13,957

	December 31, 2011
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$3,377	$4,321	$1,503	$978	$20	$10,199
Mezzanine loans	-	-	-	28	13	41

Total commercial mortgage loans	3,377	4,321	1,503	1,006	33	10,240

Residential mortgage loans:
FHA insured and VA guaranteed	2,139	-	-	-	-	2,139
Other residential loans	19	-	-	-	-	19

Total residential mortgage loans	2,158	-	-	-	-	2,158

Total mortgage loans	$5,535	$4,321	$1,503	$1,006	$33	$12,398

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2012
	Less than 80%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$4,189	$230	$122	$4,541	39%
Apartments	2,419	82	105	2,606	22
Industrial and other	1,719	695	5	2,419	20
Retail	1,123	29	248	1,400	12
Hotels	816	11	19	846	7

Total	$10,266	$1,047	$499	$11,812	100%

	December 31, 2011
	Less than 80%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$3,288	$429	$84	$3,801	38%
Apartments	2,347	224	123	2,694	26
Industrial and other	1,142	705	125	1,972	19
Retail	886	30	248	1,164	11
Hotels	590	-	19	609	6

Total	$8,253	$1,388	$599	$10,240	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2012
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$2,766	63%
Texas	1,401	64%
Illinois	960	68%
Massachusetts	951	60%
New York	908	54%
District of Columbia	698	49%
All other states	3,664	61%
Canada	340	58%
United Kingdom	124	48%

Total commercial mortgage loans	$11,812	61%

Note: All other states consists of 34 states, with no individual state exposure exceeding $450 million.

	December 31, 2011
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$ 2,385	69%
Texas	1,299	64%
Illinois	888	70%
Massachusetts	721	62%
New York	719	52%
District of Columbia	437	66%
All other states	3,222	62%
Canada	569	69%

Total commercial mortgage loans	$ 10,240	65%

Note: All other states consists of 32 states, with no individual state exposure exceeding $400 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2012			2011
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.2%	10.5%	5.0%	0.9%	9.8%	5.4%
Residential mortgage loans	2.6%	12.8%	5.8%	3.0%	12.9%	5.9%
Mezzanine mortgage loans	8.5%	17.0%	10.1%	8.5%	18.0%	11.9%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2012			2011
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.3%	7.2%	4.2%	3.5%	7.5%	4.7%
Residential mortgage loans	5.1%	5.7%	5.1%	5.1%	6.2%	5.3%
Mezzanine mortgage loans	-%	-%	-%	8.5%	8.5%	8.5%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2012 and 2011. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 93.0% as of December 31, 2012 and 97.0% as of December 31, 2011.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2012
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$84	$93	$103	$(19)	$7
Mezzanine loans	1	3	29	(27)	-

Total	85	96	132	(46)	7

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	5	12	39	-	-

Total impaired commercial mortgage loans	$90	$108	$171	$(46)	$7

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$533	$539	$606	$(71)	$34
Mezzanine loans	25	27	85	(59)	2

Total	558	566	691	(130)	36

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	18	-	-

Total impaired commercial mortgage loans	$558	$566	$709	$(130)	$36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2012			2011			2010

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)	$(117)	$(56)	$(173)
Additions	-	-	-	(19)	(10)	(29)	(28)	(9)	(37)
Decreases	3	5	8	50	1	51	30	6	36
Write-downs	11	13	24	21	41	62	44	-	44

Ending balance	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)

As of December 31, 2012, the Company did not hold any past due commercial or residential mortgage loans. The carrying value of commercial mezzanine loans for which the Company has suspended interest accruals was $13 million as of December 31, 2012 and $32 million as of December 31, 2011. The Company did not have any mortgage loans with interest more than 180 days past due as of December 31, 2012, 2011 or 2010. The Company had one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012 and 2011. There were no restructured residential mortgage loans as of December 31, 2012 or 2011.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2012	2011

	(In Millions)

Held for the production of income	$2,214	$2,221
Accumulated depreciation	(968)	(887)
Encumbrances	(213)	(256)

Held for the production of income, net	1,033	1,078

Held for sale	-	9

Occupied by the Company	233	227
Accumulated depreciation	(133)	(122)

Occupied by the Company, net	100	105

Total real estate	$1,133	$1,192

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

As of December 31, 2012 and 2011, the carrying value of nonincome producing real estate was less than $1 million and was comprised of two land parcels.

Depreciation expense on real estate was $98 million for the year ended December 31, 2012, $97 million for the year ended December 31, 2011, and $93 million for the year ended December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2012	2011

	(In Millions)

Common stocks	$2,906	$2,664
Real estate	1,600	1,333
Fixed maturities/preferred stock	1,482	1,103
Mortgage loans	277	297
LIHTC	219	187
Other	54	58

Total	$6,538	$5,642

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2012 or 2011 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$2,854	$2,763	$2,599
Preferred stocks	14	11	5
Common stocks - subsidiaries and affiliates	29	254	236
Common stocks - unaffiliated	33	14	11
Mortgage loans	720	668	629
Policy loans	670	655	654
Real estate	190	179	158
Partnerships and LLCs	550	412	364
Derivatives	207	138	134
Cash, cash equivalents and short-term investments	12	9	5
Other	3	4	2

Subtotal investment income	5,282	5,107	4,797
Amortization of the IMR	130	113	67
Net (losses) from separate accounts	-	-	(1)
Investment expenses	(484)	(437)	(438)

Net investment income	$4,928	$4,783	$4,425

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$106	$123	$(84)
Preferred stocks	11	-	8
Common stocks - subsidiaries and affiliates	63	18	4
Common stocks - unaffiliated	13	21	17
Mortgage loans	22	(61)	(38)
Real estate	21	30	65
Partnerships and LLCs	(40)	(27)	(36)
Derivatives and other	(72)	460	(20)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	124	564	(84)
Net federal and state tax benefit (expense)	293	(174)	(18)

Net realized capital gains (losses) before deferral to the IMR	417	390	(102)
Net after tax gains deferred to the IMR	(308)	(589)	(135)

Net realized capital gains (losses)	$109	$(199)	$(237)

Portions of realized capital gains (losses), deemed to be interest related, were deferred into the IMR. The IMR liability balance was $690 million as of December 31, 2012 and $546 million as of December 31, 2011 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bonds	$(148)	$(161)	$(178)
Common stocks	(4)	(3)	(2)
Mortgage loans	(23)	(64)	(33)
Partnerships and LLCs	(97)	(54)	(88)

Total OTTI	$(272)	$(282)	$(301)

For the years ended December 31, 2012, 2011 and 2010, the Company recognized $98 million, $138 million and $152 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 86% of the $161 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2010, 85% of the $178 million of bond OTTI were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. "Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $3,822 million as of December 31, 2012 and $3,580 million as of December 31, 2011. As of December 31, 2012, the maturities of these agreements ranged from January 2, 2013 through January 4, 2013 and the interest rates ranged from 0.2% to 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $3,868 million as of December 31, 2012 and $3,717 million as of December 31, 2011.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $2,745 million as of December 31, 2012 and $2,224 million as of December 31, 2011. Of this amount, $1,469 million as of December 31, 2012 and $190 million as of December 31, 2011, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDBs and VAGLBs.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” forward contracts (TBAs) to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,257 million as of December 31, 2012 and $2,795 million as of December 31, 2011. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral, was $30 million as of December 31, 2012 and $95 million as of December 31, 2011. The amount at risk using NAIC prescribed rules was $110 million as of December 31, 2012 and $121 million as of December 31, 2011. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from the counterparty’s right to offset carrying value positions in the other derivative categories.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,403	$104,023	$156	$8,993
Options	305	9,583	(4)	43
Currency swaps	121	1,327	50	575
Forward contracts	16	3,199	-	249
Credit default swaps	13	1,164	-	35
Financial futures - long positions	-	2,270	-	-
Financial futures - short positions	-	352	-	-

Total	$2,858	$121,918	$202	$9,895

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,606	$96,739	$147	$8,264
Options	501	5,467	(47)	300
Currency swaps	138	901	80	813
Forward contracts	48	3,940	(1)	63
Credit default swaps	37	1,275	(1)	35
Financial futures - long positions	-	1,661	-	-
Financial futures - short positions	-	1,276	-	-

Total	$3,330	$111,259	$178	$9,475

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is fully exposed to the notional amounts of $2,745 million as of December 31, 2012 and $2,224 million as of December 31, 2011. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $3,035 million for the year ended December 31, 2012 and was $2,717 million for the year ended December 31, 2011. The weighted average fair value of outstanding derivative financial instrument liabilities was $183 million for the year ended December 31, 2012 and was $177 million for the year ended December 31, 2011.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2012	2011

	(In Millions)

Open interest rate swaps in a fixed pay position	$60,608	$57,962
Open interest rate swaps in a fixed receive position	50,408	44,503
Other interest related swaps	2,000	2,538

Total interest rate swaps	$113,016	$105,003

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	December 31,
	2012		2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Open Contracts

		(In Millions)

Interest rate swaps	$(58)	$(212)	$1	$549
Currency swaps	(41)	13	(3)	35
Options	17	(309)	(85)	320
Credit default swaps	4	(28)	4	11
Forward contracts	131	(32)	117	28
Financial futures - long positions	106	-	709	-
Financial futures - short positions	(226)	-	(285)	-

Total	$(67)	$(568)	$458	$943

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012					December 31, 2011

	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Carrying Value	Fair Value

	(In Millions)					(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,654	$8,796	$-	$8,783	$13	$9,177	$10,998
All other governments	126	164	-	133	31	112	148
States, territories and possessions	1,449	1,641	-	1,641	-	1,281	1,409
Special revenue	3,983	4,945	-	4,945	-	2,341	2,689
Industrial and miscellaneous	38,419	42,199	-	26,930	15,269	35,558	37,578
Parent, subsidiaries and affiliates	5,260	5,473	-	1,433	4,040	4,995	5,030
Preferred stocks	336	358	-	73	285	323	310
Common stock - unaffiliated	834	834	620	59	155	576	576
Common stock - affiliated(1)	543	543	-	363	180	639	639
Mortgage loans - commercial	11,812	12,147	-	-	12,147	10,240	10,507
Mortgage loans - residential	2,145	2,162	-	-	2,162	2,158	2,145
Cash, cash equivalents and short-term investments	2,816	2,816	729	2,087	-	1,631	1,631
Separate account assets	52,340	52,340	35,306	16,524	510	41,532	41,532
Derivatives:
Interest rate swaps	2,403	2,382	-	2,382	-	2,606	2,606
Options	305	305	-	305	-	501	501
Currency swaps	121	121	-	121	-	138	138
Forward contracts	16	16	-	16	-	48	48
Credit default swaps	13	13	-	13	-	37	37
Financial liabilities:
Commercial paper	250	250	-	250	-	250	250
Securities sold under agreements to repurchase	3,822	3,822	-	3,822	-	3,580	3,580
Funding agreements	4,054	4,154	-	-	4,154	3,344	3,457
Investment-type insurance contracts:
Group annuity investment contracts	7,606	8,783	-	-	8,783	7,315	7,915
Individual annuity investment contracts	5,154	6,129	-	-	6,129	4,803	5,228
Supplementary investment contracts	1,020	1,021	-	-	1,021	990	991
Derivatives:
Interest rate swaps	156	157	-	157	-	147	147
Options	(4)	(4)	-	(4)	-	(47)	(47)
Currency swaps	50	50	-	50	-	80	80
Forward contracts	-	-	-	-	-	(1)	(1)
Credit default swaps	-	-	-	-	-	(1)	(1)

(1)Common stock - affiliated does not include MMHLLC (which had a statutory carrying value of $4,271 million as of December 31, 2012 and $3,413 million as of December 31, 2011) and C.M. Life Insurance Company (which had a statutory carrying value of $961 million as of December 31, 2012 and $ 930 million as of December 31, 2011).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Annually, the Company reviews the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed investment contracts, funding agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset-liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

The following presents the Company’s fair value hierarchy for financial instruments that are carried at fair value:

	December 31, 2012

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$14	$12	$-	$26
Parent, subsidiaries and affiliates	-	3	-	-	3
Common stock - unaffiliated	620	59	155	-	834
Common stock - affiliated(2)	-	363	180	-	543
Cash equivalents and short-term investments(3)	-	2,087	-	-	2,087
Separate account assets	35,306	16,524	510	-	52,340
Derivatives:
Interest rate swaps	-	8,360	-	(5,957)	2,403
Options	-	342	-	(37)	305
Currency swaps	-	163	-	(42)	121
Forward contracts	-	45	-	(29)	16
Credit default swaps	-	21	-	(8)	13

Total financial assets carried at fair value	$35,926	$27,981	$857	$(6,073)	$58,691

Financial liabilities:
Securities sold under agreement to repurchase	$-	$3,822	$-	$-	$3,822
Derivatives:
Interest rate swaps	-	6,113	-	(5,957)	156
Options	-	33	-	(37)	(4)
Currency swaps	-	92	-	(42)	50
Forward contracts	-	29	-	(29)	-
Credit default swaps	-	8	-	(8)	-

Total financial liabilities carried at fair value	$-	$10,097	$-	$(6,073)	$4,024

(1)Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)Common stock – affiliated does not include MMHLLC (which had a statutory carrying value of $4,271 million as of December 31, 2012) and C.M. Life Insurance Company (which had a statutory carrying value of $961 million as of December 31, 2012).

(3)Does not include cash of $729 million.

For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$22	$16	$-	$38
Common stock - unaffiliated	350	60	166	-	576
Common stock - affiliated(2)	-	334	305	-	639
Cash equivalents and short-term investments(3)	-	1,342	-	-	1,342
Separate account assets(4)	31,767	9,118	396	-	41,281
Derivatives:
Interest rate swaps	-	8,274	-	(5,668)	2,606
Options	-	584	-	(83)	501
Currency swaps	-	168	-	(30)	138
Forward contracts	-	69	-	(21)	48
Credit default swaps	-	46	-	(9)	37

Total financial assets carried at fair value	$32,117	$20,017	$883	$(5,811)	$47,206

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,815	$-	$(5,668)	$147
Options	-	36	-	(83)	(47)
Currency swaps	-	110	-	(30)	80
Forward contracts	-	20	-	(21)	(1)
Credit default swaps	-	8	-	(9)	(1)

Total financial liabilities carried at fair value	$-	$5,989	$-	$(5,811)	$178

(1)Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million and C.M. Life which had a statutory carrying value of $930 million.

(3)Does not include cash of $289 million.

(4)$251 million of market value separate account assets are not carried at fair value and, therefore, are not included in this table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the estimated fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), cash equivalents, short–term investments, and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Cash equivalents, short-term investments and derivatives – The values are determined consistent with similar general account assets described below.

Derivative asset and derivative liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Cash equivalents and short–term investments - Cash equivalents and short–term investments consist of highly liquid investments and include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the cash equivalents and short–term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets that are carried at fair value:

	Year Ended December 31, 2012

					Total Level 3
	Bonds			Separate	Financial Assets
	Industrial and	Common Stock		Account	Carried at
	Miscellaneous	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2012	$16	$166	$305	$396	$883
(Losses) gains in net income	(16)	8	26	37	55
Gains (losses) in surplus	5	(10)	10	-	5
Purchases	8	-	144	69	221
Issuances	16	-	-	-	16
Sales	(3)	(7)	(305)	(175)	(490)
Settlements(1)	(26)	(2)	-	92	64
Transfers in (2)	1	-	-	91	92
Other transfers (3)	11	-	-	-	11

Balance as of December 31, 2012	$12	$155	$180	$510	$857

(1)Real estate fair value is carried net of encumbrances on the Statements of Financial Position and the change in encumbrances are included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets are moved to Level 2. The separate account assets transferred into Level 3 were transferred from Level 2 due to a change in the pricing source.

(3)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2011

	Bonds					Total Level 3
		Parent,			Separate	Financial Assets
	Industrial and	Subsidiaries	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2011	$36	$20	$155	$69	$405	$685
(Losses) gains in net income	(7)	-	10	11	5	19
(Losses) in surplus	(4)	-	(13)	(18)	-	(35)
Purchases	-	-	52	295	31	378
Issuances	23	-	147	1	-	171
Sales	-	-	(6)	(48)	(137)	(191)
Settlements(1)	(38)	-	(154)	-	92	(100)
Transfers out(2)	-	-	(25)	(5)	-	(30)
Other transfers (3)	6	(20)	-	-	-	(14)

Balance as of December 31, 2011	$16	$-	$166	$305	$396	$883

(1)Real estate fair value is carried net of encumbrances on the Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets are moved to Level 2.

(3)This row identifies assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

6.	Fixed assets

The Company’s admitted fixed assets, comprised of EDP equipment, were $25 million and $27 million, net of accumulated depreciation of $180 million and $164 million, as of December 31, 2012 and 2011, respectively. The depreciation expense on all fixed assets was $44 million, $30 million and $19 million as of December 31, 2012, 2011 and 2010, respectively.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2012		2011

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$78	$26	$70	$25
Ordinary renewal	536	591	519	570
Group life	12	12	9	9

Total	$626	$629	$598	$604

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.	Surplus notes

The following summarizes the surplus notes issued and outstanding as of December 31, 2012:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/15/2003	250	249	5.625%	05/15/2033
06/01/2009	750	741	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,739

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2012, the unapproved interest was $14 million. As of December 31, 2012, the Company has paid cumulative interest of $886 million on surplus notes. Interest of $126 million was approved and paid during the year ended December 31, 2012. Interest of $107 million was approved and paid during the years ended December 31, 2011 and 2010.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $56 million in 2012, $62 million in 2011 and $65 million in 2010.

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited (Baring), where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital Management LLC (Babson Capital) and Cornerstone Real Estate Advisers, LLC (CREA), which provide investment advisory services to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$152	$169	$134
Recordkeeping and other services	50	53	42
Investment advisory income	25	25	23
Fee expense:
Investment advisory services	198	177	155

The Company reported $34 million and $40 million as amounts due from subsidiaries and affiliates as of December 31, 2012 and 2011, respectively. The Company reported $30 million as amounts due to subsidiaries and affiliates as of December 31, 2012 and 2011. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of its nonqualified compensation plan in an interest guarantee contract with the Company. The Company credited interest on deposits of $5 million for the year ended December 31, 2012 and $4 million and less than $1 million for the years ended December 31, 2011 and 2010 to the Babson Capital and CREA contracts.

The Company has modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese subsidiary retains the reserves and associated assets on individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. As of December 31, 2012 and 2011, the net amounts due from the Japanese subsidiary were $2 million and $1 million, respectively. These outstanding balances are due and payable within 90 days.

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium assumed	$20	$23	$26
Modified coinsurance adjustments, included in fees and other income	18	15	30
Expense allowances on reinsurance assumed, included in other expense	(2)	(2)	(3)
Policyholders’ benefits	(25)	(32)	(48)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2012 and 2011, the net amounts due to C.M. Life and MML Bay State were $38 million and $30 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Premium assumed	$73	$78	$85
Modified coinsurance adjustments, included in fees and other income	34	33	39
Expense allowance on reinsurance assumed, included in fees and other expense	(24)	(24)	(25)
Policyholders’ benefits	(134)	(116)	(87)
Experience refunds (paid)	1	(2)	(1)

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the Company or C.M. Life. The Company recorded premium income of $3 million, $5 million and $8 million in 2012, 2011 and 2010, respectively. The Company recorded surrender benefits of $1 million as of December 31, 2012, 2011 and 2010 related to these exchange programs. C.M. Life recorded premium income of $1 million as of December 31, 2012, 2011 and 2010. C.M. Life recorded surrender benefits of $2 million, $5 million and $8 million in 2012, 2011 and 2010, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life as of December 31, 2012, 2011 and 2010.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2012, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $2,449 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in premium income in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Direct premium	$20,944	$14,101	$11,725
Premium assumed	94	102	110
Premium ceded	(711)	(712)	(672)

Total net premium	$20,327	$13,491	$11,163

Reinsurance recoveries
Assumed	$(116)	$(91)	$(72)
Ceded	426	443	399

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2012	2011

	(In Millions)

Reinsurance reserves:
Assumed	$782	$760
Ceded	(2,722)	(2,477)

Amounts recoverable from reinsurers
Assumed	(23)	(12)
Ceded	114	100

Reinsurance reserves ceded as of December 31, 2012 include $1,803 million associated with life insurance policies, $842 million for long-term care, $59 million for disability and $18 million for group life and health. Reinsurance reserves ceded as of December 31, 2011 include $1,676 million associated with life insurance policies, $715 million for long-term care, $66 million for disability and $20 million for group life and health.

As of December 31, 2012, one reinsurer accounted for 23% of the outstanding reinsurance recoverable and the next largest reinsurer had 20% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2012, the Company recaptured YRT life reinsurance treaties from several different reinsurers, and one new agreement was executed which includes policies or contracts that were in force and had existing reserves established by the Company. The recaptures and new agreement reduced premiums paid to reinsurers by $10 million and reinsurance reserves ceded by $44 million.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $420,525 million and $400,634 million as of December 31, 2012 and 2011, respectively. Of this total, the Company had $21,141 million and $16,634 million of life insurance in force as of December 31, 2012 and 2011, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$37,303	2.5%	-	6.0%	$35,508	2.5%	-	6.0%
Group life	11,253	2.5%	-	4.5%	10,007	2.5%	-	4.5%
Group annuities	10,170	2.3%	-	11.3%	9,486	2.3%	-	11.3%
Individual annuities	8,149	2.3%	-	11.3%	7,288	2.3%	-	11.3%
Individual universal and variable life	4,157	4.0%	-	6.0%	3,598	4.0%	-	6.0%
Disabled life claim reserves	1,868	3.5%	-	6.0%	1,855	3.5%	-	6.0%
Disability active life reserves	623	3.5%	-	6.0%	595	3.5%	-	6.0%
Other	211	2.5%	-	6.0%	199	2.5%	-	6.0%

Total	$73,734				$68,536

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include deferred annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2012				2011

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Funding agreements:
Note programs	$3,447	0.7%	-	6.2%	$2,731	0.3%	-	6.2%
Federal Home Loan Bank of Boston	601	1.1%	-	3.0%	601	1.1%	-	3.0%
Various others	6	4.1%	-	10.2%	12	4.1%	-	10.2%
Supplementary contracts	653	0.3%	-	8.0%	609	0.3%	-	8.0%
Dividend accumulations	566	3.4%	-	3.7%	571	3.4%	-	3.5%
Other	50	4.0%	-	8.0%	64	4.0%	-	8.0%

Total	$5,323				$4,588

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in the general account of the Company.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $467 million remaining in run-off. Notes are currently issued from its $12 billion Global Medium-Term Note Program.

During 2011, the Company entered into funding agreements with the Federal Home Loan Bank of Boston (FHLB Boston) in exchange for cash. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $656 million as of December 31, 2012. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $741 million as of December 31, 2012. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $52 million as of December 31, 2012 and 2011. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2012, the Company’s funding agreement balances by maturity year were as follows (in millions):

2013	$641
2014	753
2015	402
2016	653
2017	552
Thereafter	1,053

Total	$4,054

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2012	2011

	(In Millions)

Claim reserves, beginning of year	$1,993	$1,965
Less: Reinsurance recoverables	115	115

Net claim reserves, beginning of year	1,878	1,850

Claims paid related to:
Current year	(14)	(16)
Prior years	(312)	(310)

Total claims paid	(326)	(326)

Incurred related to:
Current year’s incurred	230	239
Current year’s interest	5	4
Prior year’s incurred	21	19
Prior year’s interest	81	80

Total incurred	337	342

Adjustments through surplus	-	12

Net claim reserves, end of year	1,889	1,878
Reinsurance recoverables	128	115

Claim reserves, end of year	$2,017	$1,993

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $21 million increase in the prior years’ incurred claims for 2012 and the $19 million increase in the prior years’ incurred claims for 2011 were generally the result of differences between actual termination experience and statutory termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2012	2011

	(In Millions)

Disabled life claim reserves	$1,868	$1,855
Accrued claim liabilities	21	23

Net claim reserves, end of year	$1,889	$1,878

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2011	$488
Incurred guarantee benefits	321
Paid guarantee benefits	(4)

Liability as of December 31, 2011	805
Incurred guarantee benefits	(243)
Paid guarantee benefits	(5)

Liability as of December 31, 2012	$557

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2012			2011

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

Annuity:
GMDB	$9,976	$64	62	$9,039	$224	62
GMIB	4,260	609	63	4,010	822	62
GMAB	1,925	10	57	1,555	53	57
GMWB	211	10	66	195	17	66

Account balances of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

				December 31,
	2012				2011

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

	(In Millions)

Separate account	$8,909	$4,244	$1,859	$211	$8,076	$3,996	$1,487	$195
General account	1,067	16	66	-	963	14	68	-

Total	$9,976	$4,260	$1,925	$211	$9,039	$4,010	$1,555	$195

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2012	2011

	(In Millions)

Beginning balance	$1,580	$1,305
Net liability increase	299	275

Ending balance	$1,879	$1,580

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2012 and 2011. The commercial paper issued in 2012 had interest rates ranging from 0.15% to 0.23% with maturity dates ranging from 1 day to 38 days. Interest expense for the commercial paper was less than $1 million for the years ended December 31, 2012, 2011 and 2010.

On September 27, 2012, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The new credit facility replaces an existing $1 billion credit facility, which was due to expire April 2013. The new facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2012, 2011 and 2010, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2012, 2011 and 2010, there were no draws on the credit facilities. Credit facility fees were $3 million, $1 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. For participants, benefits are calculated as the greater of (1) a formula based on age, service and salary during their careers or (2) a formula based on final average earnings and length of service.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2012 and 2011, the Company contributed $113 million and $137 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for all of its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,608 million and $1,423 million as of December 31, 2012 and 2011, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions were $28 million for the years ended December 31, 2012 and 2011, and $29 million for the year ended December 31, 2010, and were included in general insurance expenses.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $182 million and $179 million as of December 31, 2012 and 2011, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; while a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $29 million and $28 million as of December 31, 2012 and 2011, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million as of December 31, 2012 and 2011.

d.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million was amortized over 20 years and fully amortized by the end of 2012. The initial transition obligation represents the phased recognition on the Statutory Statements of Income of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the pension and other postretirement projected and accumulated benefit obligation for vested and non-vested employees:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation for:
Vested employees	$2,355	$2,163	$363	$365
Non-vested employees	27	29	53	50

Total projected benefit obligation	$2,382	$2,192	$416	$415

Accumulated benefit obligation for:
Vested employees	$2,340	$2,148	$363	$365
Non-vested employees	8	12	53	50

Total accumulated benefit obligation	$2,348	$2,160	$416	$415

The following sets forth the change in the vested projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,163	$1,764	$365	$330
Service cost	59	42	4	4
Interest cost	92	95	14	16
Contributions by plan participants	-	-	11	10
Actuarial (gains) losses	26	59	(23)	(13)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(93)	(95)	(29)	(27)
Change in discount rate	108	298	19	43

Projected benefit obligation, end of year	$2,355	$2,163	$363	$365

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in the vested accumulated benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation, beginning of year	$2,148	$1,743	$365	$330
Service cost	60	43	4	4
Interest cost	92	94	14	16
Contributions by plan participants	-	-	11	10
Actuarial (gains) losses	25	66	(23)	(13)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(93)	(95)	(29)	(27)
Change in discount rate	108	297	19	43

Accumulated benefit obligation, end of year	$2,340	$2,148	$363	$365

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2012. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $77 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. For active participants, service was projected to the end of 2012 and pensionable earnings are projected to the date of probable termination. See Section h. of this Note, “Assumptions” for details on the discount rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) option of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

The Company’s qualified pension plan assets are as follows:

	December 31,
	2012	2011

	(In Millions)

Pension plan assets managed by the Company and affiliated asset managers:
General Investment Account Option	$222	$253
Babson Long Term Duration Bond Fund	155	141
Alternative Investment Separate Account	147	133
Oppenheimer Small Capitalization Core Fund	110	99
MM Premier Core Bond Fund	98	42
Oppenheimer International Growth Fund	96	72
Babson Enhanced Index Value Fund	76	65
Oppenheimer Large Core Fund	71	65
MM Premier Capital Appreciation Fund	55	48
MM Premier Strategic Emerging Markets Fund	49	35
Oppenheimer Large Capitalization Value Fund	36	39
Oppenheimer Real Estate Fund	24	21

	1,139	1,013

Pension plan assets managed by unaffiliated asset managers:
Goldman Sachs Asset Management Long Duration Bond Fund	158	144
Pacific Asset Management Company Long Duration Bond Fund	157	140
Harris International	96	68
T. Rowe Price Emerging Markets Stock Fund	49	36
MM Select Growth Opportunities Fund	46	38
MM Select Blue Chip Growth Fund	44	37
MM Select Small Cap Value Fund	39	33
MM Select Small Cap Growth Fund	37	33
MM Select Large Cap Value Fund	36	25

	662	554

Total qualified pension plan assets	$1,801	$1,567

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $63 million in 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA option, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 13% and 16% of the assets of the Company’s pension plan were invested in the Company’s GIA option through the unallocated group annuity insurance contract as of December 31, 2012 and 2011, respectively.

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$1,567	$1,438	$5	$5
Actual return on plan assets	197	69	-	-
Employer contributions	130	155	18	16
Contributions by plan participants	-	-	11	10
Benefits paid	(93)	(95)	(29)	(27)
Other	-	-	-	1

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by MassMutual’s GIA, which is a diversified portfolio composed primarily of high quality, fixed income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the GIA option allocation by type of investment:

	December 31,
	2012	2011

Bonds	64%	65%
Mortgage loans	15	15
Partnerships and LLCs	7	7
Common stocks - subsidiaries and affiliates	5	5
Other investments	5	5
Cash and cash equivalents	3	2
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account subadvised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account subadvised by Babson Capital. Babson Capital’s strategy includes holdings of private equity funds, hedge funds, a private real estate fund and an equity index exchange traded fund.

Oppenheimer Small Capitalization Core Fund is a pooled separate account subadvised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small-cap, mid-cap, other fixed-income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MM Premier Core Bond Fund is a pooled separate account subadvised by Babson Capital. It primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account subadvised by OFI Institutional that invests in international large-cap securities. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Babson Enhanced Index Value Fund is a nonpooled separate account subadvised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other fixed-income securities. The strategy is a large-cap value equity strategy that uses a systematic strategy that exploits market inefficiencies designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Core Fund is a nonpooled separate account subadvised by OFI Institutional that invests in a diversified mix of larger company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Premier Capital Appreciation Fund is a pooled separate account subadvised by OFI Institutional that invests primarily in domestic large-cap common stocks of growth companies. The strategy is a large-cap growth equity strategy that seeks companies in rapidly expanding industries that they believe may appreciate in value over the long- term.

MM Premier Strategic Emerging Markets Fund is a pooled separate account subadvised by Baring with an emerging markets equity strategy that invests in international emerging markets and seeks long-term capital growth. Baring determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account subadvised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy is a large-cap value equity strategy that uses fundamental analyses to select securities for the fund that it believes are undervalued.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund subadvised by CREA. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market among other investments. REIT’s are publicly traded securities that sell like a stock on the major exchanges and which invest in real estate.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account subadvised by Goldman Sachs Asset Management with a long duration bond strategy that invests in a diversified portfolio of fixed- income, short term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account subadvised by Pacific Investment Management Company with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Harris International is a nonpooled separate account subadvised by Harris Associates that invests in international large-cap value securities and equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a nonpooled separate account subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price) with an emerging markets equity strategy that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America, Asia, Europe, Africa and the Middle East.

MM Select Growth Opportunities Fund is a pooled separate account subadvised by Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC) with a large-cap growth equity strategy. Sands Capital uses bottom-up, fundamental research and focuses on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. DMC seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account subadvised by T. Rowe Price that seeks growth of capital over the long-term. The strategy is a large cap growth equity strategy that seeks well-established companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account subadvised by Wadell & Reed, Wellington Management (Wellington) and Timberline Asset Management that invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Select Small Cap Value Fund is a pooled separate account subadvised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

MM Select Large Cap Value Fund is a pooled separate account subadvised by Columbia Management (Columbia) and Huber Capital (Huber). Columbia manages a dividend-focused strategy seeking a combination of high dividend payers, steady growing dividend payers and emerging dividend payers. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value of the underlying pool of securities that are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract. There is no observable price.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$181	$-	$181
International large capitalization	-	96	-	96
U.S. small capitalization value	-	76	-	76
International emerging markets	-	49	-	49
Real estate	-	24	-	24
Bonds:
Diversified fixed-income	-	98	-	98

Total pooled separate accounts	-	524	-	524

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	134	-	-	134
U.S. mid capitalization	85	-	-	85
U.S. small capitalization	61	-	-	61
International large capitalization value	6	-	-	6
International small/mid capitalization	2	-	-	2
Corporate and other bonds	-	183	-	183
Long duration bonds	89	-	-	89
Short-term bonds	2	-	-	2
Government securities	-	174	-	174
Mortgage backed securities	-	5	-	5
Registered investment companies:
U.S. large capitalization	52	-	-	52
Emerging markets	49	-	-	49
Multi-strategy hedge funds	-	-	31	31
Limited partnerships:
International large capitalization value	-	-	96	96
Multi-strategy hedge funds	-	-	21	21
Private equity/venture capital	-	-	11	11
Asset backed securities	-	8	-	8
Real estate	-	-	32	32
Short-term cash equivalents	2	10	-	12
Cash	2	-	-	2

Total nonpooled separate accounts	484	380	191	1,055

Total general investment account option	-	-	222	222

Total	$484	$904	$413	$1,801

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$123	$-	$123
International large capitalization value	-	72	-	72
U.S. small capitalization value	-	66	-	66
International emerging markets	-	35	-	35
Real estate	-	21	-	21
Bonds:
Diversified fixed income	-	42	-	42

Total pooled separate accounts	-	359	-	359

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	143	-	-	143
U.S. mid capitalization	55	-	-	55
U.S. small capitalization	70	-	-	70
International large capitalization value	10	-	-	10
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	151	-	151
Long duration bonds	75	-	-	75
Short term bonds	3	-	-	3
Government securities	-	186	-	186
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	49	-	-	49
Other fixed income	36	-	-	36
Multi-strategy hedge funds	-	30	-	30
Limited partnerships:
Diversified hedge fund	1	-	-	1
International large capitalization value	-	-	68	68
Multi-strategy hedge funds	-	19	-	19
Private equity/venture capital	-	4	-	4
Real estate	-	30	-	30
Short term cash equivalents	1	14	-	15
Cash	2	-	-	2

Total nonpooled separate accounts	450	437	68	955

Total general investment account option	-	-	253	253

Total	$450	$796	$321	$1,567

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets:

	Limited Partnerships

	International Large-Cap Value	Multi- Strategy Hedge Fund	Private Equity/ Venture Capital	Multi- Strategy Hedge Fund	Real Estate	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2012	$68	$-	$-	$-	$-	$253	$321
Realized gains	-	-	-	-	-	7	7
Unrealized gains	15	1	-	1	2	-	19
Purchases	13	-	7	-	-	38	58
Sales	-	-	-	-	-	(76)	(76)
Transfers to level 3	-	20	4	30	30	-	84

Balance, December 31, 2012	$96	$21	$11	$31	$32	$222	$413

	Limited Partnership

	International Large-Cap Value	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2011	$80	$242	$322
Realized gains	-	13	13
Unrealized losses	(12)	-	(12)
Purchases	-	76	76
Sales	-	(78)	(78)

Balance, December 31, 2011	$68	$253	$321

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Levels 1, 2 or 3 for the year ended December 31, 2012.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2012 and 2011 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial gains (losses) are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized for pension benefits into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2015 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the funded status of the plans and shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Prepaid benefit cost	$739	$721	$-	$-
Intangible assets	2	2	-	-
Nonadmitted asset	(739)	(721)	-	-

Total other assets	$2	$2	$-	$-

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5
Less: Projected benefit obligations, end of year	2,355	2,163	363	365

Funded status, projected benefit obligation	(554)	(596)	(358)	(360)
Unrecognized prior service cost	-	-	2	2
Unrecognized net actuarial losses	1,118	1,152	78	84
Unrecognized net transition obligation	2	2	-	4
Less: Assets nonadmitted	739	721	-	-

Accrued benefit cost recognized	(173)	(163)	(278)	(270)
Additional minimum liability	(366)	(418)	-	-

Total other liabilities	$(539)	$(581)	$(278)	$(270)

Fair value of plan assets, end of year	$1,801	$1,567	$5	$5
Less: Accumulated benefit obligations, end of year	2,340	2,148	363	365

Funded status, accumulated benefit obligation	$(539)	$(581)	$(358)	$(360)

The qualified pension plan was underfunded by $262 million and $319 million as of December 31, 2012 and 2011, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $292 million and $277 million as of December 31, 2012 and 2011, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in the net amount recognized is as follows:

	December 31,
	2012	2011

	Pension Benefits

	(In Millions)

Net amount recognized, including nonadmitted asset, beginning of year	$558	$500
Employer contributions	131	155
Net periodic cost	(123)	(97)

Subtotal net amount recognized, including nonadmitted asset	566	558
Nonadmitted asset	(739)	(721)

Accrued benefit cost recognized, end of year	$(173)	$(163)

An additional minimum liability is required if the plan’s accumulated benefit obligation exceeds plan assets and the net amount recognized. Increases and decreases in the additional minimum liability, less allowable intangible assets, are included in change in minimum liability included in surplus.

The following presents the additional minimum liability and shows the changes from prior year. The major contributors in the change from prior year include a lower discount rate resulting in a higher accumulated benefit obligation and growth in assets primarily due to company contributions to the qualified pension plan and market performance.

	December 31,
	2012	2011

	Pension Benefits

	(In Millions)

Change in additional minimum liability:
Accumulated benefit obligation, end of year	$(2,340)	$(2,148)
Fair value of plan assets, end of year	1,801	1,567

Funded status, accumulated benefit obligation	(539)	(581)
Less: Accrued benefit cost recognized, end of year	(173)	(163)

Additional minimum liability	$(366)	$(418)

The Company intends to fund $154 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Income is as follows:

	Years Ended December 31,
	2012	2011	2012	2011

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Service cost	$59	$42	$4	$4
Interest cost	92	95	14	16
Expected return on plan assets	(122)	(105)	-	-
Amortization of unrecognized transition obligation	1	1	4	5
Amortization of unrecognized net actuarial and other losses	93	64	2	2

Total net periodic cost	$123	$97	$24	$27

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Drug Government Subsidy

	(In Millions)

2013	$80	$22	$(3)
2014	84	23	(3)
2015	89	23	(3)
2016	94	24	(3)
2017	98	25	(4)
2018-2022	566	134	(22)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Pension	$123	$97	$89
Health	61	59	64
Thrift	28	28	29
Postretirement	24	27	31
Life	3	3	3
Disability	3	2	2
Postemployment	1	1	1
Other benefits	7	7	6

Total	$250	$224	$225

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

			December 31,
	2012	2011	2010	2012	2011	2010

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.00%	4.35%	5.50%	3.80%	4.25%	5.30%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.35%	5.50%	5.95%	4.25%	5.30%	5.75%
Expected long-term rate of return on plan assets	7.75%	7.75%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2020 and 2018 for 2012 and 2011, respectively.	-	-	-	5.00%	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2012:

	One Percentage	One Percentage
	Point Increase	Point Decrease

	(In Millions)

Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligations	36	(29)

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of share-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	For the Years Ended
	December 31,
	2012	2011	2010

Weighted average grant date fair value (whole $):
PSAR granted during the year	$64.27	$62.77	$50.31
PRS granted during the year	64.34	62.83	50.31
Intrinsic value (in thousands):
PSAR options exercised	55,146	27,831	784
PRS liabilities paid	15,461	3,181	59
Fair value of shares vested during the year	76,536	51,620	53,678

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2011	4,148	$46.02	1.5	1,104	$42.39	3.6
Granted	883	62.77		313	62.83
Exercised	(1,597)	53.23		(49)	58.16
Forfeited	(79)	49.29		(45)	49.73

Outstanding as of December 31, 2011	3,355	46.82	1.1	1,323	46.32	3.3
Granted	887	64.27		312	64.34
Exercised	(1,562)	36.70		(241)	38.25
Forfeited	(28)	62.03		(34)	55.19

Outstanding as of December 31, 2012	2,652	58.56	1.6	1,360	51.67	3.2

Exercisable as of December 31, 2012	65	$42.07	-	-	$-	-

The PSARs compensation expense was $44 million, $29 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively. The PSARs accrued compensation liability was $38 million and $50 million as of December 31, 2012 and 2011, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $15 million, $8 million and $19 million as of December 31, 2012, 2011 and 2010, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. The nonadmitted deferred tax benefit for the year ended December 31, 2012 was $1 million. There was no non-admitted deferred tax benefit for the year ended December 31, 2011. The nonadmitted deferred tax benefit for the year ended December 31, 2010 was $8 million.

The PRS compensation expense was $33 million, $23 million and $17 million for the years ended December 31, 2012, 2011 and 2010, respectively. The PRS accrued compensation liability was $63 million and $45 million as of December 31, 2012 and 2011, respectively. Unrecognized compensation expense related to nonvested PRS awards as of December 31, 2012, 2011 and 2010 was $44 million, $39 million and $44 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. The related nonadmitted deferred tax benefit for the years ended December 31, 2012, 2011 and 2010 was $4 million, $3 million and $5 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2012

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$2,568	$75	$2,643
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,568	75	2,643
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,568	75	2,643
Total gross DTLs	(1,433)	(603)	(2,036)

Net admitted DTA(L)	$1,135	$(528)	$607

	December 31, 2011

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$4,829	$187	$5,016
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	4,829	187	5,016
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	4,829	187	5,016
Total gross DTLs	(3,655)	(303)	(3,958)

Net admitted DTA(L)	$1,174	$(116)	$1,058

		Change

	Ordinary	Capital	Total

		(In Millions)

Gross DTAs	$(2,261)	$(112)	$(2,373)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(2,261)	(112)	(2,373)
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	(2,261)	(112)	(2,373)
Total gross DTLs	2,222	(300)	1,922

Net admitted DTA(L)	$(39)	$(412)	$(451)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company is admitting DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2011 and 2012. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$24	$-	$24
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,003	75	1,078
2. Adjusted gross DTA allowed per limitation threshold	1,713	75	1,788

Lesser of lines 1 or 2	1,003	75	1,078
Total gross DTLs allowed per limitation threshold	1,541	-	1,541

Total admitted DTA realized within 3 years	$2,568	$75	$2,643

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$85	$-	$85
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	913	187	1,100
2. Adjusted gross DTA allowed per limitation threshold	1,259	268	1,527

Lesser of lines 1 or 2	913	187	1,100
Total gross DTLs allowed per limitation threshold	3,831	-	3,831

Total admitted DTA realized within 3 years	$4,829	$187	$5,016

		Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(61)	$-	$(61)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	90	(112)	(22)
2. Adjusted gross DTA allowed per limitation threshold	454	(193)	261

Lesser of lines 1 or 2	90	(112)	(22)
Total gross DTLs allowed per limitation threshold	(2,290)	-	(2,290)

Total admitted DTA realized within 3 years	$(2,261)	$(112)	$(2,373)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2012	2011

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	968%	965%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$11,921	$10,185

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2012

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	- %	- %

December 31, 2011

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	6%	- %	6%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-6%	- %	-6%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Federal income tax benefit on operating earnings	$(124)	$(309)	$(264)
Foreign income tax expense on operating earnings	16	16	13

Total federal and foreign income tax benefit on operating earnings	(108)	(293)	(251)
Federal income tax expense (benefit) on net realized capital gains (losses)	(293)	174	18

Total federal and foreign income tax benefit	$(401)	$(119)	$(233)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

		December 31,
	2012	2011	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$786	$810	$(24)
Policy acquisition costs	514	488	26
Nonadmitted assets	447	501	(54)
Pension and compensation related items	332	343	(11)
Policyholders’ dividends	312	341	(29)
Tax credits	97	78	19
Expense items	55	32	23
Unrealized investment losses	25	2,098	(2,073)
Investment items	-	121	(121)
Other	-	17	(17)

Total ordinary DTAs	2,568	4,829	(2,261)
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,568	4,829	(2,261)

Capital
Unrealized investment losses	75	82	(7)
Investment items	-	105	(105)

Total capital DTAs	75	187	(112)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	75	187	(112)

Admitted DTAs	2,643	5,016	(2,373)

DTLs:
Ordinary
Unrealized investment gains	495	2,975	(2,480)
Pension items	258	252	6
Deferred and uncollected premium	241	228	13
Investment items	207	-	207
Reserve for audits and settlements	4	-	4
Other	228	200	28

Total ordinary DTLs	1,433	3,655	(2,222)

Capital
Unrealized investment gains	603	303	300

Total capital DTLs	603	303	300

Total DTLs	2,036	3,958	(1,922)

Net admitted DTA	$607	$1,058	$(451)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended
	December 31,
	2012	2011

	(In Millions)

Net DTA(L)	$(451)	$(369)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(100)	358

Change in net deferred income taxes	$(551)	$(11)

As of December 31, 2012, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $97 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Provision computed at statutory rate	$232	$286	$153
Nonadmitted assets	55	(42)	(129)
Foreign governmental income taxes	11	11	10
Expense items	3	10	(43)
Investment items	(91)	(330)	(179)
Tax credits	(40)	(38)	(40)
Change in reserve valuation basis	(9)	(4)	6
Other	(11)	(1)	(3)

Total statutory income tax expense (benefit)	$150	$(108)	$(225)

Federal and foreign income tax benefit	$(401)	$(119)	$(233)
Change in net deferred income taxes	551	11	8

Total statutory income tax expense (benefit)	$150	$(108)	$(225)

During the years ended December 31, 2012, 2011, and 2010, the Company received refunds of federal income taxes in the amounts of $26 million, $88 million and $309 million, respectively. As a result of the aforementioned refunds, there are no federal income taxes available for recovery as of the year ended December 31, 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2012	$329
Gross change related to positions taken in prior years	(94)
Gross change related to positions taken in current year	(8)
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2012	$227

Included in the liability for unrecognized tax benefits as of December 31, 2012, are $214 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2012, includes $10 million of unrecognized tax benefits net of indirect tax benefits of $3 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2012 and 2011 was $19 million and $21 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits. The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The favorable effect of this decision has been reflected in the Company’s financial statements as of December 31, 2011, by recording a federal income tax benefit of $141 million in the Statutory Statements of Income, with a net increase of $58 million to Surplus. The Company recorded additional federal income tax impacts as of December 31, 2012, for tax years ended after 1997 by recording a net federal income tax benefit of $97 million in the Statutory Statements of Income, with a net increase of $16 million to Surplus. As of December 31, 2012 and 2011, the Company had no protective deposits recognized as admitted assets.

In July 2012, the IRS issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. In the fourth quarter of 2012, the Company recorded a net federal income tax benefit of $397 million in net realized capital gains, with a net decrease of $392 million in deferred tax assets recorded through surplus.

During 2012 the Company refined its method of allocating taxes to the AVR to better match its deferred tax assets. The impact of this refinement is included in the change in AVR, decreasing surplus by $57 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

16.	Transferable state tax credits

All transferable state tax credits have been used as of December 31, 2012.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may contract as interest rates approach minimum guarantees, leading to an increased liability to the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Since late 2006, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. As measured by Case-Shiller’s home price index, house prices were flat to negative from mid-2011 to mid-2012; the index has turned positive more recently. Liquidation rates and foreclosure resolutions remain low but are above their post-crisis bottoms. Liquidity for securities was weak for most of 2011 but 2012 has seen increased liquidity and trading activity as market participants focus on relative value, improving fundamentals and the scarcity of RMBS due to a lack of new issuance. This has led to the highest post-crisis prices for all RMBS asset classes.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

As of December 31, 2012, the securities with exposure to entities domiciled within Greece, Italy, Ireland, Portugal and Spain collectively accounted for less than 1% of invested assets held in the Company’s general account. These holdings are highly diversified and over 83% are comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not have any sovereign debt exposure and it did not hold any domestic bank-issued securities.

The Company has investments in European leveraged loans that have higher interest rates than investment grade debt instruments, reflecting additional risk of default. With a further slight improvement in the fourth quarter of 2012, the average secondary price of leveraged loans in Europe was up around 5% over the year as a whole, primarily driven by underlying corporate performance. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain significant, but the Company’s direct exposure on loans to companies in these countries is limited. While progress has been made, the extent of refinancing required in the European loan market over the next three years remains relatively significant and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

Current economic leading indicators remain sluggish and the uncertainty of the U.S. debt ceiling continues to be a factor for the Company’s commercial mortgage loan portfolio. The impact of this uncertainty on job growth and business sentiment indicates a slow, uneven economic growth outlook for 2013. Notwithstanding slowing GDP growth, commercial real estate is benefiting from slowly improving leasing fundamentals and limited new supply. The pace of recovery in office, industrial and retail sectors will slow in reaction to slower job growth while apartment and hotel market fundamentals appear sound. Investor appetite for steady cash flow has kept core pricing competitive and broadened the price recovery beyond coastal markets. Real estate markets are not uniform and there are clear leaders and laggards emerging. The Company continues to monitor global, national and local market fundamentals in both its new origination and the portfolio management functions.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $79 million, $81 million and $82 million, which is net of $17 million, $22 million and $28 million of sublease receipts, for the years ended December 31, 2012, 2011 and 2010, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2012 were as follows:

	Gross Operating	Affiliated	Net Operating
	Leases	Subleases	Leases

	(In Millions)

2013	$91	$15	$76
2014	80	9	71
2015	37	9	28
2016	32	9	23
2017	22	6	16
Thereafter	49	21	28

Total	$311	$69	$242

As of December 31, 2012, nonaffiliated subleases were less than $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since December 2008, the Company and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits pending in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement. Appeals have been filed and remain pending. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in California, Colorado, Florida, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain other Tremont-managed funds to recover redemption payments received from BLMIS by certain of those Rye Select funds. In December 2010, the Trustee filed suit in the U.S. Bankruptcy Court for the Southern District of New York against Tremont, Oppenheimer Acquisition Corp., the Company and others. Certain of these Tremont funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. In September 2011, the court approved the proposed settlement with the Trustee that had been filed with the court in July. Certain parties have filed notices of appeal. In June 2012, the U.S. District Court for the Southern District of New York granted defendants’ motion to dismiss the appeals. The settlement, which has now been affirmed, did not have a significant financial impact on the Company.

On October 19, 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. The Company believes that it has numerous substantial defenses to the claims and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this action.

Christina Chavez (Chavez) filed a putative class action complaint against the Company in April 2010. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2009, numerous lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. district court in Colorado. Amended complaints and motions to dismiss were filed. In October 2011, the court issued an order granting and denying in part defendants’ motions to dismiss in five of the seven suits. In January 2012, the court granted a stipulated scheduling and discovery order in these actions. In September 2012, defendants opposed plaintiffs’ July 2012 motion for class certification and filed motions for partial summary judgment in several of the Rochester Suits. OFI believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In May 2009, the Company was named as a defendant in a private action related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In July 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The matter is in the initial pleading stages. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In July 2012, members of the Keros family filed a putative class action complaint against the Company and its directors in federal court alleging breach of fiduciary duty related to an alleged violation of Massachusetts law concerning domestic mutual insurance company voting practices. The Company and directors’ motions to dismiss are pending. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2012 and 2011, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2012 and 2011, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2012 and 2011, the Company had approximately $82 million and $94 million of outstanding letter of credit arrangements, respectively. As of December 31, 2012 and 2011, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2012 and 2011, the Company approved financing of $2,048 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2012 and 2011, were $1,499 million and $1,221 million, respectively, with interest of $31 million, $34 million and $19 million for the years ended December 31, 2012, 2011 and 2010, respectively. The unfunded amount of the facility, totaling $549 million as of December 31, 2012, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2012, the Company had the following commitments:

					There-
	2013	2014	2015	2016	after	Total

			(In Millions)

Private placements	$1,395	$465	$555	$4	$24	$2,443
Mortgage loans	363	13	75	150	-	601
Partnerships and LLC	381	772	217	217	1,057	2,644
LIHTC investments (including equity contributions)	2	41	50	14	91	198

Total	$2,141	$1,291	$897	$385	$1,172	$5,886

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. There is no current obligation to make payments under these guarantees. As of December 31, 2012 and 2011, the Company had no outstanding obligations attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2012.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

($ In Millions)

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $137 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Europe S.A. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2012 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,937	$-	$-	$6,937	10%
At book value less current surrender charge of 5% or more	1,851	-	-	1,851	2
At fair value	-	12,105	35,780	47,885	67

Subtotal	8,788	12,105	35,780	56,673	79
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,706	478	-	4,184	6
Not subject to discretionary withdrawal	10,586	250	-	10,836	15

Total	$23,080	$12,833	$35,780	$71,693	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2012 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$10,165
Policyholders’ reserves - individual annuities	7,592
Liabilities for deposit-type contracts	5,323

Subtotal	23,080

Separate Account Annual Statement:
Annuities	48,363
Other annuity contract deposit-funds and guaranteed interest contracts	250

Subtotal	48,613

Total	$71,693

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2012 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2012	$-	$-	$11,657	$11,657

Reserves at December 31, 2012:
For accounts with assets at:
Fair value	$250	$12,584	$38,358	$51,192

Subtotal	250	12,584	38,358	51,192
Nonpolicy liabilities	-	-	1,139	1,139

Total	$250	$12,584	$39,497	$52,331

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$12,105	$38,358	$50,463
At book value without market value adjustment and current surrender charge of less than 5%	-	479	-	479

Subtotal	-	12,584	38,358	50,942
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,139	1,139

Total	$250	$12,584	$39,497	$52,331

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$11,750	$6,048	$4,357
Transfers from separate accounts	(6,097)	(5,466)	(4,998)

Subtotal	5,653	582	(641)
Reconciling adjustments:
Net deposits on deposit-type liabilities	1	377	547

Net transfers to (from) separate accounts	$5,654	$959	$(94)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69, “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2012	2011	2010

	(In Millions)

Bank loan rollovers	$2,347	$1,716	$1,187
Bond conversions and refinancing	538	734	667
Mortgages converted to other invested assets	55	180	175
Other invested assets stock distributions	25	4	9
Interest capitalization for long-term debt	3	4	8
Net investment income payment-in-kind bonds	2	2	4
Stock conversions	1	106	529
Dividend reinvestment	-	4	8

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

20.	Subsequent events

The Company has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued.

On January 1, 2013, the Company completed its acquisition of The Hartford’s Retirement Plans business. The transaction was primarily structured as a reinsurance agreement, under which the Company paid $355 million as a ceding commission.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under the reinsurance agreement, which is structured on an indemnity reinsurance basis, the Company will assume 100% of the liabilities and obligations for the insurance contracts relating to The Hartford’s Retirement Plans business. In addition, the Company will reinsure contracts written on The Hartford’s policy form by the Company’s Retirement Services Division during a post-closing transition period which is expected to be 12 months. The obligations include two parts to the reinsurance agreement. First, a coinsurance agreement related to the GIA contracts under which the contract liabilities and the assets to support those liabilities were transferred to, and held by the Company. The assets and associated reserves and liabilities will be reported in the financial statements of the Company. Second, a modified coinsurance agreement related to the SIA contracts. The individual investments and reserves were not transferred to or held by the Company and therefore the assets and liabilities will not be reported in the financial statements of the Company. However, the Company will recognize a receivable or payable representing its rights and obligations under the modified coinsurance agreement.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2012 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance, LLC

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies

Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2012	$378,096,660.04	$-	$378,096,660.04	$366,323,110.21	$(11,773,549.83)	$366,323,110.21	$333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(593,657,468.05)

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$9,320,782.36	$-	$9,320,782.36	$9,139,853.14	$(180,929.22)	$9,139,853.14	$9,069,355.10
05946XYB3	23,896.52	-	23,896.52	18,328.94	(5,567.58)	18,328.94	45,891.37
05946XYP2	708,902.34	-	708,902.34	682,357.82	(26,544.52)	682,357.82	601,121.02
06652DAA7	4,284,094.76	-	4,284,094.76	4,233,256.04	(50,838.72)	4,233,256.04	4,126,959.91
07325VAG9	1,562,840.35	-	1,562,840.35	1,529,749.86	(33,090.49)	1,529,749.86	1,469,093.82
07389PAY6	191,771.23	-	191,771.23	170,306.13	(21,465.10)	170,306.13	166,754.27
07389VAA5	1,230,347.36	-	1,230,347.36	1,126,193.29	(104,154.07)	1,126,193.29	1,152,071.57
12479DAC2	8,267,444.20	-	8,267,444.20	7,152,586.32	(1,114,857.88)	7,152,586.32	6,469,046.14
126671UU8	44,313.44	-	44,313.44	43,756.33	(557.11)	43,756.33	38,210.80
12667GME0	11,694,439.04	-	11,694,439.04	11,592,782.36	(101,656.68)	11,592,782.36	10,905,416.84
12668A4B8	9,701,082.41	-	9,701,082.41	9,654,594.78	(46,487.63)	9,654,594.78	8,935,378.57
12668BE33	10,096,780.94	-	10,096,780.94	9,907,738.06	(189,042.88)	9,907,738.06	9,708,068.67
126694YM4	2,239,453.44	-	2,239,453.44	2,147,349.96	(92,103.48)	2,147,349.96	1,976,788.89
12669FW82	134,544.20	-	134,544.20	132,368.49	(2,175.71)	132,368.49	127,727.95
12669GRM5	1,968,489.18	-	1,968,489.18	1,869,461.50	(99,027.68)	1,869,461.50	1,791,163.16
12669UBB5	536,100.79	-	536,100.79	326,581.52	(209,519.27)	326,581.52	383,993.09
14453MAB0	5,552,661.69	-	5,552,661.69	5,439,992.43	(112,669.26)	5,439,992.43	4,786,048.19
23332UCM4	387,038.04	-	387,038.04	377,798.71	(9,239.33)	377,798.71	375,416.10
23332UDU5	13,297,438.84	-	13,297,438.84	13,134,362.56	(163,076.28)	13,134,362.56	12,046,704.60
26410QAJ0	190,460.58	-	190,460.58	-	(190,460.58)	-	371,126.04
30251YAB4	5,976,882.17	-	5,976,882.17	5,948,065.42	(28,816.75)	5,948,065.42	5,857,460.84
362480AD7	8,077,813.86	-	8,077,813.86	8,028,051.94	(49,761.92)	8,028,051.94	6,894,111.89
36290PAK3	3,590,762.57	-	3,590,762.57	1,721,505.21	(1,869,257.36)	1,721,505.21	2,196,822.08
39538WBH0	516.93	-	516.93	294.08	(222.85)	294.08	282.55
39539GAA0	2,935,620.22	-	2,935,620.22	2,920,843.03	(14,777.19)	2,920,843.03	2,722,406.86

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HBH0	$950.38	$-	$950.38	$606.90	$(343.48)	$606.90	$497.76
41161PHC0	5,318,247.22	-	5,318,247.22	5,246,310.10	(71,937.12)	5,246,310.10	5,700,952.48
43739EBJ5	6,841,957.03	-	6,841,957.03	6,706,025.82	(135,931.21)	6,706,025.82	6,036,046.50
45660LKW8	18,512,127.82	-	18,512,127.82	18,445,313.61	(66,814.21)	18,445,313.61	15,401,797.82
45660LYW3	2,590,706.25	-	2,590,706.25	2,411,095.54	(179,610.71)	2,411,095.54	2,119,690.21
45660N5H4	4,085,597.66	-	4,085,597.66	4,012,584.48	(73,013.18)	4,012,584.48	4,461,277.13
45660NQ24	1,149,455.15	-	1,149,455.15	1,119,069.15	(30,386.00)	1,119,069.15	1,341,982.04
456612AC4	11,219,948.33	-	11,219,948.33	11,200,404.46	(19,543.87)	11,200,404.46	9,832,091.02
45667WAC2	36,139.55	-	36,139.55	25,798.22	(10,341.33)	25,798.22	36,452.51
466247XE8	4,224,775.79	-	4,224,775.79	4,092,034.06	(132,741.73)	4,092,034.06	3,755,498.69
525221CD7	86,864.53	-	86,864.53	53,770.04	(33,094.49)	53,770.04	72,870.52
525221GM3	2,332,635.06	-	2,332,635.06	2,282,935.45	(49,699.61)	2,282,935.45	2,081,491.82
525221HA8	16,401,997.61	-	16,401,997.61	16,037,388.46	(364,609.15)	16,037,388.46	13,826,098.75
55027AAU4	3,729,293.25	-	3,729,293.25	3,628,919.72	(100,373.53)	3,628,919.72	3,675,404.51
576433G42	5,898,844.31	-	5,898,844.31	5,847,440.62	(51,403.69)	5,847,440.62	5,588,376.26
57643LMP8	1,439,272.59	-	1,439,272.59	1,401,499.80	(37,772.79)	1,401,499.80	1,089,840.42
61750SAB8	360,603.45	-	360,603.45	355,501.66	(5,101.79)	355,501.66	306,408.53
61755AAB2	12,085.50	-	12,085.50	10,763.33	(1,322.17)	10,763.33	6,471.10
61915RBB1	5,115,963.20	-	5,115,963.20	5,095,290.01	(20,673.19)	5,095,290.01	4,889,505.50
64352VPC9	1,356.32	-	1,356.32	553.50	(802.82)	553.50	909.94
65106FAB8	6,747,113.12	-	6,747,113.12	6,718,870.11	(28,243.01)	6,718,870.11	6,212,824.70
66987XBV6	15,239.24	-	15,239.24	15,073.00	(166.24)	15,073.00	12,181.73
75114GAC3	13,704,671.98	-	13,704,671.98	13,346,662.61	(358,009.37)	13,346,662.61	12,424,345.12
75114HAK3	3,812,242.51	-	3,812,242.51	3,641,050.77	(171,191.74)	3,641,050.77	2,731,962.22
75405KAG3	6,044.09	-	6,044.09	5,050.66	(993.43)	5,050.66	4,232.78
760985NZ0	54,796.47	-	54,796.47	45,518.12	(9,278.35)	45,518.12	36,010.92
76110GE23	4,314,078.81	-	4,314,078.81	4,097,768.60	(216,310.21)	4,097,768.60	4,277,733.62
76110GG62	4,350,445.04	-	4,350,445.04	4,056,131.23	(294,313.81)	4,056,131.23	4,268,758.70
76110GYL9	1,105,529.94	-	1,105,529.94	1,103,557.87	(1,972.07)	1,103,557.87	1,077,493.80
76110GZQ7	5,722,933.68	-	5,722,933.68	5,075,857.52	(647,076.16)	5,075,857.52	5,242,199.68
761118WP9	8,227,539.35	-	8,227,539.35	7,987,880.27	(239,659.08)	7,987,880.27	7,801,974.68
77277LAF4	38,874,645.93	-	38,874,645.93	37,914,893.16	(959,752.77)	37,914,893.16	30,679,065.88
77277LAH0	1,933,141.62	-	1,933,141.62	1,886,324.40	(46,817.22)	1,886,324.40	2,969,324.97
77277LAJ6	27,368,866.47	-	27,368,866.47	26,706,041.82	(662,824.65)	26,706,041.82	19,305,363.39
79548KXQ6	854,016.55	-	854,016.55	853,654.62	(361.93)	853,654.62	765,383.55
81379EAA0	217,866.27	-	217,866.27	197,747.65	(20,118.62)	197,747.65	207,574.07
863579HM3	982.37	-	982.37	601.34	(381.03)	601.34	1,857.50
86358HHX0	727,295.32	-	727,295.32	704,800.36	(22,494.96)	704,800.36	658,168.59
86358HRL5	24,838.33	-	24,838.33	19,696.11	(5,142.22)	19,696.11	19,315.57
86358R5Q6	126,261.83	-	126,261.83	118,691.91	(7,569.92)	118,691.91	103,356.43
86359BU82	18,520.16	-	18,520.16	16,577.86	(1,942.30)	16,577.86	54,488.33
86359DUL9	135,684.06	-	135,684.06	133,404.84	(2,279.22)	133,404.84	119,675.19
86359DUV7	2,532.67	-	2,532.67	1,796.94	(735.73)	1,796.94	1,918.92
86359LRW1	15,323,951.25	-	15,323,951.25	15,048,489.07	(275,462.18)	15,048,489.07	13,732,523.78
86360JAN1	2,453,060.78	-	2,453,060.78	2,436,076.21	(16,984.57)	2,436,076.21	2,235,923.08
86360KAF5	24,834,345.35	-	24,834,345.35	24,356,935.40	(477,409.95)	24,356,935.40	22,639,394.94
86361HAA2	9,286,566.20	-	9,286,566.20	8,875,908.50	(410,657.70)	8,875,908.50	7,673,626.93
88157QAL2	573,449.81	-	573,449.81	532,347.23	(41,102.58)	532,347.23	1,443,040.60
89789KAC9	14,229.51	-	14,229.51	11,365.94	(2,863.57)	11,365.94	131,384.68
92977YAY7	1,678,839.27	-	1,678,839.27	1,364,044.54	(314,794.73)	1,364,044.54	255,144.00
93934FJQ6	11,668,823.78	-	11,668,823.78	11,625,486.02	(43,337.76)	11,625,486.02	11,113,685.96
984582AA4	2,544,809.82	-	2,544,809.82	2,153,322.68	(391,487.14)	2,153,322.68	2,445,054.44
Totals	$378,096,660.04	$-	$378,096,660.04	$366,323,110.21	$(11,773,549.83)	$366,323,110.21	$333,086,072.58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$85,000.00	$-	$85,000.00	$20,000.00	$(65,000.00)	$20,000.00	$20,000.00
004421TD5	1,385,825.15	-	1,385,825.15	1,315,875.19	(69,949.96)	1,315,875.19	1,270,167.00
00442KAD3	3,211,011.30	-	3,211,011.30	3,167,443.77	(43,567.53)	3,167,443.77	2,684,789.02
02146QAB9	9,869,919.23	-	9,869,919.23	9,669,849.28	(200,069.95)	9,669,849.28	8,971,526.82
02147DAB7	8,170,690.96	-	8,170,690.96	8,103,775.43	(66,915.53)	8,103,775.43	7,895,446.07
02150MAB1	13,116,031.08	-	13,116,031.08	12,887,551.15	(228,479.93)	12,887,551.15	13,011,475.43
02660TBF9	250,071.28	-	250,071.28	145,570.58	(104,500.70)	145,570.58	1,040,778.77
02660TGN7	6,430,479.32	-	6,430,479.32	6,123,949.20	(306,530.12)	6,123,949.20	5,452,232.79
02660TGS6	5,479,176.12	-	5,479,176.12	5,365,612.13	(113,563.99)	5,365,612.13	4,687,198.15
02660THL0	816,498.41	-	816,498.41	806,453.97	(10,044.44)	806,453.97	747,179.44
02660TJB0	16,520,049.00	-	16,520,049.00	15,272,638.61	(1,247,410.39)	15,272,638.61	13,968,184.79
02660XAD6	2,707,500.01	-	2,707,500.01	2,568,739.18	(138,760.83)	2,568,739.18	2,670,016.74
026929AD1	6,086,467.38	-	6,086,467.38	5,859,618.06	(226,849.32)	5,859,618.06	5,471,643.42
03072SPD1	277,474.17	-	277,474.17	275,809.52	(1,664.65)	275,809.52	231,738.26
040104QN4	1,985,075.16	-	1,985,075.16	1,970,762.96	(14,312.20)	1,970,762.96	1,714,152.18
040104TF8	65,161.17	-	65,161.17	65,126.38	(34.79)	65,126.38	58,698.30
040104TG6	94,912.11	-	94,912.11	94,841.58	(70.53)	94,841.58	88,066.79
05950DAA8	8,051,249.93	-	8,051,249.93	7,888,415.28	(162,834.65)	7,888,415.28	7,653,912.29
06652DAA7	4,595,312.46	-	4,595,312.46	4,431,432.75	(163,879.71)	4,431,432.75	4,108,675.87
07325VAG9	1,667,229.09	-	1,667,229.09	1,634,135.74	(33,093.35)	1,634,135.74	1,488,340.58
07386HKS9	336,273.33	-	336,273.33	333,104.11	(3,169.22)	333,104.11	300,323.23
07386HMP3	998,207.17	-	998,207.17	986,566.99	(11,640.18)	986,566.99	905,110.80
07389PAY6	307,671.02	-	307,671.02	195,762.30	(111,908.72)	195,762.30	164,832.50
07389VAA5	1,273,548.32	-	1,273,548.32	1,233,817.70	(39,730.62)	1,233,817.70	1,118,009.35
12489WQH0	111,963.43	-	111,963.43	95,819.61	(16,143.82)	95,819.61	565,519.20
1248MEAA7	5,909,561.79	-	5,909,561.79	5,454,185.36	(455,376.43)	5,454,185.36	3,737,977.61
1248MGAJ3	56,112.67	-	56,112.67	55,111.01	(1,001.66)	55,111.01	50,369.09
1248MPAH7	196,783.15	-	196,783.15	140,799.20	(55,983.95)	140,799.20	215,557.17
126670LP1	4,922,394.55	-	4,922,394.55	4,212,606.10	(709,788.45)	4,212,606.10	4,477,464.00
126670QZ4	287,161.36	-	287,161.36	242,980.15	(44,181.21)	242,980.15	258,375.50
126671UU8	47,238.91	-	47,238.91	47,087.75	(151.16)	47,087.75	39,359.86
12667GCB7	134,932.18	-	134,932.18	134,006.56	(925.62)	134,006.56	130,120.33
12667GME0	12,516,809.19	-	12,516,809.19	12,146,740.32	(370,068.87)	12,146,740.32	10,727,475.66
12667GR62	1,899,370.86	-	1,899,370.86	1,844,305.56	(55,065.30)	1,844,305.56	1,727,108.17
12667NAC2	190,099.57	-	190,099.57	187,708.98	(2,390.59)	187,708.98	186,799.06
12668A3Q6	5,220,563.07	-	5,220,563.07	5,166,712.20	(53,850.87)	5,166,712.20	5,114,745.39
12668ACZ6	2,617,490.20	-	2,617,490.20	2,572,255.18	(45,235.02)	2,572,255.18	2,290,023.95
12668AEV3	8,397,184.43	-	8,397,184.43	8,063,626.87	(333,557.56)	8,063,626.87	7,733,322.03
12668BB77	16,813,583.21	-	16,813,583.21	16,165,081.37	(648,501.84)	16,165,081.37	15,267,740.77
12668BE33	10,608,729.70	-	10,608,729.70	10,309,768.18	(298,961.52)	10,309,768.18	9,534,877.39
126694YM4	2,318,172.61	-	2,318,172.61	2,317,787.17	(385.44)	2,317,787.17	1,998,319.41
12669FW82	807,603.10	-	807,603.10	728,333.68	(79,269.42)	728,333.68	638,614.83
12669GKH3	9,297,064.84	-	9,297,064.84	9,157,301.52	(139,763.32)	9,157,301.52	10,063,598.74
12669GUR0	2,510,151.11	-	2,510,151.11	2,426,569.22	(83,581.89)	2,426,569.22	2,126,517.86
12669UBB5	577,383.54	-	577,383.54	543,260.47	(34,123.07)	543,260.47	406,123.72
14453MAB0	5,994,542.93	-	5,994,542.93	5,822,082.94	(172,459.99)	5,822,082.94	4,701,559.98
14454AAB5	1,800,461.12	-	1,800,461.12	1,677,036.58	(123,424.54)	1,677,036.58	1,591,708.24
14983CAA3	984,170.40	-	984,170.40	969,590.10	(14,580.30)	969,590.10	815,714.71
22540VG71	130,709.14	-	130,709.14	130,675.08	(34.06)	130,675.08	130,025.32
22541SXR4	1,512,132.28	-	1,512,132.28	1,422,602.72	(89,529.56)	1,422,602.72	1,188,789.95

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23243AAD8	$702,229.95	$-	$702,229.95	$681,454.17	$(20,775.78)	$681,454.17	$624,250.70
23245QAA7	1,628,273.50	-	1,628,273.50	1,589,532.01	(38,741.49)	1,589,532.01	1,566,167.19
23332UAC8	3,276,133.69	-	3,276,133.69	3,178,167.62	(97,966.07)	3,178,167.62	3,766,901.31
23332UAR5	6,741,362.58	-	6,741,362.58	6,559,992.29	(181,370.29)	6,559,992.29	7,018,715.96
23332UBV5	4,029,640.03	-	4,029,640.03	3,876,007.69	(153,632.34)	3,876,007.69	3,886,993.68
23332UCM4	403,592.75	-	403,592.75	396,879.36	(6,713.39)	396,879.36	368,092.05
23332UDU5	14,338,921.99	-	14,338,921.99	13,722,207.61	(616,714.38)	13,722,207.61	11,911,773.68
23332UFV1	1,077,072.50	-	1,077,072.50	997,406.70	(79,665.80)	997,406.70	933,919.73
251510NC3	11,830,571.08	-	11,830,571.08	10,964,975.47	(865,595.61)	10,964,975.47	6,836,695.19
28140XAE9	44,000.00	-	44,000.00	-	(44,000.00)	-	180,432.00
32051DV33	411,468.64	-	411,468.64	359,110.52	(52,358.12)	359,110.52	415,924.50
32113JAA3	524,407.05	-	524,407.05	489,022.15	(35,384.90)	489,022.15	437,139.43
362341L49	4,425,602.42	-	4,425,602.42	4,162,981.73	(262,620.69)	4,162,981.73	3,133,037.82
36242DBJ1	373,091.99	-	373,091.99	363,392.73	(9,699.26)	363,392.73	365,798.61
362480AD7	818,813.53	-	818,813.53	800,798.68	(18,014.85)	800,798.68	708,772.26
39538RBB4	8,837,531.53	-	8,837,531.53	8,671,538.79	(165,992.74)	8,671,538.79	7,719,420.61
39538WBH0	2,674.31	-	2,674.31	2,500.33	(173.98)	2,500.33	1,348.48
39538WFH6	7,107,201.63	-	7,107,201.63	6,829,766.21	(277,435.42)	6,829,766.21	6,207,709.49
39538WHF8	20,436,910.95	-	20,436,910.95	19,982,637.72	(454,273.23)	19,982,637.72	17,530,138.30
39539GAA0	3,131,528.68	-	3,131,528.68	3,040,304.05	(91,224.63)	3,040,304.05	2,779,958.90
40430HBH0	3,807.98	-	3,807.98	2,365.06	(1,442.92)	2,365.06	4,835.72
41161PFR9	874,319.04	-	874,319.04	870,422.32	(3,896.72)	870,422.32	836,750.57
41161PHU0	5,378,599.79	-	5,378,599.79	5,312,154.11	(66,445.68)	5,312,154.11	5,714,722.05
41161PKH5	333,249.83	-	333,249.83	317,782.31	(15,467.52)	317,782.31	328,714.19
41161PLR2	8,371,145.78	-	8,371,145.78	8,227,592.91	(143,552.87)	8,227,592.91	7,610,370.30
41161PMG5	10,265,049.13	-	10,265,049.13	10,057,344.02	(207,705.11)	10,057,344.02	8,933,425.54
41161PQU0	9,172,389.34	-	9,172,389.34	9,136,472.74	(35,916.60)	9,136,472.74	8,380,147.54
41161PSK0	3,478,271.55	-	3,478,271.55	3,454,855.94	(23,415.61)	3,454,855.94	3,116,817.04
41161PTN3	1,485,257.91	-	1,485,257.91	1,444,623.62	(40,634.29)	1,444,623.62	1,367,281.30
41161PWB5	4,646,026.49	-	4,646,026.49	4,602,682.04	(43,344.45)	4,602,682.04	4,113,910.79
41161PXH1	548,433.09	-	548,433.09	537,045.78	(11,387.31)	537,045.78	499,452.81
41164LAB5	8,448,415.82	-	8,448,415.82	8,180,637.98	(267,777.84)	8,180,637.98	6,432,440.57
41164YAB7	8,482,076.57	-	8,482,076.57	8,333,726.65	(148,349.92)	8,333,726.65	7,246,002.39
43739EBJ5	7,058,150.46	-	7,058,150.46	7,007,297.76	(50,852.70)	7,007,297.76	5,939,909.98
45071KDD3	839,825.09	-	839,825.09	749,122.18	(90,702.91)	749,122.18	759,242.51
45254NJG3	895,740.78	-	895,740.78	878,506.92	(17,233.86)	878,506.92	880,139.68
45254NJV0	766,580.95	-	766,580.95	755,961.94	(10,619.01)	755,961.94	720,069.78
45254NML8	1,125,979.69	-	1,125,979.69	1,068,860.98	(57,118.71)	1,068,860.98	971,152.92
45254NNP8	9,403,371.46	-	9,403,371.46	9,242,236.34	(161,135.12)	9,242,236.34	8,852,219.04
45254NPA9	3,389,379.80	-	3,389,379.80	3,190,682.08	(198,697.72)	3,190,682.08	3,089,441.21
45254NPU5	3,497,954.43	-	3,497,954.43	3,226,170.03	(271,784.40)	3,226,170.03	3,586,159.25
45254TSM7	2,704,824.59	-	2,704,824.59	2,648,494.36	(56,330.23)	2,648,494.36	2,249,586.79
452570AA2	38,044.53	-	38,044.53	36,590.40	(1,454.13)	36,590.40	36,303.60
45257EAA2	2,672,524.41	-	2,672,524.41	2,598,631.98	(73,892.43)	2,598,631.98	2,219,789.35
45660LKW8	19,422,015.89	-	19,422,015.89	18,851,953.78	(570,062.11)	18,851,953.78	14,706,208.59
45660LW96	1,890,980.36	-	1,890,980.36	1,882,259.02	(8,721.34)	1,882,259.02	1,776,779.42
45660LYW3	2,651,096.95	-	2,651,096.95	2,621,771.19	(29,325.76)	2,621,771.19	2,114,696.81
45660N2J3	3,200,163.07	-	3,200,163.07	3,186,018.57	(14,144.50)	3,186,018.57	3,533,256.10
45660NS30	1,704,040.33	-	1,704,040.33	1,697,430.89	(6,609.44)	1,697,430.89	1,511,345.12
45660NT96	1,772,999.59	-	1,772,999.59	1,739,284.08	(33,715.51)	1,739,284.08	2,163,248.96
456612AC4	11,961,695.73	-	11,961,695.73	11,531,113.16	(430,582.57)	11,531,113.16	9,704,906.36
46412AAD4	4,450,689.02	-	4,450,689.02	2,777,199.64	(1,673,489.38)	2,777,199.64	4,146,653.29
466247UG6	1,765,463.00	-	1,765,463.00	1,745,471.77	(19,991.23)	1,745,471.77	1,671,013.64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
466247XE8	$4,528,510.15	$-	$4,528,510.15	$4,344,059.17	$(184,450.98)	$4,344,059.17	$3,759,851.11
46627MBQ9	9,095,045.46	-	9,095,045.46	8,754,441.61	(340,603.85)	8,754,441.61	7,789,362.95
46629BAR0	3,063,023.79	-	3,063,023.79	3,046,423.87	(16,599.92)	3,046,423.87	2,525,241.11
525221AJ6	1,920,906.01	-	1,920,906.01	1,828,241.78	(92,664.23)	1,828,241.78	1,633,344.92
525221CD7	99,549.31	-	99,549.31	85,811.54	(13,737.77)	85,811.54	67,177.70
525221HA8	16,974,165.86	-	16,974,165.86	16,922,984.16	(51,181.70)	16,922,984.16	12,633,102.93
525226AL0	1,047,118.57	-	1,047,118.57	975,947.93	(71,170.64)	975,947.93	352,987.74
525229AG5	386,538.40	-	386,538.40	364,494.80	(22,043.60)	364,494.80	216,089.08
52524VAG4	8,880,642.30	-	8,880,642.30	8,448,297.51	(432,344.79)	8,448,297.51	7,860,943.53
52524YAF0	7,938,173.02	-	7,938,173.02	7,633,009.65	(305,163.37)	7,633,009.65	6,686,867.82
550279AA1	3,558,070.71	-	3,558,070.71	3,455,606.28	(102,464.43)	3,455,606.28	3,262,598.43
55027AAR1	7,952,505.19	-	7,952,505.19	7,813,568.33	(138,936.86)	7,813,568.33	6,320,491.78
55027BAA6	10,884,773.60	-	10,884,773.60	10,566,744.11	(318,029.49)	10,566,744.11	9,346,869.47
576433H33	283,667.90	-	283,667.90	272,217.42	(11,450.48)	272,217.42	261,734.57
576433RU2	1,353,577.12	-	1,353,577.12	1,272,352.70	(81,224.42)	1,272,352.70	1,124,196.89
576433SE7	1,367,493.57	-	1,367,493.57	1,291,443.14	(76,050.43)	1,291,443.14	881,619.00
57643LMP8	1,521,589.02	-	1,521,589.02	1,467,456.62	(54,132.40)	1,467,456.62	1,080,718.39
589929N38	1,128,343.17	-	1,128,343.17	1,124,608.38	(3,734.79)	1,124,608.38	1,121,005.99
589929X29	3,219,135.72	-	3,219,135.72	3,162,749.88	(56,385.84)	3,162,749.88	3,083,514.94
59020UQ57	3,216,569.32	-	3,216,569.32	3,134,642.91	(81,926.41)	3,134,642.91	2,056,200.40
617463AA2	15,957.84	-	15,957.84	15,572.05	(385.79)	15,572.05	12,714.50
61748HAA9	10,679.44	-	10,679.44	10,549.38	(130.06)	10,549.38	11,455.55
61750FAE0	700,285.02	-	700,285.02	688,486.26	(11,798.76)	688,486.26	607,105.55
61753KAB2	121,326.36	-	121,326.36	64,367.48	(56,958.88)	64,367.48	61,996.57
61757MAB4	2,139,886.61	-	2,139,886.61	1,570,104.92	(569,781.69)	1,570,104.92	2,041,732.19
61915RBB1	5,370,697.25	-	5,370,697.25	5,254,499.28	(116,197.97)	5,254,499.28	4,941,918.72
638728AC9	1,805,925.45	-	1,805,925.45	1,647,260.90	(158,664.55)	1,647,260.90	1,656,632.29
64352VNY3	2,771,152.24	-	2,771,152.24	2,267,069.86	(504,082.38)	2,267,069.86	1,837,659.00
64352VPC9	8,338.54	-	8,338.54	4,623.94	(3,714.60)	4,623.94	6,138.11
65106FAB8	7,183,924.50	-	7,183,924.50	7,147,231.17	(36,693.33)	7,147,231.17	6,400,260.04
65535VUS5	1,434,863.05	-	1,434,863.05	1,302,986.92	(131,876.13)	1,302,986.92	1,251,562.72
68383NBZ5	4,000,850.81	-	4,000,850.81	3,745,222.49	(255,628.32)	3,745,222.49	3,941,383.87
68383NCA9	16,533,784.14	-	16,533,784.14	16,234,620.96	(299,163.18)	16,234,620.96	16,981,217.67
68383NCD3	2,675,434.84	-	2,675,434.84	2,604,043.22	(71,391.62)	2,604,043.22	2,572,371.00
68383NDT7	6,481,943.18	-	6,481,943.18	6,369,680.71	(112,262.47)	6,369,680.71	5,205,734.12
68383NDW0	5,825,533.09	-	5,825,533.09	5,649,906.06	(175,627.03)	5,649,906.06	4,145,042.55
74922AAA5	10,526,116.43	-	10,526,116.43	9,677,646.46	(848,469.97)	9,677,646.46	7,633,577.61
74922MAB7	7,248,372.12	-	7,248,372.12	6,714,771.76	(533,600.36)	6,714,771.76	6,715,310.51
74922MAC5	707,323.17	-	707,323.17	660,547.34	(46,775.83)	660,547.34	699,536.00
75114GAC3	14,411,026.37	-	14,411,026.37	13,941,542.93	(469,483.44)	13,941,542.93	11,356,754.41
75114HAD9	13,608,091.32	-	13,608,091.32	13,060,457.61	(547,633.71)	13,060,457.61	11,126,549.82
75114HAK3	4,204,427.10	-	4,204,427.10	3,727,063.95	(477,363.15)	3,727,063.95	2,461,201.96
75405KAG3	11,830.73	-	11,830.73	7,862.00	(3,968.73)	7,862.00	7,577.91
76110GE23	4,391,658.82	-	4,391,658.82	4,387,721.30	(3,937.52)	4,387,721.30	4,357,038.85
76110GUG4	1,147,028.99	-	1,147,028.99	1,119,058.74	(27,970.25)	1,119,058.74	1,098,963.42
761118NN4	7,313,920.69	-	7,313,920.69	6,861,943.31	(451,977.38)	6,861,943.31	6,785,487.46
761118RJ9	276,531.77	-	276,531.77	266,120.78	(10,410.99)	266,120.78	252,111.95
77277LAF4	39,517,587.09	-	39,517,587.09	38,874,645.93	(642,941.16)	38,874,645.93	26,606,966.38
77277LAH0	1,964,959.14	-	1,964,959.14	1,933,141.62	(31,817.52)	1,933,141.62	2,572,624.78
77277LAJ6	27,814,860.59	-	27,814,860.59	27,368,866.47	(445,994.12)	27,368,866.47	16,742,920.30
81378EAA1	1,925,635.35	-	1,925,635.35	1,829,366.14	(96,269.21)	1,829,366.14	1,842,362.88
81379EAA0	246,817.09	-	246,817.09	236,120.61	(10,696.48)	236,120.61	207,882.97
83613GAA7	2,012,128.31	-	2,012,128.31	1,894,346.96	(117,781.35)	1,894,346.96	1,930,801.74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579HM3	$2,958.38	$-	$2,958.38	$1,663.65	$(1,294.73)	$1,663.65	$2,719.25
86359BU82	48,193.66	-	48,193.66	26,315.63	(21,878.03)	26,315.63	24,054.29
86360JAA9	9,190,506.61	-	9,190,506.61	8,389,847.79	(800,658.82)	8,389,847.79	6,481,882.57
86360JAE1	6,854,732.97	-	6,854,732.97	6,511,222.23	(343,510.74)	6,511,222.23	5,317,343.11
86360KAF5	26,074,176.98	-	26,074,176.98	25,895,531.95	(178,645.03)	25,895,531.95	23,412,386.09
86360UAF3	3,138,149.64	-	3,138,149.64	3,009,035.04	(129,114.60)	3,009,035.04	2,753,523.93
86362HAA1	7,317,300.14	-	7,317,300.14	7,305,095.32	(12,204.82)	7,305,095.32	6,677,392.01
88157QAL2	648,398.13	-	648,398.13	567,274.44	(81,123.69)	567,274.44	1,394,925.58
89789KAC9	20,085.78	-	20,085.78	15,044.02	(5,041.76)	15,044.02	16,248.72
92922F4M7	3,796,821.22	-	3,796,821.22	3,662,184.15	(134,637.07)	3,662,184.15	3,359,468.93
92922F5T1	6,349,746.87	-	6,349,746.87	6,082,648.99	(267,097.88)	6,082,648.99	5,770,123.31
92922FB72	1,044,633.17	-	1,044,633.17	1,024,610.17	(20,023.00)	1,024,610.17	1,021,754.74
92922FJ25	5,517,864.48	-	5,517,864.48	5,358,099.61	(159,764.87)	5,358,099.61	4,984,701.82
92922FZF8	7,110,463.72	-	7,110,463.72	7,056,485.15	(53,978.57)	7,056,485.15	7,480,813.93
92925CBB7	3,657,148.66	-	3,657,148.66	3,509,428.92	(147,719.74)	3,509,428.92	3,067,040.60
92977YAY7	1,710,312.44	-	1,710,312.44	1,674,947.94	(35,364.50)	1,674,947.94	257,348.00
939336X65	9,716,858.34	-	9,716,858.34	9,515,392.27	(201,466.07)	9,515,392.27	10,498,736.16
93934FHC9	6,877,031.30	-	6,877,031.30	6,575,156.56	(301,874.74)	6,575,156.56	5,456,555.03
93934FJQ6	12,186,984.18	-	12,186,984.18	12,035,963.57	(151,020.61)	12,035,963.57	10,519,269.00
Totals	$816,573,456.06	$-	$816,573,456.06	$788,350,822.82	$(28,222,633.24)	$788,350,822.82	$697,683,288.85

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2012:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$200,000.00	$-	$200,000.00	$85,000.00	$(115,000.00)	$85,000.00	$85,000.00
004421TD5	1,431,855.30	-	1,431,855.30	1,363,868.44	(67,986.86)	1,363,868.44	1,153,173.00
00442JAE4	3,862,291.68	-	3,862,291.68	3,851,473.26	(10,818.42)	3,851,473.26	3,572,149.48
00442KAD3	3,369,186.36	-	3,369,186.36	3,302,832.79	(66,353.57)	3,302,832.79	2,132,351.50
02146QAB9	10,287,869.59	-	10,287,869.59	10,218,956.32	(68,913.27)	10,218,956.32	7,537,246.63
02147CAA1	7,107,918.64	-	7,107,918.64	6,969,965.32	(137,953.32)	6,969,965.32	6,342,616.04
02147DAB7	8,606,269.92	-	8,606,269.92	8,562,519.86	(43,750.06)	8,562,519.86	6,556,038.08
02150MAB1	13,771,067.83	-	13,771,067.83	13,669,332.80	(101,735.03)	13,669,332.80	13,557,560.71
02660TBF9	282,099.51	-	282,099.51	253,604.97	(28,494.54)	253,604.97	1,028,856.60
02660TGN7	6,692,845.69	-	6,692,845.69	6,584,228.33	(108,617.36)	6,584,228.33	4,775,635.84
02660TGS6	5,649,878.60	-	5,649,878.60	5,532,070.58	(117,808.02)	5,532,070.58	3,903,949.03
02660THL0	1,238,687.87	-	1,238,687.87	1,197,189.92	(41,497.95)	1,197,189.92	1,030,696.83
02660TJB0	17,108,199.57	-	17,108,199.57	16,917,717.88	(190,481.69)	16,917,717.88	12,785,540.98
02660WAC0	13,255,792.13	-	13,255,792.13	12,728,320.95	(527,471.18)	12,728,320.95	9,450,333.83
02660XAD6	9,023,202.20	-	9,023,202.20	8,882,491.32	(140,710.88)	8,882,491.32	7,904,039.85
026929AA7	7,231,924.69	-	7,231,924.69	7,195,941.59	(35,983.10)	7,195,941.59	6,895,829.36
026929AD1	6,311,562.31	-	6,311,562.31	6,160,569.79	(150,992.52)	6,160,569.79	4,307,184.73
040104QN4	2,176,680.39	-	2,176,680.39	2,141,977.65	(34,702.74)	2,141,977.65	1,663,011.91
040104RV5	1,649,861.14	-	1,649,861.14	1,615,029.38	(34,831.76)	1,615,029.38	1,406,395.36
055294AA0	2,225,393.89	-	2,225,393.89	2,183,996.71	(41,397.18)	2,183,996.71	2,038,217.83
05949ALH1	1,621,893.67	-	1,621,893.67	1,620,419.54	(1,474.13)	1,620,419.54	1,596,127.11
05949CCB0	656,838.44	-	656,838.44	626,385.03	(30,453.41)	626,385.03	649,367.68
07325VAG9	1,735,629.35	-	1,735,629.35	1,723,028.99	(12,600.36)	1,723,028.99	1,273,366.93
07384MW40	88,210.20	-	88,210.20	87,977.52	(232.68)	87,977.52	84,711.88
07384YCD6	4,537,996.34	-	4,537,996.34	4,513,940.23	(24,056.11)	4,513,940.23	3,866,023.93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
073854AB7	$10,873,710.45	$-	$10,873,710.45	$10,623,347.48	$(250,362.97)	$10,623,347.48	$10,432,056.29
07386HSP7	4,689,009.73	-	4,689,009.73	4,642,803.64	(46,206.09)	4,642,803.64	3,471,488.87
073879Z92	7,378,319.99	-	7,378,319.99	7,185,484.66	(192,835.33)	7,185,484.66	4,726,061.37
07389VAA5	1,318,932.07	-	1,318,932.07	1,280,083.52	(38,848.55)	1,280,083.52	1,097,200.81
07401LAA1	10,399,215.66	-	10,399,215.66	10,211,138.77	(188,076.89)	10,211,138.77	7,737,082.30
07820QAY1	10,244,033.14	-	10,244,033.14	10,084,183.24	(159,849.90)	10,084,183.24	7,631,582.53
12667GCB7	143,614.09	-	143,614.09	141,535.45	(2,078.64)	141,535.45	113,681.08
12667GME0	13,002,918.82	-	13,002,918.82	12,904,511.72	(98,407.10)	12,904,511.72	9,057,198.55
12667GS20	9,653,506.47	-	9,653,506.47	9,511,658.52	(141,847.95)	9,511,658.52	7,409,946.62
12668AEV3	8,700,864.26	-	8,700,864.26	8,657,056.30	(43,807.96)	8,657,056.30	7,004,721.42
12668BB77	17,547,512.32	-	17,547,512.32	17,438,286.35	(109,225.97)	17,438,286.35	13,341,926.58
126694N46	238,636.82	-	238,636.82	231,415.75	(7,221.07)	231,415.75	171,330.74
12669FW82	851,239.78	-	851,239.78	847,589.63	(3,650.15)	847,589.63	647,311.89
12669FXR9	370,494.06	-	370,494.06	366,193.11	(4,300.95)	366,193.11	307,570.41
12669GKH3	9,657,789.05	-	9,657,789.05	9,626,283.07	(31,505.98)	9,626,283.07	8,224,615.71
12669GRQ6	4,726,256.52	-	4,726,256.52	4,661,996.18	(64,260.34)	4,661,996.18	4,014,966.39
12669GTV3	259,652.30	-	259,652.30	249,772.89	(9,879.41)	249,772.89	211,949.32
12669GUR0	2,597,195.38	-	2,597,195.38	2,570,000.85	(27,194.53)	2,570,000.85	2,005,653.32
14453MAB0	6,510,444.56	-	6,510,444.56	6,287,272.76	(223,171.80)	6,287,272.76	4,814,360.57
14454AAB5	2,010,836.64	-	2,010,836.64	1,921,516.72	(89,319.92)	1,921,516.72	1,169,687.55
14983CAA3	1,062,031.79	-	1,062,031.79	999,049.90	(62,981.89)	999,049.90	805,764.20
22943HAD8	6,668,798.61	-	6,668,798.61	6,106,933.18	(561,865.43)	6,106,933.18	2,462,010.00
23243AAD8	756,348.29	-	756,348.29	752,029.25	(4,319.04)	752,029.25	627,320.41
23321P6A1	6,365,678.30	-	6,365,678.30	6,352,809.55	(12,868.75)	6,352,809.55	6,304,418.22
23332UAR5	7,184,122.90	-	7,184,122.90	6,977,311.03	(206,811.87)	6,977,311.03	6,088,532.73
23332UBG8	4,829,464.62	-	4,829,464.62	4,803,542.84	(25,921.78)	4,803,542.84	4,236,755.99
23332UBV5	4,226,881.85	-	4,226,881.85	4,136,244.85	(90,637.00)	4,136,244.85	3,452,468.99
23332UCM4	425,661.23	-	425,661.23	419,406.25	(6,254.98)	419,406.25	316,927.03
23332UDU5	15,161,149.93	-	15,161,149.93	14,909,013.37	(252,136.56)	14,909,013.37	11,082,888.05
23332UFV1	1,124,568.71	-	1,124,568.71	1,099,842.01	(24,726.70)	1,099,842.01	781,834.55
251510EH2	26,882,770.36	-	26,882,770.36	26,866,304.62	(16,465.74)	26,866,304.62	26,880,066.39
251510FB4	4,270,275.32	-	4,270,275.32	4,196,350.93	(73,924.39)	4,196,350.93	3,631,606.94
30251YAB4	6,357,372.84	-	6,357,372.84	6,245,225.03	(112,147.81)	6,245,225.03	5,452,636.22
32051DV33	137,807.13	-	137,807.13	137,159.30	(647.83)	137,159.30	133,197.33
32053LAA0	154,571.30	-	154,571.30	145,156.35	(9,414.95)	145,156.35	140,283.47
32113JAA3	535,759.12	-	535,759.12	531,717.71	(4,041.41)	531,717.71	372,539.44
36185NXT2	156,720.67	-	156,720.67	66,042.17	(90,678.50)	66,042.17	286,175.91
36242DBJ1	827,700.02	-	827,700.02	826,427.41	(1,272.61)	826,427.41	791,983.59
39538RBB4	9,235,052.70	-	9,235,052.70	9,161,868.90	(73,183.80)	9,161,868.90	6,512,187.42
39538WFH6	7,446,871.83	-	7,446,871.83	7,388,250.67	(58,621.16)	7,388,250.67	5,212,964.28
39538WHF8	21,165,329.45	-	21,165,329.45	20,819,111.57	(346,217.88)	20,819,111.57	14,494,086.18
41161PHC0	5,663,138.76	-	5,663,138.76	5,571,887.86	(91,250.90)	5,571,887.86	4,657,833.18
41161PHU0	5,574,767.28	-	5,574,767.28	5,545,485.20	(29,282.08)	5,545,485.20	4,933,438.31
41161PKH5	358,341.70	-	358,341.70	350,459.48	(7,882.22)	350,459.48	279,909.18
41161PLR2	8,744,109.73	-	8,744,109.73	8,623,527.46	(120,582.27)	8,623,527.46	7,001,090.12
41161PMG5	10,907,650.36	-	10,907,650.36	10,675,036.33	(232,614.03)	10,675,036.33	8,384,590.26
41161PQU0	9,626,881.95	-	9,626,881.95	9,511,928.93	(114,953.02)	9,511,928.93	7,153,603.90
41161PTN3	1,567,226.31	-	1,567,226.31	1,530,481.28	(36,745.03)	1,530,481.28	1,227,098.07
41161PWB5	4,792,597.54	-	4,792,597.54	4,742,660.23	(49,937.31)	4,742,660.23	3,425,757.56
41164LAB5	9,025,230.86	-	9,025,230.86	8,802,389.69	(222,841.17)	8,802,389.69	6,136,334.93
41164YAB7	8,783,262.95	-	8,783,262.95	8,626,488.00	(156,774.95)	8,626,488.00	6,415,095.86
43739EAP2	14,784,174.76	-	14,784,174.76	14,453,507.95	(330,666.81)	14,453,507.95	12,736,364.43
43739EBS5	6,644,926.54	-	6,644,926.54	6,613,195.04	(31,731.50)	6,613,195.04	5,994,185.62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45071KDD3	$874,479.83	$-	$874,479.83	$843,040.88	$(31,438.95)	$843,040.88	$591,187.65
45254NFY8	1,038,063.72	-	1,038,063.72	963,823.44	(74,240.28)	963,823.44	905,686.67
45254NJG3	983,177.00	-	983,177.00	929,554.25	(53,622.75)	929,554.25	859,472.92
45254NJV0	792,655.77	-	792,655.77	780,003.42	(12,652.35)	780,003.42	687,882.12
45254NKF3	3,837,676.15	-	3,837,676.15	3,683,101.32	(154,574.83)	3,683,101.32	3,959,710.64
45254NKX4	4,478,860.96	-	4,478,860.96	4,422,738.27	(56,122.69)	4,422,738.27	4,098,551.43
45254NMB0	835,811.04	-	835,811.04	829,894.54	(5,916.50)	829,894.54	827,244.85
45254NML8	1,226,716.58	-	1,226,716.58	1,135,591.92	(91,124.66)	1,135,591.92	916,733.12
45254NNP8	9,764,362.25	-	9,764,362.25	9,679,352.19	(85,010.06)	9,679,352.19	8,050,803.25
45254NPA9	11,273,438.09	-	11,273,438.09	10,257,202.67	(1,016,235.42)	10,257,202.67	9,774,878.07
45254NPU5	3,954,742.03	-	3,954,742.03	3,563,809.02	(390,933.01)	3,563,809.02	3,138,432.38
45254TRX4	225,155.56	-	225,155.56	220,114.37	(5,041.19)	220,114.37	196,421.77
45254TSM7	2,772,862.81	-	2,772,862.81	2,753,083.50	(19,779.31)	2,753,083.50	1,949,032.94
45254TTM6	9,152,610.15	-	9,152,610.15	8,265,168.78	(887,441.37)	8,265,168.78	7,210,716.01
452570AA2	39,357.38	-	39,357.38	38,813.03	(544.35)	38,813.03	35,080.60
45257EAA2	3,341,322.24	-	3,341,322.24	2,836,462.90	(504,859.34)	2,836,462.90	2,332,857.39
45660LW96	1,942,016.41	-	1,942,016.41	1,904,763.48	(37,252.93)	1,904,763.48	1,435,169.74
45660N5H4	4,351,507.28	-	4,351,507.28	4,338,621.20	(12,886.08)	4,338,621.20	3,923,989.16
45660NQ24	1,233,486.45	-	1,233,486.45	1,230,642.09	(2,844.36)	1,230,642.09	1,232,617.90
45660NRB3	487,414.55	-	487,414.55	399,280.68	(88,133.87)	399,280.68	490,283.19
45660NT96	1,816,063.88	-	1,816,063.88	1,806,256.24	(9,807.64)	1,806,256.24	1,859,981.54
466247XE8	4,650,188.72	-	4,650,188.72	4,635,482.74	(14,705.98)	4,635,482.74	3,697,655.40
525221CD7	112,779.85	-	112,779.85	98,101.84	(14,678.01)	98,101.84	61,836.12
525221GM3	2,458,888.85	-	2,458,888.85	2,445,388.33	(13,500.52)	2,445,388.33	1,644,620.54
525221HA8	17,763,846.44	-	17,763,846.44	17,620,557.18	(143,289.26)	17,620,557.18	11,871,568.03
525226AL0	1,099,219.42	-	1,099,219.42	1,039,327.33	(59,892.09)	1,039,327.33	339,620.60
52524VAG4	9,458,735.80	-	9,458,735.80	9,212,714.22	(246,021.58)	9,212,714.22	7,479,285.60
52524YAF0	8,272,104.47	-	8,272,104.47	8,222,548.65	(49,555.82)	8,222,548.65	6,109,440.99
550279AA1	3,665,435.80	-	3,665,435.80	3,655,115.00	(10,320.80)	3,655,115.00	2,954,176.05
55027AAR1	8,352,542.50	-	8,352,542.50	8,109,980.95	(242,561.55)	8,109,980.95	5,760,436.41
55027AAU4	4,369,031.87	-	4,369,031.87	3,986,137.45	(382,894.42)	3,986,137.45	3,030,630.32
55027BAA6	11,515,914.05	-	11,515,914.05	11,172,053.06	(343,860.99)	11,172,053.06	8,356,553.71
55274SAM3	790,404.35	-	790,404.35	778,317.32	(12,087.03)	778,317.32	723,886.32
576433H33	290,906.36	-	290,906.36	290,091.39	(814.97)	290,091.39	216,527.20
576433RU2	1,412,948.79	-	1,412,948.79	1,351,921.38	(61,027.41)	1,351,921.38	871,870.50
576433SE7	1,387,862.96	-	1,387,862.96	1,362,484.32	(25,378.64)	1,362,484.32	841,751.20
576433YN0	1,020,587.11	-	1,020,587.11	995,392.32	(25,194.79)	995,392.32	869,933.44
589929X29	3,745,698.79	-	3,745,698.79	3,656,057.80	(89,640.99)	3,656,057.80	3,200,240.15
59020UAA3	107,389.64	-	107,389.64	106,562.02	(827.62)	106,562.02	116,170.81
59020UAC9	772,552.78	-	772,552.78	761,004.07	(11,548.71)	761,004.07	767,074.36
61748HAA9	5,844.66	-	5,844.66	5,039.15	(805.51)	5,039.15	5,599.85
61753KAB2	152,329.44	-	152,329.44	124,750.96	(27,578.48)	124,750.96	104,558.71
61757MAB4	2,336,961.40	-	2,336,961.40	2,140,988.87	(195,972.53)	2,140,988.87	1,851,385.13
61913PAA0	10,298,141.38	-	10,298,141.38	10,255,708.63	(42,432.75)	10,255,708.63	9,957,202.81
61915RBB1	5,610,065.10	-	5,610,065.10	5,511,448.64	(98,616.46)	5,511,448.64	4,215,508.59
61915RBZ8	590,852.12	-	590,852.12	573,216.15	(17,635.97)	573,216.15	470,172.19
638728AC9	1,873,987.12	-	1,873,987.12	1,834,131.37	(39,855.75)	1,834,131.37	1,285,552.89
65535VRK6	431,601.40	-	431,601.40	426,845.72	(4,755.68)	426,845.72	394,222.23
65535VUS5	1,552,289.89	-	1,552,289.89	1,507,833.50	(44,456.39)	1,507,833.50	875,125.42
65538DAA3	1,895,934.08	-	1,895,934.08	1,864,821.48	(31,112.60)	1,864,821.48	1,394,262.04
68383NCA9	17,471,873.47	-	17,471,873.47	17,083,180.00	(388,693.47)	17,083,180.00	15,924,424.42
68383NCD3	2,742,202.29	-	2,742,202.29	2,666,657.17	(75,545.12)	2,666,657.17	2,107,503.00
68383NCU5	6,535,346.78	-	6,535,346.78	6,366,445.92	(168,900.86)	6,366,445.92	5,584,860.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
68383NDT7	$6,770,195.33	$-	$6,770,195.33	$6,684,267.20	$(85,928.13)	$6,684,267.20	$4,864,335.27
73316PJD3	17,233.44	-	17,233.44	15,938.56	(1,294.88)	15,938.56	15,075.41
74922AAA5	11,432,085.57	-	11,432,085.57	10,848,563.47	(583,522.10)	10,848,563.47	7,368,263.94
74922MAB7	8,041,255.68	-	8,041,255.68	7,503,169.16	(538,086.52)	7,503,169.16	5,646,779.29
74922MAC5	1,058,860.00	-	1,058,860.00	963,194.41	(95,665.59)	963,194.41	779,705.04
75114GAC3	15,472,732.82	-	15,472,732.82	14,796,192.74	(676,540.08)	14,796,192.74	10,310,046.31
75114HAD9	14,374,500.19	-	14,374,500.19	14,088,504.92	(285,995.27)	14,088,504.92	10,413,693.52
75114HAK3	4,575,978.98	-	4,575,978.98	4,163,435.41	(412,543.57)	4,163,435.41	1,968,950.36
760985U33	476,529.29	-	476,529.29	459,999.24	(16,530.05)	459,999.24	470,925.07
76110GE23	4,486,264.08	-	4,486,264.08	4,479,609.63	(6,654.45)	4,479,609.63	3,740,468.32
76110GUG4	1,202,269.60	-	1,202,269.60	1,199,172.45	(3,097.15)	1,199,172.45	1,144,874.11
761118FM5	8,570,697.93	-	8,570,697.93	8,493,487.10	(77,210.83)	8,493,487.10	8,323,336.48
761118KU1	5,554,419.45	-	5,554,419.45	5,142,391.57	(412,027.88)	5,142,391.57	3,979,797.32
761118NN4	7,620,104.69	-	7,620,104.69	7,481,830.28	(138,274.41)	7,481,830.28	5,699,451.77
761118RJ9	300,705.39	-	300,705.39	284,520.47	(16,184.92)	284,520.47	192,710.00
761118RM2	15,196,836.86	-	15,196,836.86	13,522,622.17	(1,674,214.69)	13,522,622.17	9,724,611.07
76112HAE7	32,009.23	-	32,009.23	30,576.03	(1,433.20)	30,576.03	31,895.47
805564RM5	2,970,387.09	-	2,970,387.09	2,854,917.47	(115,469.62)	2,854,917.47	2,725,749.61
81744FDK0	2,004,694.46	-	2,004,694.46	2,003,446.91	(1,247.55)	2,003,446.91	1,860,889.88
83613GAA7	2,088,852.82	-	2,088,852.82	2,038,594.80	(50,258.02)	2,038,594.80	1,826,699.24
86358RQ83	132,075.82	-	132,075.82	129,709.23	(2,366.59)	129,709.23	111,037.92
86359ADN0	300,845.68	-	300,845.68	232,528.71	(68,316.97)	232,528.71	173,751.34
86359BLB5	1,121,595.85	-	1,121,595.85	1,117,683.98	(3,911.87)	1,117,683.98	1,107,138.61
86359DDB0	1,502,493.10	-	1,502,493.10	1,465,861.87	(36,631.23)	1,465,861.87	1,218,072.63
86359DUL9	145,728.32	-	145,728.32	144,723.46	(1,004.86)	144,723.46	117,995.06
86359DUR6	13,912,545.28	-	13,912,545.28	13,743,927.98	(168,617.30)	13,743,927.98	11,206,756.34
86359LRW1	16,864,738.99	-	16,864,738.99	16,620,981.75	(243,757.24)	16,620,981.75	11,969,985.87
86359LSM2	1,125,578.49	-	1,125,578.49	1,099,624.38	(25,954.11)	1,099,624.38	826,429.54
86360JAA9	9,723,060.72	-	9,723,060.72	9,633,736.86	(89,323.86)	9,633,736.86	5,413,180.90
86360JAE1	7,325,252.91	-	7,325,252.91	7,105,955.59	(219,297.32)	7,105,955.59	4,510,390.49
86360KAF5	27,686,477.95	-	27,686,477.95	27,172,487.39	(513,990.56)	27,172,487.39	17,521,325.65
86360UAF3	3,300,100.97	-	3,300,100.97	3,246,625.82	(53,475.15)	3,246,625.82	2,378,138.65
86361HAA2	10,247,229.88	-	10,247,229.88	10,059,760.37	(187,469.51)	10,059,760.37	6,991,868.52
88157QAL2	687,666.55	-	687,666.55	641,362.90	(46,303.65)	641,362.90	1,251,357.07
885220FS7	5,964,125.86	-	5,964,125.86	5,887,292.28	(76,833.58)	5,887,292.28	5,696,732.83
92922F4M7	3,928,525.13	-	3,928,525.13	3,902,560.52	(25,964.61)	3,902,560.52	3,207,898.95
92922F5T1	6,601,125.32	-	6,601,125.32	6,532,188.39	(68,936.93)	6,532,188.39	5,368,328.70
92922F7Q5	7,833,706.21	-	7,833,706.21	7,796,889.46	(36,816.75)	7,796,889.46	6,591,798.09
92922FB72	1,086,772.77	-	1,086,772.77	1,075,566.77	(11,206.00)	1,075,566.77	920,347.74
92922FJ25	5,684,105.78	-	5,684,105.78	5,663,043.97	(21,061.81)	5,663,043.97	4,491,666.49
92922FWU8	3,212,069.20	-	3,212,069.20	3,192,161.08	(19,908.12)	3,192,161.08	3,079,304.16
92925CBB7	3,785,595.84	-	3,785,595.84	3,756,988.02	(28,607.82)	3,756,988.02	3,090,173.97
92977YAY7	2,076,178.98	-	2,076,178.98	1,704,441.01	(371,737.97)	1,704,441.01	264,420.01
9393365V1	1,406,019.24	-	1,406,019.24	1,388,720.27	(17,298.97)	1,388,720.27	1,194,171.17
94983YAQ2	3,193,194.30	-	3,193,194.30	3,131,994.05	(61,200.25)	3,131,994.05	2,947,135.10
94984DAB0	1,021,683.54	-	1,021,683.54	833,533.42	(188,150.12)	833,533.42	976,287.99
Totals	$912,025,936.52	$-	$912,025,936.52	$890,494,220.76	$(21,531,715.76)	$890,494,220.76	$708,872,106.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2012:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
004421TD5	$1,541,478.78	$-	$1,541,478.78	$1,410,937.96	$(130,540.82)	$1,410,937.96	$1,160,727.00
00442KAD3	2,395,326.62	-	2,395,326.62	2,395,101.25	(225.37)	2,395,101.25	1,521,724.23
02146QAB9	10,895,719.62	-	10,895,719.62	10,673,040.59	(222,679.03)	10,673,040.59	8,244,490.82
02146TAQ0	15,999,669.17	-	15,999,669.17	15,309,628.19	(690,040.98)	15,309,628.19	14,282,052.69
02147CAA1	4,886,961.13	-	4,886,961.13	4,786,262.94	(100,698.19)	4,786,262.94	4,301,092.71
02147DAB7	9,135,556.28	-	9,135,556.28	9,088,651.47	(46,904.81)	9,088,651.47	7,239,389.63
02660TBF9	327,103.62	-	327,103.62	285,583.53	(41,520.09)	285,583.53	1,778,116.87
02660TGN7	7,100,084.55	-	7,100,084.55	6,860,765.65	(239,318.90)	6,860,765.65	5,132,213.37
02660TGS6	6,093,795.49	-	6,093,795.49	5,839,316.48	(254,479.01)	5,839,316.48	4,314,368.41
02660TJB0	18,399,042.67	-	18,399,042.67	17,476,293.71	(922,748.96)	17,476,293.71	13,651,610.59
02660WAC0	13,883,025.83	-	13,883,025.83	13,581,227.11	(301,798.72)	13,581,227.11	10,161,104.14
02660XAD6	9,456,288.55	-	9,456,288.55	9,329,482.89	(126,805.66)	9,329,482.89	8,125,864.94
026929AA7	7,552,542.66	-	7,552,542.66	7,387,317.62	(165,225.04)	7,387,317.62	7,478,417.01
026929AD1	6,939,928.90	-	6,939,928.90	6,722,318.74	(217,610.16)	6,722,318.74	4,774,911.41
03072SPD1	319,295.58	-	319,295.58	298,291.97	(21,003.61)	298,291.97	235,286.54
040104QN4	2,426,705.81	-	2,426,705.81	2,331,964.02	(94,741.79)	2,331,964.02	1,807,560.64
040104RV5	1,727,754.49	-	1,727,754.49	1,691,200.14	(36,554.35)	1,691,200.14	1,474,364.84
055294AA0	2,486,190.72	-	2,486,190.72	2,338,711.82	(147,478.90)	2,338,711.82	2,131,805.20
05946XYP2	814,454.58	-	814,454.58	801,728.32	(12,726.26)	801,728.32	623,560.88
05948JAA0	258,465.04	-	258,465.04	252,159.50	(6,305.54)	252,159.50	235,148.74
05949ALH1	1,739,997.75	-	1,739,997.75	1,711,220.52	(28,777.23)	1,711,220.52	1,685,675.46
06652DAA7	5,308,816.43	-	5,308,816.43	4,942,102.09	(366,714.34)	4,942,102.09	3,588,766.66
07325YAB4	2,314,376.08	-	2,314,376.08	2,140,832.06	(173,544.02)	2,140,832.06	974,417.28
07384MS60	853,025.55	-	853,025.55	831,445.04	(21,580.51)	831,445.04	869,013.36
07384MW40	93,855.24	-	93,855.24	90,225.37	(3,629.87)	90,225.37	87,226.52
07384YCD6	4,712,263.70	-	4,712,263.70	4,700,372.07	(11,891.63)	4,700,372.07	4,622,443.03
073854AB7	11,646,801.16	-	11,646,801.16	11,090,325.43	(556,475.73)	11,090,325.43	8,251,368.05
07386HKS9	365,230.85	-	365,230.85	356,757.26	(8,473.59)	356,757.26	284,341.97
07386HSP7	5,001,191.32	-	5,001,191.32	4,814,088.09	(187,103.23)	4,814,088.09	3,538,709.24
073879PA0	1,325,589.72	-	1,325,589.72	1,070,146.74	(255,442.98)	1,070,146.74	1,192,698.90
073879Z92	8,269,046.89	-	8,269,046.89	7,304,182.97	(964,863.92)	7,304,182.97	4,642,737.08
07400XAB4	2,493,410.68	-	2,493,410.68	2,219,747.35	(273,663.33)	2,219,747.35	1,736,454.28
07401LAA1	10,985,395.03	-	10,985,395.03	10,748,110.46	(237,284.57)	10,748,110.46	8,005,394.60
07820QAY1	10,959,891.90	-	10,959,891.90	10,746,714.17	(213,177.73)	10,746,714.17	8,482,106.39
078446AB7	90,796.00	-	90,796.00	87,400.00	(3,396.00)	87,400.00	79,000.00
12489WQE7	1,401,150.00	-	1,401,150.00	1,280,293.44	(120,856.56)	1,280,293.44	1,069,498.20
1248MGAJ3	60,091.11	-	60,091.11	59,425.51	(665.60)	59,425.51	38,234.58
1248RHAD9	4,325,510.23	-	4,325,510.23	4,134,659.67	(190,850.56)	4,134,659.67	2,774,406.69
126670KN7	1,600,602.33	-	1,600,602.33	1,575,180.03	(25,422.30)	1,575,180.03	1,063,851.00
12667GME0	13,713,436.77	-	13,713,436.77	13,278,268.12	(435,168.65)	13,278,268.12	9,721,775.02
12667GS20	10,264,427.49	-	10,264,427.49	9,940,807.95	(323,619.54)	9,940,807.95	7,946,417.99
12667GWF6	5,429,128.20	-	5,429,128.20	5,252,471.01	(176,657.19)	5,252,471.01	4,487,864.92
12668ACZ6	2,886,654.48	-	2,886,654.48	2,793,497.18	(93,157.30)	2,793,497.18	2,183,933.81
12668AEV3	9,203,882.37	-	9,203,882.37	9,081,174.15	(122,708.22)	9,081,174.15	7,186,527.46
12668BB77	18,649,318.82	-	18,649,318.82	18,132,784.56	(516,534.26)	18,132,784.56	14,394,804.84
12668BDC4	3,983,835.93	-	3,983,835.93	3,891,591.79	(92,244.14)	3,891,591.79	3,609,084.51
12668BE33	11,642,199.60	-	11,642,199.60	11,317,250.91	(324,948.69)	11,317,250.91	8,736,563.82
126694N46	262,895.68	-	262,895.68	252,818.21	(10,077.47)	252,818.21	190,328.98
12669FW82	902,300.53	-	902,300.53	895,243.26	(7,057.27)	895,243.26	706,675.89
12669FXR9	388,655.33	-	388,655.33	380,989.81	(7,665.52)	380,989.81	320,831.24

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669GKH3	$10,051,971.22	$-	$10,051,971.22	$10,021,811.07	$(30,160.15)	$10,021,811.07	$8,503,256.03
12669GTV3	272,122.68	-	272,122.68	271,005.37	(1,117.31)	271,005.37	228,275.79
14453MAB0	7,217,252.91	-	7,217,252.91	6,889,100.18	(328,152.73)	6,889,100.18	5,158,938.30
14454AAB5	2,207,453.83	-	2,207,453.83	2,117,514.50	(89,939.33)	2,117,514.50	1,279,345.96
22540VG71	140,062.06	-	140,062.06	139,978.41	(83.65)	139,978.41	139,073.65
22541SXR4	1,709,465.06	-	1,709,465.06	1,492,820.18	(216,644.88)	1,492,820.18	1,299,062.20
22943HAD8	7,131,103.11	-	7,131,103.11	6,646,084.16	(485,018.95)	6,646,084.16	3,357,660.00
23243AAD8	805,944.91	-	805,944.91	797,018.74	(8,926.17)	797,018.74	597,992.38
23245QAA7	1,727,753.59	-	1,727,753.59	1,718,025.90	(9,727.69)	1,718,025.90	1,363,739.28
23321P6A1	6,609,224.73	-	6,609,224.73	6,562,473.22	(46,751.51)	6,562,473.22	6,500,654.87
23332UAC8	3,551,216.74	-	3,551,216.74	3,514,316.65	(36,900.09)	3,514,316.65	3,555,674.27
23332UAR5	7,518,876.78	-	7,518,876.78	7,360,807.33	(158,069.45)	7,360,807.33	6,455,329.52
23332UBG8	4,994,451.88	-	4,994,451.88	4,968,649.39	(25,802.49)	4,968,649.39	4,227,393.48
23332UBV5	4,517,713.70	-	4,517,713.70	4,358,310.64	(159,403.06)	4,358,310.64	3,376,201.08
23332UCM4	456,025.18	-	456,025.18	445,483.07	(10,542.11)	445,483.07	338,358.68
23332UDU5	16,243,411.86	-	16,243,411.86	15,734,742.43	(508,669.43)	15,734,742.43	11,971,159.92
23332UFV1	1,191,062.65	-	1,191,062.65	1,149,655.16	(41,407.49)	1,149,655.16	845,614.59
251508AB3	5,676,835.00	-	5,676,835.00	5,357,184.11	(319,650.89)	5,357,184.11	4,158,512.34
251510EH2	27,638,378.13	-	27,638,378.13	27,269,765.52	(368,612.61)	27,269,765.52	27,195,308.59
251510FB4	4,820,200.29	-	4,820,200.29	4,332,693.35	(487,506.94)	4,332,693.35	3,832,205.46
251510NC3	11,965,587.73	-	11,965,587.73	11,776,591.76	(188,995.97)	11,776,591.76	4,585,849.60
32051DV33	403,355.79	-	403,355.79	394,502.16	(8,853.63)	394,502.16	367,733.88
32113JAA3	569,877.88	-	569,877.88	543,309.23	(26,568.65)	543,309.23	376,905.09
32113JBV6	230,051.25	-	230,051.25	176,397.60	(53,653.65)	176,397.60	192,129.00
36185NXT2	268,325.56	-	268,325.56	175,621.66	(92,703.90)	175,621.66	316,221.25
36228F5R3	976,815.96	-	976,815.96	958,484.96	(18,331.00)	958,484.96	807,194.73
36242DBJ1	1,961,689.07	-	1,961,689.07	1,856,689.57	(104,999.50)	1,856,689.57	1,861,498.54
39538RAB5	8,616,986.44	-	8,616,986.44	8,367,596.90	(249,389.54)	8,367,596.90	5,860,543.99
39538RBB4	9,413,913.44	-	9,413,913.44	9,410,984.13	(2,929.31)	9,410,984.13	6,930,842.27
39538WFH6	7,948,985.62	-	7,948,985.62	7,620,162.49	(328,823.13)	7,620,162.49	5,523,915.91
39538WHF8	22,086,753.69	-	22,086,753.69	21,593,651.97	(493,101.72)	21,593,651.97	16,675,698.58
39539GAA0	3,397,104.29	-	3,397,104.29	3,319,866.07	(77,238.22)	3,319,866.07	2,696,913.28
41161PFR9	972,453.93	-	972,453.93	931,971.37	(40,482.56)	931,971.37	869,475.99
41161PHC0	5,976,410.27	-	5,976,410.27	5,859,090.03	(117,320.24)	5,859,090.03	4,998,700.00
41161PKH5	376,603.13	-	376,603.13	370,387.02	(6,216.11)	370,387.02	302,895.91
41161PLR2	9,107,824.64	-	9,107,824.64	9,083,332.79	(24,491.85)	9,083,332.79	7,557,536.03
41161PMG5	11,392,890.83	-	11,392,890.83	11,373,456.98	(19,433.85)	11,373,456.98	8,933,479.26
41161PQU0	9,998,662.15	-	9,998,662.15	9,942,331.46	(56,330.69)	9,942,331.46	7,486,266.01
41161PSK0	3,759,700.11	-	3,759,700.11	3,732,298.23	(27,401.88)	3,732,298.23	2,711,746.87
41161PTN3	1,640,764.05	-	1,640,764.05	1,626,995.41	(13,768.64)	1,626,995.41	1,279,567.67
41161PWB5	5,125,239.88	-	5,125,239.88	5,024,830.39	(100,409.49)	5,024,830.39	3,784,557.48
41161PXH1	605,264.81	-	605,264.81	583,450.59	(21,814.22)	583,450.59	473,512.09
41164LAB5	9,914,403.89	-	9,914,403.89	9,413,003.05	(501,400.84)	9,413,003.05	6,728,155.04
41164YAB7	9,426,071.83	-	9,426,071.83	9,029,263.32	(396,808.51)	9,029,263.32	6,937,074.58
43739EAP2	15,892,294.60	-	15,892,294.60	15,100,129.23	(792,165.37)	15,100,129.23	12,762,626.54
43739EBJ5	7,433,454.10	-	7,433,454.10	7,330,446.41	(103,007.69)	7,330,446.41	5,734,397.77
43739EBS5	7,074,976.18	-	7,074,976.18	6,782,747.49	(292,228.69)	6,782,747.49	6,161,117.75
45071KDD3	967,257.51	-	967,257.51	931,207.00	(36,050.51)	931,207.00	638,192.15
45254NHV2	205,981.14	-	205,981.14	168,142.66	(37,838.48)	168,142.66	192,398.26
45254NJG3	1,033,154.31	-	1,033,154.31	1,032,534.21	(620.10)	1,032,534.21	905,041.20
45254NJV0	826,667.71	-	826,667.71	801,434.34	(25,233.37)	801,434.34	683,358.39
45254NKF3	3,980,458.00	-	3,980,458.00	3,906,155.45	(74,302.55)	3,906,155.45	3,871,195.69
45254NKX4	4,687,527.42	-	4,687,527.42	4,628,756.97	(58,770.45)	4,628,756.97	3,703,600.29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NMB0	$916,309.19	$-	$916,309.19	$868,450.30	$(47,858.89)	$868,450.30	$872,999.52
45254NML8	1,273,472.38	-	1,273,472.38	1,247,172.27	(26,300.11)	1,247,172.27	951,222.56
45254NNP8	10,457,506.80	-	10,457,506.80	10,003,436.90	(454,069.90)	10,003,436.90	8,298,478.07
45254NPA9	12,211,454.46	-	12,211,454.46	11,543,544.98	(667,909.48)	11,543,544.98	11,250,393.17
45254NPU5	4,227,084.10	-	4,227,084.10	4,042,808.91	(184,275.19)	4,042,808.91	3,271,167.96
45254TRX4	256,661.45	-	256,661.45	226,757.04	(29,904.41)	226,757.04	215,201.93
45254TSM7	3,025,186.92	-	3,025,186.92	2,841,491.66	(183,695.26)	2,841,491.66	1,928,676.55
452570AA2	41,144.59	-	41,144.59	40,265.04	(879.55)	40,265.04	35,536.27
45257EAA2	3,506,726.63	-	3,506,726.63	3,413,984.55	(92,742.08)	3,413,984.55	2,346,939.42
45660LKW8	20,789,538.85	-	20,789,538.85	20,155,606.62	(633,932.23)	20,155,606.62	15,031,011.94
45660LW96	2,244,719.45	-	2,244,719.45	2,015,936.25	(228,783.20)	2,015,936.25	1,477,893.44
45660LYW3	2,999,030.11	-	2,999,030.11	2,812,862.16	(186,167.95)	2,812,862.16	2,310,276.26
45660N2Y0	995,830.45	-	995,830.45	992,315.54	(3,514.91)	992,315.54	887,542.22
45660N3S2	3,478,437.00	-	3,478,437.00	3,346,920.38	(131,516.62)	3,346,920.38	3,261,927.28
45660N5H4	4,498,604.93	-	4,498,604.93	4,430,000.78	(68,604.15)	4,430,000.78	4,090,846.53
45660NQ24	1,596,170.10	-	1,596,170.10	1,567,652.65	(28,517.45)	1,567,652.65	1,589,921.57
45660NS30	1,878,549.93	-	1,878,549.93	1,823,002.14	(55,547.79)	1,823,002.14	1,428,750.38
466247UG6	1,858,571.15	-	1,858,571.15	1,853,523.72	(5,047.43)	1,853,523.72	1,638,667.84
466247XE8	5,098,878.46	-	5,098,878.46	4,756,829.28	(342,049.18)	4,756,829.28	3,549,572.14
46627MBQ9	9,966,973.52	-	9,966,973.52	9,858,645.79	(108,327.73)	9,858,645.79	7,378,229.89
525221AJ6	2,175,068.95	-	2,175,068.95	2,033,565.98	(141,502.97)	2,033,565.98	1,560,091.15
525221CD7	152,043.25	-	152,043.25	112,050.22	(39,993.03)	112,050.22	66,257.01
525221GB7	19,174.30	-	19,174.30	17,247.88	(1,926.42)	17,247.88	19,075.91
525221GM3	2,560,679.09	-	2,560,679.09	2,537,042.98	(23,636.11)	2,537,042.98	1,798,653.12
525221HA8	18,888,675.30	-	18,888,675.30	18,481,380.29	(407,295.01)	18,481,380.29	12,508,092.40
525226AL0	229,264.31	-	229,264.31	220,591.66	(8,672.65)	220,591.66	96,896.74
52524VAG4	10,574,372.31	-	10,574,372.31	9,921,557.84	(652,814.47)	9,921,557.84	7,061,491.50
52524YAF0	9,034,562.30	-	9,034,562.30	8,596,206.31	(438,355.99)	8,596,206.31	7,300,750.22
55027AAR1	8,813,938.63	-	8,813,938.63	8,630,175.37	(183,763.26)	8,630,175.37	5,914,032.92
55027AAU4	4,526,246.37	-	4,526,246.37	4,517,419.63	(8,826.74)	4,517,419.63	2,780,462.78
55027BAA6	12,285,298.71	-	12,285,298.71	11,784,476.39	(500,822.32)	11,784,476.39	8,040,677.77
55274SAM3	853,764.61	-	853,764.61	809,021.39	(44,743.22)	809,021.39	758,739.12
576433RU2	1,589,222.62	-	1,589,222.62	1,413,288.62	(175,934.00)	1,413,288.62	901,456.80
576433SE7	1,473,558.55	-	1,473,558.55	1,384,619.97	(88,938.58)	1,384,619.97	927,185.40
576433YN0	1,095,009.66	-	1,095,009.66	1,027,252.02	(67,757.64)	1,027,252.02	855,517.53
576438AA3	2,772,874.50	-	2,772,874.50	2,735,452.93	(37,421.57)	2,735,452.93	2,386,350.79
589929E87	717,942.89	-	717,942.89	286,243.10	(431,699.79)	286,243.10	630,250.68
589929N38	1,243,884.27	-	1,243,884.27	1,241,259.14	(2,625.13)	1,241,259.14	1,231,075.05
59020UAC9	816,907.77	-	816,907.77	805,228.23	(11,679.54)	805,228.23	805,277.49
59020UGT6	545,474.33	-	545,474.33	535,964.36	(9,509.97)	535,964.36	517,393.38
59020UQ57	3,310,924.04	-	3,310,924.04	3,189,539.48	(121,384.56)	3,189,539.48	1,971,499.60
59020UUJ2	3,289,666.68	-	3,289,666.68	3,169,216.78	(120,449.90)	3,169,216.78	3,200,045.49
61757MAB4	2,382,559.50	-	2,382,559.50	2,340,336.74	(42,222.76)	2,340,336.74	1,858,918.62
61913PAA0	10,651,097.34	-	10,651,097.34	10,464,364.59	(186,732.75)	10,464,364.59	9,767,517.80
61915RBB1	6,023,633.04	-	6,023,633.04	5,754,605.39	(269,027.65)	5,754,605.39	4,336,296.24
61915RBZ8	669,139.99	-	669,139.99	604,831.35	(64,308.64)	604,831.35	465,167.50
63543VAJ2	40,000.00	-	40,000.00	-	(40,000.00)	-	2,005.00
63543WAH4	20,000.00	-	20,000.00	-	(20,000.00)	-	1,002.50
638728AC9	2,055,699.50	-	2,055,699.50	1,922,163.98	(133,535.52)	1,922,163.98	1,291,147.13
64352VEG2	41,229.63	-	41,229.63	39,516.51	(1,713.12)	39,516.51	35,085.80
65535VRK6	1,336,850.21	-	1,336,850.21	1,227,362.11	(109,488.10)	1,227,362.11	1,178,719.24
65535VUS5	1,912,441.58	-	1,912,441.58	1,592,624.47	(319,817.11)	1,592,624.47	1,115,885.50
65538DAA3	2,022,754.61	-	2,022,754.61	1,972,489.60	(50,265.01)	1,972,489.60	1,485,269.84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
66987XBV6	$15,740.65	$-	$15,740.65	$15,644.39	$(96.26)	$15,644.39	$11,266.45
68383NCA9	19,214,216.01	-	19,214,216.01	17,941,351.23	(1,272,864.78)	17,941,351.23	17,175,513.76
68383NCD3	2,836,373.23	-	2,836,373.23	2,733,782.64	(102,590.59)	2,733,782.64	2,211,048.00
68383NCU5	7,029,914.99	-	7,029,914.99	6,727,429.14	(302,485.85)	6,727,429.14	5,826,571.86
68383NDT7	7,181,520.77	-	7,181,520.77	6,898,726.69	(282,794.08)	6,898,726.69	5,018,062.33
69121PDX8	617,481.80	-	617,481.80	604,683.33	(12,798.47)	604,683.33	542,775.54
73316PJD3	18,605.09	-	18,605.09	17,713.45	(891.64)	17,713.45	16,406.54
74922AAA5	12,679,252.17	-	12,679,252.17	11,642,687.30	(1,036,564.87)	11,642,687.30	5,911,267.00
75114GAC3	16,312,860.13	-	16,312,860.13	16,016,842.11	(296,018.02)	16,016,842.11	10,955,918.68
75114HAK3	5,022,189.36	-	5,022,189.36	4,507,828.16	(514,361.20)	4,507,828.16	2,242,032.56
75114NAA2	7,298,612.09	-	7,298,612.09	7,003,759.73	(294,852.36)	7,003,759.73	6,899,627.44
75114NAB0	2,563,455.57	-	2,563,455.57	2,483,185.89	(80,269.68)	2,483,185.89	2,117,197.82
760985U33	509,676.94	-	509,676.94	475,747.93	(33,929.01)	475,747.93	407,806.95
76110GG62	4,708,994.47	-	4,708,994.47	4,705,536.74	(3,457.73)	4,705,536.74	4,598,768.84
76110GUG4	1,356,218.47	-	1,356,218.47	1,266,983.64	(89,234.83)	1,266,983.64	1,197,582.26
76110GV40	2,587,840.16	-	2,587,840.16	2,564,988.57	(22,851.59)	2,564,988.57	2,587,416.43
76110GYL9	1,197,953.08	-	1,197,953.08	1,181,061.50	(16,891.58)	1,181,061.50	1,150,080.59
76110GZQ7	6,274,801.03	-	6,274,801.03	6,267,825.64	(6,975.39)	6,267,825.64	5,694,009.32
761118FM5	8,786,770.05	-	8,786,770.05	8,718,432.40	(68,337.65)	8,718,432.40	8,459,257.98
761118KU1	5,709,061.61	-	5,709,061.61	5,677,289.27	(31,772.34)	5,677,289.27	4,403,418.36
761118RJ9	335,180.00	-	335,180.00	306,423.01	(28,756.99)	306,423.01	212,662.32
761118WP9	9,538,195.82	-	9,538,195.82	9,269,846.80	(268,349.02)	9,269,846.80	7,311,817.19
79548KXQ6	954,928.14	-	954,928.14	954,084.99	(843.15)	954,084.99	853,419.59
81744FDK0	2,092,138.64	-	2,092,138.64	2,042,181.46	(49,957.18)	2,042,181.46	1,878,537.33
84752CAE7	922,128.17	-	922,128.17	864,026.06	(58,102.11)	864,026.06	532,194.00
863579YR3	5,800,122.84	-	5,800,122.84	5,691,326.40	(108,796.44)	5,691,326.40	4,960,267.50
86358HHX0	850,295.57	-	850,295.57	834,115.33	(16,180.24)	834,115.33	738,737.06
86358R5Q6	130,462.93	-	130,462.93	129,639.51	(823.42)	129,639.51	91,587.39
86359BLB5	1,190,395.59	-	1,190,395.59	1,136,961.18	(53,434.41)	1,136,961.18	1,136,472.19
86359BPM7	1,679,176.04	-	1,679,176.04	1,550,869.89	(128,306.15)	1,550,869.89	1,617,498.90
86359DDB0	1,569,797.63	-	1,569,797.63	1,492,410.51	(77,387.12)	1,492,410.51	1,194,289.20
86359DUL9	171,135.57	-	171,135.57	151,790.39	(19,345.18)	151,790.39	118,450.32
86359DUR6	16,100,641.47	-	16,100,641.47	14,395,351.74	(1,705,289.73)	14,395,351.74	12,057,019.26
86359LRW1	18,217,847.02	-	18,217,847.02	17,552,510.90	(665,336.12)	17,552,510.90	12,611,282.19
86359LSM2	1,179,854.16	-	1,179,854.16	1,171,235.90	(8,618.26)	1,171,235.90	896,557.36
86360JAA9	9,930,486.18	-	9,930,486.18	9,807,786.93	(122,699.25)	9,807,786.93	5,749,101.39
86360JAE1	7,863,883.50	-	7,863,883.50	7,535,234.54	(328,648.96)	7,535,234.54	4,844,021.57
86360JAN1	2,692,201.41	-	2,692,201.41	2,611,682.30	(80,519.11)	2,611,682.30	1,910,187.65
86360KAF5	29,969,985.34	-	29,969,985.34	28,689,583.87	(1,280,401.47)	28,689,583.87	19,075,429.14
86360UAF3	3,512,468.29	-	3,512,468.29	3,406,928.31	(105,539.98)	3,406,928.31	2,551,088.33
86361HAA2	10,860,985.24	-	10,860,985.24	10,625,787.14	(235,198.10)	10,625,787.14	7,684,242.94
86363DAA9	7,729,678.91	-	7,729,678.91	7,586,789.20	(142,889.71)	7,586,789.20	6,116,117.88
88157QAL2	730,636.82	-	730,636.82	688,198.66	(42,438.16)	688,198.66	1,445,388.57
885220FS7	6,244,948.67	-	6,244,948.67	6,115,574.11	(129,374.56)	6,115,574.11	5,915,982.78
92922F4M7	4,100,283.51	-	4,100,283.51	4,038,214.83	(62,068.68)	4,038,214.83	3,146,706.43
92922F5T1	6,891,099.64	-	6,891,099.64	6,762,312.85	(128,786.79)	6,762,312.85	5,418,474.95
92922F7Q5	8,367,286.66	-	8,367,286.66	8,169,617.62	(197,669.04)	8,169,617.62	6,971,923.88
92922FB72	1,137,389.38	-	1,137,389.38	1,129,171.97	(8,217.41)	1,129,171.97	946,584.74
92922FJ25	5,898,980.50	-	5,898,980.50	5,836,627.64	(62,352.86)	5,836,627.64	4,676,644.66
92922FNW4	1,134,371.16	-	1,134,371.16	1,117,835.65	(16,535.51)	1,117,835.65	1,395,404.61
92922FTJ7	1,168,665.75	-	1,168,665.75	1,143,885.94	(24,779.81)	1,143,885.94	1,013,759.76
92922FWU8	3,303,246.56	-	3,303,246.56	3,294,106.06	(9,140.50)	3,294,106.06	3,051,711.28
92922FZF8	7,617,616.38	-	7,617,616.38	7,486,561.21	(131,055.17)	7,486,561.21	6,731,075.80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92925CBB7	$3,984,744.80	$-	$3,984,744.80	$3,911,784.26	$(72,960.54)	$3,911,784.26	$3,027,193.79
92977YAY7	2,181,128.20	-	2,181,128.20	2,078,551.98	(102,576.22)	2,078,551.98	435,320.01
92979DAA3	528,185.64	-	528,185.64	503,764.51	(24,421.13)	503,764.51	485,264.03
9393365V1	1,510,356.37	-	1,510,356.37	1,462,513.62	(47,842.75)	1,462,513.62	1,290,442.98
939336X65	10,621,910.39	-	10,621,910.39	10,460,382.36	(161,528.03)	10,460,382.36	9,715,875.92
93934FHC9	7,516,620.41	-	7,516,620.41	7,369,587.44	(147,032.97)	7,369,587.44	5,701,068.93
94983YAQ2	3,327,295.71	-	3,327,295.71	3,281,408.19	(45,887.52)	3,281,408.19	3,223,221.00
984582AA4	1,864,226.41	-	1,864,226.41	1,842,202.41	(22,024.00)	1,842,202.41	1,813,356.38
Totals	$1,095,018,529.18	$-	$1,095,018,529.18	$1,058,132,041.09	$(36,886,488.09)	$1,058,132,041.09	$841,095,012.78

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$290,000.00	$-	$290,000.00	$200,000.00	$(90,000.00)	$200,000.00	$197,500.00
004421TD5	1,546,418.44	-	1,546,418.44	1,520,650.48	(25,767.96)	1,520,650.48	824,835.00
02146QAB9	11,452,492.39	-	11,452,492.39	11,361,248.53	(91,243.86)	11,361,248.53	7,866,202.16
02378HAD4	367,332.93	-	367,332.93	337,734.53	(29,598.40)	337,734.53	305,723.66
02660TGN7	7,722,822.75	-	7,722,822.75	7,343,578.95	(379,243.80)	7,343,578.95	4,589,533.38
02660TGS6	6,197,599.53	-	6,197,599.53	6,181,006.28	(16,593.25)	6,181,006.28	3,694,958.07
02660THL0	1,402,810.28	-	1,402,810.28	1,375,244.82	(27,565.46)	1,375,244.82	1,041,592.30
02660TJB0	19,888,768.87	-	19,888,768.87	19,027,573.02	(861,195.85)	19,027,573.02	11,433,612.97
02660WAC0	14,889,748.57	-	14,889,748.57	14,326,373.17	(563,375.40)	14,326,373.17	8,420,984.41
02660XAD6	9,909,777.67	-	9,909,777.67	9,620,776.10	(289,001.57)	9,620,776.10	7,033,543.29
026929AA7	8,314,700.91	-	8,314,700.91	7,761,745.72	(552,955.19)	7,761,745.72	6,803,501.16
040104RV5	1,815,487.74	-	1,815,487.74	1,779,688.34	(35,799.40)	1,779,688.34	1,244,624.23
05946XYP2	858,527.17	-	858,527.17	852,946.85	(5,580.32)	852,946.85	618,596.18
06050HKX5	387,934.12	-	387,934.12	223,453.11	(164,481.01)	223,453.11	275,883.14
06652DAA7	5,653,509.94	-	5,653,509.94	5,451,349.03	(202,160.91)	5,451,349.03	3,141,543.41
07384MS60	946,323.45	-	946,323.45	937,885.49	(8,437.96)	937,885.49	882,516.28
07384MW40	101,794.03	-	101,794.03	98,994.58	(2,799.45)	98,994.58	86,636.87
07384YCD6	5,109,617.42	-	5,109,617.42	5,052,861.49	(56,755.93)	5,052,861.49	4,946,782.61
073854AB7	12,157,202.09	-	12,157,202.09	11,643,369.98	(513,832.11)	11,643,369.98	7,509,572.89
07386HNQ0	1,014,112.70	-	1,014,112.70	953,185.52	(60,927.18)	953,185.52	986,679.13
07386HSP7	5,163,522.20	-	5,163,522.20	5,151,860.98	(11,661.22)	5,151,860.98	3,361,256.11
073879Z92	9,127,954.02	-	9,127,954.02	8,245,583.49	(882,370.53)	8,245,583.49	4,646,352.09
07400XAB4	2,714,019.22	-	2,714,019.22	2,492,413.21	(221,606.01)	2,492,413.21	1,540,926.62
07401LAA1	11,912,911.04	-	11,912,911.04	11,455,305.29	(457,605.75)	11,455,305.29	7,629,910.89
07820QAY1	12,032,870.74	-	12,032,870.74	11,585,273.09	(447,597.65)	11,585,273.09	8,440,267.15
12489WQE7	1,427,514.24	-	1,427,514.24	1,400,940.50	(26,573.74)	1,400,940.50	1,108,303.40
1248MGAJ3	63,896.96	-	63,896.96	62,339.48	(1,557.48)	62,339.48	50,948.40
12498NAB9	672,120.26	-	672,120.26	667,192.58	(4,927.68)	667,192.58	661,207.59
12544EAA5	1,032,794.47	-	1,032,794.47	1,006,182.23	(26,612.24)	1,006,182.23	1,000,439.95
126670KN7	1,673,592.83	-	1,673,592.83	1,587,143.85	(86,448.98)	1,587,143.85	928,449.00
126670NX2	629,920.97	-	629,920.97	598,984.29	(30,936.68)	598,984.29	628,492.32
126670QS0	65,308.35	-	65,308.35	60,154.73	(5,153.62)	60,154.73	62,264.06
126671UU8	55,243.58	-	55,243.58	53,727.58	(1,516.00)	53,727.58	42,073.42
12667GCB7	158,888.66	-	158,888.66	154,659.01	(4,229.65)	154,659.01	110,639.93
12667GME0	14,328,349.06	-	14,328,349.06	14,106,806.02	(221,543.04)	14,106,806.02	9,039,627.79
12667GR62	5,526,850.88	-	5,526,850.88	5,290,622.87	(236,228.01)	5,290,622.87	4,417,377.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GS20	$10,828,203.97	$-	$10,828,203.97	$10,581,507.54	$(246,696.43)	$10,581,507.54	$7,003,128.98
12667GWF6	5,961,791.83	-	5,961,791.83	5,584,597.23	(377,194.60)	5,584,597.23	3,785,872.31
12668ACG8	3,334,988.97	-	3,334,988.97	2,975,767.14	(359,221.83)	2,975,767.14	2,907,149.77
12668ACY9	710,246.66	-	710,246.66	616,361.95	(93,884.71)	616,361.95	564,386.87
12668ACZ6	3,158,319.27	-	3,158,319.27	2,995,112.36	(163,206.91)	2,995,112.36	1,729,278.58
12668AEV3	9,660,488.00	-	9,660,488.00	9,502,105.96	(158,382.04)	9,502,105.96	6,458,297.48
12668AGW9	215,254.49	-	215,254.49	213,364.89	(1,889.60)	213,364.89	147,194.78
12668BDC4	4,368,811.57	-	4,368,811.57	4,083,275.98	(285,535.59)	4,083,275.98	3,194,726.07
12668BE33	12,237,495.62	-	12,237,495.62	12,171,201.11	(66,294.51)	12,171,201.11	7,829,824.65
126694N46	3,345,585.12	-	3,345,585.12	2,824,649.71	(520,935.41)	2,824,649.71	3,067,731.20
12669FXR9	410,254.47	-	410,254.47	395,368.17	(14,886.30)	395,368.17	304,010.18
12669GKH3	10,545,309.79	-	10,545,309.79	10,352,747.02	(192,562.77)	10,352,747.02	7,248,298.96
12669GRQ6	5,343,000.43	-	5,343,000.43	5,291,293.60	(51,706.83)	5,291,293.60	4,910,079.83
12669GTV3	282,816.99	-	282,816.99	279,945.17	(2,871.82)	279,945.17	198,880.70
12669GUR0	2,944,056.20	-	2,944,056.20	2,776,388.76	(167,667.44)	2,776,388.76	2,000,194.28
152314MJ6	1,010,344.96	-	1,010,344.96	820,580.41	(189,764.55)	820,580.41	865,075.90
22540VG71	142,416.02	-	142,416.02	142,038.12	(377.90)	142,038.12	140,900.89
22943HAD8	8,483,907.95	-	8,483,907.95	7,120,743.07	(1,363,164.88)	7,120,743.07	4,517,820.00
23245QAA7	1,870,383.26	-	1,870,383.26	1,781,925.02	(88,458.24)	1,781,925.02	1,160,199.25
23321P6A1	7,120,470.73	-	7,120,470.73	7,018,811.72	(101,659.01)	7,018,811.72	6,982,061.95
23332UAC8	3,904,676.74	-	3,904,676.74	3,622,960.98	(281,715.76)	3,622,960.98	3,216,228.55
23332UAR5	8,042,640.20	-	8,042,640.20	7,710,516.83	(332,123.37)	7,710,516.83	5,847,690.31
23332UBG8	5,263,482.84	-	5,263,482.84	5,016,173.22	(247,309.62)	5,016,173.22	3,794,630.78
23332UBV5	4,758,189.71	-	4,758,189.71	4,723,676.14	(34,513.57)	4,723,676.14	3,020,467.39
23332UCM4	482,401.73	-	482,401.73	462,753.76	(19,647.97)	462,753.76	330,858.24
23332UDU5	17,209,535.70	-	17,209,535.70	16,626,954.38	(582,581.32)	16,626,954.38	10,401,707.71
23332UFV1	1,246,925.88	-	1,246,925.88	1,218,009.68	(28,916.20)	1,218,009.68	772,827.86
251510EH2	28,096,487.64	-	28,096,487.64	28,045,050.16	(51,437.48)	28,045,050.16	26,312,412.76
251510FB4	3,889,890.10	-	3,889,890.10	3,879,344.81	(10,545.29)	3,879,344.81	2,981,443.13
251510NC3	11,998,251.48	-	11,998,251.48	11,939,470.36	(58,781.12)	11,939,470.36	3,231,821.40
30251YAB4	6,821,818.83	-	6,821,818.83	6,722,410.64	(99,408.19)	6,722,410.64	5,278,923.41
32051DCJ9	567,873.90	-	567,873.90	564,800.37	(3,073.53)	564,800.37	539,435.31
32053LAA0	168,781.82	-	168,781.82	162,542.90	(6,238.92)	162,542.90	164,562.26
32056JAA2	151,729.90	-	151,729.90	145,187.12	(6,542.78)	145,187.12	138,736.21
32113JAA3	597,171.91	-	597,171.91	577,362.62	(19,809.29)	577,362.62	367,622.17
36228FC53	830,865.79	-	830,865.79	719,447.10	(111,418.69)	719,447.10	755,146.70
362341VU0	21,642,269.81	-	21,642,269.81	21,108,962.14	(533,307.67)	21,108,962.14	21,499,857.50
36242DBJ1	427,777.96	-	427,777.96	425,057.26	(2,720.70)	425,057.26	422,333.65
36298XAB8	19,002,807.56	-	19,002,807.56	18,625,171.48	(377,636.08)	18,625,171.48	18,219,555.59
39538RAB5	9,304,989.19	-	9,304,989.19	8,826,072.74	(478,916.45)	8,826,072.74	5,738,051.45
39538RBB4	10,128,998.42	-	10,128,998.42	9,632,687.46	(496,310.96)	9,632,687.46	6,646,599.65
39538WFH6	8,549,004.95	-	8,549,004.95	8,162,882.79	(386,122.16)	8,162,882.79	5,178,967.53
39538WHF8	23,489,894.54	-	23,489,894.54	22,622,853.22	(867,041.32)	22,622,853.22	13,769,229.29
39539GAA0	3,582,107.30	-	3,582,107.30	3,480,487.25	(101,620.05)	3,480,487.25	2,374,367.64
41161PFR9	1,033,082.03	-	1,033,082.03	1,029,854.56	(3,227.47)	1,029,854.56	847,612.03
41161PHC0	6,513,447.11	-	6,513,447.11	6,085,959.30	(427,487.81)	6,085,959.30	4,647,189.86
41161PHU0	6,179,446.69	-	6,179,446.69	6,085,207.17	(94,239.52)	6,085,207.17	4,891,633.96
41161PKH5	398,408.65	-	398,408.65	394,205.87	(4,202.78)	394,205.87	264,797.71
41161PLR2	9,608,493.34	-	9,608,493.34	9,373,928.43	(234,564.91)	9,373,928.43	7,065,418.61
41161PMG5	11,965,773.37	-	11,965,773.37	11,740,798.18	(224,975.19)	11,740,798.18	9,134,717.71
41161PQU0	10,639,729.89	-	10,639,729.89	10,361,876.18	(277,853.71)	10,361,876.18	7,084,717.87
41161PSK0	3,899,690.47	-	3,899,690.47	3,835,365.43	(64,325.04)	3,835,365.43	2,896,665.46
41161PTN3	1,726,455.40	-	1,726,455.40	1,680,824.19	(45,631.21)	1,680,824.19	1,162,819.32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PWB5	$5,433,234.88	$-	$5,433,234.88	$5,264,188.65	$(169,046.23)	$5,264,188.65	$3,417,999.61
41161PXH1	635,491.30	-	635,491.30	616,308.82	(19,182.48)	616,308.82	444,323.95
41164LAB5	10,449,007.70	-	10,449,007.70	10,235,230.71	(213,776.99)	10,235,230.71	6,723,398.30
41164YAB7	9,958,270.74	-	9,958,270.74	9,632,612.85	(325,657.89)	9,632,612.85	6,258,429.56
43739EAP2	16,575,973.30	-	16,575,973.30	16,187,293.48	(388,679.82)	16,187,293.48	10,405,726.23
45071KDD3	1,086,382.12	-	1,086,382.12	1,059,550.60	(26,831.52)	1,059,550.60	745,093.48
45254NHV2	224,089.33	-	224,089.33	209,941.80	(14,147.53)	209,941.80	193,979.45
45254NJV0	867,029.04	-	867,029.04	850,377.46	(16,651.58)	850,377.46	681,335.15
45254NKF3	4,230,253.82	-	4,230,253.82	4,075,133.53	(155,120.29)	4,075,133.53	3,791,309.83
45254NMB0	975,328.92	-	975,328.92	932,473.13	(42,855.79)	932,473.13	793,129.67
45254NML8	1,322,330.29	-	1,322,330.29	1,293,159.75	(29,170.54)	1,293,159.75	925,528.46
45254NNP8	10,735,821.01	-	10,735,821.01	10,652,269.05	(83,551.96)	10,652,269.05	8,014,093.27
45254NPA9	12,692,475.65	-	12,692,475.65	12,385,091.91	(307,383.74)	12,385,091.91	10,418,439.77
45254NPU5	4,430,090.91	-	4,430,090.91	4,293,231.61	(136,859.30)	4,293,231.61	3,402,629.51
45254TRX4	265,240.20	-	265,240.20	258,108.03	(7,132.17)	258,108.03	177,037.44
45660LCN7	4,057,429.37	-	4,057,429.37	3,913,813.54	(143,615.83)	3,913,813.54	3,689,459.26
45660LKW8	21,908,347.51	-	21,908,347.51	21,298,027.60	(610,319.91)	21,298,027.60	13,584,806.77
45660N2J3	2,220,485.94	-	2,220,485.94	2,021,428.12	(199,057.82)	2,021,428.12	1,969,493.75
45660N2Y0	1,017,882.52	-	1,017,882.52	1,001,489.22	(16,393.30)	1,001,489.22	793,003.49
45660N5H4	4,324,034.48	-	4,324,034.48	4,269,797.16	(54,237.32)	4,269,797.16	3,196,502.02
45660NQ24	1,970,446.46	-	1,970,446.46	1,968,799.95	(1,646.51)	1,968,799.95	1,795,440.64
45660NS30	1,157,717.89	-	1,157,717.89	1,150,501.82	(7,216.07)	1,150,501.82	896,223.95
45661EAA2	235,697.52	-	235,697.52	226,316.19	(9,381.33)	226,316.19	214,425.81
466247XE8	5,390,729.34	-	5,390,729.34	5,333,873.02	(56,856.32)	5,333,873.02	3,378,889.69
525221AJ6	2,261,175.96	-	2,261,175.96	2,216,676.56	(44,499.40)	2,216,676.56	1,517,007.01
525221GM3	2,732,081.65	-	2,732,081.65	2,649,357.67	(82,723.98)	2,649,357.67	1,619,667.37
525221HA8	20,207,345.18	-	20,207,345.18	19,668,821.93	(538,523.25)	19,668,821.93	10,939,984.17
52524VAG4	11,062,404.37	-	11,062,404.37	10,838,351.72	(224,052.65)	10,838,351.72	7,050,647.53
52524YAF0	9,665,927.77	-	9,665,927.77	9,379,652.95	(286,274.82)	9,379,652.95	6,147,462.85
55027AAR1	9,295,635.13	-	9,295,635.13	9,213,079.35	(82,555.78)	9,213,079.35	6,032,918.95
55027BAA6	13,108,293.41	-	13,108,293.41	12,665,836.46	(442,456.95)	12,665,836.46	6,968,458.74
55274SAM3	906,915.51	-	906,915.51	880,480.09	(26,435.42)	880,480.09	752,034.62
576433G42	7,024,024.64	-	7,024,024.64	6,885,577.88	(138,446.76)	6,885,577.88	4,314,806.39
576433H33	3,261,825.29	-	3,261,825.29	3,174,754.27	(87,071.02)	3,174,754.27	3,133,978.43
57643LMP8	1,698,761.89	-	1,698,761.89	1,516,916.66	(181,845.23)	1,516,916.66	1,006,686.00
589929N38	618,843.60	-	618,843.60	607,180.29	(11,663.31)	607,180.29	583,261.22
589929X29	3,890,489.13	-	3,890,489.13	3,887,953.67	(2,535.46)	3,887,953.67	3,359,229.48
59020UAA3	154,092.84	-	154,092.84	152,882.12	(1,210.72)	152,882.12	147,716.07
59020UAC9	805,983.42	-	805,983.42	803,847.98	(2,135.44)	803,847.98	729,547.23
59020UNZ4	1,413,542.51	-	1,413,542.51	1,384,820.01	(28,722.50)	1,384,820.01	1,305,590.00
61749LAN1	495,108.38	-	495,108.38	426,403.81	(68,704.57)	426,403.81	483,109.45
617526AE8	298,458.27	-	298,458.27	247,896.75	(50,561.52)	247,896.75	201,593.54
61913PAA0	11,417,672.54	-	11,417,672.54	10,888,133.59	(529,538.95)	10,888,133.59	9,819,940.36
61915RBB1	6,273,000.31	-	6,273,000.31	6,124,189.76	(148,810.55)	6,124,189.76	3,779,577.22
63543XAH2	(79,020.00)	-	(79,020.00)	-	79,020.00	-	100,000.00
638728AC9	2,174,025.70	-	2,174,025.70	2,120,248.36	(53,777.34)	2,120,248.36	1,283,453.97
64352VEG2	53,328.05	-	53,328.05	41,302.27	(12,025.78)	41,302.27	34,820.40
66987XBV6	16,520.30	-	16,520.30	16,470.43	(49.87)	16,470.43	11,703.64
68383NCU5	7,282,554.24	-	7,282,554.24	7,235,682.42	(46,871.82)	7,235,682.42	5,207,209.31
73316PJD3	20,976.16	-	20,976.16	19,251.21	(1,724.95)	19,251.21	20,415.57
74922AAA5	13,117,398.44	-	13,117,398.44	13,117,398.44	-	13,117,398.44	7,547,875.59
75114GAC3	17,258,298.59	-	17,258,298.59	16,957,780.52	(300,518.07)	16,957,780.52	10,592,845.95
75114HAD9	15,985,299.98	-	15,985,299.98	15,385,859.62	(599,440.36)	15,385,859.62	9,711,227.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114HAK3	$5,111,412.15	$-	$5,111,412.15	$4,881,961.31	$(229,450.84)	$4,881,961.31	$1,486,628.18
760985U33	509,393.37	-	509,393.37	509,070.17	(323.20)	509,070.17	401,596.46
76110GE23	5,017,971.92	-	5,017,971.92	4,955,217.15	(62,754.77)	4,955,217.15	4,576,649.54
76110GG62	5,026,755.12	-	5,026,755.12	4,991,211.22	(35,543.90)	4,991,211.22	4,874,911.35
76110GV40	2,783,024.62	-	2,783,024.62	2,642,100.56	(140,924.06)	2,642,100.56	2,621,644.63
76110GZQ7	6,790,133.51	-	6,790,133.51	6,546,910.11	(243,223.40)	6,546,910.11	5,967,525.57
761118KU1	6,008,078.81	-	6,008,078.81	5,885,056.06	(123,022.75)	5,885,056.06	3,864,201.42
761118NN4	8,315,435.99	-	8,315,435.99	8,159,140.66	(156,295.33)	8,159,140.66	5,395,099.87
761118RM2	16,560,034.61	-	16,560,034.61	16,205,072.57	(354,962.04)	16,205,072.57	10,347,725.81
77277LAF4	40,976,607.92	-	40,976,607.92	39,517,587.12	(1,459,020.80)	39,517,587.12	25,106,760.00
77277LAH0	2,035,845.16	-	2,035,845.16	1,964,959.14	(70,886.02)	1,964,959.14	2,426,111.99
77277LAJ6	28,822,879.15	-	28,822,879.15	27,814,860.58	(1,008,018.57)	27,814,860.58	15,798,887.97
79548KXQ6	1,495,470.74	-	1,495,470.74	1,490,425.94	(5,044.80)	1,490,425.94	1,318,982.77
805564RM5	3,431,895.26	-	3,431,895.26	2,858,398.98	(573,496.28)	2,858,398.98	2,577,847.11
85554NAG5	1,149,005.80	-	1,149,005.80	1,074,369.95	(74,635.85)	1,074,369.95	1,112,280.44
8635722A0	213,401.28	-	213,401.28	183,019.29	(30,381.99)	183,019.29	184,712.67
863579CB2	4,505,670.30	-	4,505,670.30	4,010,269.07	(495,401.23)	4,010,269.07	4,491,455.53
86358HHX0	934,544.89	-	934,544.89	881,801.84	(52,743.05)	881,801.84	766,260.98
86358R3Q8	1,109,716.83	-	1,109,716.83	1,086,821.24	(22,895.59)	1,086,821.24	1,105,869.67
86358RQ83	140,984.59	-	140,984.59	139,518.81	(1,465.78)	139,518.81	114,478.24
86359AEH2	22,878.66	-	22,878.66	15,088.67	(7,789.99)	15,088.67	17,036.99
86359BKB6	901,519.44	-	901,519.44	890,541.79	(10,977.65)	890,541.79	882,377.13
86359BLB5	1,236,421.78	-	1,236,421.78	1,214,880.93	(21,540.85)	1,214,880.93	1,047,933.98
86359BPM7	1,697,008.90	-	1,697,008.90	1,677,712.85	(19,296.05)	1,677,712.85	1,471,420.81
86359DDB0	1,720,052.55	-	1,720,052.55	1,557,773.74	(162,278.81)	1,557,773.74	1,008,171.00
86359DUL9	182,619.56	-	182,619.56	177,929.38	(4,690.18)	177,929.38	130,899.00
86359LRW1	19,283,246.92	-	19,283,246.92	18,854,133.13	(429,113.79)	18,854,133.13	12,078,962.49
86359LSM2	1,229,392.32	-	1,229,392.32	1,221,421.18	(7,971.14)	1,221,421.18	797,783.92
86360JAA9	10,678,598.80	-	10,678,598.80	10,110,663.03	(567,935.77)	10,110,663.03	5,665,225.53
86360JAE1	8,083,947.71	-	8,083,947.71	7,968,904.60	(115,043.11)	7,968,904.60	5,199,107.01
86360UAF3	3,679,934.99	-	3,679,934.99	3,657,014.40	(22,920.59)	3,657,014.40	2,342,230.10
86361HAA2	11,498,036.76	-	11,498,036.76	11,228,014.28	(270,022.48)	11,228,014.28	7,105,230.74
86361HAB0	7,245,471.81	-	7,245,471.81	6,677,265.79	(568,206.02)	6,677,265.79	6,376,092.75
86363DAA9	8,341,915.82	-	8,341,915.82	7,940,221.38	(401,694.44)	7,940,221.38	5,860,750.26
885220FS7	6,795,813.69	-	6,795,813.69	6,700,333.14	(95,480.55)	6,700,333.14	5,924,957.27
929227QB5	216,049.73	-	216,049.73	197,161.22	(18,888.51)	197,161.22	205,696.07
92922F4M7	4,304,379.27	-	4,304,379.27	4,200,000.14	(104,379.13)	4,200,000.14	3,057,226.29
92922F5T1	7,185,795.39	-	7,185,795.39	7,025,768.14	(160,027.25)	7,025,768.14	5,003,926.25
92922F7Q5	8,971,978.46	-	8,971,978.46	8,646,636.70	(325,341.76)	8,646,636.70	6,268,400.14
92922FB72	1,174,068.37	-	1,174,068.37	1,155,765.56	(18,302.81)	1,155,765.56	850,774.90
92922FJ25	6,121,694.09	-	6,121,694.09	6,046,585.33	(75,108.76)	6,046,585.33	4,353,868.94
92922FNW4	1,192,216.02	-	1,192,216.02	1,176,012.07	(16,203.95)	1,176,012.07	1,321,844.90
92922FTJ7	1,233,564.94	-	1,233,564.94	1,210,352.93	(23,212.01)	1,210,352.93	974,061.94
92922FWU8	3,540,323.48	-	3,540,323.48	3,390,238.86	(150,084.62)	3,390,238.86	2,849,678.72
92922FZF8	8,125,751.26	-	8,125,751.26	7,801,971.37	(323,779.89)	7,801,971.37	6,075,249.66
92925CBB7	4,188,635.02	-	4,188,635.02	4,096,642.85	(91,992.17)	4,096,642.85	3,033,957.41
92925VAM2	616,737.54	-	616,737.54	597,598.02	(19,139.52)	597,598.02	548,628.09
92926SAE6	725,416.21	-	725,416.21	680,038.47	(45,377.74)	680,038.47	615,701.52
92979DAA3	537,331.46	-	537,331.46	523,333.07	(13,998.39)	523,333.07	437,747.24
9393365V1	1,560,697.73	-	1,560,697.73	1,549,341.13	(11,356.60)	1,549,341.13	1,431,792.71
939336KZ5	2,341,996.35	-	2,341,996.35	2,334,363.48	(7,632.87)	2,334,363.48	2,055,619.32
939336X65	11,157,951.25	-	11,157,951.25	10,874,647.01	(283,304.24)	10,874,647.01	8,432,485.02
93934FHC9	7,712,919.25	-	7,712,919.25	7,699,609.07	(13,310.18)	7,699,609.07	5,318,460.28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
949810AA3	$566,424.05	$-	$566,424.05	$546,485.91	$(19,938.14)	$546,485.91	$552,653.69
94981UAF6	131,272.34	-	131,272.34	120,555.74	(10,716.60)	120,555.74	126,792.75
984582AA4	469,929.99	-	469,929.99	457,191.65	(12,738.34)	457,191.65	447,475.99
Totals	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$355,000.00	$-	$355,000.00	$290,000.00	$(65,000.00)	$290,000.00	$285,000.00
02146QAB9	12,032,384.34	-	12,032,384.34	11,850,302.56	(182,081.78)	11,850,302.56	8,273,272.97
02146TAQ0	17,912,916.56	-	17,912,916.56	16,693,633.85	(1,219,282.71)	16,693,633.85	15,861,675.53
02147CAA1	8,190,222.89	-	8,190,222.89	7,939,110.94	(251,111.95)	7,939,110.94	6,096,652.75
02147DAB7	10,161,163.88	-	10,161,163.88	10,078,483.46	(82,680.42)	10,078,483.46	6,914,174.96
02660TJB0	20,555,478.37	-	20,555,478.37	20,347,778.08	(207,700.29)	20,347,778.08	12,585,211.89
026929AD1	8,030,886.70	-	8,030,886.70	7,394,102.16	(636,784.54)	7,394,102.16	5,256,697.03
040104QN4	3,081,243.14	-	3,081,243.14	2,932,821.41	(148,421.73)	2,932,821.41	2,211,252.01
040104RV5	2,149,830.76	-	2,149,830.76	1,896,624.45	(253,206.31)	1,896,624.45	1,179,460.79
055294AA0	2,742,261.38	-	2,742,261.38	2,733,334.33	(8,927.05)	2,733,334.33	2,124,984.49
05946XYP2	911,601.67	-	911,601.67	887,990.95	(23,610.72)	887,990.95	634,778.52
05949ALH1	2,151,644.79	-	2,151,644.79	2,136,047.25	(15,597.54)	2,136,047.25	2,013,913.79
06050HKX5	555,677.56	-	555,677.56	391,850.36	(163,827.20)	391,850.36	275,336.82
06652DAA7	6,077,835.07	-	6,077,835.07	5,757,188.52	(320,646.55)	5,757,188.52	3,826,160.28
07325VAG9	2,046,242.08	-	2,046,242.08	1,991,505.51	(54,736.57)	1,991,505.51	1,745,162.36
07384M2X9	1,361,810.63	-	1,361,810.63	1,352,743.46	(9,067.17)	1,352,743.46	1,248,649.19
07384MS60	1,104,612.98	-	1,104,612.98	1,101,308.59	(3,304.39)	1,101,308.59	1,059,508.44
073854AB7	12,695,390.34	-	12,695,390.34	11,906,518.33	(788,872.01)	11,906,518.33	8,147,292.87
073879PA0	1,573,350.01	-	1,573,350.01	1,479,316.14	(94,033.87)	1,479,316.14	938,382.90
073879Z92	9,514,139.04	-	9,514,139.04	8,989,749.85	(524,389.19)	8,989,749.85	4,663,130.93
07387AFX8	457,361.06	-	457,361.06	433,935.98	(23,425.08)	433,935.98	441,839.32
07401LAA1	12,276,860.81	-	12,276,860.81	12,136,177.26	(140,683.55)	12,136,177.26	8,418,287.41
07401LAQ6	2,821,485.52	-	2,821,485.52	2,760,350.78	(61,134.74)	2,760,350.78	2,161,391.82
078446AB7	106,000.00	-	106,000.00	90,796.00	(15,204.00)	90,796.00	96,000.00
1248MGAJ3	70,790.89	-	70,790.89	66,267.71	(4,523.18)	66,267.71	49,228.91
12498NAB9	728,683.92	-	728,683.92	710,315.56	(18,368.36)	710,315.56	679,973.64
126670KN7	1,732,271.79	-	1,732,271.79	1,660,075.67	(72,196.12)	1,660,075.67	914,733.00
126673WB4	492,654.93	-	492,654.93	476,894.95	(15,759.98)	476,894.95	470,107.79
12667GCB7	169,287.19	-	169,287.19	164,795.22	(4,491.97)	164,795.22	122,499.65
12667GS20	11,646,736.57	-	11,646,736.57	11,089,514.67	(557,221.90)	11,089,514.67	7,317,781.72
12667GWF6	6,438,343.28	-	6,438,343.28	6,207,410.09	(230,933.19)	6,207,410.09	4,282,323.80
12667GYX5	1,032,401.67	-	1,032,401.67	798,077.21	(234,324.46)	798,077.21	961,743.25
12668BE33	12,873,661.44	-	12,873,661.44	12,655,782.02	(217,879.42)	12,655,782.02	9,029,638.43
12668BEH2	801,730.55	-	801,730.55	753,680.93	(48,049.62)	753,680.93	760,403.72
12669FW82	963,882.87	-	963,882.87	956,051.21	(7,831.66)	956,051.21	763,113.56
12669GKH3	11,070,655.27	-	11,070,655.27	10,821,345.82	(249,309.45)	10,821,345.82	8,435,950.92
12669GMS7	187,439.13	-	187,439.13	186,583.68	(855.45)	186,583.68	167,407.46
12669GRM5	2,381,686.60	-	2,381,686.60	2,337,315.68	(44,370.92)	2,337,315.68	1,664,932.90
12669GRQ6	5,867,340.96	-	5,867,340.96	5,720,021.02	(147,319.94)	5,720,021.02	5,269,585.71
12669GTV3	302,649.28	-	302,649.28	289,237.92	(13,411.36)	289,237.92	221,846.36
12669GUR0	3,154,848.17	-	3,154,848.17	3,013,751.26	(141,096.91)	3,013,751.26	2,110,912.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
14453MAB0	$8,366,400.29	$-	$8,366,400.29	$8,143,712.87	$(222,687.42)	$8,143,712.87	$6,076,084.91
17311YAC7	2,389,577.54	-	2,389,577.54	2,365,142.09	(24,435.45)	2,365,142.09	2,003,923.25
22540VG71	144,135.24	-	144,135.24	144,006.39	(128.85)	144,006.39	142,405.44
22540VY55	154,848.81	-	154,848.81	153,043.38	(1,805.43)	153,043.38	125,379.04
22943HAD8	8,930,536.31	-	8,930,536.31	8,559,212.93	(371,323.38)	8,559,212.93	4,859,925.00
23243AAD8	910,919.35	-	910,919.35	900,594.54	(10,324.81)	900,594.54	667,968.15
23321P6A1	3,904,177.62	-	3,904,177.62	3,903,386.18	(791.44)	3,903,386.18	3,814,846.35
23332UBV5	5,006,024.34	-	5,006,024.34	4,845,487.38	(160,536.96)	4,845,487.38	3,320,926.51
23332UCM4	489,157.25	-	489,157.25	484,521.05	(4,636.20)	484,521.05	336,415.99
251508AB3	6,716,113.69	-	6,716,113.69	5,838,739.88	(877,373.81)	5,838,739.88	4,164,503.30
251510FB4	5,175,183.65	-	5,175,183.65	5,052,929.38	(122,254.27)	5,052,929.38	4,369,316.65
32113JAA3	622,764.25	-	622,764.25	606,682.49	(16,081.76)	606,682.49	386,977.37
32113JBV6	252,753.95	-	252,753.95	228,621.65	(24,132.30)	228,621.65	198,878.00
36228FC53	927,018.69	-	927,018.69	876,662.22	(50,356.47)	876,662.22	795,524.33
362290AC2	1,315,082.42	-	1,315,082.42	970,668.69	(344,413.73)	970,668.69	1,249,565.64
362480AD7	10,920,725.53	-	10,920,725.53	10,190,750.28	(729,975.25)	10,190,750.28	6,771,946.36
36298XAB8	19,540,101.49	-	19,540,101.49	19,356,084.89	(184,016.60)	19,356,084.89	18,688,392.80
39538RBB4	10,621,455.73	-	10,621,455.73	10,357,148.10	(264,307.63)	10,357,148.10	6,833,433.32
39539GAA0	3,745,859.77	-	3,745,859.77	3,693,394.38	(52,465.39)	3,693,394.38	2,762,708.79
41161PFR9	1,057,421.82	-	1,057,421.82	1,049,222.96	(8,198.86)	1,049,222.96	880,583.81
41161PHU0	6,434,985.19	-	6,434,985.19	6,321,068.34	(113,916.85)	6,321,068.34	5,082,846.18
41161PKH5	428,607.22	-	428,607.22	417,973.63	(10,633.59)	417,973.63	298,610.43
41161PLR2	10,208,554.57	-	10,208,554.57	9,931,349.39	(277,205.18)	9,931,349.39	7,369,950.14
41161PMG5	12,686,469.66	-	12,686,469.66	12,253,773.73	(432,695.93)	12,253,773.73	9,207,070.40
41161PSK0	4,072,927.86	-	4,072,927.86	4,054,365.85	(18,562.01)	4,054,365.85	3,112,909.78
41164YAB7	10,228,700.53	-	10,228,700.53	10,108,870.61	(119,829.92)	10,108,870.61	6,763,548.54
43739EAP2	16,762,173.85	-	16,762,173.85	16,754,383.79	(7,790.06)	16,754,383.79	11,547,347.43
43739EBJ5	7,818,708.26	-	7,818,708.26	7,708,379.95	(110,328.31)	7,708,379.95	5,582,406.29
43739EBS5	7,495,471.91	-	7,495,471.91	7,360,184.77	(135,287.14)	7,360,184.77	5,928,566.53
45071KDD3	1,228,116.77	-	1,228,116.77	1,170,289.65	(57,827.12)	1,170,289.65	747,163.15
45254NJV0	898,086.12	-	898,086.12	888,802.85	(9,283.27)	888,802.85	686,735.70
45254NMB0	1,011,350.40	-	1,011,350.40	990,574.51	(20,775.89)	990,574.51	819,498.77
45254NML8	1,361,465.84	-	1,361,465.84	1,349,261.53	(12,204.31)	1,349,261.53	949,172.61
45254NPA9	13,078,947.98	-	13,078,947.98	12,864,037.94	(214,910.04)	12,864,037.94	11,036,655.21
45254NPU5	4,557,944.28	-	4,557,944.28	4,491,215.04	(66,729.24)	4,491,215.04	3,435,163.55
45254TRX4	289,648.82	-	289,648.82	268,982.89	(20,665.93)	268,982.89	184,567.75
45254TSM7	3,185,175.16	-	3,185,175.16	3,178,237.32	(6,937.84)	3,178,237.32	1,802,649.77
45660LKW8	22,789,501.37	-	22,789,501.37	22,157,937.38	(631,563.99)	22,157,937.38	14,182,598.88
45660LW96	2,821,627.31	-	2,821,627.31	2,302,696.11	(518,931.20)	2,302,696.11	1,645,942.74
45660LYW3	2,839,935.89	-	2,839,935.89	2,675,191.85	(164,744.04)	2,675,191.85	1,808,335.06
45660N5H4	2,548,236.34	-	2,548,236.34	2,494,498.56	(53,737.78)	2,494,498.56	2,192,321.21
45660NQ24	2,006,313.51	-	2,006,313.51	1,977,589.40	(28,724.11)	1,977,589.40	1,854,995.67
466247XE8	5,663,043.17	-	5,663,043.17	5,468,140.48	(194,902.69)	5,468,140.48	3,478,749.59
46627MBQ9	10,520,931.04	-	10,520,931.04	10,382,860.24	(138,070.80)	10,382,860.24	7,343,157.84
525221AJ6	2,364,660.32	-	2,364,660.32	2,303,545.55	(61,114.77)	2,303,545.55	1,462,798.21
525221CD7	199,143.11	-	199,143.11	140,273.81	(58,869.30)	140,273.81	73,244.54
525221EN3	7,615,159.04	-	7,615,159.04	6,810,706.64	(804,452.40)	6,810,706.64	5,780,485.70
525221GB7	21,306.89	-	21,306.89	19,942.84	(1,364.05)	19,942.84	17,621.17
525221GM3	2,893,816.76	-	2,893,816.76	2,770,940.92	(122,875.84)	2,770,940.92	1,745,499.88
525221HA8	20,311,816.98	-	20,311,816.98	20,218,739.56	(93,077.42)	20,218,739.56	12,212,406.28
52524YAF0	10,165,923.50	-	10,165,923.50	9,936,997.51	(228,925.99)	9,936,997.51	6,413,146.30
55027AAR1	9,939,205.47	-	9,939,205.47	9,460,015.29	(479,190.18)	9,460,015.29	6,284,640.75
55027AAU4	5,014,593.61	-	5,014,593.61	4,727,808.64	(286,784.97)	4,727,808.64	3,669,394.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55027BAA6	$13,695,897.92	$-	$13,695,897.92	$13,402,622.86	$(293,275.06)	$13,402,622.86	$7,785,098.29
55274SAM3	958,260.89	-	958,260.89	936,771.00	(21,489.89)	936,771.00	800,319.19
576433WZ5	2,173,624.29	-	2,173,624.29	1,797,224.58	(376,399.71)	1,797,224.58	2,111,096.68
576438AA3	2,986,331.41	-	2,986,331.41	2,904,333.95	(81,997.46)	2,904,333.95	2,292,462.90
57643LMP8	1,768,401.20	-	1,768,401.20	1,665,768.72	(102,632.48)	1,665,768.72	1,020,858.00
59020UAC9	831,369.52	-	831,369.52	829,854.74	(1,514.78)	829,854.74	760,663.54
59020UNZ4	1,477,073.86	-	1,477,073.86	1,413,229.74	(63,844.12)	1,413,229.74	1,335,154.95
59020UUJ2	3,525,203.43	-	3,525,203.43	3,498,541.17	(26,662.26)	3,498,541.17	3,179,606.06
59020UW43	1,146,354.75	-	1,146,354.75	940,451.86	(205,902.89)	940,451.86	1,063,971.44
59024WAB3	1,377,874.01	-	1,377,874.01	1,249,457.53	(128,416.48)	1,249,457.53	1,355,587.88
617526AE8	308,320.76	-	308,320.76	290,839.48	(17,481.28)	290,839.48	210,114.91
61915RBB1	6,505,525.22	-	6,505,525.22	6,368,210.54	(137,314.68)	6,368,210.54	4,034,515.97
63543XAH2	79,020.00	-	79,020.00	-	(79,020.00)	-	100,000.00
65106FAG7	222,807.35	-	222,807.35	173,737.96	(49,069.39)	173,737.96	644,988.50
65535VRK6	1,595,098.54	-	1,595,098.54	1,461,692.09	(133,406.45)	1,461,692.09	1,128,243.27
65535VUS5	1,967,066.10	-	1,967,066.10	1,625,756.58	(341,309.52)	1,625,756.58	1,842,954.87
68383NCU5	7,569,311.48	-	7,569,311.48	7,458,109.86	(111,201.62)	7,458,109.86	5,530,688.63
68383NDT7	7,580,254.71	-	7,580,254.71	7,537,982.61	(42,272.10)	7,537,982.61	5,517,435.79
69121PDX8	733,994.81	-	733,994.81	714,780.11	(19,214.70)	714,780.11	649,477.08
73316PJD3	24,652.84	-	24,652.84	21,588.24	(3,064.60)	21,588.24	20,920.18
75114HAK3	5,468,316.97	-	5,468,316.97	4,947,087.27	(521,229.70)	4,947,087.27	1,860,199.38
76110GV40	2,855,552.11	-	2,855,552.11	2,848,957.13	(6,594.98)	2,848,957.13	2,680,673.09
76110GZQ7	6,924,079.62	-	6,924,079.62	6,913,692.91	(10,386.71)	6,913,692.91	6,022,270.89
761118KU1	6,185,182.79	-	6,185,182.79	6,149,135.41	(36,047.38)	6,149,135.41	4,149,854.65
79548KXQ6	1,530,147.05	-	1,530,147.05	1,509,276.36	(20,870.69)	1,509,276.36	1,330,711.68
805564RM5	3,783,853.77	-	3,783,853.77	3,390,656.22	(393,197.55)	3,390,656.22	2,589,301.99
81744FDK0	2,178,301.21	-	2,178,301.21	2,151,684.02	(26,617.19)	2,151,684.02	1,761,382.63
8635722A0	233,595.24	-	233,595.24	215,504.87	(18,090.37)	215,504.87	186,216.34
863579DV7	416,883.90	-	416,883.90	285,759.07	(131,124.83)	285,759.07	308,009.45
863579KG2	2,973,646.71	-	2,973,646.71	2,942,098.75	(31,547.96)	2,942,098.75	2,664,997.41
86358RP68	437,220.89	-	437,220.89	422,474.79	(14,746.10)	422,474.79	398,856.58
86359ACC5	531,978.21	-	531,978.21	353,127.15	(178,851.06)	353,127.15	488,282.15
86359ADN0	741,134.04	-	741,134.04	326,463.46	(414,670.58)	326,463.46	682,038.16
86359B7K1	138,037.60	-	138,037.60	126,862.75	(11,174.85)	126,862.75	137,039.83
86359BKB6	916,470.25	-	916,470.25	904,786.02	(11,684.23)	904,786.02	907,098.07
86359DUL9	194,987.88	-	194,987.88	188,934.70	(6,053.18)	188,934.70	143,104.84
86359DUR6	17,332,821.60	-	17,332,821.60	17,133,310.77	(199,510.83)	17,133,310.77	13,000,522.13
86359LRW1	20,040,509.75	-	20,040,509.75	19,854,529.41	(185,980.34)	19,854,529.41	12,605,141.57
86360JAE1	8,289,646.58	-	8,289,646.58	8,220,957.52	(68,689.06)	8,220,957.52	5,360,309.37
86360JAN1	3,353,911.80	-	3,353,911.80	2,834,798.76	(519,113.04)	2,834,798.76	1,837,894.65
86360KAF5	32,116,770.69	-	32,116,770.69	31,735,747.36	(381,023.33)	31,735,747.36	20,359,228.06
86361HAA2	12,017,398.43	-	12,017,398.43	11,901,691.77	(115,706.66)	11,901,691.77	7,914,933.46
86361HAB0	7,654,446.10	-	7,654,446.10	7,553,360.48	(101,085.62)	7,553,360.48	7,548,110.13
86363DAA9	8,704,237.99	-	8,704,237.99	8,584,990.62	(119,247.37)	8,584,990.62	6,725,522.53
88157QAL2	937,251.38	-	937,251.38	703,789.33	(233,462.05)	703,789.33	1,223,464.27
885220FS7	7,123,770.34	-	7,123,770.34	7,030,548.39	(93,221.95)	7,030,548.39	6,510,377.19
92922F5T1	7,370,799.85	-	7,370,799.85	7,282,989.99	(87,809.86)	7,282,989.99	5,963,213.98
92922FB72	1,210,035.69	-	1,210,035.69	1,197,200.58	(12,835.11)	1,197,200.58	882,889.24
92922FJ25	6,254,294.53	-	6,254,294.53	6,189,443.91	(64,850.62)	6,189,443.91	4,867,792.79
92922FZD3	13,171,136.59	-	13,171,136.59	12,466,741.22	(704,395.37)	12,466,741.22	13,117,969.62
92922FZF8	8,267,915.38	-	8,267,915.38	8,244,339.94	(23,575.44)	8,244,339.94	6,853,052.73
92925CBB7	4,280,518.12	-	4,280,518.12	4,227,773.72	(52,744.40)	4,227,773.72	3,348,795.48
92977YAY7	2,465,934.87	-	2,465,934.87	2,167,246.19	(298,688.68)	2,167,246.19	467,915.97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92979DAA3	$592,212.28	$-	$592,212.28	$531,258.61	$(60,953.67)	$531,258.61	$449,461.21
9393365V1	1,661,860.00	-	1,661,860.00	1,609,085.32	(52,774.68)	1,609,085.32	1,403,053.51
93934FHC9	8,006,057.92	-	8,006,057.92	7,914,350.10	(91,707.82)	7,914,350.10	5,510,082.35
Totals	$762,320,631.78	$-	$762,320,631.78	$738,510,047.63	$(23,810,584.15)	$738,510,047.63	$546,494,231.96

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$370,000.00	$-	$370,000.00	$355,000.00	$(15,000.00)	$355,000.00	$355,000.00
004375CT6	7,403,325.91	-	7,403,325.91	7,147,252.56	(256,073.35)	7,147,252.56	5,694,371.62
00442GAD2	159,625.51	-	159,625.51	154,480.10	(5,145.41)	154,480.10	160,913.36
00442JAE4	5,413,645.90	-	5,413,645.90	4,927,546.20	(486,099.70)	4,927,546.20	3,887,634.80
007034AQ4	5,320,602.41	-	5,320,602.41	5,232,343.88	(88,258.53)	5,232,343.88	4,278,416.99
007037BK9	238,074.57	-	238,074.57	232,349.28	(5,725.29)	232,349.28	156,567.31
02146QAB9	13,263,679.03	-	13,263,679.03	12,405,812.00	(857,867.03)	12,405,812.00	9,354,207.06
02146YAD8	17,604,278.99	-	17,604,278.99	16,869,197.39	(735,081.60)	16,869,197.39	12,873,145.97
02147CAA1	8,897,979.14	-	8,897,979.14	8,460,893.11	(437,086.03)	8,460,893.11	6,712,922.27
02147DAB7	11,004,615.15	-	11,004,615.15	10,535,593.48	(469,021.67)	10,535,593.48	7,666,098.70
02660TGN7	8,220,080.69	-	8,220,080.69	8,000,792.06	(219,288.63)	8,000,792.06	5,341,882.20
02660TGS6	7,553,437.85	-	7,553,437.85	6,528,085.41	(1,025,352.44)	6,528,085.41	4,919,615.29
02660TJB0	21,940,746.02	-	21,940,746.02	20,981,937.25	(958,808.77)	20,981,937.25	14,187,594.02
02660WAC0	16,364,974.60	-	16,364,974.60	16,003,512.77	(361,461.83)	16,003,512.77	11,231,013.93
02660XAD6	10,753,042.52	-	10,753,042.52	10,499,231.10	(253,811.42)	10,499,231.10	8,340,004.28
026929AA7	8,990,381.35	-	8,990,381.35	8,654,511.98	(335,869.37)	8,654,511.98	8,883,436.91
026929AD1	8,710,369.61	-	8,710,369.61	8,406,222.21	(304,147.40)	8,406,222.21	5,877,597.71
040104QN4	3,493,460.23	-	3,493,460.23	3,266,039.39	(227,420.84)	3,266,039.39	2,749,129.20
040104TF8	88,076.11	-	88,076.11	85,556.47	(2,519.64)	85,556.47	62,760.85
040104TG6	977,591.28	-	977,591.28	950,814.78	(26,776.50)	950,814.78	820,433.37
04012XAC9	253,511.81	-	253,511.81	238,019.03	(15,492.78)	238,019.03	175,845.08
055294AA0	2,975,082.10	-	2,975,082.10	2,897,726.71	(77,355.39)	2,897,726.71	2,397,151.63
05535DAN4	4,426,081.37	-	4,426,081.37	2,957,964.95	(1,468,116.42)	2,957,964.95	2,707,952.24
05535DCF9	8,177,898.68	-	8,177,898.68	7,887,868.43	(290,030.25)	7,887,868.43	4,796,232.12
05946XYP2	965,465.31	-	965,465.31	954,163.65	(11,301.66)	954,163.65	713,045.13
05949ALH1	1,959,762.10	-	1,959,762.10	1,945,434.78	(14,327.32)	1,945,434.78	1,914,105.59
05950DAA8	10,315,389.14	-	10,315,389.14	10,136,225.11	(179,164.03)	10,136,225.11	8,457,262.89
06050HKX5	591,031.77	-	591,031.77	562,401.51	(28,630.26)	562,401.51	291,127.17
073879Z92	9,741,810.63	-	9,741,810.63	9,295,040.70	(446,769.93)	9,295,040.70	4,612,197.71
07389VAA5	1,671,470.58	-	1,671,470.58	1,561,202.75	(110,267.83)	1,561,202.75	1,504,771.87
07400XAB4	2,780,642.45	-	2,780,642.45	2,666,904.78	(113,737.67)	2,666,904.78	1,842,237.26
07401LAA1	13,341,277.48	-	13,341,277.48	12,685,561.38	(655,716.10)	12,685,561.38	9,725,389.47
07401LAQ6	3,052,505.86	-	3,052,505.86	2,941,553.78	(110,952.08)	2,941,553.78	2,412,194.27
07820QAY1	13,083,773.80	-	13,083,773.80	12,632,872.48	(450,901.32)	12,632,872.48	9,775,561.89
07820QBL8	2,720,336.17	-	2,720,336.17	2,618,897.35	(101,438.82)	2,618,897.35	2,018,590.75
1248M3AB9	4,951,130.55	-	4,951,130.55	4,861,326.62	(89,803.93)	4,861,326.62	4,664,240.59
1248MGAJ3	78,372.25	-	78,372.25	72,737.09	(5,635.16)	72,737.09	48,377.62
1248RHAD9	4,780,920.84	-	4,780,920.84	4,175,285.93	(605,634.91)	4,175,285.93	2,877,308.61
12498NAB9	789,064.07	-	789,064.07	766,456.38	(22,607.69)	766,456.38	740,423.81
126670KN7	1,831,846.50	-	1,831,846.50	1,717,010.16	(114,836.34)	1,717,010.16	1,037,118.00
126673WB4	560,083.26	-	560,083.26	544,691.82	(15,391.44)	544,691.82	519,479.47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667FUL7	$189,967.87	$-	$189,967.87	$141,385.58	$(48,582.29)	$141,385.58	$785,597.22
12667GCB7	181,815.58	-	181,815.58	170,887.82	(10,927.76)	170,887.82	135,927.44
12667GR62	8,415,537.52	-	8,415,537.52	8,355,026.41	(60,511.11)	8,355,026.41	7,028,670.89
12667GS20	12,283,980.56	-	12,283,980.56	11,937,876.96	(346,103.60)	11,937,876.96	8,059,668.23
12667GWF6	7,061,095.55	-	7,061,095.55	6,602,223.90	(458,871.65)	6,602,223.90	5,007,656.34
12668A4B8	12,941,158.94	-	12,941,158.94	12,119,014.73	(822,144.21)	12,119,014.73	8,944,515.20
12668ACZ6	3,423,890.67	-	3,423,890.67	3,297,199.39	(126,691.28)	3,297,199.39	2,465,241.99
12668AEV3	10,542,275.05	-	10,542,275.05	10,247,548.39	(294,726.66)	10,247,548.39	8,344,374.16
12668AGW9	2,432,368.04	-	2,432,368.04	2,035,172.05	(397,195.99)	2,035,172.05	2,335,532.17
12668BDC4	4,752,590.84	-	4,752,590.84	4,513,145.41	(239,445.43)	4,513,145.41	3,802,036.56
12668BE33	13,928,835.54	-	13,928,835.54	13,081,072.18	(847,763.36)	13,081,072.18	9,546,383.41
12669B3B6	65,409.70	-	65,409.70	35,269.47	(30,140.23)	35,269.47	48,988.83
12669FVD2	858,107.46	-	858,107.46	804,119.58	(53,987.88)	804,119.58	854,710.58
12669FW82	1,015,805.12	-	1,015,805.12	975,988.96	(39,816.16)	975,988.96	770,763.52
12669GKH3	11,817,843.84	-	11,817,843.84	11,343,160.99	(474,682.85)	11,343,160.99	9,250,248.44
12669GMS7	205,855.54	-	205,855.54	193,668.85	(12,186.69)	193,668.85	175,858.37
12669GRM5	2,635,349.19	-	2,635,349.19	2,451,227.00	(184,122.19)	2,451,227.00	2,127,705.34
12669GRQ6	6,472,125.17	-	6,472,125.17	6,054,262.33	(417,862.84)	6,054,262.33	5,782,563.12
12669GTV3	339,622.83	-	339,622.83	311,854.40	(27,768.43)	311,854.40	242,733.97
12669GUR0	3,316,493.22	-	3,316,493.22	3,189,613.15	(126,880.07)	3,189,613.15	2,328,534.88
14983CAA3	1,274,147.66	-	1,274,147.66	1,196,953.48	(77,194.18)	1,196,953.48	837,139.86
17311YAC7	2,898,818.47	-	2,898,818.47	2,491,417.26	(407,401.21)	2,491,417.26	2,326,545.71
22540VG71	122,879.34	-	122,879.34	122,460.00	(419.34)	122,460.00	121,864.87
225470B93	4,582,217.54	-	4,582,217.54	4,509,934.32	(72,283.22)	4,509,934.32	3,845,680.35
22943HAD8	10,470,446.75	-	10,470,446.75	8,957,363.82	(1,513,082.93)	8,957,363.82	7,387,020.00
23243AAD8	989,370.51	-	989,370.51	955,614.98	(33,755.53)	955,614.98	717,483.87
23245QAA7	2,071,789.83	-	2,071,789.83	1,955,492.72	(116,297.11)	1,955,492.72	1,565,153.34
23321P6A1	2,863,387.53	-	2,863,387.53	2,856,459.02	(6,928.51)	2,856,459.02	2,786,385.86
23332UFV1	1,289,366.54	-	1,289,366.54	1,282,023.04	(7,343.50)	1,282,023.04	911,008.17
251508AB3	7,534,519.27	-	7,534,519.27	6,934,953.06	(599,566.21)	6,934,953.06	4,710,530.76
30251YAB4	7,206,825.42	-	7,206,825.42	7,150,532.74	(56,292.68)	7,150,532.74	5,424,394.15
32056CAH2	15,970,892.52	-	15,970,892.52	15,625,008.42	(345,884.10)	15,625,008.42	14,097,475.09
36185NXT2	480,300.23	-	480,300.23	342,093.29	(138,206.94)	342,093.29	360,669.96
36228FC53	1,037,017.12	-	1,037,017.12	982,991.94	(54,025.18)	982,991.94	842,138.90
362341L49	5,106,623.24	-	5,106,623.24	5,021,034.34	(85,588.90)	5,021,034.34	4,412,830.84
362341TM1	2,443,201.11	-	2,443,201.11	2,374,066.43	(69,134.68)	2,374,066.43	2,292,997.45
362480AD7	11,678,000.76	-	11,678,000.76	11,207,319.96	(470,680.80)	11,207,319.96	7,858,713.01
39538RAB5	9,839,578.13	-	9,839,578.13	9,740,017.04	(99,561.09)	9,740,017.04	6,825,326.72
39538RBB4	11,118,644.03	-	11,118,644.03	10,867,077.20	(251,566.83)	10,867,077.20	8,084,521.46
39538WFH6	9,253,858.85	-	9,253,858.85	9,008,051.77	(245,807.08)	9,008,051.77	6,507,935.92
39538WHF8	25,147,502.44	-	25,147,502.44	24,863,316.46	(284,185.98)	24,863,316.46	18,158,716.82
39539GAA0	4,142,380.99	-	4,142,380.99	3,858,924.02	(283,456.97)	3,858,924.02	3,093,463.70
41161PFR9	1,089,162.17	-	1,089,162.17	1,062,736.29	(26,425.88)	1,062,736.29	964,707.20
41161PHU0	6,805,621.64	-	6,805,621.64	6,566,125.81	(239,495.83)	6,566,125.81	5,535,257.34
41161PKH5	465,705.71	-	465,705.71	447,126.11	(18,579.60)	447,126.11	331,165.28
41161PL43	15,904,690.31	-	15,904,690.31	15,427,639.04	(477,051.27)	15,427,639.04	12,519,861.74
41161PLR2	11,217,125.58	-	11,217,125.58	10,366,730.27	(850,395.31)	10,366,730.27	8,096,014.35
41161PMG5	14,212,262.03	-	14,212,262.03	13,086,899.71	(1,125,362.32)	13,086,899.71	9,903,452.27
41161PQU0	11,206,801.04	-	11,206,801.04	11,083,259.53	(123,541.51)	11,083,259.53	8,829,517.26
41161PSK0	4,155,867.99	-	4,155,867.99	4,140,078.71	(15,789.28)	4,140,078.71	3,311,704.79
41161PTN3	1,861,916.34	-	1,861,916.34	1,835,975.71	(25,940.63)	1,835,975.71	1,380,582.71
41161PWB5	5,844,745.44	-	5,844,745.44	5,799,323.66	(45,421.78)	5,799,323.66	4,123,200.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PXH1	$677,816.57	$-	$677,816.57	$669,094.72	$(8,721.85)	$669,094.72	$477,286.09
41162DAF6	8,994,069.64	-	8,994,069.64	7,961,170.02	(1,032,899.62)	7,961,170.02	7,118,547.39
41164LAB5	12,621,800.45	-	12,621,800.45	11,230,967.78	(1,390,832.67)	11,230,967.78	8,387,551.76
41164YAB7	10,726,262.52	-	10,726,262.52	10,475,360.99	(250,901.53)	10,475,360.99	7,668,382.14
43739EBJ5	8,350,734.18	-	8,350,734.18	7,950,384.41	(400,349.77)	7,950,384.41	6,251,970.02
43739EBS5	8,105,864.82	-	8,105,864.82	7,658,917.19	(446,947.63)	7,658,917.19	6,751,074.64
45254NHV2	247,136.73	-	247,136.73	233,455.99	(13,680.74)	233,455.99	209,178.13
45254NJG3	1,142,062.94	-	1,142,062.94	1,122,485.65	(19,577.29)	1,122,485.65	956,740.55
45254NKF3	4,447,562.20	-	4,447,562.20	4,407,084.59	(40,477.61)	4,407,084.59	4,349,125.98
45254NML8	1,023,637.01	-	1,023,637.01	1,023,042.60	(594.41)	1,023,042.60	798,028.88
45254NPA9	13,599,192.07	-	13,599,192.07	13,231,174.95	(368,017.12)	13,231,174.95	11,211,853.18
45254NPU5	4,802,222.03	-	4,802,222.03	4,628,886.89	(173,335.14)	4,628,886.89	3,490,188.34
45254TRX4	297,840.06	-	297,840.06	293,087.16	(4,752.90)	293,087.16	207,069.94
45254TSM7	3,295,634.70	-	3,295,634.70	3,266,883.53	(28,751.17)	3,266,883.53	2,097,577.20
45257EAA2	3,879,055.62	-	3,879,055.62	3,664,344.06	(214,711.56)	3,664,344.06	3,535,358.63
45660LW96	3,085,309.15	-	3,085,309.15	2,903,399.55	(181,909.60)	2,903,399.55	1,872,549.76
45660LY94	485,927.29	-	485,927.29	307,876.96	(178,050.33)	307,876.96	183,383.48
45660LYW3	3,582,993.37	-	3,582,993.37	2,965,244.32	(617,749.05)	2,965,244.32	2,142,003.90
45660N3S2	4,168,246.96	-	4,168,246.96	4,148,358.98	(19,887.98)	4,148,358.98	3,817,083.54
45660NQ24	853,542.41	-	853,542.41	802,184.25	(51,358.16)	802,184.25	791,950.38
456612AC4	14,752,889.16	-	14,752,889.16	13,658,056.92	(1,094,832.24)	13,658,056.92	9,476,622.32
45661LAG3	4,918,903.42	-	4,918,903.42	4,767,495.48	(151,407.94)	4,767,495.48	4,036,455.12
45667WAA6	3,657,646.56	-	3,657,646.56	3,407,235.80	(250,410.76)	3,407,235.80	3,135,273.61
466247BC6	140,463.09	-	140,463.09	139,336.41	(1,126.68)	139,336.41	137,500.62
525221AJ6	2,423,202.18	-	2,423,202.18	2,408,596.80	(14,605.38)	2,408,596.80	1,681,253.43
525221EN3	10,347,206.55	-	10,347,206.55	8,058,470.44	(2,288,736.11)	8,058,470.44	6,566,646.65
525221GM3	3,131,481.61	-	3,131,481.61	2,964,863.90	(166,617.71)	2,964,863.90	1,891,920.84
52524YAF0	10,705,885.46	-	10,705,885.46	10,608,844.00	(97,041.46)	10,608,844.00	7,272,729.33
550279AA1	4,183,735.11	-	4,183,735.11	4,132,667.48	(51,067.63)	4,132,667.48	3,211,786.83
55027AAR1	10,402,608.17	-	10,402,608.17	10,175,024.99	(227,583.18)	10,175,024.99	7,001,283.12
55027AAU4	5,421,668.41	-	5,421,668.41	5,198,866.80	(222,801.61)	5,198,866.80	3,379,511.88
55027BAA6	14,422,565.14	-	14,422,565.14	14,012,496.58	(410,068.56)	14,012,496.58	9,444,008.61
576433G42	7,620,937.36	-	7,620,937.36	7,346,531.01	(274,406.35)	7,346,531.01	5,368,399.14
576433H33	3,914,653.00	-	3,914,653.00	3,779,758.84	(134,894.16)	3,779,758.84	3,725,126.07
576438AA3	3,170,157.17	-	3,170,157.17	3,154,671.70	(15,485.47)	3,154,671.70	2,688,395.08
57643LMP8	1,818,151.86	-	1,818,151.86	1,734,492.66	(83,659.20)	1,734,492.66	1,093,308.00
617463AA2	18,190.33	-	18,190.33	17,901.18	(289.15)	17,901.18	14,579.46
61750FAE0	669,494.38	-	669,494.38	629,661.33	(39,833.05)	629,661.33	571,359.46
617526AE8	314,327.91	-	314,327.91	300,966.95	(13,360.96)	300,966.95	228,521.15
63543XAH2	106,600.00	-	106,600.00	79,020.00	(27,580.00)	79,020.00	100,000.00
64352VNY3	2,963,790.95	-	2,963,790.95	2,721,526.68	(242,264.27)	2,721,526.68	1,402,020.00
65535VRK6	1,114,388.91	-	1,114,388.91	1,072,060.59	(42,328.32)	1,072,060.59	1,055,783.60
65535VUS5	2,153,982.46	-	2,153,982.46	1,841,133.77	(312,848.69)	1,841,133.77	1,904,936.36
66987XBV6	18,653.88	-	18,653.88	18,052.56	(601.32)	18,052.56	13,570.85
74922AAA5	13,943,565.17	-	13,943,565.17	13,688,265.61	(255,299.56)	13,688,265.61	8,514,255.33
75114GAC3	18,526,178.13	-	18,526,178.13	18,199,499.83	(326,678.30)	18,199,499.83	12,887,711.47
75114HAD9	17,431,974.80	-	17,431,974.80	16,987,120.85	(444,853.95)	16,987,120.85	13,037,178.33
75114NAA2	8,422,001.05	-	8,422,001.05	8,389,607.15	(32,393.90)	8,389,607.15	6,867,667.02
75114NAB0	3,022,759.65	-	3,022,759.65	3,017,026.02	(5,733.63)	3,017,026.02	2,735,828.82
75970NAG2	1,672,850.85	-	1,672,850.85	1,580,319.99	(92,530.86)	1,580,319.99	1,316,403.38
759950EL8	4,369,242.19	-	4,369,242.19	4,171,673.19	(197,569.00)	4,171,673.19	4,268,234.94
760985U33	619,524.33	-	619,524.33	508,808.67	(110,715.66)	508,808.67	301,850.44
76110GE23	5,194,269.38	-	5,194,269.38	5,130,427.40	(63,841.98)	5,130,427.40	4,358,588.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GTL5	$932,001.08	$-	$932,001.08	$762,733.61	$(169,267.47)	$762,733.61	$850,961.76
76110GV40	3,116,460.84	-	3,116,460.84	2,955,452.79	(161,008.05)	2,955,452.79	2,784,815.56
76110GVT5	2,221,320.41	-	2,221,320.41	2,053,290.88	(168,029.53)	2,053,290.88	2,154,244.36
76110GWG2	1,628,169.23	-	1,628,169.23	1,497,239.37	(130,929.86)	1,497,239.37	1,525,109.56
76110GZQ7	7,320,464.50	-	7,320,464.50	7,260,673.39	(59,791.11)	7,260,673.39	6,305,260.05
76110GZR5	2,460,530.70	-	2,460,530.70	2,020,311.93	(440,218.77)	2,020,311.93	2,082,824.91
761118NN4	8,970,194.40	-	8,970,194.40	8,854,040.82	(116,153.58)	8,854,040.82	6,065,811.19
761118RJ9	388,592.06	-	388,592.06	367,492.35	(21,099.71)	367,492.35	229,312.93
761118RM2	18,435,535.65	-	18,435,535.65	17,706,883.39	(728,652.26)	17,706,883.39	12,966,353.51
79549ASN0	188,855.67	-	188,855.67	96,628.07	(92,227.60)	96,628.07	156,004.99
80557BAC8	7,073,934.57	-	7,073,934.57	6,658,521.05	(415,413.52)	6,658,521.05	5,994,708.50
81378EAA1	2,835,965.73	-	2,835,965.73	2,729,570.58	(106,395.15)	2,729,570.58	1,991,329.48
81379EAA0	393,146.04	-	393,146.04	382,391.58	(10,754.46)	382,391.58	347,864.03
83613GAA7	2,424,305.21	-	2,424,305.21	2,289,435.53	(134,869.68)	2,289,435.53	1,882,122.00
84752CAE7	1,577,215.87	-	1,577,215.87	1,521,215.46	(56,000.41)	1,521,215.46	751,364.85
8635722A0	246,838.88	-	246,838.88	235,041.39	(11,797.49)	235,041.39	214,420.07
863579DV7	471,733.98	-	471,733.98	468,843.11	(2,890.87)	468,843.11	367,893.29
863579KG2	3,245,100.31	-	3,245,100.31	3,099,874.57	(145,225.74)	3,099,874.57	2,990,920.99
863579YR3	6,981,204.72	-	6,981,204.72	6,615,297.71	(365,907.01)	6,615,297.71	6,138,939.08
86358HHX0	1,001,108.45	-	1,001,108.45	987,386.44	(13,722.01)	987,386.44	807,677.73
86358RA23	4,524,533.79	-	4,524,533.79	4,465,507.90	(59,025.89)	4,465,507.90	3,907,151.38
86358RL88	226,189.24	-	226,189.24	58,057.55	(168,131.69)	58,057.55	122,236.18
86358RP68	593,608.65	-	593,608.65	591,449.14	(2,159.51)	591,449.14	579,356.43
86358RUQ8	88,513.41	-	88,513.41	25,607.70	(62,905.71)	25,607.70	88,499.05
86359ACC5	754,969.66	-	754,969.66	541,626.76	(213,342.90)	541,626.76	511,408.43
86359BKB6	972,851.53	-	972,851.53	923,717.36	(49,134.17)	923,717.36	980,064.82
86359BLB5	1,252,854.82	-	1,252,854.82	1,239,560.72	(13,294.10)	1,239,560.72	1,222,569.46
86359DUR6	19,298,016.21	-	19,298,016.21	17,954,125.14	(1,343,891.07)	17,954,125.14	14,380,687.56
86359LRW1	21,245,312.20	-	21,245,312.20	20,534,345.47	(710,966.73)	20,534,345.47	15,097,985.41
86359LSM2	1,399,891.35	-	1,399,891.35	1,327,165.09	(72,726.26)	1,327,165.09	1,037,905.37
86360JAA9	11,391,844.75	-	11,391,844.75	10,989,386.04	(402,458.71)	10,989,386.04	6,815,506.29
86360JAE1	8,836,521.87	-	8,836,521.87	8,442,723.34	(393,798.53)	8,442,723.34	5,991,741.22
86360KAF5	34,500,571.37	-	34,500,571.37	32,904,063.84	(1,596,507.53)	32,904,063.84	22,382,347.38
86360UAF3	4,237,400.71	-	4,237,400.71	3,887,982.50	(349,418.21)	3,887,982.50	2,779,752.52
86361HAA2	13,013,081.24	-	13,013,081.24	12,328,462.58	(684,618.66)	12,328,462.58	9,078,783.67
86361HAB0	8,510,636.17	-	8,510,636.17	7,911,868.46	(598,767.71)	7,911,868.46	8,426,051.80
86363DAA9	9,969,991.34	-	9,969,991.34	9,039,799.82	(930,191.52)	9,039,799.82	6,772,652.20
872227AE3	1,910,011.85	-	1,910,011.85	1,844,666.33	(65,345.52)	1,844,666.33	1,429,459.84
88157QAL2	698,223.45	-	698,223.45	630,409.67	(67,813.78)	630,409.67	1,177,582.12
929227QB5	232,806.19	-	232,806.19	223,929.84	(8,876.35)	223,929.84	204,572.07
92922F4M7	4,472,237.35	-	4,472,237.35	4,424,884.76	(47,352.59)	4,424,884.76	3,637,374.21
92922F5T1	7,625,591.08	-	7,625,591.08	7,532,936.26	(92,654.82)	7,532,936.26	6,520,405.82
92922F7Q5	9,591,622.46	-	9,591,622.46	9,395,996.92	(195,625.54)	9,395,996.92	7,443,451.12
92922FTJ7	1,317,040.29	-	1,317,040.29	1,288,359.22	(28,681.07)	1,288,359.22	1,142,701.99
92922FWU8	3,843,712.21	-	3,843,712.21	3,739,680.49	(104,031.72)	3,739,680.49	3,352,423.20
92925CBB7	4,414,949.29	-	4,414,949.29	4,365,574.43	(49,374.86)	4,365,574.43	3,480,246.65
92926SAE6	2,379,476.79	-	2,379,476.79	2,155,902.71	(223,574.08)	2,155,902.71	2,123,918.65
92977YAY7	2,965,308.91	-	2,965,308.91	2,448,469.16	(516,839.75)	2,448,469.16	546,787.98
939336X65	1,741,456.57	-	1,741,456.57	1,734,753.31	(6,703.26)	1,734,753.31	1,423,713.09
93934FHC9	8,460,192.37	-	8,460,192.37	8,261,569.02	(198,623.35)	8,261,569.02	5,823,343.48
93934FJQ6	15,137,829.51	-	15,137,829.51	14,738,335.29	(399,494.22)	14,738,335.29	10,723,494.10
94985JAG5	18,250,633.52	-	18,250,633.52	17,383,308.71	(867,324.81)	17,383,308.71	18,341,034.90
Totals	$1,130,732,656.14	$-	$1,130,732,656.14	$1,078,535,670.23	$(52,196,985.91)	$1,078,535,670.23	$839,143,290.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$589,264.55	$-	$589,264.55	$370,000.00	$(219,264.55)	$370,000.00	$370,000.00
00442JAE4	4,710,238.75	-	4,710,238.75	4,591,638.85	(118,599.90)	4,591,638.85	4,358,285.50
00443MAB2	107,340.11	-	107,340.11	44,124.83	(63,215.28)	44,124.83	102,421.70
007034AQ4	5,744,388.21	-	5,744,388.21	5,575,615.32	(168,772.89)	5,575,615.32	4,579,731.18
007037BK9	465,256.29	-	465,256.29	455,228.08	(10,028.21)	455,228.08	286,020.38
02146QAB9	13,969,583.20	-	13,969,583.20	13,546,263.46	(423,319.74)	13,546,263.46	9,685,224.76
02146YAD8	19,095,808.55	-	19,095,808.55	18,491,705.71	(604,102.84)	18,491,705.71	13,815,077.28
02147CAA1	9,299,089.46	-	9,299,089.46	9,131,294.02	(167,795.44)	9,131,294.02	7,305,515.71
02147DAB7	11,404,066.20	-	11,404,066.20	11,369,792.68	(34,273.52)	11,369,792.68	7,999,314.91
02147DAV3	241,249.93	-	241,249.93	238,256.54	(2,993.39)	238,256.54	199,677.64
02660TBF9	595,863.06	-	595,863.06	330,916.80	(264,946.26)	330,916.80	1,822,967.12
02660TGN7	8,456,484.74	-	8,456,484.74	8,384,613.41	(71,871.33)	8,384,613.41	5,817,181.56
02660TJB0	23,152,239.57	-	23,152,239.57	22,442,810.38	(709,429.19)	22,442,810.38	15,237,145.62
040104QN4	3,890,541.86	-	3,890,541.86	3,668,981.66	(221,560.20)	3,668,981.66	3,003,086.41
040104RV5	2,469,257.30	-	2,469,257.30	2,257,355.17	(211,902.13)	2,257,355.17	2,267,884.85
040104TF8	100,649.39	-	100,649.39	91,964.11	(8,685.28)	91,964.11	76,041.11
040104TG6	1,104,833.64	-	1,104,833.64	1,019,703.02	(85,130.62)	1,019,703.02	991,534.77
04012XAC9	264,724.37	-	264,724.37	258,174.29	(6,550.08)	258,174.29	220,523.01
05946XYP2	1,026,184.98	-	1,026,184.98	1,008,137.20	(18,047.78)	1,008,137.20	734,911.14
06050HKX5	623,869.62	-	623,869.62	596,011.52	(27,858.10)	596,011.52	300,516.70
06652DAA7	6,424,514.04	-	6,424,514.04	6,312,530.55	(111,983.49)	6,312,530.55	4,993,003.57
07386HSP7	5,557,088.46	-	5,557,088.46	5,425,826.64	(131,261.82)	5,425,826.64	4,079,941.14
073879Z92	10,172,212.75	-	10,172,212.75	9,405,259.64	(766,953.11)	9,405,259.64	4,439,959.88
07400XAB4	2,944,475.07	-	2,944,475.07	2,788,229.78	(156,245.29)	2,788,229.78	1,996,542.09
07401LAA1	14,001,795.67	-	14,001,795.67	13,574,890.71	(426,904.96)	13,574,890.71	10,381,739.73
07401LAQ6	3,257,015.04	-	3,257,015.04	3,158,276.26	(98,738.78)	3,158,276.26	2,519,662.32
07820QAY1	13,662,239.67	-	13,662,239.67	13,484,688.23	(177,551.44)	13,484,688.23	10,195,113.55
124860CB1	148,669.82	-	148,669.82	143,459.50	(5,210.32)	143,459.50	124,770.44
1248MGAJ3	99,253.04	-	99,253.04	80,199.54	(19,053.50)	80,199.54	90,039.92
12498NAB9	890,567.71	-	890,567.71	832,500.69	(58,067.02)	832,500.69	852,007.46
126670KN7	1,828,008.00	-	1,828,008.00	1,817,051.16	(10,956.84)	1,817,051.16	1,213,236.00
12667GR62	9,241,938.15	-	9,241,938.15	8,737,452.47	(504,485.68)	8,737,452.47	7,663,689.77
12667GRW5	424,692.87	-	424,692.87	400,404.54	(24,288.33)	400,404.54	350,910.91
12667GS20	12,869,652.72	-	12,869,652.72	12,677,552.86	(192,099.86)	12,677,552.86	8,533,662.30
12667GWF6	7,442,163.97	-	7,442,163.97	7,289,790.65	(152,373.32)	7,289,790.65	5,204,045.91
12668A3Q6	8,092,108.87	-	8,092,108.87	7,399,367.09	(692,741.78)	7,399,367.09	4,556,737.42
12668A4B8	14,330,751.54	-	14,330,751.54	13,633,956.43	(696,795.11)	13,633,956.43	10,065,595.58
12668ACZ6	3,581,158.60	-	3,581,158.60	3,510,183.17	(70,975.43)	3,510,183.17	2,463,470.40
12668AEV3	11,134,871.86	-	11,134,871.86	10,779,411.63	(355,460.23)	10,779,411.63	8,434,689.81
12668AGW9	264,810.23	-	264,810.23	251,757.65	(13,052.58)	251,757.65	195,768.44
12668AVP7	6,836,111.07	-	6,836,111.07	6,507,240.39	(328,870.68)	6,507,240.39	4,999,884.03
12668BB77	22,294,484.46	-	22,294,484.46	21,191,222.90	(1,103,261.56)	21,191,222.90	17,162,616.50
12668BDC4	4,905,143.40	-	4,905,143.40	4,847,413.62	(57,729.78)	4,847,413.62	4,057,423.69
12668BE33	14,231,458.83	-	14,231,458.83	14,226,030.94	(5,427.89)	14,226,030.94	10,337,333.12
126694N46	318,261.79	-	318,261.79	302,062.88	(16,198.91)	302,062.88	223,220.43
126694YM4	3,024,822.87	-	3,024,822.87	2,838,508.63	(186,314.24)	2,838,508.63	2,251,075.13
12669FW82	1,040,834.11	-	1,040,834.11	1,034,923.79	(5,910.32)	1,034,923.79	674,342.64
12669GKH3	12,108,184.91	-	12,108,184.91	12,052,219.02	(55,965.89)	12,052,219.02	10,051,057.69
12669GMS7	229,995.60	-	229,995.60	213,867.62	(16,127.98)	213,867.62	179,517.12
12669GTV3	366,063.26	-	366,063.26	361,031.76	(5,031.50)	361,031.76	268,628.38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669GUR0	$3,459,992.03	$-	$3,459,992.03	$3,430,694.44	$(29,297.59)	$3,430,694.44	$2,465,216.68
152314MJ6	1,339,409.85	-	1,339,409.85	1,224,692.73	(114,717.12)	1,224,692.73	1,187,215.36
172939AB6	10,187.44	-	10,187.44	7,626.42	(2,561.02)	7,626.42	9,659.23
22943HAD8	11,301,065.00	-	11,301,065.00	10,539,636.45	(761,428.55)	10,539,636.45	7,572,075.00
23242TAB2	3,135,355.37	-	3,135,355.37	2,834,797.20	(300,558.17)	2,834,797.20	2,844,347.15
23243AAD8	1,053,437.78	-	1,053,437.78	1,024,227.89	(29,209.89)	1,024,227.89	755,911.63
23245QAA7	2,167,522.27	-	2,167,522.27	2,110,320.01	(57,202.26)	2,110,320.01	1,664,856.22
23332UAR5	8,321,635.47	-	8,321,635.47	8,259,216.82	(62,418.65)	8,259,216.82	6,824,519.40
23332UAS3	95,237.17	-	95,237.17	87,835.28	(7,401.89)	87,835.28	99,417.38
23332UBV5	5,364,682.19	-	5,364,682.19	5,319,810.41	(44,871.78)	5,319,810.41	3,885,660.43
23332UBW3	205,837.23	-	205,837.23	194,753.01	(11,084.22)	194,753.01	193,229.95
23332UDU5	18,530,850.60	-	18,530,850.60	18,295,392.40	(235,458.20)	18,295,392.40	12,847,439.68
251508AB3	7,886,794.96	-	7,886,794.96	7,853,452.30	(33,342.66)	7,853,452.30	5,243,323.95
251510EH2	29,271,090.55	-	29,271,090.55	29,156,187.86	(114,902.69)	29,156,187.86	28,575,495.79
251510FB4	4,353,161.88	-	4,353,161.88	4,322,367.38	(30,794.50)	4,322,367.38	3,614,213.05
251510NC3	12,037,926.40	-	12,037,926.40	11,830,296.16	(207,630.24)	11,830,296.16	4,058,844.82
32113JAA3	652,415.48	-	652,415.48	631,834.69	(20,580.79)	631,834.69	458,747.41
36298XAB8	20,912,320.60	-	20,912,320.60	20,392,850.48	(519,470.12)	20,392,850.48	20,818,002.95
39538RAB5	10,077,417.59	-	10,077,417.59	9,966,990.98	(110,426.61)	9,966,990.98	7,013,397.00
39538RBB4	11,624,399.05	-	11,624,399.05	11,244,009.67	(380,389.38)	11,244,009.67	8,373,948.18
39538WFH6	9,786,332.77	-	9,786,332.77	9,398,523.77	(387,809.00)	9,398,523.77	6,641,100.36
39538WHF8	26,346,268.95	-	26,346,268.95	25,365,678.60	(980,590.35)	25,365,678.60	19,090,452.87
39539GAA0	4,445,526.26	-	4,445,526.26	4,265,434.30	(180,091.96)	4,265,434.30	3,373,549.63
40430HBJ6	2,092.00	-	2,092.00	547.43	(1,544.57)	547.43	2,374.38
41161PHC0	6,988,120.14	-	6,988,120.14	6,987,832.35	(287.79)	6,987,832.35	5,977,628.80
41161PHU0	6,954,769.74	-	6,954,769.74	6,928,264.20	(26,505.54)	6,928,264.20	5,852,295.66
41161PL43	17,262,240.50	-	17,262,240.50	16,479,455.42	(782,785.08)	16,479,455.42	13,247,528.30
41161PMG5	14,501,616.74	-	14,501,616.74	14,480,869.67	(20,747.07)	14,480,869.67	10,843,536.30
41161PQU0	11,745,812.76	-	11,745,812.76	11,425,500.98	(320,311.78)	11,425,500.98	9,321,170.97
41161PTN3	1,953,112.70	-	1,953,112.70	1,900,781.42	(52,331.28)	1,900,781.42	1,498,229.08
41161PWB5	6,171,180.55	-	6,171,180.55	5,958,151.99	(213,028.56)	5,958,151.99	4,487,320.60
41161PXH1	698,628.16	-	698,628.16	696,041.87	(2,586.29)	696,041.87	513,578.10
41162DAF6	9,355,131.20	-	9,355,131.20	9,283,308.59	(71,822.61)	9,283,308.59	7,322,078.83
41164LAB5	13,057,462.44	-	13,057,462.44	12,958,126.46	(99,335.98)	12,958,126.46	9,202,510.60
41164YAB7	11,016,022.42	-	11,016,022.42	10,930,434.33	(85,588.09)	10,930,434.33	7,930,491.60
43739EAP2	17,851,761.66	-	17,851,761.66	17,261,257.96	(590,503.70)	17,261,257.96	14,809,109.55
45254NHV2	285,324.23	-	285,324.23	254,001.98	(31,322.25)	254,001.98	219,107.68
45254NJG3	1,173,132.25	-	1,173,132.25	1,168,231.39	(4,900.86)	1,168,231.39	976,895.85
45254NKF3	4,584,071.58	-	4,584,071.58	4,572,566.46	(11,505.12)	4,572,566.46	4,435,278.03
45254NKX4	5,589,579.43	-	5,589,579.43	5,323,416.56	(266,162.87)	5,323,416.56	4,413,186.16
45254NMB0	1,079,859.80	-	1,079,859.80	1,060,867.26	(18,992.54)	1,060,867.26	975,349.02
45254NNP8	11,991,237.76	-	11,991,237.76	11,561,972.08	(429,265.68)	11,561,972.08	8,596,589.87
45254NPA9	13,922,074.80	-	13,922,074.80	13,831,744.89	(90,329.91)	13,831,744.89	11,508,051.01
45254NPU5	4,920,186.83	-	4,920,186.83	4,892,838.11	(27,348.72)	4,892,838.11	3,592,541.58
45254TRX4	307,714.39	-	307,714.39	302,793.09	(4,921.30)	302,793.09	224,239.78
45254TSM7	3,485,160.64	-	3,485,160.64	3,365,767.96	(119,392.68)	3,365,767.96	2,368,775.82
45660LKW8	23,500,330.55	-	23,500,330.55	23,457,394.18	(42,936.37)	23,457,394.18	16,946,705.27
45660LW96	3,188,739.98	-	3,188,739.98	3,167,553.69	(21,186.29)	3,167,553.69	2,008,996.89
45660N3S2	4,686,399.88	-	4,686,399.88	4,659,784.99	(26,614.89)	4,659,784.99	4,427,591.12
45660NS30	1,290,339.16	-	1,290,339.16	1,277,361.61	(12,977.55)	1,277,361.61	988,812.55
456612AC4	15,042,353.71	-	15,042,353.71	14,818,974.78	(223,378.93)	14,818,974.78	10,400,450.35
45667WAA6	3,069,479.51	-	3,069,479.51	3,062,662.92	(6,816.59)	3,062,662.92	2,761,372.48
46627MCS4	6,340,775.64	-	6,340,775.64	6,160,725.55	(180,050.09)	6,160,725.55	5,541,127.70

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
525221CD7	$185,229.78	$-	$185,229.78	$180,661.01	$(4,568.77)	$180,661.01	$26,503.00
525221EN3	11,462,368.81	-	11,462,368.81	10,860,051.52	(602,317.29)	10,860,051.52	7,326,416.44
550279AA1	4,367,826.86	-	4,367,826.86	4,314,531.93	(53,294.93)	4,314,531.93	3,515,439.50
55027AAU4	5,543,452.77	-	5,543,452.77	5,520,686.30	(22,766.47)	5,520,686.30	3,402,820.15
55027BAA6	48,831.32	-	48,831.32	48,511.76	(319.56)	48,511.76	32,715.29
576433E44	120,059.39	-	120,059.39	94,910.72	(25,148.67)	94,910.72	61,270.24
576433H33	3,896,952.23	-	3,896,952.23	3,680,166.16	(216,786.07)	3,680,166.16	3,807,533.53
576433RU2	1,597,338.00	-	1,597,338.00	1,569,649.11	(27,688.89)	1,569,649.11	1,144,800.00
576433SE7	1,551,096.00	-	1,551,096.00	1,447,701.42	(103,394.58)	1,447,701.42	865,180.00
576433YN0	1,163,479.97	-	1,163,479.97	1,152,853.52	(10,626.45)	1,152,853.52	808,353.27
576438AA3	3,209,357.95	-	3,209,357.95	3,200,667.18	(8,690.77)	3,200,667.18	2,878,466.05
57643LMP8	1,965,723.00	-	1,965,723.00	1,783,011.54	(182,711.46)	1,783,011.54	1,339,842.00
59020UQ40	1,063,563.18	-	1,063,563.18	1,032,423.17	(31,140.01)	1,032,423.17	867,899.64
59020UQ57	3,353,720.00	-	3,353,720.00	3,228,910.72	(124,809.28)	3,228,910.72	1,648,808.00
617463AA2	37,690.90	-	37,690.90	18,533.08	(19,157.82)	18,533.08	16,164.87
61750FAE0	698,158.75	-	698,158.75	661,931.44	(36,227.31)	661,931.44	631,736.61
617526AE8	316,386.07	-	316,386.07	307,351.88	(9,034.19)	307,351.88	284,354.06
61913PAA0	11,861,939.34	-	11,861,939.34	11,822,612.33	(39,327.01)	11,822,612.33	10,884,079.39
65535VRK6	630,330.10	-	630,330.10	612,332.91	(17,997.19)	612,332.91	596,472.32
65535VUS5	2,071,573.08	-	2,071,573.08	1,978,385.06	(93,188.02)	1,978,385.06	1,945,131.37
68383NCA9	22,031,572.87	-	22,031,572.87	21,626,068.73	(405,504.14)	21,626,068.73	16,461,150.17
68383NCD3	2,849,829.00	-	2,849,829.00	2,774,887.20	(74,941.80)	2,774,887.20	2,212,749.00
68383NCU5	8,267,552.26	-	8,267,552.26	7,994,840.81	(272,711.45)	7,994,840.81	6,364,415.96
68383NDT7	8,030,564.95	-	8,030,564.95	7,994,189.90	(36,375.05)	7,994,189.90	4,752,065.89
68400XAY6	141,048.56	-	141,048.56	138,640.06	(2,408.50)	138,640.06	115,827.33
74922MAB7	9,380,033.34	-	9,380,033.34	9,093,054.21	(286,979.13)	9,093,054.21	6,450,401.08
74922MAC5	1,231,505.34	-	1,231,505.34	1,195,511.69	(35,993.65)	1,195,511.69	890,221.13
75114GAC3	19,526,531.48	-	19,526,531.48	19,000,440.48	(526,091.00)	19,000,440.48	12,961,241.65
75114HAD9	18,413,725.00	-	18,413,725.00	18,074,722.94	(339,002.06)	18,074,722.94	12,041,468.43
75114NAA2	9,234,696.08	-	9,234,696.08	8,968,477.42	(266,218.66)	8,968,477.42	7,380,035.09
75114NAB0	3,321,540.25	-	3,321,540.25	3,223,849.24	(97,691.01)	3,223,849.24	2,941,939.37
76110GUG4	1,736,618.13	-	1,736,618.13	1,675,102.89	(61,515.24)	1,675,102.89	1,358,606.99
76110GV40	3,213,701.21	-	3,213,701.21	3,205,742.15	(7,959.06)	3,205,742.15	2,857,699.66
76110GZR5	2,519,125.78	-	2,519,125.78	2,505,685.90	(13,439.88)	2,505,685.90	2,338,107.19
761118NN4	9,616,233.11	-	9,616,233.11	9,212,465.59	(403,767.52)	9,212,465.59	6,681,967.45
761118RJ9	423,258.56	-	423,258.56	406,328.16	(16,930.40)	406,328.16	261,230.49
761118RM2	19,565,066.00	-	19,565,066.00	19,011,802.61	(553,263.39)	19,011,802.61	13,212,157.50
761118WP9	11,843,541.36	-	11,843,541.36	11,505,430.18	(338,111.18)	11,505,430.18	8,165,585.15
79549ASN0	243,550.34	-	243,550.34	200,363.11	(43,187.23)	200,363.11	168,206.90
81378EAA1	3,325,082.01	-	3,325,082.01	3,030,042.82	(295,039.19)	3,030,042.82	2,880,970.89
81379EAA0	445,843.20	-	445,843.20	409,125.62	(36,717.58)	409,125.62	430,709.52
84752CAE7	1,633,787.58	-	1,633,787.58	1,535,515.37	(98,272.21)	1,535,515.37	791,931.67
863579KG2	3,460,787.26	-	3,460,787.26	3,339,320.77	(121,466.49)	3,339,320.77	3,182,371.09
863579YR3	7,440,056.27	-	7,440,056.27	7,217,490.27	(222,566.00)	7,217,490.27	6,686,531.36
86358R3Q8	1,205,956.26	-	1,205,956.26	1,200,264.50	(5,691.76)	1,200,264.50	982,167.28
86358RM46	129,912.67	-	129,912.67	103,247.22	(26,665.45)	103,247.22	122,123.77
86358RUQ8	105,006.50	-	105,006.50	89,035.08	(15,971.42)	89,035.08	91,206.95
86359DDB0	1,765,617.79	-	1,765,617.79	1,696,568.33	(69,049.46)	1,696,568.33	1,166,875.20
86359LRC5	17,540.37	-	17,540.37	13,236.91	(4,303.46)	13,236.91	31,935.87
86359LRW1	22,756,103.11	-	22,756,103.11	21,797,764.20	(958,338.91)	21,797,764.20	16,701,576.04
86359LSM2	1,490,375.66	-	1,490,375.66	1,440,589.88	(49,785.78)	1,440,589.88	1,099,477.16
86360JAA9	11,920,034.77	-	11,920,034.77	11,840,252.44	(79,782.33)	11,840,252.44	7,239,970.92
86360KAF5	36,222,587.38	-	36,222,587.38	35,336,677.60	(885,909.78)	35,336,677.60	24,333,653.21

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86360UAF3	$4,442,388.60	$-	$4,442,388.60	$4,343,127.77	$(99,260.83)	$4,343,127.77	$3,047,124.69
86361HAA2	13,825,102.94	-	13,825,102.94	13,371,516.87	(453,586.07)	13,371,516.87	9,456,897.06
86363DAA9	10,299,552.90	-	10,299,552.90	10,255,608.56	(43,944.34)	10,255,608.56	7,463,825.12
872227AE3	2,014,117.80	-	2,014,117.80	1,965,394.21	(48,723.59)	1,965,394.21	1,538,096.28
92922F4M7	4,539,232.27	-	4,539,232.27	4,536,178.47	(3,053.80)	4,536,178.47	3,916,451.50
92922F5T1	7,724,800.87	-	7,724,800.87	7,704,580.05	(20,220.82)	7,704,580.05	6,650,764.95
92922F7Q5	9,859,684.75	-	9,859,684.75	9,783,806.88	(75,877.87)	9,783,806.88	8,097,662.24
92925CBB7	4,506,802.70	-	4,506,802.70	4,491,511.62	(15,291.08)	4,491,511.62	3,758,867.25
92926SAE6	824,848.92	-	824,848.92	774,661.89	(50,187.03)	774,661.89	757,579.02
9393365V1	1,769,138.97	-	1,769,138.97	1,739,381.10	(29,757.87)	1,739,381.10	1,427,128.46
93934FHC9	9,128,097.42	-	9,128,097.42	8,741,946.24	(386,151.18)	8,741,946.24	6,516,986.72
93934FJQ6	16,690,260.80	-	16,690,260.80	15,636,115.76	(1,054,145.04)	15,636,115.76	11,880,107.18
Total	$1,097,705,351.09	$-	$1,097,705,351.09	$1,068,852,203.67	$(28,853,147.42)	$1,068,852,203.67	$816,688,348.33

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$14,448,993.31	$-	$14,448,993.31	$14,244,814.08	$(204,179.23)	$14,244,814.08	$9,484,475.75
02146TAQ0	18,412,140.00	-	18,412,140.00	18,352,529.00	(59,611.00)	18,352,529.00	18,130,624.75
02146YAD8	20,261,686.16	-	20,261,686.16	19,945,112.54	(316,573.62)	19,945,112.54	14,832,305.08
02147CAA1	10,097,939.94	-	10,097,939.94	9,416,554.84	(681,385.10)	9,416,554.84	7,787,184.64
02660TGN7	8,754,096.98	-	8,754,096.98	8,677,030.04	(77,066.94)	8,677,030.04	5,975,830.40
02660TJB0	23,776,128.29	-	23,776,128.29	23,755,283.44	(20,844.85)	23,755,283.44	15,304,554.36
02660XAD6	12,180,682.71	-	12,180,682.71	11,336,494.86	(844,187.85)	11,336,494.86	9,031,451.90
026929AA7	10,718,076.04	-	10,718,076.04	9,444,878.09	(1,273,197.95)	9,444,878.09	8,315,716.26
026929AD1	9,368,612.93	-	9,368,612.93	9,096,004.65	(272,608.28)	9,096,004.65	6,162,007.37
040104RV5	2,603,098.37	-	2,603,098.37	2,502,489.46	(100,608.91)	2,502,489.46	2,420,836.71
040104TF8	103,869.89	-	103,869.89	103,530.66	(339.23)	103,530.66	79,424.84
040104TG6	1,230,052.26	-	1,230,052.26	1,147,807.90	(82,244.36)	1,147,807.90	1,035,943.88
05539TAU9	251,719.71	-	251,719.71	160,891.91	(90,827.80)	160,891.91	283,300.23
05946XYP2	1,097,222.97	-	1,097,222.97	1,070,289.22	(26,933.75)	1,070,289.22	756,518.81
06652DAA7	6,637,266.97	-	6,637,266.97	6,598,398.37	(38,868.60)	6,598,398.37	5,163,033.88
07386HKS9	416,870.54	-	416,870.54	416,558.95	(311.59)	416,558.95	317,169.75
07386HSP7	5,738,444.67	-	5,738,444.67	5,724,320.80	(14,123.87)	5,724,320.80	4,032,007.24
073879Z92	10,551,946.88	-	10,551,946.88	9,928,106.95	(623,839.93)	9,928,106.95	4,548,895.82
07400XAB4	3,124,249.62	-	3,124,249.62	3,030,931.87	(93,317.75)	3,030,931.87	1,925,943.77
07401LAQ6	3,440,780.83	-	3,440,780.83	3,364,232.01	(76,548.82)	3,364,232.01	2,622,042.19
07820QAY1	7,515,259.03	-	7,515,259.03	7,242,054.27	(273,204.76)	7,242,054.27	5,905,538.13
124860CB1	165,879.86	-	165,879.86	150,674.31	(15,205.55)	150,674.31	123,580.50
12667FUL7	351,690.14	-	351,690.14	211,278.91	(140,411.23)	211,278.91	277,419.77
12667GR62	9,664,947.15	-	9,664,947.15	9,333,922.73	(331,024.42)	9,333,922.73	7,956,062.54
12667GRW5	475,053.45	-	475,053.45	447,078.16	(27,975.29)	447,078.16	369,841.59
12667GS20	13,599,477.60	-	13,599,477.60	13,366,988.50	(232,489.10)	13,366,988.50	8,814,648.76
12667GWF6	7,724,004.83	-	7,724,004.83	7,641,072.51	(82,932.32)	7,641,072.51	5,543,592.60
12668A3Q6	8,585,686.65	-	8,585,686.65	8,381,126.10	(204,560.55)	8,381,126.10	4,753,133.96
12668ACG8	3,839,090.67	-	3,839,090.67	3,750,962.58	(88,128.09)	3,750,962.58	3,747,020.72
12668ACY9	853,860.86	-	853,860.86	770,724.66	(83,136.20)	770,724.66	769,495.18
12668ACZ6	3,710,927.19	-	3,710,927.19	3,637,326.57	(73,600.62)	3,637,326.57	2,464,871.08
12668AEV3	11,793,702.19	-	11,793,702.19	11,375,450.32	(418,251.87)	11,375,450.32	8,396,961.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668AGW9	$284,909.58	$-	$284,909.58	$276,712.30	$(8,197.28)	$276,712.30	$204,738.25
12668BB77	23,953,380.01	-	23,953,380.01	22,945,237.36	(1,008,142.65)	22,945,237.36	16,350,813.99
12668BDC4	4,967,571.96	-	4,967,571.96	4,951,287.85	(16,284.11)	4,951,287.85	4,017,603.57
12668BE33	15,003,452.29	-	15,003,452.29	14,569,207.83	(434,244.46)	14,569,207.83	9,407,501.88
126694YM4	3,124,425.58	-	3,124,425.58	3,122,304.07	(2,121.51)	3,122,304.07	2,115,448.84
12669GKH3	12,504,442.60	-	12,504,442.60	12,431,945.06	(72,497.54)	12,431,945.06	10,383,416.89
12669GMS7	233,972.43	-	233,972.43	232,261.87	(1,710.56)	232,261.87	179,977.45
14983CAA3	1,463,566.31	-	1,463,566.31	1,332,515.31	(131,051.00)	1,332,515.31	932,463.77
22541SCC0	826,706.05	-	826,706.05	687,210.24	(139,495.81)	687,210.24	589,088.12
22541SXR4	1,581,580.13	-	1,581,580.13	1,542,209.87	(39,370.26)	1,542,209.87	591,680.57
22943HAD8	11,521,669.00	-	11,521,669.00	11,363,834.60	(157,834.40)	11,363,834.60	7,458,495.00
23242TAB2	3,218,904.38	-	3,218,904.38	3,186,203.34	(32,701.04)	3,186,203.34	3,010,086.96
23243AAD8	1,088,087.88	-	1,088,087.88	1,073,143.44	(14,944.44)	1,073,143.44	726,643.99
23245QAA7	2,236,632.77	-	2,236,632.77	2,193,538.17	(43,094.60)	2,193,538.17	1,526,290.38
23332UAS3	105,300.42	-	105,300.42	102,688.24	(2,612.18)	102,688.24	84,880.39
23332UBV5	5,550,856.24	-	5,550,856.24	5,526,622.70	(24,233.54)	5,526,622.70	3,922,868.40
23332UBW3	246,060.64	-	246,060.64	229,762.16	(16,298.48)	229,762.16	215,576.48
23332UDU5	19,008,385.73	-	19,008,385.73	18,993,000.02	(15,385.71)	18,993,000.02	13,049,034.53
251510NC3	13,060,630.74	-	13,060,630.74	12,053,318.60	(1,007,312.14)	12,053,318.60	3,795,618.41
28140XAE9	60,000.00	-	60,000.00	44,000.00	(16,000.00)	44,000.00	494,488.00
32056CAH2	16,313,358.17	-	16,313,358.17	16,179,762.26	(133,595.91)	16,179,762.26	15,652,469.50
32113JAA3	669,046.59	-	669,046.59	664,840.15	(4,206.44)	664,840.15	463,752.03
36185NXT2	607,806.99	-	607,806.99	579,066.33	(28,740.66)	579,066.33	434,463.62
362341VU0	21,726,452.50	-	21,726,452.50	21,601,162.75	(125,289.75)	21,601,162.75	21,462,550.00
39538RAB5	10,420,093.52	-	10,420,093.52	10,335,053.07	(85,040.45)	10,335,053.07	7,185,141.36
39538RBB4	11,875,207.42	-	11,875,207.42	11,812,145.61	(63,061.81)	11,812,145.61	7,889,543.62
39539GAA0	4,723,502.08	-	4,723,502.08	4,602,605.08	(120,897.00)	4,602,605.08	3,522,368.91
41161PFR9	1,182,169.39	-	1,182,169.39	1,162,212.39	(19,957.00)	1,162,212.39	938,229.25
41161PHC0	7,220,890.30	-	7,220,890.30	7,180,582.16	(40,308.14)	7,180,582.16	6,114,127.23
41161PL43	18,021,510.71	-	18,021,510.71	17,725,530.16	(295,980.55)	17,725,530.16	13,839,434.02
41161PMG5	14,764,069.42	-	14,764,069.42	14,747,417.39	(16,652.03)	14,747,417.39	10,825,471.99
41161PQU0	12,487,307.26	-	12,487,307.26	12,064,330.64	(422,976.62)	12,064,330.64	9,024,146.97
41161PTN3	2,018,723.39	-	2,018,723.39	2,006,348.71	(12,374.68)	2,006,348.71	1,514,261.67
41161PWB5	6,713,071.88	-	6,713,071.88	6,355,988.18	(357,083.70)	6,355,988.18	4,628,490.16
41164YAB7	11,299,500.90	-	11,299,500.90	11,281,563.16	(17,937.74)	11,281,563.16	7,506,090.71
43739EAP2	18,256,115.36	-	18,256,115.36	18,160,418.60	(95,696.76)	18,160,418.60	14,565,045.06
43739EBS5	8,374,390.32	-	8,374,390.32	8,355,032.83	(19,357.49)	8,355,032.83	7,301,246.74
45254NHV2	300,691.29	-	300,691.29	290,898.98	(9,792.31)	290,898.98	221,590.91
45254NKF3	4,732,249.11	-	4,732,249.11	4,724,414.59	(7,834.52)	4,724,414.59	4,212,911.91
45254NKX4	6,035,894.45	-	6,035,894.45	5,793,499.74	(242,394.71)	5,793,499.74	4,586,894.75
45254NMB0	1,116,324.90	-	1,116,324.90	1,114,967.03	(1,357.87)	1,114,967.03	1,046,767.51
45254NNP8	12,305,621.92	-	12,305,621.92	12,287,880.20	(17,741.72)	12,287,880.20	8,793,161.95
45254NPA9	14,353,564.21	-	14,353,564.21	14,276,967.39	(76,596.82)	14,276,967.39	11,803,031.55
45254NPU5	5,082,621.43	-	5,082,621.43	5,046,699.14	(35,922.29)	5,046,699.14	3,681,845.08
45254TRX4	315,244.71	-	315,244.71	311,797.97	(3,446.74)	311,797.97	212,649.49
45660LCN7	4,861,948.71	-	4,861,948.71	4,672,646.45	(189,302.26)	4,672,646.45	4,269,563.44
45660LW96	3,345,312.09	-	3,345,312.09	3,333,349.55	(11,962.54)	3,333,349.55	2,049,580.49
45660N2Y0	1,460,518.34	-	1,460,518.34	1,439,285.52	(21,232.82)	1,439,285.52	1,213,689.11
45660N5H4	5,238,250.73	-	5,238,250.73	5,092,181.63	(146,069.10)	5,092,181.63	4,490,552.83
456612AC4	16,177,827.43	-	16,177,827.43	15,757,798.99	(420,028.44)	15,757,798.99	9,972,143.38
45661EAA2	298,980.75	-	298,980.75	263,718.82	(35,261.93)	263,718.82	289,471.39
45667WAA6	4,079,440.73	-	4,079,440.73	4,036,144.37	(43,296.36)	4,036,144.37	3,653,628.08
46627MBQ9	11,584,542.77	-	11,584,542.77	11,442,464.64	(142,078.13)	11,442,464.64	8,550,691.57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46627MCS4	$6,841,795.66	$-	$6,841,795.66	$6,674,348.47	$(167,447.19)	$6,674,348.47	$5,665,832.01
525221CD7	208,394.77	-	208,394.77	204,814.80	(3,579.97)	204,814.80	25,158.25
525221EN3	12,151,234.09	-	12,151,234.09	11,933,903.95	(217,330.14)	11,933,903.95	8,037,249.54
550279AA1	4,517,204.18	-	4,517,204.18	4,486,967.25	(30,236.93)	4,486,967.25	3,526,976.99
55027AAU4	5,682,311.67	-	5,682,311.67	5,666,582.61	(15,729.06)	5,666,582.61	3,413,905.12
576433FP6	221,639.77	-	221,639.77	200,504.82	(21,134.95)	200,504.82	196,682.93
576433H33	365,848.12	-	365,848.12	361,400.85	(4,447.27)	361,400.85	263,194.74
576433YN0	1,172,399.01	-	1,172,399.01	1,167,359.81	(5,039.20)	1,167,359.81	799,347.14
576438AA3	3,476,898.70	-	3,476,898.70	3,453,570.46	(23,328.24)	3,453,570.46	3,085,054.98
57643LMP8	2,008,496.40	-	2,008,496.40	1,954,400.49	(54,095.91)	1,954,400.49	1,320,453.00
576444AA1	29.53	-	29.53	23.29	(6.24)	23.29	-
59020UQ40	1,128,590.38	-	1,128,590.38	1,103,360.50	(25,229.88)	1,103,360.50	891,563.44
59020UQ57	3,416,568.40	-	3,416,568.40	3,352,825.48	(63,742.92)	3,352,825.48	1,625,444.00
61750FAE0	698,202.75	-	698,202.75	696,309.51	(1,893.24)	696,309.51	630,519.84
617526AE8	331,183.78	-	331,183.78	312,563.99	(18,619.79)	312,563.99	253,447.48
63543XAH2	130,000.00	-	130,000.00	106,600.00	(23,400.00)	106,600.00	100,000.00
65535VRK6	2,053,386.84	-	2,053,386.84	1,808,029.73	(245,357.11)	1,808,029.73	1,798,044.91
68383NBZ5	4,995,248.40	-	4,995,248.40	4,861,967.52	(133,280.88)	4,861,967.52	4,510,670.83
68383NCA9	23,216,567.84	-	23,216,567.84	22,949,842.55	(266,725.29)	22,949,842.55	16,952,836.53
68383NCU5	8,727,049.17	-	8,727,049.17	8,684,094.28	(42,954.89)	8,684,094.28	6,553,022.59
74922MAB7	9,976,829.50	-	9,976,829.50	9,957,553.79	(19,275.71)	9,957,553.79	6,690,689.74
74922MAC5	1,313,967.96	-	1,313,967.96	1,306,444.63	(7,523.33)	1,306,444.63	923,358.99
75114GAC3	20,855,558.93	-	20,855,558.93	20,459,344.05	(396,214.88)	20,459,344.05	13,690,749.84
75114HAD9	19,345,364.47	-	19,345,364.47	19,101,437.62	(243,926.85)	19,101,437.62	12,468,155.89
75114NAA2	9,810,292.02	-	9,810,292.02	9,660,736.07	(149,555.95)	9,660,736.07	7,607,762.42
75114NAB0	3,500,902.86	-	3,500,902.86	3,472,980.33	(27,922.53)	3,472,980.33	2,681,154.37
76110GUG4	1,860,028.29	-	1,860,028.29	1,836,973.30	(23,054.99)	1,836,973.30	1,424,734.61
76110GV40	3,298,671.74	-	3,298,671.74	3,291,701.66	(6,970.08)	3,291,701.66	2,925,633.99
76110GWG2	1,763,554.67	-	1,763,554.67	1,738,271.52	(25,283.15)	1,738,271.52	1,425,890.71
76110GZR5	2,626,903.39	-	2,626,903.39	2,604,544.59	(22,358.80)	2,604,544.59	2,507,946.62
761118KU1	7,123,239.54	-	7,123,239.54	6,731,093.59	(392,145.95)	6,731,093.59	4,636,155.48
761118NN4	272,375.22	-	272,375.22	272,228.16	(147.06)	272,228.16	193,133.69
761118RJ9	447,331.77	-	447,331.77	441,894.15	(5,437.62)	441,894.15	300,341.18
761118RM2	20,318,308.98	-	20,318,308.98	20,202,359.80	(115,949.18)	20,202,359.80	14,089,398.71
761118WP9	12,343,002.48	-	12,343,002.48	12,258,008.40	(84,994.08)	12,258,008.40	8,624,730.74
81379EAA0	441,321.15	-	441,321.15	441,271.71	(49.44)	441,271.71	430,672.17
81744FDK0	2,207,402.93	-	2,207,402.93	2,205,145.50	(2,257.43)	2,205,145.50	1,994,487.78
84752CAE7	1,786,191.78	-	1,786,191.78	1,602,574.26	(183,617.52)	1,602,574.26	775,817.97
863579KG2	3,468,240.06	-	3,468,240.06	3,465,239.64	(3,000.42)	3,465,239.64	3,069,608.24
863579YR3	7,892,555.21	-	7,892,555.21	7,741,323.02	(151,232.19)	7,741,323.02	6,707,709.18
86358RE86	2,220.72	-	2,220.72	1,166.98	(1,053.74)	1,166.98	1,248.02
86358RUQ8	137,580.83	-	137,580.83	106,656.56	(30,924.27)	106,656.56	90,568.86
86359LRC5	25,768.65	-	25,768.65	22,657.86	(3,110.79)	22,657.86	11,959.36
86359LRW1	23,619,297.53	-	23,619,297.53	23,421,584.54	(197,712.99)	23,421,584.54	15,152,873.28
86359LSM2	1,558,522.48	-	1,558,522.48	1,544,925.28	(13,597.20)	1,544,925.28	1,140,219.10
86360JAA9	12,329,779.22	-	12,329,779.22	12,182,977.98	(146,801.24)	12,182,977.98	7,383,034.84
86360KAF5	37,622,122.42	-	37,622,122.42	37,324,048.63	(298,073.79)	37,324,048.63	24,987,868.09
86360UAF3	4,619,353.19	-	4,619,353.19	4,534,579.85	(84,773.34)	4,534,579.85	3,054,747.35
86361HAB0	1,243,558.61	-	1,243,558.61	1,174,373.67	(69,184.94)	1,174,373.67	1,161,305.98
872227AE3	2,093,657.77	-	2,093,657.77	2,075,233.45	(18,424.32)	2,075,233.45	1,504,829.86
88157QAL2	631,469.94	-	631,469.94	602,525.35	(28,944.59)	602,525.35	1,861,011.77
92922F4M7	4,676,773.53	-	4,676,773.53	4,672,260.84	(4,512.69)	4,672,260.84	3,944,984.82
92925CBB7	4,648,166.24	-	4,648,166.24	4,633,690.94	(14,475.30)	4,633,690.94	3,728,752.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAE6	$2,476,608.90	$-	$2,476,608.90	$2,380,788.05	$(95,820.85)	$2,380,788.05	$2,357,899.14
9393365V1	1,665,245.48	-	1,665,245.48	1,659,798.15	(5,447.33)	1,659,798.15	1,317,493.28
939336X65	216,711.94	-	216,711.94	216,554.26	(157.68)	216,554.26	190,082.01
93934FHC9	9,474,150.60	-	9,474,150.60	9,300,269.87	(173,880.73)	9,300,269.87	6,421,681.71
93934FJQ6	17,379,180.03	-	17,379,180.03	16,974,609.65	(404,570.38)	16,974,609.65	11,708,978.95
94983YAQ2	4,291,700.42	-	4,291,700.42	4,233,445.48	(58,254.94)	4,233,445.48	4,159,640.76
94985JAG5	18,539,304.19	-	18,539,304.19	18,097,976.50	(441,327.69)	18,097,976.50	17,595,764.20
Totals	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$315,577.41	$-	$315,577.41	$159,175.94	$(156,401.47)	$159,175.94	$228,692.72
021455AB6	217,922.65	-	217,922.65	171,751.47	(46,171.18)	171,751.47	170,440.77
02146QAB9	15,315,148.69	-	15,315,148.69	14,692,679.05	(622,469.64)	14,692,679.05	9,256,180.84
02146YAD8	21,923,476.60	-	21,923,476.60	20,642,177.10	(1,281,299.50)	20,642,177.10	14,758,081.54
02660WAC0	18,118,365.81	-	18,118,365.81	17,825,056.07	(293,309.74)	17,825,056.07	11,582,896.26
02660XAD6	13,521,492.89	-	13,521,492.89	12,557,598.88	(963,894.01)	12,557,598.88	8,975,927.75
05946XYP2	1,135,040.17	-	1,135,040.17	1,124,034.08	(11,006.09)	1,124,034.08	737,774.51
05948JAA0	370,856.12	-	370,856.12	347,733.91	(23,122.21)	347,733.91	301,269.06
05950DAA8	11,258,446.73	-	11,258,446.73	11,029,698.64	(228,748.09)	11,029,698.64	9,759,921.40
06652DAA7	6,940,157.67	-	6,940,157.67	6,813,727.06	(126,430.61)	6,813,727.06	4,627,820.56
07384M4M1	4,031,948.12	-	4,031,948.12	4,023,103.22	(8,844.90)	4,023,103.22	3,982,434.25
07401LAQ6	3,803,505.80	-	3,803,505.80	3,558,486.75	(245,019.05)	3,558,486.75	2,603,896.54
07820QAY1	14,869,432.69	-	14,869,432.69	14,726,798.37	(142,634.32)	14,726,798.37	11,209,675.01
078446AB7	123,800.00	-	123,800.00	106,000.00	(17,800.00)	106,000.00	106,000.00
12667GCB7	206,610.54	-	206,610.54	198,880.54	(7,730.00)	198,880.54	151,324.74
12667GME0	16,487,323.12	-	16,487,323.12	15,961,905.24	(525,417.88)	15,961,905.24	10,694,700.14
12667GR62	10,404,772.50	-	10,404,772.50	9,837,281.25	(567,491.25)	9,837,281.25	7,913,784.95
12667GRW5	539,562.43	-	539,562.43	496,294.98	(43,267.45)	496,294.98	371,758.24
12667GWF6	8,264,162.73	-	8,264,162.73	7,800,347.76	(463,814.97)	7,800,347.76	5,201,353.71
12668ACG8	4,308,051.40	-	4,308,051.40	3,887,776.89	(420,274.51)	3,887,776.89	3,840,170.55
12668AEV3	12,239,368.11	-	12,239,368.11	12,078,961.61	(160,406.50)	12,078,961.61	7,974,606.21
12668AGW9	3,103,267.46	-	3,103,267.46	2,668,946.20	(434,321.26)	2,668,946.20	2,737,185.05
12668BB77	24,696,080.82	-	24,696,080.82	24,696,080.83	0.01	24,696,080.83	16,158,549.89
12669EH33	210,848.74	-	210,848.74	207,664.23	(3,184.51)	207,664.23	220,823.32
12669FKR3	277,129.34	-	277,129.34	270,766.57	(6,362.77)	270,766.57	316,871.38
12669FW82	1,121,578.12	-	1,121,578.12	1,092,542.53	(29,035.59)	1,092,542.53	725,473.49
12669FXR9	490,839.77	-	490,839.77	459,205.84	(31,633.93)	459,205.84	404,276.42
12669GKH3	12,787,611.38	-	12,787,611.38	12,586,116.25	(201,495.13)	12,586,116.25	10,031,422.26
12669GMS7	251,913.89	-	251,913.89	243,913.35	(8,000.54)	243,913.35	176,788.34
12669GRM5	2,939,270.40	-	2,939,270.40	2,842,771.24	(96,499.16)	2,842,771.24	1,936,810.71
12669GRQ6	7,668,435.17	-	7,668,435.17	7,389,352.71	(279,082.46)	7,389,352.71	5,611,698.50
12669GTV3	391,067.66	-	391,067.66	383,623.63	(7,444.03)	383,623.63	273,968.29
12669GUR0	3,668,651.13	-	3,668,651.13	3,563,519.83	(105,131.30)	3,563,519.83	2,522,515.63
17307G3D8	2,831.79	-	2,831.79	-	(2,831.79)	-	533,586.22
22540V3F7	555,689.29	-	555,689.29	555,689.51	0.22	555,689.51	818,652.39
22540VFZ0	1,516,521.88	-	1,516,521.88	1,464,064.20	(52,457.68)	1,464,064.20	1,450,010.10
22540VG71	154,198.76	-	154,198.76	153,223.28	(975.48)	153,223.28	149,451.18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NUB3	$1,083,777.04	$-	$1,083,777.04	$1,083,778.44	$1.40	$1,083,778.44	$1,840,135.63
22943HAD8	11,732,570.00	-	11,732,570.00	11,579,553.70	(153,016.30)	11,579,553.70	7,155,180.00
23243AAD8	1,153,405.61	-	1,153,405.61	1,113,903.78	(39,501.83)	1,113,903.78	749,791.47
23245QAA7	2,375,389.07	-	2,375,389.07	2,259,511.63	(115,877.44)	2,259,511.63	1,456,976.36
23332UAR5	8,638,571.19	-	8,638,571.19	8,609,425.68	(29,145.51)	8,609,425.68	6,697,119.18
23332UAS3	112,435.95	-	112,435.95	107,912.99	(4,522.96)	107,912.99	84,845.64
23332UBW3	286,891.33	-	286,891.33	264,732.79	(22,158.54)	264,732.79	222,224.69
251508AB3	8,655,837.10	-	8,655,837.10	8,565,363.51	(90,473.59)	8,565,363.51	5,178,372.00
251510FB4	6,185,608.42	-	6,185,608.42	5,789,092.45	(396,515.97)	5,789,092.45	5,127,079.77
26441EAC5	198,750.00	-	198,750.00	188,500.00	(10,250.00)	188,500.00	137,500.00
35952Z007	4,307,614.21	-	4,307,614.21	4,307,614.20	(0.01)	4,307,614.20	2,775,156.72
35952Z023	4,494,729.04	-	4,494,729.04	4,494,729.06	0.02	4,494,729.06	2,904,482.03
35952Z031	1,455,346.38	-	1,455,346.38	1,455,346.38	-	1,455,346.38	901,984.50
35952Z056	1,067,384.58	-	1,067,384.58	1,067,384.57	(0.01)	1,067,384.57	605,749.50
35952Z064	3,438,088.79	-	3,438,088.79	3,438,088.78	(0.01)	3,438,088.78	1,923,484.50
35952ZA14	587,470.62	-	587,470.62	587,470.60	(0.02)	587,470.60	304,870.08
35952ZA22	223,281.52	-	223,281.52	223,281.53	0.01	223,281.53	117,992.78
36228F5R3	1,619,436.88	-	1,619,436.88	1,572,476.07	(46,960.81)	1,572,476.07	1,371,519.65
362341VU0	21,771,450.00	-	21,771,450.00	21,710,755.00	(60,695.00)	21,710,755.00	21,415,549.75
39538RAB5	10,694,253.20	-	10,694,253.20	10,679,952.60	(14,300.60)	10,679,952.60	7,266,124.20
39538RBB4	12,307,900.80	-	12,307,900.80	12,182,868.11	(125,032.69)	12,182,868.11	7,754,503.45
39538WHF8	29,262,766.18	-	29,262,766.18	27,411,495.65	(1,851,270.53)	27,411,495.65	19,864,672.06
39539GAA0	4,911,882.26	-	4,911,882.26	4,833,348.42	(78,533.84)	4,833,348.42	3,464,247.50
41161PA86	1,701,828.45	-	1,701,828.45	1,490,786.97	(211,041.48)	1,490,786.97	1,629,532.89
41161PHC0	7,493,920.50	-	7,493,920.50	7,389,844.26	(104,076.24)	7,389,844.26	6,175,852.78
41161PHU0	7,220,810.42	-	7,220,810.42	7,137,267.24	(83,543.18)	7,137,267.24	5,910,800.55
41161PKH5	562,454.98	-	562,454.98	541,505.18	(20,949.80)	541,505.18	370,018.19
41161PL43	19,129,744.68	-	19,129,744.68	18,426,719.98	(703,024.70)	18,426,719.98	13,224,900.44
41161PLR2	12,391,086.67	-	12,391,086.67	11,998,519.49	(392,567.18)	11,998,519.49	8,450,271.26
41161PMG5	15,199,514.54	-	15,199,514.54	14,982,039.32	(217,475.22)	14,982,039.32	10,383,699.50
41161PQU0	13,000,530.43	-	13,000,530.43	12,696,117.28	(304,413.15)	12,696,117.28	8,751,337.13
41161PTN3	2,124,055.82	-	2,124,055.82	2,081,083.69	(42,972.13)	2,081,083.69	1,505,550.45
41161PTP8	553,076.04	-	553,076.04	456,920.13	(96,155.91)	456,920.13	453,781.11
41161PWB5	7,065,569.62	-	7,065,569.62	6,885,660.55	(179,909.07)	6,885,660.55	4,510,555.76
41161PXH1	742,271.49	-	742,271.49	742,271.73	0.24	742,271.73	494,617.80
41164YAB7	11,746,139.88	-	11,746,139.88	11,565,082.50	(181,057.38)	11,565,082.50	7,332,391.43
43739EAP2	18,849,512.45	-	18,849,512.45	18,784,944.99	(64,567.46)	18,784,944.99	14,536,729.90
43739EBJ5	8,949,624.81	-	8,949,624.81	8,821,659.97	(127,964.84)	8,821,659.97	7,213,477.28
43739EBS5	8,756,562.94	-	8,756,562.94	8,517,869.96	(238,692.98)	8,517,869.96	7,336,631.20
45254NJV0	960,700.04	-	960,700.04	960,700.42	0.38	960,700.42	756,983.83
45254NJX6	46,746.73	-	46,746.73	46,746.72	(0.01)	46,746.72	52,745.72
45254NKA4	224,041.93	-	224,041.93	224,041.80	(0.13)	224,041.80	332,456.94
45254NKD8	(1.32)	-	(1.32)	-	1.32	-	-
45254NKF3	5,018,653.69	-	5,018,653.69	4,908,081.05	(110,572.64)	4,908,081.05	4,300,014.50
45254NKX4	6,124,868.68	-	6,124,868.68	6,124,866.22	(2.46)	6,124,866.22	4,720,907.43
45254NMB0	1,163,166.27	-	1,163,166.27	1,161,406.97	(1,759.30)	1,161,406.97	1,068,987.98
45254NPA9	15,036,711.89	-	15,036,711.89	14,719,089.65	(317,622.24)	14,719,089.65	11,892,639.43
45254NPU5	5,258,384.35	-	5,258,384.35	5,198,365.97	(60,018.38)	5,198,365.97	3,758,246.63
45254TRX4	342,613.23	-	342,613.23	316,284.73	(26,328.50)	316,284.73	208,761.84
45254TSM7	4,225,866.17	-	4,225,866.17	3,663,996.17	(561,870.00)	3,663,996.17	2,423,868.49
45660LCN7	5,239,350.62	-	5,239,350.62	5,001,581.94	(237,768.68)	5,001,581.94	3,716,561.91
45660LW96	3,563,424.88	-	3,563,424.88	3,483,454.21	(79,970.67)	3,483,454.21	1,888,667.16
45660LYW3	4,004,451.09	-	4,004,451.09	3,891,019.56	(113,431.53)	3,891,019.56	2,574,399.43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660N2J3	$4,467,285.84	$-	$4,467,285.84	$4,293,555.15	$(173,730.69)	$4,293,555.15	$3,881,904.68
45660N2Y0	948,804.49	-	948,804.49	882,014.06	(66,790.43)	882,014.06	779,188.25
45660N5H4	5,532,813.22	-	5,532,813.22	5,316,557.23	(216,255.99)	5,316,557.23	4,369,019.25
45660NT88	37,194.86	-	37,194.86	37,194.85	(0.01)	37,194.85	30,242.64
45660NT96	2,189,864.31	-	2,189,864.31	2,189,863.24	(1.07)	2,189,863.24	2,284,044.24
45660NZY4	684,972.49	-	684,972.49	544,029.09	(140,943.40)	544,029.09	521,157.79
456612AC4	16,797,506.75	-	16,797,506.75	16,597,595.79	(199,910.96)	16,597,595.79	9,831,944.46
45667WAA6	4,524,224.47	-	4,524,224.47	4,303,109.97	(221,114.50)	4,303,109.97	3,689,400.20
466247UG6	2,482,668.34	-	2,482,668.34	2,390,848.33	(91,820.01)	2,390,848.33	2,331,608.44
466247XE8	6,371,997.72	-	6,371,997.72	6,069,584.73	(302,412.99)	6,069,584.73	4,586,230.71
46627MBQ9	12,050,725.65	-	12,050,725.65	12,032,071.53	(18,654.12)	12,032,071.53	8,788,610.44
46627MCS4	7,327,618.22	-	7,327,618.22	7,150,856.75	(176,761.47)	7,150,856.75	5,708,510.90
525221EN3	10,588,146.60	-	10,588,146.60	10,588,146.58	(0.02)	10,588,146.58	5,298,470.74
52524VAG4	13,212,894.86	-	13,212,894.86	13,089,620.17	(123,274.69)	13,089,620.17	9,184,301.55
52524YAF0	11,991,764.08	-	11,991,764.08	11,641,423.12	(350,340.96)	11,641,423.12	7,760,208.49
550279AA1	4,717,438.29	-	4,717,438.29	4,675,300.57	(42,137.72)	4,675,300.57	3,273,871.94
576433G42	8,850,528.14	-	8,850,528.14	8,129,032.12	(721,496.02)	8,129,032.12	5,594,205.80
576433H33	4,886,747.63	-	4,886,747.63	4,348,051.54	(538,696.09)	4,348,051.54	4,136,601.25
576433YN0	1,214,309.95	-	1,214,309.95	1,197,293.79	(17,016.16)	1,197,293.79	798,990.36
5899292N7	1,415,763.00	-	1,415,763.00	1,349,644.34	(66,118.66)	1,349,644.34	1,414,867.73
589929N38	1,629,558.07	-	1,629,558.07	1,594,775.54	(34,782.53)	1,594,775.54	1,610,979.53
589929X29	5,127,014.56	-	5,127,014.56	4,818,404.16	(308,610.40)	4,818,404.16	4,315,822.14
59020UQ40	1,167,867.51	-	1,167,867.51	1,155,779.25	(12,088.26)	1,155,779.25	893,776.27
59020UUJ2	4,123,214.32	-	4,123,214.32	4,076,568.14	(46,646.18)	4,076,568.14	3,933,855.78
65538DAA3	2,179,558.44	-	2,179,558.44	2,179,557.06	(1.38)	2,179,557.06	2,095,348.68
68389FBW3	27,046.37	-	27,046.37	27,046.35	(0.02)	27,046.35	24,973.66
68402CAC8	0.01	-	0.01	-	(0.01)	-	-
75114NAA2	10,646,212.81	-	10,646,212.81	10,245,995.66	(400,217.15)	10,245,995.66	7,727,336.21
76110GUG4	1,990,234.46	-	1,990,234.46	1,925,874.38	(64,360.08)	1,925,874.38	1,481,729.24
76110GVT5	2,493,562.99	-	2,493,562.99	2,486,158.33	(7,404.66)	2,486,158.33	2,178,268.75
761118FM5	9,752,737.95	-	9,752,737.95	9,354,444.30	(398,293.65)	9,354,444.30	8,617,114.44
761118KU1	7,442,272.50	-	7,442,272.50	7,430,447.20	(11,825.30)	7,430,447.20	4,644,418.74
761118NN4	10,432,656.72	-	10,432,656.72	10,204,239.05	(228,417.67)	10,204,239.05	7,033,121.76
761118RJ9	488,408.80	-	488,408.80	462,987.99	(25,420.81)	462,987.99	300,904.60
761118RM2	21,666,131.31	-	21,666,131.31	20,916,216.23	(749,915.08)	20,916,216.23	14,052,319.33
761118WP9	12,874,173.63	-	12,874,173.63	12,797,095.06	(77,078.57)	12,797,095.06	8,551,632.87
86358RE86	17,366.09	-	17,366.09	2,248.76	(15,117.33)	2,248.76	3,428.27
86358RM46	350,467.76	-	350,467.76	133,851.43	(216,616.33)	133,851.43	108,807.92
86359AHD8	438,703.87	-	438,703.87	438,703.59	(0.28)	438,703.59	330,232.94
86359AKY8	13,278.14	-	13,278.14	2,731.14	(10,547.00)	2,731.14	42,413.30
86359ANH2	1,121,987.38	-	1,121,987.38	1,121,987.74	0.36	1,121,987.74	1,433,412.38
86359BLB5	457,200.74	-	457,200.74	457,200.76	0.02	457,200.76	431,187.77
86360JAA9	12,633,558.24	-	12,633,558.24	12,470,929.45	(162,628.79)	12,470,929.45	7,166,044.85
86360JAE1	9,612,734.02	-	9,612,734.02	9,432,090.49	(180,643.53)	9,432,090.49	6,081,301.19
86360JAN1	3,973,346.86	-	3,973,346.86	3,644,430.16	(328,916.70)	3,644,430.16	2,669,203.75
86362HAA1	9,732,004.85	-	9,732,004.85	9,669,355.43	(62,649.42)	9,669,355.43	6,303,512.25
86363DAA9	11,100,750.94	-	11,100,750.94	10,787,194.86	(313,556.08)	10,787,194.86	7,266,839.92
872227AE3	2,142,462.69	-	2,142,462.69	2,141,670.14	(792.55)	2,141,670.14	1,322,792.73
88157QAL2	688,444.09	-	688,444.09	613,410.93	(75,033.16)	613,410.93	576,698.38
885220FS7	7,996,861.63	-	7,996,861.63	7,964,320.78	(32,540.85)	7,964,320.78	7,662,404.08
92922F3L0	51,484,447.88	-	51,484,447.88	49,433,429.41	(2,051,018.47)	49,433,429.41	49,833,739.27
92922F7Q5	1,876,856.60	-	1,876,856.60	1,874,122.87	(2,733.73)	1,874,122.87	1,492,812.11
92922FB72	1,326,944.28	-	1,326,944.28	1,326,944.06	(0.22)	1,326,944.06	946,078.73

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FTJ7	$1,441,180.90	$-	$1,441,180.90	$1,409,771.75	$(31,409.15)	$1,409,771.75	$1,187,199.76
92922FWU8	4,388,801.07	-	4,388,801.07	4,301,144.68	(87,656.39)	4,301,144.68	3,881,799.87
92922FZF8	9,128,522.75	-	9,128,522.75	9,128,521.67	(1.08)	9,128,521.67	8,102,814.84
9393365V1	1,972,912.19	-	1,972,912.19	1,966,439.22	(6,472.97)	1,966,439.22	1,552,139.95
939336U35	(0.06)	-	(0.06)	-	0.06	-	-
939336X65	224,509.69	-	224,509.69	223,209.26	(1,300.43)	223,209.26	176,455.82
93934FJQ6	18,077,257.88	-	18,077,257.88	18,014,476.77	(62,781.11)	18,014,476.77	11,587,831.43
941034AD2	20,442.00	-	20,442.00	16,601.98	(3,840.02)	16,601.98	13,630.00
94983CAJ6	(4.61)	-	(4.61)	-	4.61	-	-
94983YAQ2	4,572,023.01	-	4,572,023.01	4,458,425.60	(113,597.41)	4,458,425.60	4,319,656.40
DUCH1CLC4	1,109,569.70	-	1,109,569.70	-	(1,109,569.70)	-	3,433,329.60
Totals	$915,728,029.86	$-	$915,728,029.86	$889,896,058.18	$(25,831,971.68)	$889,896,058.18	$673,462,492.71

The following is the impairment listing for loan-backed securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$506,308.31	$-	$506,308.31	$353,176.22	$(153,132.09)	$353,176.22	$375,826.24
007036GB6	254,269.21	-	254,269.21	255,648.66	1,379.45	255,648.66	517,632.44
02146QAB9	15,615,907.88	-	15,615,907.88	15,589,355.94	(26,551.94)	15,589,355.94	8,862,529.56
02639MAM8	2,523,018.60	-	2,523,018.60	2,430,740.45	(92,278.15)	2,430,740.45	7,168,920.00
02660TGN7	9,402,539.49	-	9,402,539.49	9,326,784.90	(75,754.59)	9,326,784.90	5,697,189.83
02660THT3	776,911.68	-	776,911.68	756,863.76	(20,047.92)	756,863.76	625,762.47
02660TJB0	25,226,004.23	-	25,226,004.23	25,127,415.69	(98,588.54)	25,127,415.69	13,651,622.67
02660WAC0	18,928,046.80	-	18,928,046.80	18,737,015.28	(191,031.52)	18,737,015.28	11,917,720.39
02660XAD6	13,917,317.42	-	13,917,317.42	13,760,235.52	(157,081.90)	13,760,235.52	8,037,153.38
026929AD1	9,915,586.21	-	9,915,586.21	9,608,012.45	(307,573.76)	9,608,012.45	5,712,241.06
040104QN4	4,369,066.86	-	4,369,066.86	4,328,678.79	(40,388.07)	4,328,678.79	3,590,532.48
05946XYP2	1,209,333.00	-	1,209,333.00	1,174,538.24	(34,794.76)	1,174,538.24	712,239.44
05949AHG8	5,673,610.00	-	5,673,610.00	5,542,818.30	(130,791.70)	5,542,818.30	5,513,028.70
05949ALH1	2,690,654.41	-	2,690,654.41	2,629,721.17	(60,933.24)	2,629,721.17	2,547,139.95
05949AZG8	2,070,443.86	-	2,070,443.86	2,034,655.86	(35,788.00)	2,034,655.86	2,055,226.03
05950DAA8	11,626,583.47	-	11,626,583.47	11,290,314.75	(336,268.72)	11,290,314.75	9,332,578.42
05950HAA9	23,693,004.00	-	23,693,004.00	23,141,186.59	(551,817.41)	23,141,186.59	21,985,696.99
06050HKY3	9,503.64	-	9,503.64	7,749.13	(1,754.51)	7,749.13	107,180.90
06652DAA7	7,169,884.57	-	7,169,884.57	7,081,292.54	(88,592.03)	7,081,292.54	4,403,738.16
07384MS60	2,767,075.46	-	2,767,075.46	2,744,790.96	(22,284.50)	2,744,790.96	2,468,965.02
07384YPP5	1,439,498.04	-	1,439,498.04	1,427,416.79	(12,081.25)	1,427,416.79	994,511.08
073854AB7	14,547,536.61	-	14,547,536.61	14,547,268.23	(268.38)	14,547,268.23	9,593,662.37
07386HCM1	410,475.68	-	410,475.68	410,433.82	(41.86)	410,433.82	717,764.47
07386HMB4	2,206,212.41	-	2,206,212.41	2,145,816.24	(60,396.17)	2,145,816.24	2,086,610.95
07386HNQ0	1,169,143.68	-	1,169,143.68	1,138,098.65	(31,045.03)	1,138,098.65	1,120,711.53
07386HSP7	6,077,267.22	-	6,077,267.22	6,034,343.44	(42,923.78)	6,034,343.44	4,050,313.56
073879QF8	780,701.59	-	780,701.59	693,663.03	(87,038.56)	693,663.03	738,464.62
07820QAY1	16,108,296.95	-	16,108,296.95	15,376,997.11	(731,299.84)	15,376,997.11	11,890,461.34
12667FBJ3	2,103,346.28	-	2,103,346.28	2,024,597.73	(78,748.55)	2,024,597.73	1,854,457.95
12667GCB7	1,195,371.77	-	1,195,371.77	1,191,200.19	(4,171.58)	1,191,200.19	1,004,191.24
12667GME0	17,325,071.43	-	17,325,071.43	16,991,998.09	(333,073.34)	16,991,998.09	9,680,970.89
12667GR62	10,640,126.93	-	10,640,126.93	10,486,910.78	(153,216.15)	10,486,910.78	7,620,818.74
12667GRW5	629,260.22	-	629,260.22	572,770.13	(56,490.09)	572,770.13	381,768.44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GS20	$14,572,605.05	$-	$14,572,605.05	$14,373,064.89	$(199,540.16)	$14,373,064.89	$8,512,118.07
12667GWF6	8,897,691.57	-	8,897,691.57	8,517,914.13	(379,777.44)	8,517,914.13	4,272,853.01
12667GYX5	1,082,911.40	-	1,082,911.40	1,077,219.96	(5,691.44)	1,077,219.96	1,123,147.89
12668A4B8	15,533,914.88	-	15,533,914.88	15,474,216.29	(59,698.59)	15,474,216.29	8,802,192.78
12668ACG8	4,356,285.62	-	4,356,285.62	4,309,198.33	(47,087.29)	4,309,198.33	3,763,154.21
12668ACY9	868,763.35	-	868,763.35	867,274.80	(1,488.55)	867,274.80	683,676.64
12668ACZ6	3,947,481.62	-	3,947,481.62	3,886,617.25	(60,864.37)	3,886,617.25	2,443,991.14
12668AEV3	12,695,114.86	-	12,695,114.86	12,478,946.20	(216,168.66)	12,478,946.20	8,251,505.28
12668AGW9	3,107,369.65	-	3,107,369.65	3,101,153.13	(6,216.52)	3,101,153.13	2,597,850.08
12668AVP7	7,795,129.40	-	7,795,129.40	7,710,857.18	(84,272.22)	7,710,857.18	5,193,835.03
12668BB77	25,925,996.12	-	25,925,996.12	25,497,768.88	(428,227.24)	25,497,768.88	15,727,296.84
126694YM4	3,515,131.96	-	3,515,131.96	3,471,228.69	(43,903.27)	3,471,228.69	2,117,464.43
12669B3B6	68,214.25	-	68,214.25	66,602.80	(1,611.45)	66,602.80	51,400.25
12669D3C0	453,249.42	-	453,249.42	353,922.19	(99,327.23)	353,922.19	263,386.11
12669EH33	215,121.06	-	215,121.06	210,774.42	(4,346.64)	210,774.42	201,438.70
12669FKR3	279,676.82	-	279,676.82	277,047.74	(2,629.08)	277,047.74	301,602.52
12669FW82	1,169,473.44	-	1,169,473.44	1,146,440.40	(23,033.04)	1,146,440.40	827,311.10
12669FXR9	514,806.49	-	514,806.49	501,446.89	(13,359.60)	501,446.89	386,818.82
12669GKH3	13,531,928.86	-	13,531,928.86	13,130,558.67	(401,370.19)	13,130,558.67	9,553,324.53
12669GMS7	265,714.32	-	265,714.32	254,490.25	(11,224.07)	254,490.25	164,688.31
12669GRM5	3,116,727.52	-	3,116,727.52	3,005,357.24	(111,370.28)	3,005,357.24	1,846,875.23
12669GRQ6	8,208,780.53	-	8,208,780.53	7,895,004.10	(313,776.43)	7,895,004.10	5,315,178.31
12669GTV3	406,174.77	-	406,174.77	397,648.68	(8,526.09)	397,648.68	237,224.62
12669GUR0	3,897,655.17	-	3,897,655.17	3,790,370.36	(107,284.81)	3,790,370.36	2,290,779.49
12669GXW6	351,507.25	-	351,507.25	242,202.43	(109,304.82)	242,202.43	302,225.04
17307G3D8	(2,831.79)	-	(2,831.79)	136,992.27	139,824.06	136,992.27	560,952.38
17307GH76	169,958.43	-	169,958.43	169,980.47	22.04	169,980.47	272,520.48
17307GMQ8	5,854,785.11	-	5,854,785.11	5,610,286.82	(244,498.29)	5,610,286.82	5,720,968.02
17307GN79	9,961.84	-	9,961.84	9,740.23	(221.61)	9,740.23	21.27
17307GYD4	2,163,091.47	-	2,163,091.47	2,117,675.19	(45,416.28)	2,117,675.19	2,012,594.06
17309QAM6	2,231.78	-	2,231.78	2,045.33	(186.45)	2,045.33	8,518.50
22540V3F7	614,939.20	-	614,939.20	642,839.28	27,900.08	642,839.28	802,463.44
22540VGA4	1,141,469.95	-	1,141,469.95	1,031,537.18	(109,932.77)	1,031,537.18	985,574.79
22541NFL8	4,185,481.58	-	4,185,481.58	4,238,604.97	53,123.39	4,238,604.97	4,604,142.07
22541NUB3	1,133,961.51	-	1,133,961.51	1,081,132.81	(52,828.70)	1,081,132.81	1,568,255.10
22541Q4M1	174,571.43	-	174,571.43	174,967.62	396.19	174,967.62	635,650.80
22541QA44	798,759.12	-	798,759.12	517,358.63	(281,400.49)	517,358.63	519,951.58
22541QDA7	352,039.95	-	352,039.95	356,009.77	3,969.82	356,009.77	482,452.65
22541QFK3	130,407.84	-	130,407.84	132,038.88	1,631.04	132,038.88	270,560.57
22541QQR6	382,964.24	-	382,964.24	272,985.26	(109,978.98)	272,985.26	358,824.15
22541SJV1	1,057,682.99	-	1,057,682.99	1,018,477.92	(39,205.07)	1,018,477.92	1,096,086.72
225458RG5	1,992.31	-	1,992.31	312.85	(1,679.46)	312.85	61,487.86
225458UJ5	6,787,545.89	-	6,787,545.89	6,604,453.51	(183,092.38)	6,604,453.51	6,380,656.44
23245QAA7	2,439,694.46	-	2,439,694.46	2,401,175.93	(38,518.53)	2,401,175.93	1,513,637.22
23332UAC8	5,024,072.52	-	5,024,072.52	4,976,576.38	(47,496.14)	4,976,576.38	3,944,809.11
23332UAR5	9,032,091.21	-	9,032,091.21	8,941,930.52	(90,160.69)	8,941,930.52	6,452,561.01
23332UAS3	129,042.66	-	129,042.66	119,917.67	(9,124.99)	119,917.67	85,819.11
23332UBV5	5,973,723.07	-	5,973,723.07	5,899,242.77	(74,480.30)	5,899,242.77	3,415,484.67
23332UBW3	337,464.82	-	337,464.82	318,124.29	(19,340.53)	318,124.29	234,381.54
23332UCM4	576,823.93	-	576,823.93	570,846.02	(5,977.91)	570,846.02	370,446.09
23332UDU5	20,204,339.08	-	20,204,339.08	20,006,668.76	(197,670.32)	20,006,668.76	12,335,262.11
251510FB4	6,701,660.92	-	6,701,660.92	6,315,048.92	(386,612.00)	6,315,048.92	5,193,498.11
251510NB5	4,751,223.62	-	4,751,223.62	4,725,815.34	(25,408.28)	4,725,815.34	3,660,819.35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
251510NC3	$13,316,951.71	$-	$13,316,951.71	$13,093,212.80	$(223,738.91)	$13,093,212.80	$3,319,842.40
25151AAA9	5,678,742.53	-	5,678,742.53	5,510,894.90	(167,847.63)	5,510,894.90	3,340,211.88
30251YAB4	8,679,088.82	-	8,679,088.82	8,561,752.38	(117,336.44)	8,561,752.38	6,544,203.63
318340AB2	715,302.51	-	715,302.51	655,084.75	(60,217.76)	655,084.75	446,529.20
32051DCK6	513,662.86	-	513,662.86	510,570.16	(3,092.70)	510,570.16	513,940.90
32056CAH2	16,767,750.62	-	16,767,750.62	16,353,102.24	(414,648.38)	16,353,102.24	14,579,877.39
36185NXT2	812,739.52	-	812,739.52	724,971.02	(87,768.50)	724,971.02	517,197.87
36228FWU6	694,852.71	-	694,852.71	749,918.41	55,065.70	749,918.41	791,443.30
362341XE4	21,136,351.60	-	21,136,351.60	20,955,566.63	(180,784.97)	20,955,566.63	19,996,964.12
36242DBJ1	3,170,252.21	-	3,170,252.21	3,172,205.57	1,953.36	3,172,205.57	3,239,843.01
36242DBZ5	221,127.41	-	221,127.41	220,508.65	(618.76)	220,508.65	384,723.37
36242DGA5	26,686.51	-	26,686.51	25,556.13	(1,130.38)	25,556.13	65,810.87
362480AD7	15,306,913.54	-	15,306,913.54	14,574,735.22	(732,178.32)	14,574,735.22	7,560,686.39
39538RAB5	11,224,577.04	-	11,224,577.04	11,122,756.39	(101,820.65)	11,122,756.39	6,722,573.82
39538RBB4	12,902,584.04	-	12,902,584.04	12,756,707.71	(145,876.33)	12,756,707.71	7,503,703.19
39538WFH6	10,533,879.56	-	10,533,879.56	10,524,374.24	(9,505.32)	10,524,374.24	5,655,248.05
40431KAA8	121,802.54	-	121,802.54	114,791.99	(7,010.55)	114,791.99	111,007.64
41161PA86	1,742,333.74	-	1,742,333.74	1,710,310.67	(32,023.07)	1,710,310.67	1,468,274.23
41161PFR9	1,245,597.66	-	1,245,597.66	1,220,998.45	(24,599.21)	1,220,998.45	910,061.29
41161PHC0	7,878,255.67	-	7,878,255.67	7,809,346.73	(68,908.94)	7,809,346.73	5,473,551.13
41161PHU0	7,500,110.99	-	7,500,110.99	7,320,065.85	(180,045.14)	7,320,065.85	5,172,272.42
41161PKH5	592,949.88	-	592,949.88	569,082.74	(23,867.14)	569,082.74	358,108.55
41161PL43	20,595,562.12	-	20,595,562.12	19,672,347.51	(923,214.61)	19,672,347.51	12,528,065.18
41161PLR2	12,836,963.57	-	12,836,963.57	12,695,687.26	(141,276.31)	12,695,687.26	7,998,693.58
41161PMG5	15,744,794.38	-	15,744,794.38	15,582,186.39	(162,607.99)	15,582,186.39	10,014,326.46
41161PQU0	13,504,506.01	-	13,504,506.01	13,332,870.43	(171,635.58)	13,332,870.43	8,314,454.20
41161PTN3	2,260,140.25	-	2,260,140.25	2,212,892.84	(47,247.41)	2,212,892.84	1,368,737.99
41161PTP8	680,197.69	-	680,197.69	598,977.79	(81,219.90)	598,977.79	457,820.41
41161PWB5	7,354,902.36	-	7,354,902.36	7,268,594.83	(86,307.53)	7,268,594.83	4,269,594.44
41161PXH1	776,649.84	-	776,649.84	766,983.13	(9,666.71)	766,983.13	482,256.96
43739EAP2	19,692,319.83	-	19,692,319.83	19,508,136.31	(184,183.52)	19,508,136.31	13,873,164.06
43739EBJ5	9,184,578.52	-	9,184,578.52	9,114,977.67	(69,600.85)	9,114,977.67	6,852,275.05
43739EBS5	9,143,774.50	-	9,143,774.50	9,082,906.22	(60,868.28)	9,082,906.22	7,705,855.81
45254NHV2	332,389.41	-	332,389.41	313,830.68	(18,558.73)	313,830.68	265,469.93
45254NJG3	1,377,791.28	-	1,377,791.28	1,354,996.46	(22,794.82)	1,354,996.46	1,129,754.73
45254NJP3	152,018.01	-	152,018.01	140,003.86	(12,014.15)	140,003.86	129,263.01
45254NJV0	995,748.62	-	995,748.62	988,034.44	(7,714.18)	988,034.44	756,422.83
45254NJX6	216,997.26	-	216,997.26	216,470.47	(526.79)	216,470.47	258,370.87
45254NKA4	288,007.59	-	288,007.59	283,824.85	(4,182.74)	283,824.85	397,161.74
45254NKD8	4,163,419.14	-	4,163,419.14	4,127,893.53	(35,525.61)	4,127,893.53	3,969,187.94
45254NKF3	5,292,740.94	-	5,292,740.94	5,242,219.68	(50,521.26)	5,242,219.68	3,773,830.28
45254NKX4	6,353,961.96	-	6,353,961.96	6,306,017.08	(47,944.88)	6,306,017.08	4,304,014.72
45254NNP8	13,266,078.73	-	13,266,078.73	13,152,113.39	(113,965.34)	13,152,113.39	9,503,832.30
45254NPA9	15,520,191.56	-	15,520,191.56	15,475,441.54	(44,750.02)	15,475,441.54	12,262,190.30
45254NPG6	996,338.48	-	996,338.48	905,927.98	(90,410.50)	905,927.98	793,927.97
45254NPU5	5,533,130.64	-	5,533,130.64	5,491,689.68	(41,440.96)	5,491,689.68	3,980,838.30
45254TMK7	56,050.75	-	56,050.75	37,555.51	(18,495.24)	37,555.51	53,697.02
45254TRX4	353,067.87	-	353,067.87	343,129.92	(9,937.95)	343,129.92	231,170.18
45254TSM7	4,367,917.64	-	4,367,917.64	4,328,472.29	(39,445.35)	4,328,472.29	2,567,817.37
45660LCN7	5,472,177.70	-	5,472,177.70	5,390,194.71	(81,982.99)	5,390,194.71	3,620,366.97
45660LKW8	25,766,539.07	-	25,766,539.07	25,517,687.60	(248,851.47)	25,517,687.60	16,653,183.47
45660LW96	3,742,859.43	-	3,742,859.43	3,616,865.10	(125,994.33)	3,616,865.10	1,821,127.78
45660LWD7	3,092,990.17	-	3,092,990.17	3,063,168.12	(29,822.05)	3,063,168.12	3,064,126.77

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LY94	$710,081.02	$-	$710,081.02	$664,588.51	$(45,492.51)	$664,588.51	$436,301.78
45660LYW3	4,338,757.38	-	4,338,757.38	4,137,427.14	(201,330.24)	4,137,427.14	2,358,974.34
45660N2J3	4,759,368.30	-	4,759,368.30	4,704,783.71	(54,584.59)	4,704,783.71	3,829,197.67
45660N5H4	5,740,656.83	-	5,740,656.83	5,660,656.62	(80,000.21)	5,660,656.62	3,872,076.18
45660NQ24	2,238,734.56	-	2,238,734.56	2,225,202.60	(13,531.96)	2,225,202.60	2,147,664.58
45660NRB3	873,931.14	-	873,931.14	733,712.66	(140,218.48)	733,712.66	557,496.77
45660NS30	2,399,798.33	-	2,399,798.33	2,342,587.50	(57,210.83)	2,342,587.50	1,564,347.79
45660NT88	81,305.41	-	81,305.41	79,756.60	(1,548.81)	79,756.60	59,909.07
45660NT96	2,428,975.11	-	2,428,975.11	2,394,834.90	(34,140.21)	2,394,834.90	2,121,465.65
456612AC4	17,568,383.14	-	17,568,383.14	17,378,177.11	(190,206.03)	17,378,177.11	9,481,062.69
45664BAE7	1,352.25	-	1,352.25	61.25	(1,291.00)	61.25	12,563.89
45667WAA6	4,792,234.28	-	4,792,234.28	4,754,531.33	(37,702.95)	4,754,531.33	3,691,509.88
466247UG6	2,713,861.54	-	2,713,861.54	2,600,556.10	(113,305.44)	2,600,556.10	2,415,145.39
466247XE8	6,758,424.68	-	6,758,424.68	6,634,885.67	(123,539.01)	6,634,885.67	4,638,042.23
46627MBQ9	12,706,165.18	-	12,706,165.18	12,614,172.88	(91,992.30)	12,614,172.88	8,982,476.80
46627MCS4	7,769,242.62	-	7,769,242.62	7,627,593.60	(141,649.02)	7,627,593.60	5,761,375.34
46629QAR7	108.28	-	108.28	21.19	(87.09)	21.19	3,762.27
52520MFT5	18,990.36	-	18,990.36	16,017.61	(2,972.75)	16,017.61	127,323.98
525221EN3	13,613,792.66	-	13,613,792.66	13,586,358.28	(27,434.38)	13,586,358.28	6,517,575.94
525221JA6	20,387.82	-	20,387.82	19,195.43	(1,192.39)	19,195.43	133,769.18
52524YAF0	12,812,995.87	-	12,812,995.87	12,472,987.24	(340,008.63)	12,472,987.24	7,314,315.40
550279AA1	4,989,982.47	-	4,989,982.47	4,931,695.78	(58,286.69)	4,931,695.78	3,370,346.43
55027BAA6	15,758,456.37	-	15,758,456.37	15,758,002.47	(453.90)	15,758,002.47	8,858,836.88
576433FP6	484,938.56	-	484,938.56	233,015.00	(251,923.56)	233,015.00	198,404.69
576433G42	9,235,387.92	-	9,235,387.92	9,132,279.58	(103,108.34)	9,132,279.58	5,528,038.04
576433GW0	756,607.16	-	756,607.16	756,626.07	18.91	756,626.07	569,739.39
576433H33	5,052,309.49	-	5,052,309.49	4,998,219.91	(54,089.58)	4,998,219.91	4,077,712.18
576433NH5	1,747,988.73	-	1,747,988.73	1,715,411.82	(32,576.91)	1,715,411.82	1,402,150.68
576433RB4	291,347.44	-	291,347.44	291,445.42	97.98	291,445.42	216,017.14
576433YN0	1,243,677.58	-	1,243,677.58	1,219,560.07	(24,117.51)	1,219,560.07	786,894.23
576438AA3	3,837,541.95	-	3,837,541.95	3,741,135.74	(96,406.21)	3,741,135.74	3,178,843.42
576444AA1	1,501.36	-	1,501.36	532.47	(968.89)	532.47	-
5899293W6	629,606.67	-	629,606.67	610,744.13	(18,862.54)	610,744.13	903,352.32
589929E87	1,076,462.57	-	1,076,462.57	957,260.99	(119,201.58)	957,260.99	812,066.15
589929P69	257,235.55	-	257,235.55	281,204.89	23,969.34	281,204.89	399,641.63
589929X29	5,242,391.81	-	5,242,391.81	5,145,423.76	(96,968.05)	5,145,423.76	3,534,393.46
59020UQ40	1,299,053.15	-	1,299,053.15	1,281,103.74	(17,949.41)	1,281,103.74	957,851.97
59020UTL9	659,152.21	-	659,152.21	290,313.25	(368,838.96)	290,313.25	556,662.95
59020UXN0	94,656.80	-	94,656.80	94,491.32	(165.48)	94,491.32	249,777.75
59024WAF4	370,606.61	-	370,606.61	239,976.03	(130,630.58)	239,976.03	32,558.89
61915RAZ9	5,233.73	-	5,233.73	3,499.48	(1,734.25)	3,499.48	2,995.16
61915RBB1	7,459,436.65	-	7,459,436.65	7,370,236.70	(89,199.95)	7,370,236.70	4,686,101.70
61915RBZ8	910,109.87	-	910,109.87	884,772.79	(25,337.08)	884,772.79	535,030.15
65535VSQ2	919.60	-	919.60	75.11	(844.49)	75.11	1,239.35
65537BAG5	18,623.82	-	18,623.82	17,461.96	(1,161.86)	17,461.96	68,104.61
65538DAA3	3,462,554.95	-	3,462,554.95	3,368,116.41	(94,438.54)	3,368,116.41	2,437,872.57
68383NCA9	25,614,186.91	-	25,614,186.91	25,401,151.38	(213,035.53)	25,401,151.38	18,328,435.72
68383NCU5	9,697,732.73	-	9,697,732.73	9,616,220.52	(81,512.21)	9,616,220.52	6,663,549.29
68383NDT7	9,435,478.24	-	9,435,478.24	9,327,338.77	(108,139.47)	9,327,338.77	5,357,974.25
68389FBW3	30,268.83	-	30,268.83	30,006.94	(261.89)	30,006.94	26,585.98
68402CAC8	690,402.51	-	690,402.51	650,151.19	(40,251.32)	650,151.19	576,733.55
74927WAM6	21,742.29	-	21,742.29	438.25	(21,304.04)	438.25	5,999.54
74927XAM4	10,961.59	-	10,961.59	4,965.82	(5,995.77)	4,965.82	93.76

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GUG4	$2,151,906.35	$-	$2,151,906.35	$2,011,776.12	$(140,130.23)	$2,011,776.12	$1,477,484.29
76110GV40	3,511,988.44	-	3,511,988.44	3,458,157.55	(53,830.89)	3,458,157.55	3,144,514.14
76110GVT5	2,608,281.37	-	2,608,281.37	2,544,862.98	(63,418.39)	2,544,862.98	2,171,794.50
76110GWG2	1,904,669.72	-	1,904,669.72	1,846,585.94	(58,083.78)	1,846,585.94	1,480,379.93
76110GZR5	2,830,733.67	-	2,830,733.67	2,727,172.57	(103,561.10)	2,727,172.57	2,619,340.44
76110H4M8	173,901.94	-	173,901.94	178,199.70	4,297.76	178,199.70	226,198.30
76110HKX6	1,815,623.06	-	1,815,623.06	1,815,565.60	(57.46)	1,815,565.60	4,375,134.46
76110HKY4	96,706.90	-	96,706.90	107,840.00	11,133.10	107,840.00	456,938.64
761118FM5	10,258,764.81	-	10,258,764.81	10,107,369.93	(151,394.88)	10,107,369.93	8,649,658.14
761118KU1	7,864,281.28	-	7,864,281.28	7,763,351.40	(100,929.88)	7,763,351.40	4,722,642.75
761118NN4	10,865,451.55	-	10,865,451.55	10,713,286.05	(152,165.50)	10,713,286.05	6,664,737.32
761118RJ9	512,042.11	-	512,042.11	500,603.65	(11,438.46)	500,603.65	289,932.97
761118RM2	22,478,465.29	-	22,478,465.29	22,126,529.15	(351,936.14)	22,126,529.15	12,932,212.80
79549AYA1	1,391,036.96	-	1,391,036.96	1,237,797.08	(153,239.88)	1,237,797.08	771,127.21
79549AYB9	103,695.13	-	103,695.13	76,467.80	(27,227.33)	76,467.80	96,547.72
81744FJH1	280,763.95	-	280,763.95	278,042.85	(2,721.10)	278,042.85	186,558.02
863579DV7	861,077.80	-	861,077.80	502,212.89	(358,864.91)	502,212.89	223,282.96
863579KG2	3,564,434.40	-	3,564,434.40	3,458,836.41	(105,597.99)	3,458,836.41	2,675,888.50
863579YR3	8,639,569.03	-	8,639,569.03	8,548,863.56	(90,705.47)	8,548,863.56	5,886,140.24
86358HRL5	32,228.03	-	32,228.03	-	(32,228.03)	-	28,814.20
86358R3Q8	1,431,054.34	-	1,431,054.34	1,403,225.73	(27,828.61)	1,403,225.73	898,259.61
86358RA49	985,023.73	-	985,023.73	638,664.85	(346,358.88)	638,664.85	989,895.09
86358RLG0	176,593.47	-	176,593.47	39,864.17	(136,729.30)	39,864.17	135,590.97
86358RM46	418,806.87	-	418,806.87	350,865.15	(67,941.72)	350,865.15	136,985.95
86358RUM7	109,155.89	-	109,155.89	93,865.83	(15,290.06)	93,865.83	79,356.52
86358RUQ8	141,196.42	-	141,196.42	139,671.99	(1,524.43)	139,671.99	85,808.64
86359A5E9	264,596.43	-	264,596.43	263,564.52	(1,031.91)	263,564.52	216,159.86
86359ACD3	656,126.25	-	656,126.25	507,121.72	(149,004.53)	507,121.72	551,710.52
86359ADN0	1,073,524.85	-	1,073,524.85	774,365.98	(299,158.87)	774,365.98	730,270.87
86359AEH2	141,366.63	-	141,366.63	41,550.70	(99,815.93)	41,550.70	31,541.10
86359AHD8	452,608.99	-	452,608.99	443,236.83	(9,372.16)	443,236.83	339,586.43
86359AKY8	(10,547.00)	-	(10,547.00)	5,660.13	16,207.13	5,660.13	46,426.05
86359ANH2	1,458,172.13	-	1,458,172.13	1,432,403.29	(25,768.84)	1,432,403.29	1,725,769.10
86359AVY6	224,533.64	-	224,533.64	231,803.87	7,270.23	231,803.87	293,709.37
86359AXX6	1,066,811.06	-	1,066,811.06	1,134,333.93	67,522.87	1,134,333.93	1,542,683.19
86359AZE6	492,100.17	-	492,100.17	491,564.45	(535.72)	491,564.45	627,247.04
86359BLB5	1,494,987.65	-	1,494,987.65	1,451,142.79	(43,844.86)	1,451,142.79	1,346,410.99
86359LSM2	1,680,803.11	-	1,680,803.11	1,664,068.93	(16,734.18)	1,664,068.93	1,050,640.78
86360JAA9	12,930,329.94	-	12,930,329.94	12,800,678.74	(129,651.20)	12,800,678.74	7,004,562.45
86360JAN1	4,713,165.48	-	4,713,165.48	4,014,642.52	(698,522.96)	4,014,642.52	2,573,367.08
86363DAA9	11,413,218.57	-	11,413,218.57	11,310,432.42	(102,786.15)	11,310,432.42	7,023,081.39
885220FS7	8,572,565.34	-	8,572,565.34	8,438,322.89	(134,242.45)	8,438,322.89	7,843,984.83
929093AA0	1,252,834.30	-	1,252,834.30	935,033.68	(317,800.62)	935,033.68	338,058.07
929227EN2	213,179.95	-	213,179.95	179,569.89	(33,610.06)	179,569.89	186,736.90
92922F3L0	53,334,252.88	-	53,334,252.88	51,423,138.33	(1,911,114.55)	51,423,138.33	51,115,436.62
92922F4M7	4,958,037.02	-	4,958,037.02	4,916,637.79	(41,399.23)	4,916,637.79	3,817,204.07
92922F5T1	8,484,809.52	-	8,484,809.52	8,411,301.43	(73,508.09)	8,411,301.43	6,360,568.93
92922F7A0	1,420,576.36	-	1,420,576.36	808,359.63	(612,216.73)	808,359.63	1,144,308.11
92922F7Q5	11,030,151.81	-	11,030,151.81	10,921,009.73	(109,142.08)	10,921,009.73	8,015,966.71
92922FB72	1,382,053.83	-	1,382,053.83	1,369,454.62	(12,599.21)	1,369,454.62	906,685.01
92922FG77	12,404,165.49	-	12,404,165.49	11,857,723.25	(546,442.24)	11,857,723.25	11,581,387.02
92922FQ76	232,385.69	-	232,385.69	232,416.43	30.74	232,416.43	283,408.59
92922FTJ7	1,524,747.41	-	1,524,747.41	1,465,394.68	(59,352.73)	1,465,394.68	1,163,810.77

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922FW61	$1,157,312.43	$-	$1,157,312.43	$894,487.71	$(262,824.72)	$894,487.71	$902,785.82
92922FWU8	4,575,811.82	-	4,575,811.82	4,488,437.15	(87,374.67)	4,488,437.15	3,857,829.43
92922FZF8	9,673,825.63	-	9,673,825.63	9,580,940.89	(92,884.74)	9,580,940.89	7,449,739.94
92925CBB7	4,956,363.66	-	4,956,363.66	4,911,005.27	(45,358.39)	4,911,005.27	3,398,387.13
939336PT4	14,209.95	-	14,209.95	16,868.38	2,658.43	16,868.38	112,136.25
939336U35	1,637,266.69	-	1,637,266.69	1,635,985.00	(1,281.69)	1,635,985.00	1,882,267.13
939336X65	12,911,420.23	-	12,911,420.23	12,785,497.61	(125,922.62)	12,785,497.61	10,330,075.25
939336Z48	4,607,693.45	-	4,607,693.45	4,598,787.92	(8,905.53)	4,598,787.92	4,206,622.82
93934FHC9	10,118,393.98	-	10,118,393.98	9,981,069.16	(137,324.82)	9,981,069.16	5,938,722.60
93934FJQ6	18,919,093.45	-	18,919,093.45	18,636,019.20	(283,074.25)	18,636,019.20	11,053,573.31
94981VAX5	1,102,785.13	-	1,102,785.13	1,100,448.27	(2,336.86)	1,100,448.27	1,126,312.93
94983CAJ6	19,370,475.51	-	19,370,475.51	19,266,207.62	(104,267.89)	19,266,207.62	19,366,567.05
94983TAE0	11,848,927.60	-	11,848,927.60	11,491,471.25	(357,456.35)	11,491,471.25	11,104,839.58
94983YAQ2	4,828,398.16	-	4,828,398.16	4,713,842.64	(114,555.52)	4,713,842.64	4,387,123.87
94985JAG5	18,581,530.31	-	18,581,530.31	18,550,313.82	(31,216.49)	18,550,313.82	16,633,773.80
Totals	$1,362,887,892.31	$-	$1,362,887,892.31	$1,335,628,211.52	$(27,259,680.79)	$1,335,628,211.52	$975,241,505.93

The following is the impairment listing for loan-backed securities for the three months ended March 31, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$2,453,688.48	$-	$2,453,688.48	$534,425.13	$(1,919,263.35)	$534,425.13	$349,508.39
007036FY7	24,525.31	-	24,525.31	16,981.28	(7,544.03)	16,981.28	16,756.74
007036GB6	452,415.25	-	452,415.25	302,370.50	(150,044.75)	302,370.50	325,127.38
02639MAK2	18,335,555.90	-	18,335,555.90	17,087,910.65	(1,247,645.25)	17,087,910.65	14,669,129.10
02660TBF9	1,933,645.37	-	1,933,645.37	610,617.59	(1,323,027.78)	610,617.59	1,427,102.41
02660TGN7	9,518,822.57	-	9,518,822.57	9,515,580.70	(3,241.87)	9,515,580.70	5,931,888.65
02660WAC0	19,504,543.37	-	19,504,543.37	19,015,978.26	(488,565.11)	19,015,978.26	11,965,232.87
02660XAD6	14,546,896.60	-	14,546,896.60	14,122,596.11	(424,300.49)	14,122,596.11	9,346,561.00
040104QN4	4,868,078.45	-	4,868,078.45	4,749,280.59	(118,797.86)	4,749,280.59	4,159,964.26
05946XYP2	1,263,430.72	-	1,263,430.72	1,241,498.36	(21,932.36)	1,241,498.36	740,046.66
05948JAA0	377,018.03	-	377,018.03	371,560.85	(5,457.18)	371,560.85	285,985.91
05949AHG8	5,864,012.59	-	5,864,012.59	5,792,053.62	(71,958.97)	5,792,053.62	5,548,665.42
05949ALH1	2,788,640.95	-	2,788,640.95	2,767,067.21	(21,573.74)	2,767,067.21	2,708,085.34
05949AZG8	2,250,828.83	-	2,250,828.83	2,139,506.99	(111,321.84)	2,139,506.99	2,104,144.70
05950DAA8	12,137,989.08	-	12,137,989.08	11,873,752.53	(264,236.55)	11,873,752.53	9,716,423.19
05950HAA9	24,333,569.53	-	24,333,569.53	24,069,760.37	(263,809.16)	24,069,760.37	22,103,331.00
06050HKX5	726,208.27	-	726,208.27	638,679.73	(87,528.54)	638,679.73	355,148.77
06050HKY3	291,082.57	-	291,082.57	11,643.40	(279,439.17)	11,643.40	92,176.41
06652DAA7	7,594,959.54	-	7,594,959.54	7,271,154.06	(323,805.48)	7,271,154.06	4,475,435.31
07384MS60	2,967,228.97	-	2,967,228.97	2,953,642.19	(13,586.78)	2,953,642.19	2,753,314.06
07384MSP8	652,279.17	-	652,279.17	249,054.64	(403,224.53)	249,054.64	458,090.20
07384YPP5	3,540,444.57	-	3,540,444.57	1,602,667.70	(1,937,776.87)	1,602,667.70	1,002,156.71
073854AB7	15,781,621.86	-	15,781,621.86	13,982,208.45	(1,799,413.41)	13,982,208.45	9,659,937.28
07386HCM1	1,057,528.53	-	1,057,528.53	420,552.03	(636,976.50)	420,552.03	707,317.87
07386HMB4	2,544,819.91	-	2,544,819.91	2,399,703.53	(145,116.38)	2,399,703.53	2,223,400.41
07386HSP7	6,373,744.64	-	6,373,744.64	6,231,520.21	(142,224.43)	6,231,520.21	4,264,113.53
073879QF8	1,052,690.23	-	1,052,690.23	810,912.07	(241,778.16)	810,912.07	616,584.28
073879Z92	11,621,639.60	-	11,621,639.60	9,616,279.93	(2,005,359.67)	9,616,279.93	4,585,041.57
07820QAY1	17,270,978.53	-	17,270,978.53	16,334,265.50	(936,713.03)	16,334,265.50	12,391,361.40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
078446AB7	$158,000.00	$-	$158,000.00	$135,000.00	$(23,000.00)	$135,000.00	$135,000.00
12479DAC2	14,814,472.13	-	14,814,472.13	10,481,540.76	(4,332,931.37)	10,481,540.76	12,623,166.27
12629EAK1	3,305.17	-	3,305.17	1,855.03	(1,450.14)	1,855.03	16,321.24
12638PAL3	85.45	-	85.45	55.07	(30.38)	55.07	245.24
12667FUL7	765,016.22	-	765,016.22	374,418.18	(390,598.04)	374,418.18	282,015.42
12667GCB7	1,247,773.59	-	1,247,773.59	1,244,766.76	(3,006.83)	1,244,766.76	1,006,637.33
12667GME0	17,856,951.29	-	17,856,951.29	17,358,021.50	(498,929.79)	17,358,021.50	10,010,579.82
12667GR62	11,553,888.87	-	11,553,888.87	11,077,060.04	(476,828.83)	11,077,060.04	7,783,552.02
12667GRW5	752,425.95	-	752,425.95	638,937.01	(113,488.94)	638,937.01	393,389.01
12667GS20	14,984,870.18	-	14,984,870.18	14,603,479.12	(381,391.06)	14,603,479.12	8,473,996.90
12667GWF6	9,314,884.23	-	9,314,884.23	8,899,557.04	(415,327.19)	8,899,557.04	4,449,607.75
12667GYX5	1,178,006.28	-	1,178,006.28	1,148,664.89	(29,341.39)	1,148,664.89	1,172,667.48
12668A3V5	5,302.70	-	5,302.70	3,250.28	(2,052.42)	3,250.28	31,126.84
12668ACG8	4,562,252.57	-	4,562,252.57	4,428,668.32	(133,584.25)	4,428,668.32	3,839,846.65
12668ACY9	930,532.21	-	930,532.21	918,663.59	(11,868.62)	918,663.59	725,290.39
12668ACZ6	3,972,862.43	-	3,972,862.43	3,957,478.64	(15,383.79)	3,957,478.64	2,521,691.24
12668AEV3	12,945,842.36	-	12,945,842.36	12,690,145.00	(255,697.36)	12,690,145.00	7,663,002.82
12668AGW9	3,165,426.49	-	3,165,426.49	3,150,569.66	(14,856.83)	3,150,569.66	2,826,591.59
12668AVP7	8,140,249.88	-	8,140,249.88	8,083,319.57	(56,930.31)	8,083,319.57	5,455,786.21
12668BDR1	7,725.61	-	7,725.61	6,239.02	(1,486.59)	6,239.02	53,236.48
126694F86	1,138.45	-	1,138.45	142.31	(996.14)	142.31	13,742.52
126694P36	769.13	-	769.13	744.38	(24.75)	744.38	11,289.62
126694YM4	3,648,371.76	-	3,648,371.76	3,622,223.00	(26,148.76)	3,622,223.00	2,047,117.51
126694YW2	2,948.00	-	2,948.00	2,380.73	(567.27)	2,380.73	264,800.08
126694ZD3	1,177.20	-	1,177.20	993.39	(183.81)	993.39	5,467.70
12669D3C0	486,730.56	-	486,730.56	454,969.05	(31,761.51)	454,969.05	262,534.26
12669EH33	242,081.18	-	242,081.18	241,168.56	(912.62)	241,168.56	235,448.53
12669FKR3	283,550.79	-	283,550.79	282,929.33	(621.46)	282,929.33	313,015.97
12669FW82	1,232,827.80	-	1,232,827.80	1,184,490.41	(48,337.39)	1,184,490.41	843,944.08
12669FXR9	617,953.10	-	617,953.10	581,117.30	(36,835.80)	581,117.30	452,538.83
12669GKH3	14,121,110.26	-	14,121,110.26	13,692,829.24	(428,281.02)	13,692,829.24	9,975,042.83
12669GMS7	286,281.76	-	286,281.76	276,320.63	(9,961.13)	276,320.63	175,183.45
12669GRM5	3,213,471.26	-	3,213,471.26	3,139,096.50	(74,374.76)	3,139,096.50	1,864,520.48
12669GRQ6	8,410,831.51	-	8,410,831.51	8,182,866.55	(227,964.96)	8,182,866.55	5,310,114.19
12669GTV3	413,035.72	-	413,035.72	405,784.70	(7,251.02)	405,784.70	243,793.15
12669GUR0	4,029,454.29	-	4,029,454.29	3,965,969.97	(63,484.32)	3,965,969.97	2,400,594.43
161551FD3	1,657,936.70	-	1,657,936.70	1,648,866.19	(9,070.51)	1,648,866.19	1,415,497.04
17307G3D8	1,915,753.19	-	1,915,753.19	461,733.62	(1,454,019.57)	461,733.62	611,605.45
17307GH76	371,250.73	-	371,250.73	186,799.35	(184,451.38)	186,799.35	267,832.05
17307GMQ8	6,168,397.65	-	6,168,397.65	6,063,224.90	(105,172.75)	6,063,224.90	6,045,450.00
17309MAF0	38,073.65	-	38,073.65	23,798.74	(14,274.91)	23,798.74	56,073.51
17309QAM6	3,000.00	-	3,000.00	2,231.78	(768.22)	2,231.78	7,518.00
17309RAM4	3,211.91	-	3,211.91	2,006.63	(1,205.28)	2,006.63	31,031.70
17309SAM2	1,221.18	-	1,221.18	913.99	(307.19)	913.99	1,923.72
17309YAK3	265.61	-	265.61	187.26	(78.35)	187.26	1,701.14
17310UAE2	3,101.60	-	3,101.60	2,218.10	(883.50)	2,218.10	38,559.49
22540V3F7	2,275,694.27	-	2,275,694.27	698,301.03	(1,577,393.24)	698,301.03	1,301,934.10
22540V5D0	77,142.36	-	77,142.36	21,137.83	(56,004.53)	21,137.83	73,827.51
22540VFZ0	1,681,559.50	-	1,681,559.50	1,604,721.05	(76,838.45)	1,604,721.05	1,436,228.70
22540VG71	165,343.82	-	165,343.82	162,283.63	(3,060.19)	162,283.63	148,378.53
22540VGA4	1,738,277.77	-	1,738,277.77	1,186,868.24	(551,409.53)	1,186,868.24	999,172.82
22540VQ70	1,122,283.72	-	1,122,283.72	1,010,057.39	(112,226.33)	1,010,057.39	653,088.97
22541NFL8	4,821,216.43	-	4,821,216.43	4,351,713.78	(469,502.65)	4,351,713.78	4,476,331.65

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$1,398,837.57	$-	$1,398,837.57	$1,330,802.93	$(68,034.64)	$1,330,802.93	$1,058,995.73
22541NMB2	391,647.47	-	391,647.47	245,148.15	(146,499.32)	245,148.15	196,792.35
22541NTH2	114,360.35	-	114,360.35	19,467.53	(94,892.82)	19,467.53	65,910.45
22541NUB3	2,751,670.42	-	2,751,670.42	1,142,047.70	(1,609,622.72)	1,142,047.70	1,560,501.67
22541Q4M1	946,992.48	-	946,992.48	196,498.73	(750,493.75)	196,498.73	615,985.53
22541QA44	1,102,838.83	-	1,102,838.83	838,439.53	(264,399.30)	838,439.53	648,230.30
22541QDA7	893,231.21	-	893,231.21	400,784.87	(492,446.34)	400,784.87	542,856.12
22541QFK3	361,287.41	-	361,287.41	140,035.09	(221,252.32)	140,035.09	225,090.49
22541QQR6	1,031,789.48	-	1,031,789.48	389,761.48	(642,028.00)	389,761.48	349,545.67
22541SFL7	613.42	-	613.42	40.85	(572.57)	40.85	282.11
22541SJV1	3,709,003.03	-	3,709,003.03	1,069,449.76	(2,639,553.27)	1,069,449.76	1,089,416.14
22541SXR4	1,752,619.87	-	1,752,619.87	1,572,097.61	(180,522.26)	1,572,097.61	819,437.21
225458UJ5	7,110,466.01	-	7,110,466.01	7,074,122.95	(36,343.06)	7,074,122.95	6,641,529.32
225470R88	677,276.99	-	677,276.99	-	(677,276.99)	-	-
2254W0NK7	1,173,818.08	-	1,173,818.08	760,226.30	(413,591.78)	760,226.30	750,308.00
22943HAD8	11,922,928.16	-	11,922,928.16	11,833,184.00	(89,744.16)	11,833,184.00	6,567,975.00
23245QAA7	2,491,649.89	-	2,491,649.89	2,454,217.55	(37,432.34)	2,454,217.55	1,605,827.56
23332UAC8	5,477,058.53	-	5,477,058.53	5,076,677.70	(400,380.83)	5,076,677.70	4,133,497.96
23332UAR5	9,942,332.80	-	9,942,332.80	9,142,826.69	(799,506.11)	9,142,826.69	6,488,431.57
23332UAS3	176,471.15	-	176,471.15	131,790.31	(44,680.84)	131,790.31	79,869.39
23332UBG8	6,917,454.70	-	6,917,454.70	6,723,925.69	(193,529.01)	6,723,925.69	4,422,271.03
23332UBV5	6,463,303.41	-	6,463,303.41	6,155,042.41	(308,261.00)	6,155,042.41	3,652,777.34
23332UBW3	466,359.66	-	466,359.66	365,786.21	(100,573.45)	365,786.21	249,078.55
23332UCM4	620,141.55	-	620,141.55	596,863.72	(23,277.83)	596,863.72	393,036.85
23332UDU5	20,873,214.78	-	20,873,214.78	20,535,208.92	(338,005.86)	20,535,208.92	12,802,892.92
251510EH2	31,386,373.97	-	31,386,373.97	29,776,920.83	(1,609,453.14)	29,776,920.83	23,554,371.60
251510FB4	7,006,196.35	-	7,006,196.35	6,932,571.07	(73,625.28)	6,932,571.07	5,597,637.24
251510NB5	5,194,850.34	-	5,194,850.34	5,126,868.69	(67,981.65)	5,126,868.69	4,170,830.93
251510NC3	14,323,115.79	-	14,323,115.79	13,322,014.84	(1,001,100.95)	13,322,014.84	3,492,455.94
26441EAC5	251,750.00	-	251,750.00	198,750.00	(53,000.00)	198,750.00	225,000.00
30251YAB4	8,734,778.32	-	8,734,778.32	8,733,046.45	(1,731.87)	8,733,046.45	6,591,850.01
318340AB2	718,001.87	-	718,001.87	715,352.80	(2,649.07)	715,352.80	499,575.78
32051GZS7	6,893,588.46	-	6,893,588.46	6,639,958.44	(253,630.02)	6,639,958.44	6,128,064.02
32056CAH2	17,234,064.17	-	17,234,064.17	16,715,349.63	(518,714.54)	16,715,349.63	13,812,531.77
35952Z007	5,923,357.50	-	5,923,357.50	6,153,734.58	230,377.08	6,153,734.58	2,614,467.35
35952Z023	4,511,207.33	-	4,511,207.33	4,731,293.75	220,086.42	4,731,293.75	2,017,445.52
35952Z031	4,688,529.85	-	4,688,529.85	4,851,154.60	162,624.75	4,851,154.60	1,984,276.13
35952Z049	4,383,058.82	-	4,383,058.82	4,393,146.88	10,088.06	4,393,146.88	1,675,385.40
35952Z056	4,285,422.23	-	4,285,422.23	4,269,538.30	(15,883.93)	4,269,538.30	1,598,247.30
35952Z064	4,622,032.21	-	4,622,032.21	4,584,118.38	(37,913.83)	4,584,118.38	1,691,625.00
35952ZA06	12,498,712.41	-	12,498,712.41	12,575,211.46	76,499.05	12,575,211.46	4,485,745.61
35952ZA14	581,463.26	-	581,463.26	587,470.60	6,007.34	587,470.60	201,154.51
35952ZA22	891,667.03	-	891,667.03	893,126.09	1,459.06	893,126.09	311,226.52
36228F5R3	1,784,822.54	-	1,784,822.54	1,778,747.31	(6,075.23)	1,778,747.31	1,458,742.78
36228FWU6	1,556,604.65	-	1,556,604.65	823,352.71	(733,251.94)	823,352.71	812,440.43
362341XE4	22,425,896.22	-	22,425,896.22	22,368,539.44	(57,356.78)	22,368,539.44	21,086,283.99
36242D3Z4	36,379.87	-	36,379.87	15,591.36	(20,788.51)	15,591.36	37,656.00
36242DBJ1	3,438,269.83	-	3,438,269.83	3,420,420.30	(17,849.53)	3,420,420.30	3,500,314.50
36242DBZ5	429,175.02	-	429,175.02	225,117.23	(204,057.79)	225,117.23	295,550.48
36242DGA5	69,435.41	-	69,435.41	26,274.41	(43,161.00)	26,274.41	58,577.90
39538RAB5	11,623,755.02	-	11,623,755.02	11,432,435.14	(191,319.88)	11,432,435.14	7,057,154.77
39538RBB4	13,378,059.89	-	13,378,059.89	13,024,188.11	(353,871.78)	13,024,188.11	7,609,786.63
40430HCQ9	2,200.00	-	2,200.00	2,100.64	(99.36)	2,100.64	10,717.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAA8	$149,189.31	$-	$149,189.31	$142,514.17	$(6,675.14)	$142,514.17	$133,381.48
40431RAN5	1,710.12	-	1,710.12	1,258.01	(452.11)	1,258.01	16,720.13
41161PA86	1,861,912.82	-	1,861,912.82	1,793,823.19	(68,089.63)	1,793,823.19	1,456,655.50
41161PHC0	8,480,233.29	-	8,480,233.29	8,047,261.87	(432,971.42)	8,047,261.87	5,713,154.60
41161PHU0	8,069,968.77	-	8,069,968.77	7,684,462.58	(385,506.19)	7,684,462.58	5,347,306.39
41161PKH5	658,084.51	-	658,084.51	606,795.26	(51,289.25)	606,795.26	372,600.09
41161PL43	20,523,288.84	-	20,523,288.84	20,419,930.24	(103,358.60)	20,419,930.24	12,781,885.31
41161PLR2	13,321,773.78	-	13,321,773.78	12,987,652.51	(334,121.27)	12,987,652.51	8,321,877.67
41161PMG5	16,048,389.29	-	16,048,389.29	15,731,418.89	(316,970.40)	15,731,418.89	9,998,660.91
41161PQU0	13,826,326.41	-	13,826,326.41	13,555,850.58	(270,475.83)	13,555,850.58	8,626,403.84
41161PSC8	14,528.64	-	14,528.64	14,033.60	(495.04)	14,033.60	124,376.82
41161PTN3	2,302,587.27	-	2,302,587.27	2,267,897.68	(34,689.59)	2,267,897.68	1,459,874.85
41161PTP8	743,972.74	-	743,972.74	667,587.10	(76,385.64)	667,587.10	462,175.37
41161PWB5	7,452,210.68	-	7,452,210.68	7,343,571.23	(108,639.45)	7,343,571.23	4,400,431.53
41161PXH1	832,815.67	-	832,815.67	806,920.48	(25,895.19)	806,920.48	523,731.19
43739EAP2	20,692,394.62	-	20,692,394.62	20,035,045.20	(657,349.42)	20,035,045.20	14,146,968.62
43739EBJ5	9,470,912.02	-	9,470,912.02	9,396,575.94	(74,336.08)	9,396,575.94	7,270,684.58
43739EBS5	9,390,295.34	-	9,390,295.34	9,389,284.23	(1,011.11)	9,389,284.23	7,607,314.18
45254NHV2	341,137.23	-	341,137.23	339,614.90	(1,522.33)	339,614.90	116,101.73
45254NJG3	1,424,847.27	-	1,424,847.27	1,419,982.71	(4,864.56)	1,419,982.71	999,106.62
45254NJV0	1,051,000.26	-	1,051,000.26	1,018,268.36	(32,731.90)	1,018,268.36	739,380.20
45254NJX6	231,656.42	-	231,656.42	225,351.66	(6,304.76)	225,351.66	226,639.33
45254NKA4	331,844.54	-	331,844.54	318,869.14	(12,975.40)	318,869.14	283,301.03
45254NKD8	4,272,196.68	-	4,272,196.68	4,241,554.76	(30,641.92)	4,241,554.76	4,079,501.13
45254NKF3	5,411,268.71	-	5,411,268.71	5,375,358.55	(35,910.16)	5,375,358.55	3,907,449.03
45254NKX4	6,445,811.39	-	6,445,811.39	6,424,443.63	(21,367.76)	6,424,443.63	4,379,416.71
45254NNP8	14,083,007.01	-	14,083,007.01	13,666,815.37	(416,191.64)	13,666,815.37	9,121,771.55
45254NPA9	15,940,578.75	-	15,940,578.75	15,933,131.06	(7,447.69)	15,933,131.06	12,708,722.73
45254NPG6	1,175,882.71	-	1,175,882.71	1,157,848.67	(18,034.04)	1,157,848.67	738,933.65
45254NPU5	5,653,762.95	-	5,653,762.95	5,641,300.15	(12,462.80)	5,641,300.15	3,776,426.59
45254TMK7	130,530.47	-	130,530.47	62,513.91	(68,016.56)	62,513.91	54,380.80
45254TRX4	357,025.60	-	357,025.60	356,784.07	(241.53)	356,784.07	245,781.75
45254TSM7	4,512,352.74	-	4,512,352.74	4,462,272.27	(50,080.47)	4,462,272.27	2,348,642.95
45660LCN7	6,176,052.77	-	6,176,052.77	5,616,319.65	(559,733.12)	5,616,319.65	3,703,076.80
45660LKW8	26,921,535.01	-	26,921,535.01	26,267,530.99	(654,004.02)	26,267,530.99	15,970,287.96
45660LNB1	317,976.95	-	317,976.95	190,647.02	(127,329.93)	190,647.02	231,828.20
45660LW96	3,873,134.29	-	3,873,134.29	3,780,548.16	(92,586.13)	3,780,548.16	2,275,316.34
45660LWD7	3,519,060.59	-	3,519,060.59	3,203,246.84	(315,813.75)	3,203,246.84	3,190,219.08
45660LYW3	4,523,469.44	-	4,523,469.44	4,414,090.05	(109,379.39)	4,414,090.05	2,583,596.05
45660N2J3	5,481,285.28	-	5,481,285.28	4,983,344.33	(497,940.95)	4,983,344.33	4,233,633.23
45660N2Y0	1,851,786.83	-	1,851,786.83	1,737,903.11	(113,883.72)	1,737,903.11	1,309,299.43
45660N3S2	5,620,388.09	-	5,620,388.09	5,556,993.78	(63,394.31)	5,556,993.78	3,925,153.28
45660N5H4	6,500,812.68	-	6,500,812.68	5,938,529.30	(562,283.38)	5,938,529.30	4,306,102.61
45660NKM6	3,259,208.05	-	3,259,208.05	2,423,843.32	(835,364.73)	2,423,843.32	2,151,896.13
45660NRB3	943,200.26	-	943,200.26	898,173.23	(45,027.03)	898,173.23	552,152.31
45660NS30	2,728,972.76	-	2,728,972.76	2,537,015.63	(191,957.13)	2,537,015.63	2,079,122.13
45660NT88	98,741.40	-	98,741.40	82,300.74	(16,440.66)	82,300.74	56,178.65
45660NT96	2,966,466.70	-	2,966,466.70	2,475,717.93	(490,748.77)	2,475,717.93	2,182,358.43
45660NZY4	826,721.67	-	826,721.67	687,642.66	(139,079.01)	687,642.66	516,762.10
456612AC4	18,542,321.13	-	18,542,321.13	18,024,907.82	(517,413.31)	18,024,907.82	10,088,170.91
45664BAE7	13,458.26	-	13,458.26	4,435.04	(9,023.22)	4,435.04	41,190.31
45667WAA6	5,049,794.60	-	5,049,794.60	5,021,704.07	(28,090.53)	5,021,704.07	3,803,838.41
466247UG6	2,981,863.38	-	2,981,863.38	2,882,213.62	(99,649.76)	2,882,213.62	2,593,603.01

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
466247XE8	$7,074,433.96	$-	$7,074,433.96	$6,920,733.77	$(153,700.19)	$6,920,733.77	$4,953,603.90
46627MBQ9	13,368,456.37	-	13,368,456.37	13,182,036.89	(186,419.48)	13,182,036.89	9,580,139.68
46627MCS4	8,472,873.62	-	8,472,873.62	8,133,786.63	(339,086.99)	8,133,786.63	6,414,399.53
46629NAC7	144,599.24	-	144,599.24	77,491.69	(67,107.55)	77,491.69	56,704.87
46629QAR7	2,842.18	-	2,842.18	764.50	(2,077.68)	764.50	26,563.93
52520MFT5	38,001.03	-	38,001.03	37,095.72	(905.31)	37,095.72	205,939.54
525221CD7	515,379.55	-	515,379.55	289,031.50	(226,348.05)	289,031.50	80,934.70
52524YAF0	13,024,286.55	-	13,024,286.55	13,020,306.86	(3,979.69)	13,020,306.86	7,273,658.02
550279AA1	5,306,767.28	-	5,306,767.28	5,254,113.84	(52,653.44)	5,254,113.84	3,648,868.38
576429AL8	6,301.40	-	6,301.40	5,234.12	(1,067.28)	5,234.12	33,682.30
576433FP6	716,739.85	-	716,739.85	486,587.08	(230,152.77)	486,587.08	212,634.61
576433G42	9,591,132.34	-	9,591,132.34	9,403,432.27	(187,700.07)	9,403,432.27	5,740,942.78
576433GW0	1,554,838.72	-	1,554,838.72	774,679.26	(780,159.46)	774,679.26	572,154.49
576433H33	5,213,449.39	-	5,213,449.39	5,195,623.86	(17,825.53)	5,195,623.86	4,128,411.32
576433NH5	3,600,549.02	-	3,600,549.02	1,903,270.80	(1,697,278.22)	1,903,270.80	2,129,474.94
576433RB4	421,472.25	-	421,472.25	302,879.08	(118,593.17)	302,879.08	215,175.63
576433RU2	2,312,081.73	-	2,312,081.73	1,593,962.25	(718,119.48)	1,593,962.25	885,300.00
576433SE7	1,861,655.69	-	1,861,655.69	1,543,097.40	(318,558.29)	1,543,097.40	438,060.00
576433YN0	1,262,205.21	-	1,262,205.21	1,251,445.49	(10,759.72)	1,251,445.49	805,332.60
576438AA3	3,925,515.20	-	3,925,515.20	3,902,606.39	(22,908.81)	3,902,606.39	3,286,650.99
5899292N7	1,522,447.66	-	1,522,447.66	1,503,401.34	(19,046.32)	1,503,401.34	1,455,741.23
5899293W6	1,784,380.45	-	1,784,380.45	617,292.39	(1,167,088.06)	617,292.39	949,360.02
589929E87	1,242,613.94	-	1,242,613.94	1,094,053.32	(148,560.62)	1,094,053.32	809,262.50
589929P69	433,674.00	-	433,674.00	352,359.20	(81,314.80)	352,359.20	425,853.21
59020UNZ4	1,736,038.67	-	1,736,038.67	1,723,668.92	(12,369.75)	1,723,668.92	1,724,516.49
59020UQ40	1,352,319.19	-	1,352,319.19	1,333,846.58	(18,472.61)	1,333,846.58	871,546.92
59020UQ57	3,592,488.79	-	3,592,488.79	3,408,400.05	(184,088.74)	3,408,400.05	1,938,560.00
59020UTL9	1,060,471.51	-	1,060,471.51	658,719.06	(401,752.45)	658,719.06	573,387.99
59020UXN0	289,340.55	-	289,340.55	126,115.57	(163,224.98)	126,115.57	254,370.00
61748HAQ4	5,573,135.65	-	5,573,135.65	5,562,456.05	(10,679.60)	5,562,456.05	4,924,270.14
61753VAG7	960.00	-	960.00	848.91	(111.09)	848.91	2,949.59
61913PAA0	13,098,828.03	-	13,098,828.03	12,912,275.51	(186,552.52)	12,912,275.51	11,854,655.64
61915RAZ9	48,759.04	-	48,759.04	37,045.05	(11,713.99)	37,045.05	22,629.77
61915RBB1	7,685,200.98	-	7,685,200.98	7,558,357.46	(126,843.52)	7,558,357.46	4,904,245.07
65535VSQ2	4,518.45	-	4,518.45	2,304.97	(2,213.48)	2,304.97	11,382.53
65537BAG5	22,246.12	-	22,246.12	21,490.86	(755.26)	21,490.86	103,211.15
669884AF5	8,312.44	-	8,312.44	7,437.24	(875.20)	7,437.24	21,019.50
68383NCA9	26,151,132.42	-	26,151,132.42	26,085,936.31	(65,196.11)	26,085,936.31	18,722,090.34
68383NCD3	2,889,050.10	-	2,889,050.10	2,849,200.43	(39,849.67)	2,849,200.43	1,217,631.00
68383NCU5	10,531,155.88	-	10,531,155.88	9,957,837.67	(573,318.21)	9,957,837.67	7,136,628.79
68383NDT7	9,550,897.44	-	9,550,897.44	9,525,644.58	(25,252.86)	9,525,644.58	5,275,114.07
68389FBW3	31,717.29	-	31,717.29	30,640.63	(1,076.66)	30,640.63	26,629.59
68402CAC8	750,875.46	-	750,875.46	718,864.26	(32,011.20)	718,864.26	653,561.78
74927XAM4	136,826.02	-	136,826.02	64,143.68	(72,682.34)	64,143.68	245,182.35
76110H4M8	256,753.13	-	256,753.13	210,142.48	(46,610.65)	210,142.48	242,456.12
76110H5C9	302,454.33	-	302,454.33	204,912.70	(97,541.63)	204,912.70	224,082.66
76110HKX6	6,068,563.83	-	6,068,563.83	1,941,095.71	(4,127,468.12)	1,941,095.71	4,327,769.07
76110HKY4	480,547.48	-	480,547.48	138,009.92	(342,537.56)	138,009.92	465,514.66
76110W4J2	4,260.41	-	4,260.41	4,211.63	(48.78)	4,211.63	19,925.20
761118FM5	10,791,534.20	-	10,791,534.20	10,527,879.12	(263,655.08)	10,527,879.12	7,898,244.78
761118KU1	8,313,017.07	-	8,313,017.07	8,048,351.68	(264,665.39)	8,048,351.68	4,983,812.76
761118NN4	11,285,348.26	-	11,285,348.26	10,982,282.46	(303,065.80)	10,982,282.46	6,908,850.47
761118RJ9	551,317.20	-	551,317.20	522,283.81	(29,033.39)	522,283.81	290,388.31

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118RM2	$23,852,735.80	$-	$23,852,735.80	$22,619,711.71	$(1,233,024.09)	$22,619,711.71	$13,131,342.93
76112BN55	9,452.31	-	9,452.31	8,493.47	(958.84)	8,493.47	16,316.20
79549AYA1	1,661,474.21	-	1,661,474.21	1,430,138.58	(231,335.63)	1,430,138.58	776,829.25
79549AYB9	180,937.10	-	180,937.10	111,626.96	(69,310.14)	111,626.96	96,885.98
81744FDK0	2,290,812.89	-	2,290,812.89	2,269,364.54	(21,448.35)	2,269,364.54	2,049,193.36
84752CAE7	1,727,986.23	-	1,727,986.23	1,653,665.61	(74,320.62)	1,653,665.61	770,148.18
863579KG2	3,863,876.32	-	3,863,876.32	3,795,231.53	(68,644.79)	3,795,231.53	2,581,451.16
863579YR3	9,253,862.38	-	9,253,862.38	8,966,225.84	(287,636.54)	8,966,225.84	6,337,919.78
86358HQW2	18,647.07	-	18,647.07	11,537.27	(7,109.80)	11,537.27	170,667.90
86358RLG0	420,315.74	-	420,315.74	235,746.42	(184,569.32)	235,746.42	262,713.28
86358RSJ7	70,965.43	-	70,965.43	2,839.73	(68,125.70)	2,839.73	22,217.30
86358RUM7	141,829.45	-	141,829.45	109,529.72	(32,299.73)	109,529.72	80,998.92
86358RZC4	249,395.06	-	249,395.06	44,686.59	(204,708.47)	44,686.59	148,614.08
86359A5E9	378,734.74	-	378,734.74	269,582.81	(109,151.93)	269,582.81	214,794.57
86359ADN0	1,103,130.42	-	1,103,130.42	1,072,622.59	(30,507.83)	1,072,622.59	353,240.00
86359AHD8	481,419.23	-	481,419.23	449,620.06	(31,799.17)	449,620.06	352,322.46
86359AKY8	52,679.87	-	52,679.87	17,941.14	(34,738.73)	17,941.14	45,457.03
86359ANH2	1,527,343.89	-	1,527,343.89	1,488,638.16	(38,705.73)	1,488,638.16	1,376,807.19
86359AVY6	422,371.44	-	422,371.44	267,085.31	(155,286.13)	267,085.31	305,827.09
86359AXX6	2,763,277.51	-	2,763,277.51	1,351,109.47	(1,412,168.04)	1,351,109.47	2,373,641.41
86359AZE6	965,347.87	-	965,347.87	496,906.29	(468,441.58)	496,906.29	759,943.49
86359BU82	53,701.78	-	53,701.78	19,190.81	(34,510.97)	19,190.81	9,535.84
86359DUV7	59,401.60	-	59,401.60	33,520.99	(25,880.61)	33,520.99	50,754.19
86360JAA9	12,974,684.64	-	12,974,684.64	12,890,442.62	(84,242.02)	12,890,442.62	6,524,355.67
86360JAN1	4,811,749.07	-	4,811,749.07	4,725,086.83	(86,662.24)	4,725,086.83	2,678,749.74
86361EAM3	3,284.60	-	3,284.60	1,110.83	(2,173.77)	1,110.83	9,061.02
86361EAP6	222.83	-	222.83	12.38	(210.45)	12.38	1,001.48
86361HAZ7	3,464.37	-	3,464.37	3,388.30	(76.07)	3,388.30	28,500.00
86361HBA1	505.52	-	505.52	498.47	(7.05)	498.47	3,808.06
87222EAJ7	13,908.37	-	13,908.37	9,125.69	(4,782.68)	9,125.69	32,841.49
885220FS7	8,959,281.99	-	8,959,281.99	8,834,441.37	(124,840.62)	8,834,441.37	7,735,453.82
89789KAC9	5,349.85	-	5,349.85	5,037.02	(312.83)	5,037.02	25,650.00
929093AA0	1,597,428.30	-	1,597,428.30	1,268,426.46	(329,001.84)	1,268,426.46	417,820.03
929227EN2	362,543.40	-	362,543.40	220,081.19	(142,462.21)	220,081.19	205,190.99
929227XH4	330,035.94	-	330,035.94	108,846.51	(221,189.43)	108,846.51	309,717.42
92922F3L0	54,962,013.73	-	54,962,013.73	53,117,955.74	(1,844,057.99)	53,117,955.74	45,994,942.12
92922F4M7	5,050,741.75	-	5,050,741.75	5,034,693.02	(16,048.73)	5,034,693.02	3,904,442.75
92922F5T1	8,676,171.03	-	8,676,171.03	8,643,649.97	(32,521.06)	8,643,649.97	6,654,817.86
92922F7A0	1,720,425.53	-	1,720,425.53	1,411,799.08	(308,626.45)	1,411,799.08	1,117,432.55
92922F7Q5	11,539,892.29	-	11,539,892.29	11,245,157.66	(294,734.63)	11,245,157.66	8,223,180.13
92922FB72	1,439,734.90	-	1,439,734.90	1,418,949.88	(20,785.02)	1,418,949.88	908,092.62
92922FD21	1,279,734.74	-	1,279,734.74	1,279,450.92	(283.82)	1,279,450.92	1,400,419.08
92922FD47	10,872,612.85	-	10,872,612.85	10,413,753.66	(458,859.19)	10,413,753.66	8,790,572.67
92922FG77	12,617,711.34	-	12,617,711.34	12,291,484.84	(326,226.50)	12,291,484.84	11,366,981.64
92922FJ25	7,421,446.36	-	7,421,446.36	7,410,294.13	(11,152.23)	7,410,294.13	5,642,228.79
92922FQ76	387,249.10	-	387,249.10	259,480.43	(127,768.67)	259,480.43	273,547.29
92922FTJ7	1,639,831.47	-	1,639,831.47	1,553,417.00	(86,414.47)	1,553,417.00	1,119,887.92
92922FU48	7,363,473.60	-	7,363,473.60	7,011,050.80	(352,422.80)	7,011,050.80	6,577,987.03
92922FW61	1,535,445.95	-	1,535,445.95	1,327,639.87	(207,806.08)	1,327,639.87	976,050.54
92922FWU8	4,811,650.60	-	4,811,650.60	4,670,390.57	(141,260.03)	4,670,390.57	3,243,919.64
92922FZF8	10,313,637.83	-	10,313,637.83	9,963,719.10	(349,918.73)	9,963,719.10	7,467,303.34
92925CBB7	5,120,972.13	-	5,120,972.13	5,058,558.70	(62,413.43)	5,058,558.70	3,535,425.05
92926SAE6	3,145,965.68	-	3,145,965.68	3,076,277.60	(69,688.08)	3,076,277.60	2,573,226.72

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
939336PT4	$65,679.94	$-	$65,679.94	$21,740.28	$(43,939.66)	$21,740.28	$61,496.95
939336U35	1,758,275.27	-	1,758,275.27	1,720,040.22	(38,235.05)	1,720,040.22	1,819,234.99
939336X65	13,683,876.25	-	13,683,876.25	13,145,344.03	(538,532.22)	13,145,344.03	10,412,104.84
93934FHC9	10,339,448.82	-	10,339,448.82	10,120,432.78	(219,016.04)	10,120,432.78	6,211,494.25
93934FJQ6	19,266,145.77	-	19,266,145.77	19,003,975.87	(262,169.90)	19,003,975.87	11,360,421.15
93936JAM4	1,729.01	-	1,729.01	864.51	(864.50)	864.51	61,379.90
941034AD2	177,180.98	-	177,180.98	30,720.60	(146,460.38)	30,720.60	105,720.00
949775AC4	432,117.73	-	432,117.73	300,304.89	(131,812.84)	300,304.89	424,486.03
94981VAX5	1,180,397.18	-	1,180,397.18	1,173,574.31	(6,822.87)	1,173,574.31	1,175,928.82
94983CAJ6	20,750,754.03	-	20,750,754.03	20,056,492.24	(694,261.79)	20,056,492.24	20,004,332.78
94983EAH6	16,321,489.18	-	16,321,489.18	16,165,384.72	(156,104.46)	16,165,384.72	13,381,991.09
94983TAE0	12,465,453.87	-	12,465,453.87	12,376,506.12	(88,947.75)	12,376,506.12	11,193,989.73
94983YAQ2	5,185,412.71	-	5,185,412.71	4,872,833.42	(312,579.29)	4,872,833.42	4,438,067.58
L26479NN8	1,237,993.81	-	1,237,993.81	190,460.58	(1,047,533.23)	190,460.58	2,537,166.84
Totals	$1,471,905,695.71	$-	$1,471,905,695.71	$1,391,337,542.96	$(80,568,152.75)	$1,391,337,542.96	$1,015,645,802.04

The following is the impairment listing for loan-backed securities for the three months ended December 31, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$392,914.51	$-	$392,914.51	$396,890.58	$3,976.07	$396,890.58	$390,925.02
004375CT6	9,408,193.30	-	9,408,193.30	8,562,534.09	(845,659.21)	8,562,534.09	4,783,498.94
00442GAD2	2,437,254.26	-	2,437,254.26	2,602,501.89	165,247.63	2,602,501.89	2,810,710.02
00442KAD3	4,412,473.61	-	4,412,473.61	4,278,160.00	(134,313.61)	4,278,160.00	3,239,750.54
007034AQ4	7,630,054.96	-	7,630,054.96	7,276,503.83	(353,551.13)	7,276,503.83	5,818,807.85
007036CE4	27,673.33	-	27,673.33	20,400.00	(7,273.33)	20,400.00	50,000.00
007036FB7	2,492,010.21	-	2,492,010.21	2,428,083.06	(63,927.15)	2,428,083.06	342,330.05
007036FY7	46,375.37	-	46,375.37	28,660.50	(17,714.87)	28,660.50	16,435.98
007036GB6	1,099,285.00	-	1,099,285.00	485,536.41	(613,748.59)	485,536.41	334,979.48
007037BK9	1,155,650.78	-	1,155,650.78	2,329,100.40	1,173,449.62	2,329,100.40	2,348,442.68
02146QAB9	16,240,391.54	-	16,240,391.54	16,015,900.25	(224,491.29)	16,015,900.25	9,877,931.55
02146TAQ0	18,632,146.52	-	18,632,146.52	18,310,000.00	(322,146.52)	18,310,000.00	16,689,902.25
02146YAD8	24,373,978.67	-	24,373,978.67	24,025,206.43	(348,772.24)	24,025,206.43	15,110,724.55
02147CAA1	10,872,095.79	-	10,872,095.79	10,865,188.19	(6,907.60)	10,865,188.19	6,604,821.67
02147DAB7	13,298,121.74	-	13,298,121.74	13,109,767.02	(188,354.72)	13,109,767.02	7,654,768.27
02147DAV3	2,278,949.00	-	2,278,949.00	2,659,475.64	380,526.64	2,659,475.64	1,973,882.50
02150MAB1	15,971,550.45	-	15,971,550.45	15,530,800.00	(440,750.45)	15,530,800.00	10,502,951.56
02660CAH3	679,469.69	-	679,469.69	321,326.38	(358,143.31)	321,326.38	235,266.88
02660TGN7	10,110,253.97	-	10,110,253.97	10,120,160.05	9,906.08	10,120,160.05	5,690,126.55
02660THA4	46,875.57	-	46,875.57	24,528.00	(22,347.57)	24,528.00	46,199.66
02660THL0	2,025,163.17	-	2,025,163.17	1,930,386.02	(94,777.15)	1,930,386.02	1,187,872.53
02660THT3	858,211.34	-	858,211.34	850,081.22	(8,130.12)	850,081.22	619,923.02
026929AD1	10,298,954.58	-	10,298,954.58	10,276,184.27	(22,770.31)	10,276,184.27	5,997,805.45
040104QN4	5,462,960.22	-	5,462,960.22	5,226,483.12	(236,477.10)	5,226,483.12	4,367,234.37
040104RV5	3,393,536.86	-	3,393,536.86	3,270,607.13	(122,929.73)	3,270,607.13	2,293,163.73
040104TF8	246,802.64	-	246,802.64	198,581.55	(48,221.09)	198,581.55	88,737.21
040104TG6	1,456,597.13	-	1,456,597.13	1,425,744.54	(30,852.59)	1,425,744.54	1,064,187.77
04012XAC9	586,310.20	-	586,310.20	319,925.46	(266,384.74)	319,925.46	216,293.42
05946XYB3	101,049.09	-	101,049.09	78,147.33	(22,901.76)	78,147.33	99,674.88
05948XPR6	2,082,465.13	-	2,082,465.13	557,100.77	(1,525,364.36)	557,100.77	1,231,958.53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$474,971.01	$-	$474,971.01	$91,470.39	$(383,500.62)	$91,470.39	$188,272.14
05948XVH1	1,497,402.87	-	1,497,402.87	306,092.32	(1,191,310.55)	306,092.32	528,786.24
05948XVJ7	875,432.60	-	875,432.60	59,070.79	(816,361.81)	59,070.79	194,455.04
05949ALH1	2,910,262.88	-	2,910,262.88	2,855,947.26	(54,315.62)	2,855,947.26	2,746,262.47
05949AZG8	2,582,766.65	-	2,582,766.65	2,576,970.81	(5,795.84)	2,576,970.81	2,207,564.74
05950DAA8	12,267,524.43	-	12,267,524.43	12,223,571.80	(43,952.63)	12,223,571.80	9,373,865.03
07325VAG9	2,691,014.91	-	2,691,014.91	2,754,647.19	63,632.28	2,754,647.19	2,386,917.47
07384YNJ1	1,567,883.79	-	1,567,883.79	1,456,356.93	(111,526.86)	1,456,356.93	1,508,651.85
07384YPP5	4,596,090.24	-	4,596,090.24	3,674,174.67	(921,915.57)	3,674,174.67	999,108.79
073852AD7	2,164,167.52	-	2,164,167.52	1,934,225.00	(229,942.52)	1,934,225.00	1,185,850.00
07386HCM1	1,410,030.52	-	1,410,030.52	1,056,536.60	(353,493.92)	1,056,536.60	706,759.77
07386HCP4	184,720.16	-	184,720.16	39,486.65	(145,233.51)	39,486.65	69,911.61
07386HEN7	795,472.39	-	795,472.39	82,841.96	(712,630.43)	82,841.96	167,872.33
07386HHW4	28,412.44	-	28,412.44	23,711.51	(4,700.93)	23,711.51	118,363.69
07386HJL6	383,091.71	-	383,091.71	153,449.10	(229,642.61)	153,449.10	282,792.72
07386HLU3	9,848.96	-	9,848.96	8,937.40	(911.56)	8,937.40	68,639.21
07386HTQ4	415,178.41	-	415,178.41	250,591.67	(164,586.74)	250,591.67	347,054.18
073879PA0	1,795,558.69	-	1,795,558.69	1,668,300.00	(127,258.69)	1,668,300.00	661,470.00
073879QF8	1,097,646.34	-	1,097,646.34	1,108,896.41	11,250.07	1,108,896.41	629,200.12
073879Z92	11,677,483.85	-	11,677,483.85	11,388,410.35	(289,073.50)	11,388,410.35	3,777,103.02
07387AFA8	377,451.26	-	377,451.26	108,445.71	(269,005.55)	108,445.71	219,172.61
07387UHB0	2,977.83	-	2,977.83	-	(2,977.83)	-	9,898.61
07388UAB6	1,532,487.32	-	1,532,487.32	1,506,514.36	(25,972.96)	1,506,514.36	1,323,491.65
07389LAA7	854,961.17	-	854,961.17	851,520.28	(3,440.89)	851,520.28	759,409.75
07389PAY6	354,984.94	-	354,984.94	293,211.80	(61,773.14)	293,211.80	285,271.62
07389VAA5	1,725,560.82	-	1,725,560.82	1,715,357.28	(10,203.54)	1,715,357.28	1,617,545.00
07400XAB4	3,600,099.61	-	3,600,099.61	3,429,090.00	(171,009.61)	3,429,090.00	1,712,050.20
07401EAA7	10,274,180.08	-	10,274,180.08	10,365,076.78	90,896.70	10,365,076.78	8,625,676.27
07401LAA1	15,877,589.54	-	15,877,589.54	15,533,760.67	(343,828.87)	15,533,760.67	9,168,168.09
07401LAQ6	4,389,861.34	-	4,389,861.34	4,162,869.65	(226,991.69)	4,162,869.65	2,452,575.10
07401LAU7	(5,586.31)	-	(5,586.31)	-	5,586.31	-	-
07820QAY1	17,991,396.58	-	17,991,396.58	17,874,223.26	(117,173.32)	17,874,223.26	12,522,069.85
078446AB7	166,400.00	-	166,400.00	158,000.00	(8,400.00)	158,000.00	158,000.00
12489WQE7	1,538,342.85	-	1,538,342.85	1,345,000.00	(193,342.85)	1,345,000.00	927,180.00
12489WQH0	103,752.46	-	103,752.46	46,000.00	(57,752.46)	46,000.00	88,533.52
1248MEAE9	1,353,070.11	-	1,353,070.11	1,200,600.00	(152,470.11)	1,200,600.00	1,125,220.73
1248MEAG4	955,591.98	-	955,591.98	943,054.18	(12,537.80)	943,054.18	980,168.04
1248RHAD9	4,642,110.21	-	4,642,110.21	4,350,796.19	(291,314.02)	4,350,796.19	2,686,481.24
12498NAB9	1,296,327.42	-	1,296,327.42	1,300,043.64	3,716.22	1,300,043.64	1,022,226.52
12567AAF4	469,562.67	-	469,562.67	464,059.25	(5,503.42)	464,059.25	705,163.45
12629EAK1	16,909.19	-	16,909.19	8,122.99	(8,786.20)	8,122.99	44,561.95
12638PAL3	1,058.97	-	1,058.97	889.65	(169.32)	889.65	7,735.64
126670JD1	1,422,556.94	-	1,422,556.94	1,345,460.94	(77,096.00)	1,345,460.94	1,209,221.78
126670KN7	1,882,551.51	-	1,882,551.51	1,819,500.00	(63,051.51)	1,819,500.00	828,559.17
126670LP1	5,761,620.57	-	5,761,620.57	4,200,800.00	(1,560,820.57)	4,200,800.00	2,006,123.20
126670WT1	5,049,493.61	-	5,049,493.61	5,048,456.17	(1,037.44)	5,048,456.17	3,955,237.36
12667F2A2	107,950.75	-	107,950.75	81,501.98	(26,448.77)	81,501.98	57,031.63
12667GR62	12,034,217.30	-	12,034,217.30	12,073,212.23	38,994.93	12,073,212.23	7,916,470.73
12667GRW5	799,879.55	-	799,879.55	797,958.85	(1,920.70)	797,958.85	404,879.54
12667GS20	15,311,868.14	-	15,311,868.14	15,354,951.99	43,083.85	15,354,951.99	8,628,835.58
12667GWF6	9,652,027.05	-	9,652,027.05	9,489,259.99	(162,767.06)	9,489,259.99	4,902,737.70
12667NAC2	251,911.17	-	251,911.17	249,866.00	(2,045.17)	249,866.00	218,280.00
12668A3Q6	9,699,104.28	-	9,699,104.28	9,668,991.25	(30,113.03)	9,668,991.25	3,546,923.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668A3V5	$6,673.14	$-	$6,673.14	$5,302.70	$(1,370.44)	$5,302.70	$30,555.79
12668A4B8	16,977,160.10	-	16,977,160.10	16,673,192.76	(303,967.34)	16,673,192.76	8,866,596.30
12668A4G7	15,366.29	-	15,366.29	13,010.94	(2,355.35)	13,010.94	68,978.49
12668ACZ6	4,065,168.53	-	4,065,168.53	4,050,696.56	(14,471.97)	4,050,696.56	2,424,715.75
12668AEV3	13,357,271.07	-	13,357,271.07	13,287,158.65	(70,112.42)	13,287,158.65	7,744,665.35
12668APF6	397,190.95	-	397,190.95	435,894.80	38,703.85	435,894.80	508,677.53
12668AWQ4	3,410.61	-	3,410.61	3,185.74	(224.87)	3,185.74	29,978.75
12668BAU7	198,182.44	-	198,182.44	158,915.95	(39,266.49)	158,915.95	206,969.20
12668BB77	26,825,369.39	-	26,825,369.39	26,552,823.77	(272,545.62)	26,552,823.77	16,278,170.18
12668BDR1	9,544.23	-	9,544.23	8,262.10	(1,282.13)	8,262.10	65,796.36
126694F86	2,247.30	-	2,247.30	1,534.92	(712.38)	1,534.92	18,129.36
126694YM4	3,906,587.42	-	3,906,587.42	3,782,512.07	(124,075.35)	3,782,512.07	1,932,468.84
126694YW2	3,829.91	-	3,829.91	2,948.00	(881.91)	2,948.00	41,491.76
126694ZB7	14,982.76	-	14,982.76	10,500.00	(4,482.76)	10,500.00	57,324.50
126694ZD3	1,305.16	-	1,305.16	1,177.20	(127.96)	1,177.20	6,312.54
12669D3C0	511,405.49	-	511,405.49	486,445.28	(24,960.21)	486,445.28	264,997.60
12669E6K7	1,275,099.03	-	1,275,099.03	607,888.89	(667,210.14)	607,888.89	920,106.92
12669EH33	228,927.15	-	228,927.15	242,713.34	13,786.19	242,713.34	233,043.73
12669EJ56	270,811.58	-	270,811.58	24,997.89	(245,813.69)	24,997.89	61,567.92
12669FVD2	1,007,377.18	-	1,007,377.18	999,911.94	(7,465.24)	999,911.94	981,585.71
12669FXR9	653,960.69	-	653,960.69	641,741.88	(12,218.81)	641,741.88	425,790.53
12669GKH3	14,665,275.18	-	14,665,275.18	14,590,699.61	(74,575.57)	14,590,699.61	10,100,291.01
12669GMS7	313,009.05	-	313,009.05	299,972.64	(13,036.41)	299,972.64	179,157.58
12669GPB1	14,601.77	-	14,601.77	14,549.74	(52.03)	14,549.74	53,564.67
12669GRM5	3,081,233.74	-	3,081,233.74	3,352,603.86	271,370.12	3,352,603.86	1,882,027.27
12669GRQ6	9,109,436.68	-	9,109,436.68	8,824,803.62	(284,633.06)	8,824,803.62	5,379,170.19
12669GTV3	421,794.46	-	421,794.46	420,982.68	(811.78)	420,982.68	230,737.93
12669GUR0	4,179,563.69	-	4,179,563.69	4,148,210.13	(31,353.56)	4,148,210.13	2,417,636.96
12669UBB5	497,411.54	-	497,411.54	493,894.86	(3,516.68)	493,894.86	491,696.29
17307GH76	397,457.47	-	397,457.47	382,054.30	(15,403.17)	382,054.30	266,796.74
17307GH84	128,097.34	-	128,097.34	107,648.21	(20,449.13)	107,648.21	107,719.90
17307GN79	64,434.59	-	64,434.59	(6,343.76)	(70,778.35)	(6,343.76)	91,934.55
17309CAL9	7,182.19	-	7,182.19	-	(7,182.19)	-	24,758.15
17309MAF0	58,628.93	-	58,628.93	43,394.40	(15,234.53)	43,394.40	57,177.44
17309NAH4	373,732.49	-	373,732.49	334,800.00	(38,932.49)	334,800.00	1,298,044.40
17309QAM6	4,197.12	-	4,197.12	3,000.00	(1,197.12)	3,000.00	9,824.40
17309RAM4	10,591.41	-	10,591.41	5,869.13	(4,722.28)	5,869.13	55,161.47
17309SAM2	2,553.02	-	2,553.02	1,448.00	(1,105.02)	1,448.00	2,452.48
17309YAJ6	25,648.97	-	25,648.97	3,103.02	(22,545.95)	3,103.02	97,677.60
17309YAK3	2,055.84	-	2,055.84	-	(2,055.84)	-	18,843.16
17310UAE2	4,863.91	-	4,863.91	3,149.20	(1,714.71)	3,149.20	37,856.60
22540V3F7	2,411,427.95	-	2,411,427.95	2,321,586.20	(89,841.75)	2,321,586.20	1,248,566.68
22540V5D0	87,109.83	-	87,109.83	77,223.00	(9,886.83)	77,223.00	74,577.85
22541N5E5	1,341,369.91	-	1,341,369.91	429,412.25	(911,957.66)	429,412.25	681,963.97
22541NR68	91,777.21	-	91,777.21	64,007.81	(27,769.40)	64,007.81	36,806.33
22541Q4M1	1,243,941.82	-	1,243,941.82	951,213.77	(292,728.05)	951,213.77	606,698.16
22541QA44	1,590,638.83	-	1,590,638.83	1,124,084.31	(466,554.52)	1,124,084.31	674,486.19
22541QDA7	1,002,335.52	-	1,002,335.52	902,832.43	(99,503.09)	902,832.43	551,737.51
22541QDB5	498,362.48	-	498,362.48	179,078.08	(319,284.40)	179,078.08	293,133.14
22541QJR4	557,142.26	-	557,142.26	160,749.67	(396,392.59)	160,749.67	231,142.96
22541QV25	694,071.00	-	694,071.00	33,535.67	(660,535.33)	33,535.67	88,578.43
22541SRZ3	4,975.02	-	4,975.02	-	(4,975.02)	-	57,754.68
2254W0KK0	(114,853.15)	-	(114,853.15)	9,127.39	123,980.54	9,127.39	145,406.11

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22943HAD8	$12,658,026.12	$-	$12,658,026.12	$11,979,500.00	$(678,526.12)	$11,979,500.00	$3,107,109.00
23242TAB2	3,876,054.68	-	3,876,054.68	3,667,644.39	(208,410.29)	3,667,644.39	3,482,624.36
23243AAD8	1,268,803.87	-	1,268,803.87	1,258,403.49	(10,400.38)	1,258,403.49	762,487.54
23244LAB7	2,921,778.81	-	2,921,778.81	2,692,489.24	(229,289.57)	2,692,489.24	2,917,292.00
23245QAA7	2,568,138.12	-	2,568,138.12	2,562,342.02	(5,796.10)	2,562,342.02	1,698,820.61
23248AAJ0	1,208,310.57	-	1,208,310.57	1,157,582.75	(50,727.82)	1,157,582.75	1,035,893.64
23332UAS3	199,348.78	-	199,348.78	188,388.88	(10,959.90)	188,388.88	64,507.98
23332UCM4	628,465.64	-	628,465.64	627,691.34	(774.30)	627,691.34	392,394.03
251508AB3	10,150,913.78	-	10,150,913.78	9,685,446.31	(465,467.47)	9,685,446.31	5,756,383.64
25150PAD1	738.34	-	738.34	537.08	(201.26)	537.08	779.86
251510HS5	12,076,035.59	-	12,076,035.59	11,980,270.70	(95,764.89)	11,980,270.70	8,391,267.44
25151AAA9	6,156,622.27	-	6,156,622.27	5,886,248.70	(270,373.57)	5,886,248.70	3,673,969.96
251563DR0	32,476.26	-	32,476.26	17,900.81	(14,575.45)	17,900.81	97,307.20
26441EAC5	284,250.00	-	284,250.00	251,750.00	(32,500.00)	251,750.00	250,000.00
26441NAA9	16,200.00	-	16,200.00	-	(16,200.00)	-	-
26441NAB7	10,800.00	-	10,800.00	-	(10,800.00)	-	-
30251YAB4	9,121,482.29	-	9,121,482.29	9,096,257.47	(25,224.82)	9,096,257.47	6,851,854.85
32051DQ62	1,061,091.21	-	1,061,091.21	388,057.22	(673,033.99)	388,057.22	453,199.81
32051DRA2	109,062.39	-	109,062.39	106,337.62	(2,724.77)	106,337.62	99,813.99
32051GBV6	187,895.70	-	187,895.70	126,531.75	(61,363.95)	126,531.75	146,678.33
32051GCF0	192,738.63	-	192,738.63	50,620.75	(142,117.88)	50,620.75	92,555.98
32051GVN2	3,158,791.63	-	3,158,791.63	3,062,503.01	(96,288.62)	3,062,503.01	3,041,436.06
32051GZS7	6,908,445.51	-	6,908,445.51	6,874,600.00	(33,845.51)	6,874,600.00	5,970,500.80
32056CAH2	17,195,946.42	-	17,195,946.42	17,168,868.00	(27,078.42)	17,168,868.00	12,910,676.34
32113JAA3	713,670.08	-	713,670.08	711,792.32	(1,877.76)	711,792.32	374,625.04
35729RAE6	7,103,874.77	-	7,103,874.77	6,989,036.57	(114,838.20)	6,989,036.57	6,175,384.09
35952Z007	8,065,469.65	-	8,065,469.65	5,923,357.50	(2,142,112.15)	5,923,357.50	2,685,858.70
35952Z023	6,509,562.82	-	6,509,562.82	4,511,207.33	(1,998,355.49)	4,511,207.33	2,071,187.74
35952Z031	6,890,943.12	-	6,890,943.12	4,688,529.86	(2,202,413.26)	4,688,529.86	2,036,793.37
35952Z049	5,920,336.51	-	5,920,336.51	4,383,058.82	(1,537,277.69)	4,383,058.82	1,719,720.00
35952Z056	6,015,993.51	-	6,015,993.51	4,285,422.23	(1,730,571.28)	4,285,422.23	1,640,899.51
35952Z064	6,114,977.70	-	6,114,977.70	4,622,032.20	(1,492,945.50)	4,622,032.20	1,736,917.20
35952ZA06	11,259,327.98	-	11,259,327.98	12,498,712.40	1,239,384.42	12,498,712.40	4,604,527.38
35952ZA14	525,997.04	-	525,997.04	581,463.24	55,466.20	581,463.24	206,481.07
35952ZA22	879,036.26	-	879,036.26	891,667.03	12,630.77	891,667.03	319,638.64
36228FWU6	1,772,489.98	-	1,772,489.98	1,666,967.85	(105,522.13)	1,666,967.85	862,761.89
362334EB6	9,599,991.93	-	9,599,991.93	9,320,003.40	(279,988.53)	9,320,003.40	7,490,942.58
36242D3Z4	57,525.76	-	57,525.76	38,760.00	(18,765.76)	38,760.00	35,757.60
36242DGA5	130,459.06	-	130,459.06	72,347.83	(58,111.23)	72,347.83	68,110.75
362437AC9	2,400,982.68	-	2,400,982.68	2,435,483.10	34,500.42	2,435,483.10	1,994,990.42
362480AD7	16,297,435.82	-	16,297,435.82	15,919,814.77	(377,621.05)	15,919,814.77	8,176,528.40
39538RBB4	13,683,066.88	-	13,683,066.88	13,663,955.41	(19,111.47)	13,663,955.41	7,674,341.82
39538WBH0	12,049.27	-	12,049.27	8,462.30	(3,586.97)	8,462.30	19,127.00
39539GAA0	5,437,538.55	-	5,437,538.55	5,402,943.73	(34,594.82)	5,402,943.73	3,151,642.90
40430HAJ7	68,648.39	-	68,648.39	25,350.40	(43,297.99)	25,350.40	61,780.60
40430HBH0	6,438.06	-	6,438.06	2,850.00	(3,588.06)	2,850.00	7,418.85
40430HBJ6	575.14	-	575.14	-	(575.14)	-	1,578.67
40430HCQ9	3,267.41	-	3,267.41	2,200.00	(1,067.41)	2,200.00	11,853.80
40430HEB0	40,225.13	-	40,225.13	32,045.00	(8,180.13)	32,045.00	72,018.60
40430HFL7	1,906,241.76	-	1,906,241.76	1,905,800.00	(441.76)	1,905,800.00	1,430,500.00
40430MAB3	417,243.03	-	417,243.03	464,426.75	47,183.72	464,426.75	352,134.61
40431HAT4	(1,243.19)	-	(1,243.19)	84.55	1,327.74	84.55	23,686.62
40431KAE0	5,616,940.27	-	5,616,940.27	5,404,731.70	(212,208.57)	5,404,731.70	5,004,585.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAL4	$247.98	$-	$247.98	$115.03	$(132.95)	$115.03	$9,863.13
40431RAN5	7,087.43	-	7,087.43	4,200.00	(2,887.43)	4,200.00	40,650.00
40431XAF9	1,186,537.22	-	1,186,537.22	1,159,500.00	(27,037.22)	1,159,500.00	2,549,782.00
41161PA86	1,932,863.68	-	1,932,863.68	1,946,607.10	13,743.42	1,946,607.10	1,579,448.32
41161PH55	2,308.18	-	2,308.18	1,361.08	(947.10)	1,361.08	34,968.16
41161PHC0	8,684,339.77	-	8,684,339.77	8,650,857.66	(33,482.11)	8,650,857.66	6,046,837.12
41161PHU0	8,248,074.03	-	8,248,074.03	8,260,672.16	12,598.13	8,260,672.16	6,028,918.93
41161PHZ9	105,317.98	-	105,317.98	49,376.44	(55,941.54)	49,376.44	169,736.74
41161PKH5	703,592.11	-	703,592.11	693,970.59	(9,621.52)	693,970.59	369,720.57
41161PL43	21,312,175.88	-	21,312,175.88	21,067,464.83	(244,711.05)	21,067,464.83	13,010,953.08
41161PLR2	13,570,563.22	-	13,570,563.22	13,553,010.79	(17,552.43)	13,553,010.79	8,267,824.75
41161PMG5	16,528,742.13	-	16,528,742.13	16,420,663.89	(108,078.24)	16,420,663.89	9,831,420.53
41161PQU0	14,247,339.00	-	14,247,339.00	14,119,857.84	(127,481.16)	14,119,857.84	8,182,334.16
41161PSC8	9,057.18	-	9,057.18	(11,726.62)	(20,783.80)	(11,726.62)	94,792.19
41161PTN3	2,352,983.33	-	2,352,983.33	2,338,387.78	(14,595.55)	2,338,387.78	1,286,123.03
41161PTP8	860,946.29	-	860,946.29	795,970.32	(64,975.97)	795,970.32	461,410.28
41161PWB5	7,640,228.26	-	7,640,228.26	7,589,704.81	(50,523.45)	7,589,704.81	4,265,834.61
41161PXH1	883,571.47	-	883,571.47	865,233.01	(18,338.46)	865,233.01	530,313.95
41164LAB5	16,324,343.45	-	16,324,343.45	16,026,074.34	(298,269.11)	16,026,074.34	8,166,968.73
43739EAP2	21,270,837.01	-	21,270,837.01	21,234,151.29	(36,685.72)	21,234,151.29	11,958,425.86
43739EBJ5	9,849,040.21	-	9,849,040.21	9,836,426.12	(12,614.09)	9,836,426.12	7,050,584.45
43739EBS5	9,761,473.92	-	9,761,473.92	9,739,688.58	(21,785.34)	9,739,688.58	7,491,729.31
44328AAB6	72,387.91	-	72,387.91	68,804.39	(3,583.52)	68,804.39	82,413.19
45254NHV2	351,070.12	-	351,070.12	350,054.35	(1,015.77)	350,054.35	118,198.60
45254NKK2	1,662.13	-	1,662.13	(4,540.56)	(6,202.69)	(4,540.56)	59,521.89
45254NNP8	14,514,889.48	-	14,514,889.48	14,347,261.74	(167,627.74)	14,347,261.74	9,219,523.58
45254NPA9	16,488,639.41	-	16,488,639.41	16,545,405.79	56,766.38	16,545,405.79	11,378,134.66
45254NPG6	1,326,995.88	-	1,326,995.88	1,319,430.88	(7,565.00)	1,319,430.88	726,877.60
45254NPU5	5,842,116.51	-	5,842,116.51	5,842,706.05	589.54	5,842,706.05	3,342,705.65
45254TSM7	4,706,017.40	-	4,706,017.40	4,671,005.96	(35,011.44)	4,671,005.96	1,902,063.76
452570AA2	78,979.72	-	78,979.72	69,313.68	(9,666.04)	69,313.68	56,900.86
45257EAA2	4,858,654.29	-	4,858,654.29	4,744,758.79	(113,895.50)	4,744,758.79	2,146,887.55
45660L4P1	57,105.29	-	57,105.29	1,487.39	(55,617.90)	1,487.39	2,974.77
45660LGX1	55,462.51	-	55,462.51	26,390.73	(29,071.78)	26,390.73	44,753.20
45660LR84	17,959.47	-	17,959.47	314.71	(17,644.76)	314.71	125,577.31
45660LVD8	29,293.49	-	29,293.49	20,639.38	(8,654.11)	20,639.38	32,388.63
45660LW96	4,198,962.53	-	4,198,962.53	3,976,700.61	(222,261.92)	3,976,700.61	2,275,550.77
45660LWD7	3,585,120.26	-	3,585,120.26	3,648,215.73	63,095.47	3,648,215.73	2,987,251.47
45660LYW3	5,093,081.02	-	5,093,081.02	4,859,106.65	(233,974.37)	4,859,106.65	2,460,258.47
45660N5H4	6,940,643.73	-	6,940,643.73	6,872,107.52	(68,536.21)	6,872,107.52	4,951,097.58
45660NRB3	1,046,779.44	-	1,046,779.44	956,329.19	(90,450.25)	956,329.19	549,296.43
45661LAG3	6,278,951.15	-	6,278,951.15	6,219,245.94	(59,705.21)	6,219,245.94	3,878,668.50
45662BAJ8	117,708.71	-	117,708.71	52,382.87	(65,325.84)	52,382.87	96,349.55
45664BAE7	31,930.23	-	31,930.23	19,321.22	(12,609.01)	19,321.22	59,107.26
45667QAJ0	9,023.13	-	9,023.13	-	(9,023.13)	-	22,839.71
45667WAA6	5,365,903.21	-	5,365,903.21	5,411,747.26	45,844.05	5,411,747.26	3,202,501.98
45667WAC2	547,486.67	-	547,486.67	763,285.49	215,798.82	763,285.49	615,123.57
45668WAE7	400,512.99	-	400,512.99	314,114.04	(86,398.95)	314,114.04	661,985.18
464126BW0	598,566.21	-	598,566.21	111,704.79	(486,861.42)	111,704.79	320,035.54
46412AAD4	4,121,977.45	-	4,121,977.45	4,101,600.00	(20,377.45)	4,101,600.00	3,652,259.00
466247NC3	671,953.93	-	671,953.93	547,381.34	(124,572.59)	547,381.34	511,342.55
466247UG6	3,233,027.72	-	3,233,027.72	3,098,218.17	(134,809.55)	3,098,218.17	2,561,267.89
466247XE8	7,272,359.33	-	7,272,359.33	7,264,895.35	(7,463.98)	7,264,895.35	4,755,810.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46626CBS8	$499,730.40	$-	$499,730.40	$490,727.81	$(9,002.59)	$490,727.81	$912,998.60
466284AG1	37.46	-	37.46	32.45	(5.01)	32.45	28.75
466286AH4	307.91	-	307.91	217.20	(90.71)	217.20	484.46
46629QAR7	13,880.46	-	13,880.46	3,800.00	(10,080.46)	3,800.00	34,136.00
46629QAU0	1,464,528.27	-	1,464,528.27	1,404,150.00	(60,378.27)	1,404,150.00	1,106,352.50
46629TAP5	15,869.93	-	15,869.93	10,800.00	(5,069.93)	10,800.00	73,142.00
46630KAA4	1,602,207.06	-	1,602,207.06	1,530,732.32	(71,474.74)	1,530,732.32	1,317,540.34
525221CD7	716,769.44	-	716,769.44	484,971.00	(231,798.44)	484,971.00	90,215.24
525221CE5	289.33	-	289.33	-	(289.33)	-	7,854.89
525221DV6	3,449.65	-	3,449.65	2,394.94	(1,054.71)	2,394.94	86,338.90
525221FE2	7,720.86	-	7,720.86	3,363.20	(4,357.66)	3,363.20	12,358.50
525221JA6	116,346.84	-	116,346.84	81,030.00	(35,316.84)	81,030.00	406,247.24
525226AL0	1,055,302.54	-	1,055,302.54	997,957.40	(57,345.14)	997,957.40	102,952.50
525229AG5	1,931,253.09	-	1,931,253.09	1,680,020.00	(251,233.09)	1,680,020.00	1,273,802.56
52524VAG4	14,474,664.81	-	14,474,664.81	14,416,315.57	(58,349.24)	14,416,315.57	8,784,292.16
52524YAF0	13,450,949.29	-	13,450,949.29	13,386,690.17	(64,259.12)	13,386,690.17	7,263,302.75
55027AAU4	6,219,823.70	-	6,219,823.70	6,105,504.94	(114,318.76)	6,105,504.94	3,131,646.74
56119LAG8	1,531,598.40	-	1,531,598.40	1,186,038.30	(345,560.10)	1,186,038.30	214,965.00
576433FP6	771,580.52	-	771,580.52	716,828.32	(54,752.20)	716,828.32	213,700.43
576433GW0	2,295,240.95	-	2,295,240.95	1,556,877.33	(738,363.62)	1,556,877.33	646,036.06
57643LMP8	1,993,072.89	-	1,993,072.89	1,947,900.00	(45,172.89)	1,947,900.00	1,002,042.90
576444AA1	(779.62)	-	(779.62)	-	779.62	-	-
5899293W6	1,807,333.19	-	1,807,333.19	1,786,708.53	(20,624.66)	1,786,708.53	944,289.17
589929E87	1,448,488.04	-	1,448,488.04	1,279,493.11	(168,994.93)	1,279,493.11	837,606.22
589929P69	830,665.30	-	830,665.30	478,173.69	(352,491.61)	478,173.69	461,485.74
589929X29	5,532,994.49	-	5,532,994.49	5,493,059.31	(39,935.18)	5,493,059.31	3,800,413.69
59020UQ57	3,596,606.83	-	3,596,606.83	3,585,447.04	(11,159.79)	3,585,447.04	1,908,268.00
590212AB2	253,386.47	-	253,386.47	248,375.12	(5,011.35)	248,375.12	255,826.54
59023FAA3	176,165.41	-	176,165.41	130,914.20	(45,251.21)	130,914.20	132,099.73
59023WAG3	32,000.47	-	32,000.47	21,300.00	(10,700.47)	21,300.00	36,446.40
59024UAB7	1,566,860.27	-	1,566,860.27	1,598,526.69	31,666.42	1,598,526.69	1,515,062.94
617451DQ9	10,030,791.45	-	10,030,791.45	9,954,962.94	(75,828.51)	9,954,962.94	8,429,423.39
61748HRF0	2,763.46	-	2,763.46	-	(2,763.46)	-	91.39
61750FAE0	739,608.63	-	739,608.63	679,675.00	(59,933.63)	679,675.00	541,904.34
61751JAQ4	24,575.78	-	24,575.78	13,759.20	(10,816.58)	13,759.20	47,797.93
617526AE8	330,663.44	-	330,663.44	313,885.00	(16,778.44)	313,885.00	247,384.92
61753VAG7	1,369.53	-	1,369.53	960.00	(409.53)	960.00	3,245.84
61755FAE5	13,795.30	-	13,795.30	6,720.00	(7,075.30)	6,720.00	41,503.98
61757MAB4	2,416,976.44	-	2,416,976.44	2,191,534.85	(225,441.59)	2,191,534.85	2,104,833.35
61915RAZ9	(48,861.61)	-	(48,861.61)	(99,571.12)	(50,709.51)	(99,571.12)	21,658.12
61915RBB1	8,041,934.45	-	8,041,934.45	7,966,617.83	(75,316.62)	7,966,617.83	5,094,346.85
638728AC9	2,529,371.10	-	2,529,371.10	2,436,780.50	(92,590.60)	2,436,780.50	1,983,431.19
64352VPC9	13,538.07	-	13,538.07	7,000.00	(6,538.07)	7,000.00	9,830.40
64352VQR5	7,173,253.21	-	7,173,253.21	6,896,118.38	(277,134.83)	6,896,118.38	6,400,272.64
65106FAB8	12,246,548.33	-	12,246,548.33	11,793,326.27	(453,222.06)	11,793,326.27	8,280,989.02
65106FAG7	393,807.29	-	393,807.29	204,425.00	(189,382.29)	204,425.00	693,283.63
65535VEY0	439,294.57	-	439,294.57	330,026.26	(109,268.31)	330,026.26	649,249.81
65535VLQ9	10,002.24	-	10,002.24	7,670.51	(2,331.73)	7,670.51	53,267.93
65535VPK8	1,862.16	-	1,862.16	-	(1,862.16)	-	6,932.41
65535VSQ2	19,886.90	-	19,886.90	7,198.79	(12,688.11)	7,198.79	38,984.74
65535VUS5	2,700,789.29	-	2,700,789.29	2,764,641.09	63,851.80	2,764,641.09	2,166,578.74
65537BAG5	66,290.17	-	66,290.17	45,150.00	(21,140.17)	45,150.00	161,976.15
65538DAA3	3,587,773.52	-	3,587,773.52	3,545,133.47	(42,640.05)	3,545,133.47	2,582,862.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
66987WDE4	$2,625,510.75	$-	$2,625,510.75	$2,428,800.00	$(196,710.75)	$2,428,800.00	$1,196,770.74
669884AF5	19,285.80	-	19,285.80	11,250.00	(8,035.80)	11,250.00	20,330.50
68389FBW3	33,467.51	-	33,467.51	32,514.84	(952.67)	32,514.84	26,461.32
69121PDE0	337,904.52	-	337,904.52	330,332.54	(7,571.98)	330,332.54	342,386.82
74922MAB7	11,431,419.30	-	11,431,419.30	12,060,094.72	628,675.42	12,060,094.72	6,799,658.99
74922MAC5	1,608,236.42	-	1,608,236.42	1,589,031.34	(19,205.08)	1,589,031.34	938,655.75
74924YAH6	18,269.99	-	18,269.99	8,550.00	(9,719.99)	8,550.00	18,488.81
74951PBT4	5,484,649.92	-	5,484,649.92	2,882,847.76	(2,601,802.16)	2,882,847.76	3,317,692.94
74951PBV9	1,236,488.82	-	1,236,488.82	367,538.91	(868,949.91)	367,538.91	634,193.57
75114NAA2	12,415,475.64	-	12,415,475.64	12,592,378.28	176,902.64	12,592,378.28	7,078,169.46
75114NAB0	4,382,484.62	-	4,382,484.62	4,341,810.74	(40,673.88)	4,341,810.74	2,673,649.69
75156XAC5	1,406,146.85	-	1,406,146.85	1,330,200.00	(75,946.85)	1,330,200.00	899,292.00
75405KAG3	16,425.07	-	16,425.07	12,300.00	(4,125.07)	12,300.00	75,213.00
75970JAL0	61,163.35	-	61,163.35	48,650.00	(12,513.35)	48,650.00	92,067.50
75971EAK2	101,429.40	-	101,429.40	89,250.00	(12,179.40)	89,250.00	247,528.76
76110GJ85	3,864,459.70	-	3,864,459.70	3,665,252.74	(199,206.96)	3,665,252.74	3,061,346.35
76110GTL5	1,463,336.67	-	1,463,336.67	1,300,907.44	(162,429.23)	1,300,907.44	1,302,525.24
76110H4M8	288,079.24	-	288,079.24	294,469.45	6,390.21	294,469.45	165,342.19
76110H5D7	4,105.91	-	4,105.91	-	(4,105.91)	-	8,182.00
76110HKX6	7,893,012.90	-	7,893,012.90	6,186,611.22	(1,706,401.68)	6,186,611.22	4,372,713.03
76110HKY4	1,278,603.06	-	1,278,603.06	508,627.13	(769,975.93)	508,627.13	472,017.62
76110W4J2	9,281.19	-	9,281.19	5,900.00	(3,381.19)	5,900.00	15,173.50
761118FM5	11,578,199.50	-	11,578,199.50	11,351,800.46	(226,399.04)	11,351,800.46	8,055,693.27
761118FQ6	(5,394.10)	-	(5,394.10)	684.04	6,078.14	684.04	815.88
761118LA4	89,364.47	-	89,364.47	19,128.92	(70,235.55)	19,128.92	53,689.56
761118NN4	11,750,031.34	-	11,750,031.34	11,683,514.47	(66,516.87)	11,683,514.47	6,831,233.12
761118RJ9	584,954.38	-	584,954.38	586,526.40	1,572.02	586,526.40	294,944.40
761118WP9	14,619,263.04	-	14,619,263.04	14,876,489.48	257,226.44	14,876,489.48	8,313,574.28
761118WS3	383.75	-	383.75	227.01	(156.74)	227.01	225.89
76112B4M9	2,439,020.27	-	2,439,020.27	2,404,349.19	(34,671.08)	2,404,349.19	2,019,551.99
76112BK66	11,985.79	-	11,985.79	6,300.00	(5,685.79)	6,300.00	10,654.50
76112BN55	24,080.01	-	24,080.01	14,400.00	(9,680.01)	14,400.00	16,935.00
76113ABJ9	1,388,640.81	-	1,388,640.81	1,337,600.00	(51,040.81)	1,337,600.00	859,889.60
79549ASM2	528,733.61	-	528,733.61	529,063.44	329.83	529,063.44	353,400.35
79549AYA1	1,746,028.85	-	1,746,028.85	1,703,857.90	(42,170.95)	1,703,857.90	778,101.18
79549AYB9	218,187.22	-	218,187.22	187,191.41	(30,995.81)	187,191.41	96,687.17
81377EAA2	202,504.30	-	202,504.30	186,651.28	(15,853.02)	186,651.28	187,847.34
81378EAA1	4,708,051.44	-	4,708,051.44	4,553,938.28	(154,113.16)	4,553,938.28	3,378,267.41
81379EAA0	618,582.45	-	618,582.45	592,323.58	(26,258.87)	592,323.58	493,421.15
81744DAD4	15,718.69	-	15,718.69	6,858.21	(8,860.48)	6,858.21	383,641.06
81879MAX7	52,295.44	-	52,295.44	31,371.60	(20,923.84)	31,371.60	57,163.88
84752CAE7	1,739,762.41	-	1,739,762.41	1,694,120.80	(45,641.61)	1,694,120.80	737,746.90
863572F99	587,916.59	-	587,916.59	510,742.13	(77,174.46)	510,742.13	587,374.29
863579DV7	1,068,600.51	-	1,068,600.51	1,010,289.20	(58,311.31)	1,010,289.20	167,669.35
863579DX3	127,318.68	-	127,318.68	84,995.11	(42,323.57)	84,995.11	32,006.02
863579GG7	151,897.55	-	151,897.55	54,661.92	(97,235.63)	54,661.92	73,424.24
863579GJ1	17,924.39	-	17,924.39	4,252.65	(13,671.74)	4,252.65	11,790.55
863579YR3	9,668,608.41	-	9,668,608.41	9,682,436.26	13,827.85	9,682,436.26	6,454,932.31
86358BAH5	11,444.36	-	11,444.36	7,600.00	(3,844.36)	7,600.00	12,137.78
86358HRL5	227,783.68	-	227,783.68	61,403.81	(166,379.87)	61,403.81	86,971.95
86358R5Q6	141,013.37	-	141,013.37	124,445.32	(16,568.05)	124,445.32	79,901.94
86358R5R4	70,851.82	-	70,851.82	5,081.88	(65,769.94)	5,081.88	55,213.13
86358RA49	1,102,248.66	-	1,102,248.66	1,018,016.27	(84,232.39)	1,018,016.27	1,025,969.02

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RUM7	$144,265.60	$-	$144,265.60	$140,834.85	$(3,430.75)	$140,834.85	$83,173.74
86358RUR6	281,833.09	-	281,833.09	14,020.35	(267,812.74)	14,020.35	50,346.49
86358RZD2	131,567.35	-	131,567.35	68,070.84	(63,496.51)	68,070.84	81,051.70
86359A5E9	400,036.49	-	400,036.49	378,193.16	(21,843.33)	378,193.16	214,705.34
86359A6A6	5,190,884.87	-	5,190,884.87	2,144,186.81	(3,046,698.06)	2,144,186.81	3,592,486.76
86359ACD3	657,812.43	-	657,812.43	698,847.44	41,035.01	698,847.44	593,348.76
86359ACE1	127,525.58	-	127,525.58	85,720.82	(41,804.76)	85,720.82	149,763.67
86359AEH2	217,329.03	-	217,329.03	142,463.94	(74,865.09)	142,463.94	29,794.54
86359AKY8	451,672.18	-	451,672.18	57,429.05	(394,243.13)	57,429.05	41,163.12
86359ANH2	1,625,931.20	-	1,625,931.20	1,597,034.59	(28,896.61)	1,597,034.59	1,436,518.18
86359AVY6	694,899.37	-	694,899.37	441,719.00	(253,180.37)	441,719.00	319,881.65
86359AXX6	3,496,393.13	-	3,496,393.13	2,901,987.18	(594,405.95)	2,901,987.18	2,440,768.26
86359AZE6	1,601,903.60	-	1,601,903.60	963,580.68	(638,322.92)	963,580.68	756,923.90
86359B7K1	180,036.49	-	180,036.49	177,133.15	(2,903.34)	177,133.15	149,857.96
86359BCV1	917,250.87	-	917,250.87	102,911.66	(814,339.21)	102,911.66	593,416.52
86359BLS8	(765.52)	-	(765.52)	4,756.32	5,521.84	4,756.32	9,386.31
86359BU82	80,989.75	-	80,989.75	59,799.79	(21,189.96)	59,799.79	9,375.22
86359DUV7	100,228.40	-	100,228.40	70,000.00	(30,228.40)	70,000.00	56,732.20
86361EAM3	5,713.02	-	5,713.02	3,284.60	(2,428.42)	3,284.60	7,494.26
86361EAP6	1,867.20	-	1,867.20	1,103.11	(764.09)	1,103.11	4,902.72
86361HAA2	15,908,376.25	-	15,908,376.25	15,741,893.88	(166,482.37)	15,741,893.88	8,278,116.90
86362HAA1	11,806,558.99	-	11,806,558.99	11,542,168.84	(264,390.15)	11,542,168.84	6,744,277.80
86362PAD7	122,110.19	-	122,110.19	107,406.00	(14,704.19)	107,406.00	89,587.21
86363DAA9	12,327,347.55	-	12,327,347.55	12,257,792.25	(69,555.30)	12,257,792.25	6,628,012.46
86363HAB8	4,505,006.39	-	4,505,006.39	4,920,744.14	415,737.75	4,920,744.14	4,136,896.52
872224AD2	19,360,265.50	-	19,360,265.50	17,477,756.10	(1,882,509.40)	17,477,756.10	9,504,094.06
872224AK6	28,832.86	-	28,832.86	23,511.00	(5,321.86)	23,511.00	123,806.16
872224AL4	8,099.64	-	8,099.64	1,164.18	(6,935.46)	1,164.18	13,797.68
872227AE3	5,255,391.40	-	5,255,391.40	5,112,134.61	(143,256.79)	5,112,134.61	4,213,328.85
872227AM5	36,583.13	-	36,583.13	32,844.00	(3,739.13)	32,844.00	268,004.90
88157QAL2	963,204.69	-	963,204.69	903,069.62	(60,135.07)	903,069.62	1,216,408.62
89789KAC9	11,270.83	-	11,270.83	6,900.00	(4,370.83)	6,900.00	25,650.00
929227EN2	569,748.66	-	569,748.66	366,800.69	(202,947.97)	366,800.69	207,340.98
929227QB5	319,152.69	-	319,152.69	297,658.60	(21,494.09)	297,658.60	257,135.74
92922FQ76	492,060.13	-	492,060.13	405,902.60	(86,157.53)	405,902.60	280,065.77
92922FW61	1,691,317.87	-	1,691,317.87	1,626,676.33	(64,641.54)	1,626,676.33	1,107,227.53
92922FZF8	10,776,618.19	-	10,776,618.19	10,695,625.74	(80,992.45)	10,695,625.74	7,703,997.63
92925CBB7	5,342,724.98	-	5,342,724.98	5,283,888.27	(58,836.71)	5,283,888.27	3,459,548.28
92926SAB2	37,659.12	-	37,659.12	33,309.57	(4,349.55)	33,309.57	31,677.85
92978EAA2	1,299,702.15	-	1,299,702.15	1,277,040.35	(22,661.80)	1,277,040.35	1,207,177.23
939335P90	136,353.31	-	136,353.31	24,812.73	(111,540.58)	24,812.73	105,085.13
9393363A9	482,453.05	-	482,453.05	429,963.70	(52,489.35)	429,963.70	438,545.75
9393365V1	2,188,779.74	-	2,188,779.74	2,194,352.58	5,572.84	2,194,352.58	1,760,086.24
939336PT4	264,641.23	-	264,641.23	75,014.80	(189,626.43)	75,014.80	61,371.06
939336X65	14,242,800.09	-	14,242,800.09	14,219,553.38	(23,246.71)	14,219,553.38	9,642,452.63
93934FJQ6	20,300,949.76	-	20,300,949.76	20,060,077.34	(240,872.42)	20,060,077.34	11,625,147.87
93934FMJ8	263,742.17	-	263,742.17	134,735.94	(129,006.23)	134,735.94	498,094.80
93934XAB9	1,814,260.94	-	1,814,260.94	1,794,115.38	(20,145.56)	1,794,115.38	1,802,322.38
93935AAE2	346,761.77	-	346,761.77	398,513.52	51,751.75	398,513.52	583,482.14
93935GAJ8	140,962.78	-	140,962.78	706.10	(140,256.68)	706.10	256,003.82
93935LAG3	153,138.70	-	153,138.70	50,369.66	(102,769.04)	50,369.66	158,381.51
93936JAM4	6,031.51	-	6,031.51	1,911.17	(4,120.34)	1,911.17	81,602.39
9497EVAF2	18,528.82	-	18,528.82	11,347.50	(7,181.32)	11,347.50	19,633.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
94983EAH6	$16,211,475.69	$-	$16,211,475.69	$16,192,004.62	$(19,471.07)	$16,192,004.62	$13,657,428.60
94983TAE0	12,925,620.38	-	12,925,620.38	12,813,551.55	(112,068.83)	12,813,551.55	10,974,352.32
94983VAC9	9,097,159.83	-	9,097,159.83	8,692,723.09	(404,436.74)	8,692,723.09	8,522,414.47
94983YAQ2	5,376,220.47	-	5,376,220.47	5,308,861.83	(67,358.64)	5,308,861.83	4,332,505.87
Totals	$1,349,124,213.70	$-	$1,349,124,213.70	$1,290,817,167.68	$(58,307,046.02)	$1,290,817,167.68	$852,088,739.42

The following is the impairment listing for loan-backed securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$519,208.77	$-	$519,208.77	$505,397.28	$(13,811.49)	$505,397.28	$431,544.10
004375CT6	7,163,799.24	2,320,488.32	9,484,287.56	9,484,287.55	(0.01)	9,484,287.55	7,603,980.73
004375EW7	1,412,259.63	(9,547.64)	1,402,711.99	1,215,557.40	(187,154.59)	1,215,557.40	1,054,591.76
004421TD5	1,640,313.96	(83,433.87)	1,556,880.09	1,395,269.58	(161,610.51)	1,395,269.58	603,332.40
00442FAB8	256,655.93	67,716.63	324,372.56	230,705.16	(93,667.40)	230,705.16	236,444.88
00442GAD2	1,907,979.94	2,091,086.82	3,999,066.76	3,124,322.03	(874,744.73)	3,124,322.03	3,153,383.33
00442JAE4	9,408,905.28	2,634,274.09	12,043,179.37	9,698,807.36	(2,344,372.01)	9,698,807.36	6,926,676.96
00442KAD3	4,530,278.00	1,014,609.95	5,544,887.95	4,412,473.61	(1,132,414.34)	4,412,473.61	2,762,424.19
00442LAD1	4,696,408.29	(298,978.62)	4,397,429.67	3,239,829.89	(1,157,599.78)	3,239,829.89	2,626,155.02
007034AQ4	9,932,047.59	-	9,932,047.59	8,177,107.14	(1,754,940.45)	8,177,107.14	6,315,489.20
007036CE4	276,597.44	(7,657.27)	268,940.17	27,673.33	(241,266.84)	27,673.33	50,000.00
007036FY7	267,715.87	(115,286.24)	152,429.63	46,375.37	(106,054.26)	46,375.37	25,491.51
007036GB6	1,112,630.46	28,476.25	1,141,106.71	1,141,195.35	88.64	1,141,195.35	356,724.66
007037BK9	4,376,248.93	174,940.68	4,551,189.61	2,812,608.70	(1,738,580.91)	2,812,608.70	2,106,840.61
01853GAB6	231,399.39	458,587.09	689,986.48	690,133.77	147.29	690,133.77	1,034,316.50
021455AB6	1,199,606.82	-	1,199,606.82	1,183,426.74	(16,180.08)	1,183,426.74	1,145,072.26
02146QAB9	18,139,547.18	(1,109,038.40)	17,030,508.78	16,602,919.70	(427,589.08)	16,602,919.70	9,826,134.14
02146TAQ0	23,322,301.50	(3,781,076.79)	19,541,224.71	18,632,146.52	(909,078.19)	18,632,146.52	16,793,527.25
02146YAD8	28,392,731.92	(1,298,316.49)	27,094,415.43	24,850,522.96	(2,243,892.47)	24,850,522.96	13,539,627.32
02147CAA1	12,032,963.00	(836,316.62)	11,196,646.38	11,146,023.16	(50,623.22)	11,146,023.16	6,660,035.47
02147DAB7	15,685,992.89	(1,423,193.90)	14,262,798.99	13,739,163.79	(523,635.20)	13,739,163.79	8,208,072.23
02147DAV3	2,659,658.94	381,732.43	3,041,391.37	2,786,404.27	(254,987.10)	2,786,404.27	1,852,975.82
02150MAB1	18,990,768.73	(2,272,583.08)	16,718,185.65	15,971,550.45	(746,635.20)	15,971,550.45	10,462,726.43
02639MAK2	19,054,674.06	(762,686.44)	18,291,987.62	18,291,987.62	-	18,291,987.62	13,047,387.11
02639MAM8	3,136,786.00	1,153,598.00	4,290,384.00	2,593,716.17	(1,696,667.83)	2,593,716.17	5,466,780.00
02660CAH3	250,275.32	559,387.76	809,663.08	784,773.38	(24,889.70)	784,773.38	272,569.10
02660TGN7	10,657,143.64	-	10,657,143.64	10,535,845.86	(121,297.78)	10,535,845.86	5,663,862.77
02660THA4	94,063.71	-	94,063.71	46,875.57	(47,188.14)	46,875.57	80,625.87
02660THL0	2,559,936.42	(330,934.05)	2,229,002.37	2,025,163.17	(203,839.20)	2,025,163.17	863,944.51
02660THT3	622,626.02	399,665.57	1,022,291.59	1,020,817.61	(1,473.98)	1,020,817.61	708,081.81
02660TJB0	28,906,129.30	(232,636.52)	28,673,492.78	28,315,779.46	(357,713.32)	28,315,779.46	13,601,174.72
02660VAK4	9,099.58	(9,369.79)	(270.21)	426.15	696.36	426.15	18,836.29
02660WAC0	24,520,208.95	(2,153,257.07)	22,366,951.88	21,454,399.72	(912,552.16)	21,454,399.72	11,771,553.20
02660XAD6	17,347,613.20	(1,191,995.95)	16,155,617.25	15,936,191.45	(219,425.80)	15,936,191.45	8,959,921.86
026929AD1	10,898,574.62	-	10,898,574.62	10,736,099.56	(162,475.06)	10,736,099.56	5,488,165.72
040104QN4	6,095,225.59	-	6,095,225.59	6,057,919.75	(37,305.84)	6,057,919.75	5,026,788.50
040104RV5	4,592,756.38	(123,260.12)	4,469,496.26	3,772,497.34	(696,998.92)	3,772,497.34	2,517,537.98
040104TG6	2,029,962.63	(124,581.79)	1,905,380.84	1,479,019.19	(426,361.65)	1,479,019.19	990,027.60
04012XAC9	844,620.86	-	844,620.86	759,834.46	(84,786.40)	759,834.46	495,326.07
04544TAB7	1,355,804.60	(280,621.33)	1,075,183.27	1,075,183.27	-	1,075,183.27	1,245,280.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
053642AC8	$5,321,777.88	$(371,777.88)	$4,950,000.00	$4,950,000.00	$-	$4,950,000.00	$1,500,000.00
055294AA0	4,696,838.95	(945,422.18)	3,751,416.77	3,751,416.78	0.01	3,751,416.78	2,452,269.32
05535DCF9	9,821,744.05	(1,071,303.73)	8,750,440.32	8,750,440.31	(0.01)	8,750,440.31	5,750,898.37
05615P209	1,286,368.63	(589,368.63)	697,000.00	697,000.00	-	697,000.00	340,000.00
05615TAA0	5,007,026.16	(1,288,226.16)	3,718,800.00	3,718,800.00	-	3,718,800.00	1,080,000.00
056168AN7	4,346,552.00	1,373,448.00	5,720,000.00	5,720,000.00	-	5,720,000.00	500,000.00
05616YAE0	18,853,825.29	(4,465,158.11)	14,388,667.18	14,388,667.18	-	14,388,667.18	1,883,333.40
05617AMN8	34,594.93	-	34,594.93	2,310.04	(32,284.89)	2,310.04	14,596.18
05617BAA7	3,722,628.53	3,103,871.47	6,826,500.00	6,826,500.00	-	6,826,500.00	222,000.00
05946XJW4	170,338.75	(117,857.21)	52,481.54	52,477.87	(3.67)	52,477.87	158,146.37
05946XYB3	183,707.74	-	183,707.74	118,648.44	(65,059.30)	118,648.44	109,381.11
05946XYP2	1,428,514.72	-	1,428,514.72	1,330,552.30	(97,962.42)	1,330,552.30	773,023.36
05948XVJ7	815,068.00	114,504.11	929,572.11	902,461.25	(27,110.86)	902,461.25	202,681.69
05949AGR5	1,088,627.28	-	1,088,627.28	1,082,581.86	(6,045.42)	1,082,581.86	931,832.30
05949AHG8	6,613,855.55	-	6,613,855.55	6,501,312.64	(112,542.91)	6,501,312.64	5,982,534.38
05949ALH1	3,136,063.07	-	3,136,063.07	3,109,213.69	(26,849.38)	3,109,213.69	2,847,287.53
05950HAA9	28,262,827.99	(1,154,765.51)	27,108,062.48	27,038,486.91	(69,575.57)	27,038,486.91	20,120,243.68
06050HKY3	183,898.38	107,785.83	291,684.21	291,680.77	(3.44)	291,680.77	93,668.82
06652DAA7	8,246,372.76	(246,350.64)	8,000,022.12	7,959,884.65	(40,137.47)	7,959,884.65	4,385,454.26
07325HAC9	3,396,421.72	(37,314.22)	3,359,107.50	3,359,107.50	-	3,359,107.50	2,066,435.00
07325VAG9	3,340,344.14	(37,370.28)	3,302,973.86	2,902,615.24	(400,358.62)	2,902,615.24	2,138,970.12
07384MS60	4,802,277.96	(427,276.98)	4,375,000.98	4,367,915.95	(7,085.03)	4,367,915.95	3,674,773.49
07384MV33	56,469.35	149,524.72	205,994.07	214,436.54	8,442.47	214,436.54	236,688.54
073852AA3	4,849,248.05	-	4,849,248.05	4,807,800.46	(41,447.59)	4,807,800.46	4,403,044.26
073852AD7	4,331,840.60	(1,562,111.24)	2,769,729.36	2,164,167.52	(605,561.84)	2,164,167.52	1,627,815.00
073854AB7	15,735,555.94	1,003,379.75	16,738,935.69	15,361,791.55	(1,377,144.14)	15,361,791.55	10,384,084.09
073860AA6	2,827,917.98	(113,353.92)	2,714,564.06	2,623,863.37	(90,700.69)	2,623,863.37	2,211,259.89
073860AB4	3,147,261.45	47,965.59	3,195,227.04	2,841,322.73	(353,904.31)	2,841,322.73	2,075,165.70
07386HCP4	287,255.08	92,493.22	379,748.30	191,434.49	(188,313.81)	191,434.49	69,923.74
07386HEN7	683,827.45	197,897.45	881,724.90	852,425.17	(29,299.73)	852,425.17	183,905.88
07386HHW4	151,576.30	(117,136.18)	34,440.12	28,412.44	(6,027.68)	28,412.44	99,856.91
07386HJL6	380,590.74	51,484.69	432,075.43	424,530.53	(7,544.90)	424,530.53	431,673.79
07386HLU3	53,001.38	(40,308.61)	12,692.77	9,848.96	(2,843.81)	9,848.96	68,639.21
07386HSF9	207,583.40	4,598.76	212,182.16	85,616.79	(126,565.37)	85,616.79	112,096.48
07386HSP7	7,138,266.05	-	7,138,266.05	7,074,398.19	(63,867.86)	7,074,398.19	4,455,205.98
07386HYN5	57,906.24	(21,540.52)	36,365.72	35,975.20	(390.52)	35,975.20	43,711.49
073879PA0	1,587,600.00	313,374.00	1,900,974.00	1,795,558.69	(105,415.31)	1,795,558.69	659,730.00
073879QF8	1,328,399.34	(98,923.77)	1,229,475.57	1,171,121.69	(58,353.88)	1,171,121.69	649,962.49
073879Z92	11,350,187.74	681,869.83	12,032,057.57	11,367,569.79	(664,487.78)	11,367,569.79	4,120,809.48
07387AFA8	407,156.26	(7,974.91)	399,181.35	399,184.06	2.71	399,184.06	247,897.72
07387UHB0	29,857.49	84,717.94	114,575.43	10,137.29	(104,438.14)	10,137.29	95,307.24
07388EAA4	2,648,431.65	(327,186.43)	2,321,245.22	2,087,349.58	(233,895.64)	2,087,349.58	1,569,830.16
07388UAB6	1,894,719.76	(125,738.87)	1,768,980.89	1,597,444.86	(171,536.03)	1,597,444.86	1,308,020.00
07389LAA7	978,764.88	-	978,764.88	951,767.30	(26,997.58)	951,767.30	780,857.51
07389PAY6	671,883.04	(195,194.37)	476,688.67	354,984.94	(121,703.73)	354,984.94	281,451.61
07389VAA5	2,177,866.83	(223,129.66)	1,954,737.17	1,855,577.98	(99,159.19)	1,855,577.98	1,721,263.73
07400XAB4	6,160,794.91	(2,275,619.75)	3,885,175.16	3,600,099.61	(285,075.55)	3,600,099.61	1,783,112.33
07401EAA7	16,539,134.17	(4,399,772.21)	12,139,361.96	11,105,046.49	(1,034,315.47)	11,105,046.49	9,174,680.50
07401LAA1	18,438,834.77	(2,014,958.39)	16,423,876.38	16,423,876.38	-	16,423,876.38	9,280,464.75
07401LAQ6	4,994,293.71	(389,130.39)	4,605,163.32	4,579,487.64	(25,675.68)	4,579,487.64	2,610,532.26
07401LAT0	12,189.72	-	12,189.72	-	(12,189.72)	-	-
07401LBA0	556,503.37	115,133.88	671,637.25	676,731.96	5,094.71	676,731.96	741,652.79
07401UAB9	-	651,320.58	651,320.58	-	(651,320.58)	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QAY1	$18,863,836.78	$(411,968.78)	$18,451,868.00	$18,352,306.98	$(99,561.02)	$18,352,306.98	$12,499,070.11
07820QBL8	3,376,566.99	(136,328.89)	3,240,238.10	3,233,685.51	(6,552.59)	3,233,685.51	1,818,474.42
078446AB7	151,595.08	33,405.00	185,000.08	166,400.00	(18,600.08)	166,400.00	166,400.00
12489WQE7	1,982,150.96	(88,050.96)	1,894,100.00	1,538,342.85	(355,757.15)	1,538,342.85	813,420.00
12489WQH0	756,130.95	(107,825.17)	648,305.78	103,752.46	(544,553.32)	103,752.46	91,631.00
1248MAAD9	2,541,014.19	(528,869.19)	2,012,145.00	1,433,340.60	(578,804.40)	1,433,340.60	1,679,880.00
1248MEAE9	1,983,024.90	(149,056.65)	1,833,968.25	1,353,070.11	(480,898.14)	1,353,070.11	1,161,082.58
1248MEAG4	1,224,402.87	(51,403.72)	1,172,999.15	955,591.98	(217,407.17)	955,591.98	937,256.20
1248MGAJ3	259,895.47	(5,620.38)	254,275.09	254,246.64	(28.45)	254,246.64	257,087.82
1248RHAD9	4,825,729.33	624,421.61	5,450,150.94	4,688,108.38	(762,042.56)	4,688,108.38	2,622,062.01
12498NAB9	1,639,061.21	(18,936.42)	1,620,124.79	1,463,465.46	(156,659.33)	1,463,465.46	1,169,679.50
12544WAK3	1,396,569.43	(463,642.49)	932,926.94	932,916.32	(10.62)	932,916.32	1,360,197.70
12567AAF4	577,626.82	203,879.63	781,506.45	787,811.24	6,304.79	787,811.24	878,129.07
12627HAN0	-	11,466.84	11,466.84	1,367.93	(10,098.91)	1,367.93	1,683.51
12629EAK1	54,524.12	21,017.46	75,541.58	20,271.04	(55,270.54)	20,271.04	63,138.27
12629EAL9	8,583.86	2,453.62	11,037.48	1,360.90	(9,676.58)	1,360.90	3,134.03
12638PAL3	15,184.14	(438.66)	14,745.48	1,666.44	(13,079.04)	1,666.44	15,146.04
12666XAB3	7,019,185.30	(923,288.60)	6,095,896.70	5,223,181.76	(872,714.94)	5,223,181.76	4,569,055.09
126670HG6	9,352,673.98	-	9,352,673.98	9,355,922.98	3,249.00	9,355,922.98	10,084,815.90
126670JD1	1,863,962.52	(192,104.00)	1,671,858.52	1,574,212.30	(97,646.22)	1,574,212.30	1,283,185.56
126670KN7	1,678,388.88	356,254.93	2,034,643.81	1,882,551.51	(152,092.30)	1,882,551.51	841,961.40
126670LN6	2,415,597.36	626,916.91	3,042,514.27	3,042,514.26	(0.01)	3,042,514.26	1,460,640.00
126670LP1	7,123,064.58	(596,888.59)	6,526,175.99	5,761,620.57	(764,555.42)	5,761,620.57	2,062,295.21
126670PG7	2,444,356.65	610,383.35	3,054,740.00	3,054,739.99	(0.01)	3,054,739.99	973,650.00
126670TU2	203,746.99	(7,048.14)	196,698.85	188,591.24	(8,107.61)	188,591.24	166,127.47
126670WT1	5,701,723.83	(140,685.72)	5,561,038.11	5,410,642.91	(150,395.20)	5,410,642.91	4,024,154.69
12667F2A2	225,614.10	(54,562.89)	171,051.21	170,407.29	(643.92)	170,407.29	57,084.58
12667FBJ3	2,827,064.21	(108,914.75)	2,718,149.46	2,515,383.04	(202,766.42)	2,515,383.04	1,926,746.07
12667FUL7	363,818.07	668,569.98	1,032,388.05	768,054.37	(264,333.68)	768,054.37	362,632.08
12667G4D2	32,994.70	5,056.87	38,051.57	38,064.70	13.13	38,064.70	47,697.12
12667GME0	18,880,537.38	(297,783.85)	18,582,753.53	18,548,991.69	(33,761.84)	18,548,991.69	10,248,733.30
12667GR62	13,052,068.54	(667,748.98)	12,384,319.56	12,339,645.63	(44,673.93)	12,339,645.63	7,945,081.82
12667GRW5	921,422.11	(71,616.46)	849,805.65	823,931.16	(25,874.49)	823,931.16	280,986.90
12667GS20	16,531,807.96	(743,582.23)	15,788,225.73	15,720,911.25	(67,314.48)	15,720,911.25	9,005,883.82
12667GWF6	11,062,552.39	(800,695.78)	10,261,856.61	9,789,343.33	(472,513.28)	9,789,343.33	5,977,273.89
12667GYX5	1,336,434.97	(59,584.11)	1,276,850.86	1,276,934.26	83.40	1,276,934.26	1,221,145.30
12667NAC2	302,475.15	(34,563.72)	267,911.43	251,911.17	(16,000.26)	251,911.17	202,228.60
126684AC3	3,671,234.92	56,724.11	3,727,959.03	2,519,422.70	(1,208,536.33)	2,519,422.70	2,717,065.70
12668A3Q6	11,532,394.21	(1,224,490.18)	10,307,904.03	10,091,603.67	(216,300.36)	10,091,603.67	3,642,147.56
12668A3V5	11,258.20	3,341.34	14,599.54	6,673.14	(7,926.40)	6,673.14	31,045.27
12668A4B8	18,711,254.76	(1,395,504.10)	17,315,750.66	17,315,750.66	-	17,315,750.66	9,127,366.92
12668A4G7	14,011.78	27,523.14	41,534.92	15,366.29	(26,168.63)	15,366.29	73,212.54
12668AAY1	106,643.39	6,625.29	113,268.68	113,380.18	111.50	113,380.18	183,254.18
12668ACG8	4,998,888.12	(153,482.01)	4,845,406.11	4,845,406.08	(0.03)	4,845,406.08	3,609,924.61
12668ACZ6	4,499,766.63	(173,854.08)	4,325,912.55	4,137,284.50	(188,628.05)	4,137,284.50	2,379,271.66
12668AEV3	15,081,269.65	(829,384.30)	14,251,885.35	13,690,673.49	(561,211.86)	13,690,673.49	8,133,735.72
12668AEZ4	85,623.07	(59,104.31)	26,518.76	26,518.61	(0.15)	26,518.61	84,444.08
12668AFA8	-	30,018.43	30,018.43	30,018.43	-	30,018.43	263,873.71
12668AGW9	3,741,720.38	(345,539.94)	3,396,180.44	3,388,293.64	(7,886.80)	3,388,293.64	2,866,088.17
12668APF6	546,648.54	-	546,648.54	528,509.16	(18,139.38)	528,509.16	389,806.39
12668ATY1	64,981.06	285.75	65,266.81	65,301.40	34.59	65,301.40	96,700.87
12668AUD5	22,947.44	(17,168.66)	5,778.78	5,778.80	0.02	5,778.80	11,618.93
12668AVP7	9,011,861.26	(149,623.93)	8,862,237.33	8,786,969.57	(75,267.76)	8,786,969.57	4,809,012.14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668AWQ4	$63,064.95	$(41,182.86)	$21,882.09	$21,891.84	$9.75	$21,891.84	$76,664.17
12668BAU7	256,515.37	72,316.61	328,831.98	331,444.91	2,612.93	331,444.91	411,142.82
12668BB77	31,401,310.26	(1,312,292.16)	30,089,018.10	27,235,988.98	(2,853,029.12)	27,235,988.98	15,870,222.21
12668BDR1	62,791.96	(34,399.63)	28,392.33	9,544.23	(18,848.10)	9,544.23	77,363.31
12668BE33	17,706,796.02	-	17,706,796.02	16,793,629.68	(913,166.34)	16,793,629.68	8,840,208.91
12668VAB5	-	620,497.66	620,497.66	-	(620,497.66)	-	-
126694A99	16,898.38	(10,895.47)	6,002.91	6,003.39	0.48	6,003.39	17,439.22
126694F86	20,391.45	(15,609.59)	4,781.86	2,247.30	(2,534.56)	2,247.30	18,426.75
126694N46	5,470,899.87	(86,756.35)	5,384,143.52	5,360,641.34	(23,502.18)	5,360,641.34	3,671,788.82
126694P36	13,351.26	(7,740.95)	5,610.31	1,755.02	(3,855.29)	1,755.02	26,949.00
126694YW2	-	8,580.56	8,580.56	3,829.91	(4,750.65)	3,829.91	35,756.56
126694ZB7	92,124.00	(43,841.51)	48,282.49	14,982.76	(33,299.73)	14,982.76	87,298.75
126694ZD3	10,000.05	(6,657.19)	3,342.86	1,305.16	(2,037.70)	1,305.16	9,044.43
12669EJ56	301,531.31	-	301,531.31	286,548.50	(14,982.81)	286,548.50	67,864.28
12669FKR3	304,143.53	(11,418.61)	292,724.92	292,930.75	205.83	292,930.75	281,052.68
12669FP23	926,517.96	(144,719.28)	781,798.68	581,479.73	(200,318.95)	581,479.73	773,778.26
12669FP31	380,634.09	148,409.28	529,043.37	529,599.59	556.22	529,599.59	2,648,192.87
12669FVD2	1,169,620.10	(65,066.69)	1,104,553.41	1,077,602.48	(26,950.93)	1,077,602.48	1,003,245.17
12669FW82	1,314,727.94	(10,002.13)	1,304,725.81	1,287,811.50	(16,914.31)	1,287,811.50	868,963.99
12669GKH3	15,331,821.57	(276,763.61)	15,055,057.96	15,002,316.60	(52,741.36)	15,002,316.60	10,052,878.55
12669GPB1	16,950.71	9,248.94	26,199.65	26,230.15	30.50	26,230.15	53,255.89
12669GRM5	3,911,114.03	(384,606.77)	3,526,507.26	3,513,044.42	(13,462.84)	3,513,044.42	1,780,769.18
12669GRQ6	10,272,369.54	(1,065,274.43)	9,207,095.11	9,207,134.49	39.38	9,207,134.49	4,609,484.89
12669GTV3	467,078.28	-	467,078.28	452,088.33	(14,989.95)	452,088.33	243,610.29
12669GUR0	4,439,724.36	-	4,439,724.36	4,240,384.06	(199,340.30)	4,240,384.06	2,441,775.73
12669GXW6	471,356.95	(139,215.79)	332,141.16	317,212.09	(14,929.07)	317,212.09	463,602.20
14454AAB5	4,471,714.44	(55,600.07)	4,416,114.37	3,857,608.47	(558,505.90)	3,857,608.47	4,164,604.52
172939AB6	15,337.86	-	15,337.86	13,118.45	(2,219.41)	13,118.45	15,336.27
172981AK8	342,521.18	(31,891.65)	310,629.53	310,632.30	2.77	310,632.30	389,038.34
172981AL6	151,789.82	(25,449.25)	126,340.57	126,414.10	73.53	126,414.10	240,485.38
17307G3D8	2,598,040.25	-	2,598,040.25	2,350,810.16	(247,230.09)	2,350,810.16	1,117,297.50
17307GH76	463,195.26	(55,298.08)	407,897.18	407,963.50	66.32	407,963.50	270,268.29
17307GH84	131,176.06	1,655.85	132,831.91	132,825.92	(5.99)	132,825.92	108,707.01
17307GMQ8	8,616,619.66	(505,406.42)	8,111,213.24	8,111,213.24	-	8,111,213.24	7,609,572.61
17307GN79	418,283.59	(315,563.30)	102,720.29	102,725.13	4.84	102,725.13	414,688.77
17307GPE2	18,552,801.73	(4,842,253.54)	13,710,548.19	13,710,548.20	0.01	13,710,548.20	12,283,335.08
17307GPW2	513,103.85	(424,513.73)	88,590.12	88,590.13	0.01	88,590.13	165,726.90
17307GYD4	2,829,465.75	(31,728.82)	2,797,736.93	2,797,736.96	0.03	2,797,736.96	2,803,004.85
17309CAL9	79,993.93	(52,423.25)	27,570.68	10,146.60	(17,424.08)	10,146.60	59,030.30
17309MAB9	13,156,128.34	(395,030.64)	12,761,097.70	10,885,808.42	(1,875,289.28)	10,885,808.42	9,089,032.68
17309MAF0	220,729.10	11,570.76	232,299.86	58,628.93	(173,670.93)	58,628.93	59,073.95
17309NAH4	774,441.64	(174,961.62)	599,480.02	373,732.49	(225,747.53)	373,732.49	1,317,984.39
17309QAC8	9,483,531.50	-	9,483,531.50	9,131,483.87	(352,047.63)	9,131,483.87	6,448,000.00
17309QAM6	9,141.75	-	9,141.75	4,197.12	(4,944.63)	4,197.12	8,836.65
17309RAM4	56,280.88	(4,625.89)	51,654.99	13,656.64	(37,998.35)	13,656.64	73,720.22
17309SAC4	8,925,171.25	(504,005.88)	8,421,165.37	6,941,987.90	(1,479,177.47)	6,941,987.90	5,687,470.00
17309SAM2	4,636.01	4,720.97	9,356.98	2,553.02	(6,803.96)	2,553.02	5,013.99
17309SAN0	7,214.87	(137.27)	7,077.60	1,509.08	(5,568.52)	1,509.08	2,668.08
17309YAJ6	54,564.03	20,288.62	74,852.65	39,911.23	(34,941.42)	39,911.23	114,422.81
17309YAK3	-	28,604.03	28,604.03	4,216.72	(24,387.31)	4,216.72	42,204.10
17310UAE2	51,053.34	(27,826.82)	23,226.52	4,863.91	(18,362.61)	4,863.91	37,520.51
17311FAL8	30,887.23	(21,445.18)	9,442.05	154.36	(9,287.69)	154.36	222,132.05
17311YAC7	3,150,249.53	480,130.23	3,630,379.76	2,862,498.86	(767,880.90)	2,862,498.86	2,101,458.18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17312TAH6	$1,893,993.95	$(226,464.53)	$1,667,529.42	$1,440,032.26	$(227,497.16)	$1,440,032.26	$1,534,891.53
22540V3F7	1,890,042.00	559,538.77	2,449,580.77	2,449,442.72	(138.05)	2,449,442.72	507,466.40
22540V5D0	115,031.22	(28,738.44)	86,292.78	86,191.16	(101.62)	86,191.16	74,035.85
22540VQ70	899,974.17	236,261.77	1,136,235.94	1,136,235.94	-	1,136,235.94	623,860.28
22541N5E5	1,473,419.26	-	1,473,419.26	1,369,780.86	(103,638.40)	1,369,780.86	691,510.56
22541NBT5	1,074,616.32	347,070.61	1,421,686.93	1,420,919.03	(767.90)	1,420,919.03	859,509.76
22541NFL8	5,118,467.49	(127,761.32)	4,990,706.17	4,990,706.20	0.03	4,990,706.20	2,288,500.02
22541NUB3	2,880,202.96	(91,441.62)	2,788,761.34	2,789,444.82	683.48	2,789,444.82	2,398,709.70
22541Q4M1	663,173.64	613,317.19	1,276,490.83	1,276,344.86	(145.97)	1,276,344.86	618,494.55
22541QDB5	552,429.99	-	552,429.99	541,611.89	(10,818.10)	541,611.89	312,958.91
22541QFK3	481,402.84	(110,640.98)	370,761.86	370,790.64	28.78	370,790.64	331,650.58
22541QJR4	330,174.13	245,780.50	575,954.63	575,938.00	(16.63)	575,938.00	262,950.66
22541QV25	578,646.08	220,527.23	799,173.31	798,461.81	(711.50)	798,461.81	91,246.41
22541SFL7	852.18	(105.66)	746.52	69.29	(677.23)	69.29	510.78
22541SJV1	3,738,393.83	(4,813.15)	3,733,580.68	3,733,580.68	-	3,733,580.68	962,824.24
22541SRC4	434,980.63	93,437.29	528,417.92	528,417.92	-	528,417.92	385,161.77
22541SRZ3	31,598.34	(7,509.28)	24,089.06	12,763.53	(11,325.53)	12,763.53	43,762.64
22541SSD1	314,047.25	(127,205.03)	186,842.22	187,095.50	253.28	187,095.50	865,190.68
22541SXR4	2,613,816.01	(531,847.60)	2,081,968.41	1,786,429.75	(295,538.66)	1,786,429.75	869,884.19
225458RG5	124,076.57	(79,230.82)	44,845.75	44,845.76	0.01	44,845.76	48,115.99
225470C84	82,798.50	(68,343.29)	14,455.21	167.58	(14,287.63)	167.58	6,703.04
225470R70	96,510.45	(53,517.70)	42,992.75	5,549.27	(37,443.48)	5,549.27	63,483.41
225470R88	15,198.33	(5,180.78)	10,017.55	1,203.65	(8,813.90)	1,203.65	10,731.34
2254W0KK0	212,092.46	(310,532.74)	(98,440.28)	(106,103.50)	(7,663.22)	(106,103.50)	145,399.74
2254W0NK7	1,547,996.44	(160,746.35)	1,387,250.09	1,182,221.51	(205,028.58)	1,182,221.51	802,850.58
22943HAD8	14,216,322.80	(597,627.00)	13,618,695.80	12,658,026.12	(960,669.68)	12,658,026.12	7,054,053.00
22943HAK2	30,517.90	15,690.33	46,208.23	201.96	(46,006.27)	201.96	8,097.82
23242TAB2	4,953,226.88	(301,664.83)	4,651,562.05	4,063,349.86	(588,212.19)	4,063,349.86	3,404,713.15
23243AAD8	1,565,156.10	(124,145.33)	1,441,010.77	1,293,891.82	(147,118.95)	1,293,891.82	743,267.56
23244FAM6	24,363.20	(20,376.13)	3,987.07	88.50	(3,898.57)	88.50	31,646.43
23244LAB7	4,296,125.45	(919,083.73)	3,377,041.72	2,921,778.81	(455,262.91)	2,921,778.81	2,582,580.00
23245QAA7	2,760,260.16	(106,228.45)	2,654,031.71	2,609,924.65	(44,107.06)	2,609,924.65	1,467,295.67
23248AAJ0	1,565,856.87	(105,779.76)	1,460,077.11	1,301,324.71	(158,752.40)	1,301,324.71	1,068,942.12
23332UAC8	5,807,742.68	(13,168.35)	5,794,574.33	5,741,469.60	(53,104.73)	5,741,469.60	3,866,071.61
23332UAR5	10,467,214.03	(18,172.73)	10,449,041.30	10,449,041.30	-	10,449,041.30	6,182,658.05
23332UAS3	277,932.48	-	277,932.48	206,727.94	(71,204.54)	206,727.94	65,384.78
23332UBV5	7,460,439.38	(479,169.10)	6,981,270.28	6,981,270.28	-	6,981,270.28	4,313,808.10
23332UCM4	658,612.31	-	658,612.31	643,759.22	(14,853.09)	643,759.22	401,892.70
23332UDU5	22,851,604.71	(656,343.79)	22,195,260.92	22,100,532.47	(94,728.45)	22,100,532.47	13,289,579.24
23332UFV1	1,605,962.27	(74,651.56)	1,531,310.71	1,531,310.71	-	1,531,310.71	843,104.65
251508AB3	12,475,288.19	(297,899.32)	12,177,388.87	10,617,465.44	(1,559,923.43)	10,617,465.44	6,145,035.48
25150PAD1	32,778.73	(16,297.96)	16,480.77	1,959.61	(14,521.16)	1,959.61	4,542.36
251510FB4	8,549,333.83	(194,897.70)	8,354,436.13	7,642,454.65	(711,981.48)	7,642,454.65	5,761,634.00
251510FL2	159,899.64	-	159,899.64	156,803.09	(3,096.55)	156,803.09	227,998.74
251510HS5	13,603,006.39	(1,103,261.72)	12,499,744.67	12,076,035.59	(423,709.08)	12,076,035.59	8,439,838.24
251510NB5	6,034,679.55	-	6,034,679.55	5,767,870.03	(266,809.52)	5,767,870.03	3,683,705.40
251510NC3	8,740,923.18	5,593,334.86	14,334,258.04	14,334,258.03	(0.01)	14,334,258.03	2,968,247.91
25151AAA9	4,856,137.55	2,503,372.19	7,359,509.74	6,689,907.58	(669,602.16)	6,689,907.58	3,929,711.54
251563DR0	102,525.63	(50,707.75)	51,817.88	32,476.26	(19,341.62)	32,476.26	102,321.81
26248PMM0	10,997.67	-	10,997.67	2,416.74	(8,580.93)	2,416.74	5,730.01
26410MAF7	5,233,856.64	(2,757,559.00)	2,476,297.64	2,700,672.60	224,374.96	2,700,672.60	527,148.00
26410WAD0	3,213,269.77	413,203.94	3,626,473.71	3,097,151.46	(529,322.25)	3,097,151.46	856,615.50
26441EAC5	401,016.00	(116,766.00)	284,250.00	284,250.00	-	284,250.00	175,000.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
26441NAA9	$-	$53,400.00	$53,400.00	$16,200.00	$(37,200.00)	$16,200.00	$16,200.00
26441NAB7	-	31,000.00	31,000.00	10,800.00	(20,200.00)	10,800.00	10,800.00
29108PAB0	(134,092.48)	2,264,092.48	2,130,000.00	2,130,000.00	-	2,130,000.00	1,100,000.00
30247DAD3	2,051,017.09	(1,137,411.77)	913,605.32	845,088.51	(68,516.81)	845,088.51	1,000,034.00
316599AB5	140,483.38	-	140,483.38	136,159.33	(4,324.05)	136,159.33	131,868.91
31678UAA7	289,345.77	159,741.30	449,087.07	448,714.56	(372.51)	448,714.56	228,687.27
318340AB2	1,106,527.87	449,771.16	1,556,299.03	1,315,378.39	(240,920.64)	1,315,378.39	611,000.01
32027NLM1	10,391.79	(1,561.24)	8,830.55	8,830.55	-	8,830.55	9,161.00
32051DCK6	563,580.03	-	563,580.03	552,360.05	(11,219.98)	552,360.05	551,934.49
32051DRA2	115,648.30	-	115,648.30	109,462.89	(6,185.41)	109,462.89	101,136.64
32051DV33	794,995.19	(53,051.26)	741,943.93	742,001.26	57.33	742,001.26	631,716.89
32051GBV6	195,657.25	-	195,657.25	190,371.32	(5,285.93)	190,371.32	247,779.49
32051GCF0	554,677.61	(231,053.37)	323,624.24	260,229.45	(63,394.79)	260,229.45	479,396.76
32051GFF7	114,141.34	(49,374.38)	64,766.96	38,252.95	(26,514.01)	38,252.95	44,989.43
32051GVN2	3,821,650.34	-	3,821,650.34	3,791,624.29	(30,026.05)	3,791,624.29	3,605,696.38
32051GZS7	7,648,650.03	(484,876.35)	7,163,773.68	6,908,445.51	(255,328.17)	6,908,445.51	5,687,933.60
32052CAD5	187.27	-	187.27	-	(187.27)	-	-
32056CAH2	18,026,259.76	(719,438.20)	17,306,821.56	17,195,946.42	(110,875.14)	17,195,946.42	13,160,090.74
32113JAA3	745,161.46	-	745,161.46	730,438.24	(14,723.22)	730,438.24	399,219.66
32113JBV6	690,144.22	(368,021.55)	322,122.67	228,030.96	(94,091.71)	228,030.96	118,856.40
35729RAE6	10,399,373.35	(270,043.94)	10,129,329.41	7,883,777.67	(2,245,551.74)	7,883,777.67	8,255,183.02
35952Z007	12,597,726.70	(4,238,353.77)	8,359,372.93	8,065,469.68	(293,903.25)	8,065,469.68	2,239,090.41
35952Z023	10,157,208.88	(3,420,733.95)	6,736,474.93	6,509,562.83	(226,912.10)	6,509,562.83	1,725,443.26
35952Z031	10,918,604.98	(3,621,147.46)	7,297,457.52	6,890,943.13	(406,514.39)	6,890,943.13	1,698,588.00
35952Z049	9,616,866.38	(3,111,100.34)	6,505,766.04	5,920,336.51	(585,429.53)	5,920,336.51	1,433,549.70
35952Z056	9,823,862.10	(3,161,367.50)	6,662,494.60	6,015,993.51	(646,501.09)	6,015,993.51	1,367,656.20
35952Z064	10,038,057.69	(3,213,383.11)	6,824,674.58	6,114,977.70	(709,696.88)	6,114,977.70	1,448,192.70
35952ZA06	27,551,645.51	(13,015,358.19)	14,536,287.32	11,259,327.99	(3,276,959.33)	11,259,327.99	3,837,485.15
35952ZA14	1,310,604.18	(608,032.74)	702,571.44	525,997.05	(176,574.39)	525,997.05	172,084.53
35952ZA22	2,174,056.20	(1,016,132.73)	1,157,923.47	879,036.25	(278,887.22)	879,036.25	266,455.75
36228FU38	133,252.51	(23,408.35)	109,844.16	110,225.32	381.16	110,225.32	135,474.16
362334EB6	11,750,921.86	(409,585.78)	11,341,336.08	10,432,832.98	(908,503.10)	10,432,832.98	7,905,838.40
362334FS8	1,498,434.51	(52,548.01)	1,445,886.50	1,268,784.30	(177,102.20)	1,268,784.30	896,004.31
362341SG5	973,759.47	(251,383.68)	722,375.79	722,619.50	243.71	722,619.50	841,148.33
362341VU0	22,216,825.75	(706,260.26)	21,510,565.49	21,510,565.56	0.07	21,510,565.56	14,506,947.50
362341XE4	24,725,080.51	(1,120,609.69)	23,604,470.82	23,619,213.22	14,742.40	23,619,213.22	20,524,915.29
36242D3Z4	99,672.30	18,970.87	118,643.17	57,525.76	(61,117.41)	57,525.76	37,989.60
36242DBY8	1,514,752.44	(11,567.69)	1,503,184.75	1,503,222.82	38.07	1,503,222.82	1,542,213.75
36242DBZ5	736,203.43	(295,389.29)	440,814.14	431,349.89	(9,464.25)	431,349.89	174,847.45
36242DGA5	255,499.68	(78,936.04)	176,563.64	131,227.71	(45,335.93)	131,227.71	109,513.40
362437AC9	2,904,701.65	-	2,904,701.65	2,766,512.29	(138,189.36)	2,766,512.29	2,200,124.57
36244LAA1	3,592,536.98	(35,823.51)	3,556,713.47	3,346,055.90	(210,657.57)	3,346,055.90	2,781,928.22
362480AD7	20,578,094.31	(1,551,939.62)	19,026,154.69	17,271,484.62	(1,754,670.07)	17,271,484.62	10,506,726.52
38012UAA7	702,306.52	(135,212.34)	567,094.18	567,094.18	-	567,094.18	463,963.48
39538AAN6	112,699.15	(42,873.56)	69,825.59	6,620.32	(63,205.27)	6,620.32	46,850.28
39538RAB5	12,822,232.56	(211,618.14)	12,610,614.42	12,610,614.42	-	12,610,614.42	6,530,042.45
39538RBB4	14,678,426.13	-	14,678,426.13	14,242,584.03	(435,842.10)	14,242,584.03	7,704,968.48
39538WBH0	18,553.24	(5,118.63)	13,434.61	12,049.27	(1,385.34)	12,049.27	10,356.98
39538WEU8	40,208.50	(8,527.45)	31,681.05	1,855.69	(29,825.36)	1,855.69	18,233.47
39538WFH6	12,189,549.72	(450,769.55)	11,738,780.17	11,497,667.50	(241,112.67)	11,497,667.50	5,790,767.49
39538WHF8	35,953,806.23	(2,193,286.66)	33,760,519.57	33,038,438.02	(722,081.55)	33,038,438.02	17,810,559.51
39539GAA0	5,782,377.38	-	5,782,377.38	5,687,762.28	(94,615.10)	5,687,762.28	3,254,887.46
40430HAJ7	224,963.40	(53,507.84)	171,455.56	68,648.39	(102,807.17)	68,648.39	51,328.98

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40430HBH0	$26,420.54	$6,245.24	$32,665.78	$6,438.06	$(26,227.72)	$6,438.06	$8,564.40
40430HBJ6	1,430.41	10,873.51	12,303.92	2,561.10	(9,742.82)	2,561.10	3,899.46
40430HCQ9	17,350.80	(9,836.80)	7,514.00	3,267.41	(4,246.59)	3,267.41	10,485.80
40430HDC9	1,851,099.68	-	1,851,099.68	1,792,320.84	(58,778.84)	1,792,320.84	1,382,382.87
40430HEB0	63,957.60	(12,947.84)	51,009.76	40,225.13	(10,784.63)	40,225.13	60,728.90
40430HFL7	1,956,176.05	-	1,956,176.05	1,906,241.76	(49,934.29)	1,906,241.76	1,318,660.00
40430MAB3	774,684.30	-	774,684.30	498,323.78	(276,360.52)	498,323.78	427,663.10
40430VAG2	8,658,131.22	1,992,799.59	10,650,930.81	10,650,930.84	0.03	10,650,930.84	6,347,544.39
40430YAD3	1,120,844.61	476,051.43	1,596,896.04	1,595,797.52	(1,098.52)	1,595,797.52	1,032,149.37
40431HAT4	36,041.61	(675.07)	35,366.54	3,884.33	(31,482.21)	3,884.33	47,067.21
40431KAA8	218,202.31	-	218,202.31	199,872.54	(18,329.77)	199,872.54	171,190.71
40431KAE0	7,121,578.31	(179,682.76)	6,941,895.55	5,616,940.27	(1,324,955.28)	5,616,940.27	4,391,833.37
40431KAL4	-	29,984.05	29,984.05	356.28	(29,627.77)	356.28	39,389.28
40431KAN0	3,059.18	(2,656.02)	403.16	7.99	(395.17)	7.99	5,149.68
40431RAN5	42,004.00	(25,007.00)	16,997.00	7,087.43	(9,909.57)	7,087.43	40,890.00
40431XAE2	5,000,000.00	(561,010.00)	4,438,990.00	3,669,719.88	(769,270.12)	3,669,719.88	2,298,750.00
40431XAF9	1,652,330.35	(203,975.66)	1,448,354.69	1,186,537.22	(261,817.47)	1,186,537.22	2,520,998.43
41161PA86	2,172,925.09	(184,140.35)	1,988,784.74	1,982,904.87	(5,879.87)	1,982,904.87	1,517,659.57
41161PFR9	1,486,451.33	(24,007.88)	1,462,443.45	1,462,165.21	(278.24)	1,462,165.21	948,636.14
41161PH55	42,645.44	(24,922.09)	17,723.35	3,658.60	(14,064.75)	3,658.60	54,018.22
41161PHC0	8,923,425.56	-	8,923,425.56	8,884,066.38	(39,359.18)	8,884,066.38	5,672,667.45
41161PHU0	8,601,760.49	(145,308.40)	8,456,452.09	8,430,019.21	(26,432.88)	8,430,019.21	5,932,136.36
41161PHZ9	70,913.71	82,797.01	153,710.72	153,889.42	178.70	153,889.42	180,593.67
41161PKH5	757,675.22	(22,173.52)	735,501.70	725,024.85	(10,476.85)	725,024.85	396,503.30
41161PL43	24,615,331.86	(2,590,119.02)	22,025,212.84	21,612,784.20	(412,428.64)	21,612,784.20	11,709,148.24
41161PLR2	14,244,717.90	(385,166.07)	13,859,551.83	13,825,335.74	(34,216.09)	13,825,335.74	8,366,287.54
41161PMG5	17,253,098.35	(435,416.46)	16,817,681.89	16,726,726.35	(90,955.54)	16,726,726.35	9,864,976.57
41161PQU0	15,032,844.26	(509,899.05)	14,522,945.21	14,404,648.24	(118,296.97)	14,404,648.24	8,046,381.00
41161PSC8	187,355.22	(104,485.09)	82,870.13	33,906.46	(48,963.67)	33,906.46	128,673.17
41161PTN3	2,488,737.90	-	2,488,737.90	2,403,295.01	(85,442.89)	2,403,295.01	1,429,172.80
41161PTP8	1,047,870.97	(49,765.79)	998,105.18	894,911.80	(103,193.38)	894,911.80	381,718.55
41161PWB5	8,018,119.10	(221,789.19)	7,796,329.91	7,739,206.28	(57,123.63)	7,739,206.28	4,267,591.76
41161PXH1	920,291.74	-	920,291.74	916,897.69	(3,394.05)	916,897.69	556,437.84
41161PZR7	118,106.83	(67,955.53)	50,151.30	50,150.84	(0.46)	50,150.84	144,552.84
41162DAF6	11,701,738.11	(661,584.41)	11,040,153.70	11,040,153.68	(0.02)	11,040,153.68	6,862,911.53
41164LAB5	17,946,999.15	(161,791.91)	17,785,207.24	16,997,897.58	(787,309.66)	16,997,897.58	8,449,856.09
43739EAP2	22,961,392.55	(820,456.47)	22,140,936.08	22,140,936.08	-	22,140,936.08	12,892,201.96
43739EBJ5	10,261,824.53	-	10,261,824.53	10,189,859.48	(71,965.05)	10,189,859.48	7,276,570.28
43739EBS5	10,255,869.16	-	10,255,869.16	10,210,251.89	(45,617.27)	10,210,251.89	6,956,810.14
44328AAB6	110,785.78	-	110,785.78	97,220.60	(13,565.18)	97,220.60	91,241.98
45071KDD3	2,258,869.68	(21,618.04)	2,237,251.64	1,959,951.95	(277,299.69)	1,959,951.95	1,845,852.93
45254NHV2	371,610.30	-	371,610.30	367,980.49	(3,629.81)	367,980.49	123,297.15
45254NJG3	1,549,447.63	(6,571.48)	1,542,876.15	1,538,876.76	(3,999.39)	1,538,876.76	928,880.28
45254NJK4	263,296.35	-	263,296.35	248,823.16	(14,473.19)	248,823.16	227,276.45
45254NJP3	205,413.04	36,624.01	242,037.05	217,461.32	(24,575.73)	217,461.32	80,537.81
45254NJV0	1,138,070.34	(9,708.64)	1,128,361.70	1,128,361.70	-	1,128,361.70	788,426.01
45254NJX6	292,353.93	6,584.43	298,938.36	298,704.57	(233.79)	298,704.57	289,072.22
45254NKA4	495,568.65	(65,119.76)	430,448.89	431,215.66	766.77	431,215.66	321,464.99
45254NKD8	4,629,985.41	-	4,629,985.41	4,626,242.43	(3,742.98)	4,626,242.43	3,429,700.17
45254NKF3	5,907,974.72	(4,269.54)	5,903,705.18	5,903,705.18	-	5,903,705.18	4,022,194.93
45254NKK2	283,289.05	(174,576.02)	108,713.03	107,138.87	(1,574.16)	107,138.87	60,564.22
45254NKX4	7,161,988.36	(10,938.73)	7,151,049.63	7,000,982.48	(150,067.15)	7,000,982.48	4,810,195.34
45254NNP8	15,300,516.98	(58,004.25)	15,242,512.73	14,916,899.98	(325,612.75)	14,916,899.98	9,037,984.78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NPA9	$17,242,032.23	$(21,220.96)	$17,220,811.27	$17,188,650.63	$(32,160.64)	$17,188,650.63	$11,291,071.24
45254NPG6	1,824,326.79	68,839.48	1,893,166.27	1,499,661.60	(393,504.67)	1,499,661.60	784,659.56
45254NPU5	6,143,726.31	(56,958.49)	6,086,767.82	6,081,734.04	(5,033.78)	6,081,734.04	3,455,846.04
45254TMK7	103,933.71	44,404.56	148,338.27	148,251.52	(86.75)	148,251.52	58,150.97
45254TSM7	5,134,958.75	-	5,134,958.75	4,904,216.59	(230,742.16)	4,904,216.59	2,203,345.32
45254TTM6	7,821,649.09	3,574,764.87	11,396,413.96	11,392,853.15	(3,560.81)	11,392,853.15	114,739.03
452570AA2	108,099.32	(11,936.08)	96,163.24	96,163.25	0.01	96,163.25	70,513.16
45257EAA2	7,076,387.15	(332,234.94)	6,744,152.21	6,379,410.87	(364,741.34)	6,379,410.87	2,700,786.82
45660L4P1	621,804.05	(133,988.47)	487,815.58	57,105.29	(430,710.29)	57,105.29	1,083,035.37
45660L4Q9	384,064.65	(251,714.72)	132,349.93	979.46	(131,370.47)	979.46	42,763.04
45660LAU3	198,143.26	-	198,143.26	171,417.93	(26,725.33)	171,417.93	166,005.65
45660LCN7	7,169,685.04	(373,021.18)	6,796,663.86	6,776,094.11	(20,569.75)	6,776,094.11	3,622,615.51
45660LGX1	178,224.04	(114,519.62)	63,704.42	63,704.11	(0.31)	63,704.11	72,065.00
45660LKW8	29,413,454.36	-	29,413,454.36	29,030,201.20	(383,253.16)	29,030,201.20	15,624,210.43
45660LNB1	411,659.39	8,529.99	420,189.38	327,147.44	(93,041.94)	327,147.44	236,660.48
45660LR84	279,459.32	(212,446.68)	67,012.64	17,959.47	(49,053.17)	17,959.47	126,578.07
45660LVD8	46,323.44	5,215.42	51,538.86	32,328.46	(19,210.40)	32,328.46	44,144.81
45660LW96	4,663,844.83	(200,285.25)	4,463,559.58	4,362,887.12	(100,672.46)	4,362,887.12	2,225,089.04
45660LWD7	5,091,502.81	(1,201,715.18)	3,889,787.63	3,884,344.71	(5,442.92)	3,884,344.71	2,954,382.62
45660LYW3	5,853,501.88	(131,428.11)	5,722,073.77	5,391,847.32	(330,226.45)	5,391,847.32	2,803,125.90
45660N2J3	6,372,718.41	(42,070.33)	6,330,648.08	6,179,827.90	(150,820.18)	6,179,827.90	3,707,712.83
45660N5H4	7,613,450.26	(85,652.21)	7,527,798.05	7,335,159.95	(192,638.10)	7,335,159.95	5,136,644.66
45660N7R0	297,682.97	(38,427.25)	259,255.72	125,824.32	(133,431.40)	125,824.32	121,149.00
45660NM44	270,353.97	12,515.17	282,869.14	283,563.82	694.68	283,563.82	456,915.03
45660NQ24	2,708,860.47	(143,975.78)	2,564,884.69	2,543,474.90	(21,409.79)	2,543,474.90	2,131,329.60
45660NRB3	721,448.94	390,163.68	1,111,612.62	1,111,448.99	(163.63)	1,111,448.99	561,917.32
45660NS30	3,078,528.74	(5,877.59)	3,072,651.15	3,039,838.61	(32,812.54)	3,039,838.61	1,572,367.56
45660NT96	3,452,909.04	-	3,452,909.04	3,384,296.00	(68,613.04)	3,384,296.00	2,624,022.47
456612AC4	21,551,229.32	(716,844.00)	20,834,385.32	20,836,618.72	2,233.40	20,836,618.72	11,326,676.00
45661EAA2	424,264.23	(41,654.37)	382,609.86	382,609.84	(0.02)	382,609.84	296,062.18
45661EAM6	(15,929.66)	-	(15,929.66)	-	15,929.66	-	-
45661LAG3	4,656,310.95	2,674,595.53	7,330,906.48	6,982,957.06	(347,949.42)	6,982,957.06	4,222,057.95
45661XAK8	(2,861.52)	-	(2,861.52)	-	2,861.52	-	-
45662BAJ8	150,566.18	(31,994.75)	118,571.43	118,571.43	-	118,571.43	96,138.02
45664BAE7	125,574.24	(4,872.64)	120,701.60	32,217.23	(88,484.37)	32,217.23	59,179.35
45664BAF4	14,896.53	-	14,896.53	151.42	(14,745.11)	151.42	16,400.35
45667QAJ0	152,815.71	(110,494.63)	42,321.08	23,470.58	(18,850.50)	23,470.58	58,765.38
45667WAA6	5,791,497.51	-	5,791,497.51	5,738,173.98	(53,323.53)	5,738,173.98	3,396,490.07
45667WAC2	1,061,712.03	-	1,061,712.03	912,641.26	(149,070.77)	912,641.26	597,113.27
45667WAJ7	15,267.62	(8,676.62)	6,591.00	2,073.04	(4,517.96)	2,073.04	14,553.23
45668WAE7	617,686.02	126,591.46	744,277.48	689,250.87	(55,026.61)	689,250.87	407,227.90
464125AC7	2,049,608.69	(451,355.39)	1,598,253.30	1,411,834.09	(186,419.21)	1,411,834.09	1,545,252.80
464126BW0	518,562.49	160,365.74	678,928.23	678,104.61	(823.62)	678,104.61	315,144.13
46412AAD4	4,426,669.31	(304,691.87)	4,121,977.44	4,121,977.45	0.01	4,121,977.45	3,228,660.50
466247NC3	763,348.41	496,069.23	1,259,417.64	714,519.49	(544,898.15)	714,519.49	509,267.65
466247XE8	8,378,386.49	(401,760.29)	7,976,626.20	7,557,818.41	(418,807.79)	7,557,818.41	4,957,619.01
46627MBQ9	14,793,717.92	(35,993.12)	14,757,724.80	14,588,991.65	(168,733.15)	14,588,991.65	9,339,570.00
46627MCS4	10,523,089.43	(724,672.55)	9,798,416.88	9,473,967.41	(324,449.47)	9,473,967.41	5,291,066.21
466284AG1	6,110.02	(3,489.00)	2,621.02	484.50	(2,136.52)	484.50	1,009.63
466286AH4	11,833.06	(9,643.85)	2,189.21	307.91	(1,881.30)	307.91	961.44
46629BAR0	4,307,876.98	(183,067.00)	4,124,809.98	3,387,847.38	(736,962.60)	3,387,847.38	3,528,750.00
46629NAC7	542,935.82	-	542,935.82	516,494.29	(26,441.53)	516,494.29	456,010.55
46629QAR7	39,647.40	(5,173.40)	34,474.00	13,880.46	(20,593.54)	13,880.46	34,246.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
46629QAU0	$2,021,995.44	$(38,863.00)	$1,983,132.44	$1,464,528.27	$(518,604.17)	$1,464,528.27	$946,687.50
46629QBE5	9,013.40	-	9,013.40	1,755.71	(7,257.69)	1,755.71	4,614.60
46629QBF2	34,532.60	(23,878.43)	10,654.17	2,537.57	(8,116.60)	2,537.57	33,421.51
46629TAP5	28,239.94	10,415.06	38,655.00	15,869.93	(22,785.07)	15,869.93	77,296.00
46630CAC8	4,241,516.15	(239,120.51)	4,002,395.64	2,599,205.87	(1,403,189.77)	2,599,205.87	1,434,450.00
46630KAA4	1,953,316.24	(27,452.89)	1,925,863.35	1,740,643.15	(185,220.20)	1,740,643.15	1,416,365.51
52520MFT5	237,961.35	(69,153.80)	168,807.55	168,807.55	-	168,807.55	238,233.86
525221AW7	921,355.00	(667,600.19)	253,754.81	253,754.83	0.02	253,754.83	281,904.66
525221CD7	559,421.41	439,062.21	998,483.62	716,769.44	(281,714.18)	716,769.44	107,768.85
525221CE5	25,395.30	(11,082.18)	14,313.12	2,210.30	(12,102.82)	2,210.30	29,920.68
525221DV6	(8,775.38)	(12,813.42)	(21,588.80)	6,163.77	27,752.57	6,163.77	120,038.30
525221EN3	17,867,814.42	(1,222,548.02)	16,645,266.40	16,648,455.09	3,188.69	16,648,455.09	6,258,112.24
525221EY9	24,237.30	(18,781.92)	5,455.38	954.24	(4,501.14)	954.24	13,268.11
525221FE2	477.59	13,051.50	13,529.09	7,720.86	(5,808.23)	7,720.86	14,072.47
525221GK7	55,878.89	11,810.83	67,689.72	90.06	(67,599.66)	90.06	5,867.58
525221GM3	4,216,698.22	(243,581.79)	3,973,116.43	3,973,116.43	-	3,973,116.43	2,143,094.71
525221GW1	13,735.93	-	13,735.93	-	(13,735.93)	-	-
525221HA8	31,302,771.71	(3,924,129.91)	27,378,641.80	27,376,530.02	(2,111.78)	27,376,530.02	16,220,806.10
525221HK6	-	8,712.03	8,712.03	1,771.39	(6,940.64)	1,771.39	1,685.89
525221JA6	185,398.14	216,678.63	402,076.77	116,346.84	(285,729.93)	116,346.84	327,869.02
525226AL0	2,041,436.93	(881,883.17)	1,159,553.76	1,055,302.54	(104,251.22)	1,055,302.54	105,672.00
525229AG5	3,305,832.31	(1,374,579.22)	1,931,253.09	1,931,253.09	-	1,931,253.09	1,452,438.93
52522DAZ4	493.42	-	493.42	-	(493.42)	-	-
52522GAQ7	7,948.99	-	7,948.99	-	(7,948.99)	-	-
52524VAG4	16,012,291.61	(703,565.77)	15,308,725.84	14,880,794.38	(427,931.46)	14,880,794.38	8,310,209.38
52524YAF0	15,541,301.08	(1,360,381.05)	14,180,920.03	13,987,390.02	(193,530.01)	13,987,390.02	7,172,764.08
550279AA1	6,274,777.90	(236,352.07)	6,038,425.83	5,719,975.04	(318,450.79)	5,719,975.04	3,305,180.21
55027AAR1	16,288,890.63	(1,244,157.03)	15,044,733.60	14,831,783.35	(212,950.25)	14,831,783.35	8,697,837.47
55027AAU4	7,186,788.15	(614,901.60)	6,571,886.55	6,443,807.17	(128,079.38)	6,443,807.17	2,962,638.41
55027BAA6	20,955,333.39	(2,254,332.44)	18,701,000.95	17,758,278.13	(942,722.82)	17,758,278.13	8,466,012.75
55275NBB6	8,250.00	-	8,250.00	-	(8,250.00)	-	-
56119LAG8	4,723,808.83	(1,877,459.94)	2,846,348.89	1,531,598.40	(1,314,750.49)	1,531,598.40	146,430.00
576429AL8	19,711.56	(11,899.96)	7,811.60	6,301.40	(1,510.20)	6,301.40	32,665.19
576433E44	297,366.84	(76,658.37)	220,708.47	220,708.46	(0.01)	220,708.46	272,937.67
576433G42	10,652,312.45	(163,453.73)	10,488,858.72	10,412,833.49	(76,025.23)	10,412,833.49	5,566,969.49
576433H33	6,372,422.22	(392,290.83)	5,980,131.39	5,972,733.59	(7,397.80)	5,972,733.59	4,252,420.19
576433KG0	611,574.23	409,654.00	1,021,228.23	1,021,228.23	-	1,021,228.23	542,404.20
576433NH5	4,864,250.80	(932,638.83)	3,931,611.97	3,738,615.28	(192,996.69)	3,738,615.28	2,184,145.84
576433RU2	1,564,814.22	1,198,608.89	2,763,423.11	2,311,546.71	(451,876.40)	2,311,546.71	834,300.00
576433SE7	1,210,379.66	779,554.36	1,989,934.02	1,858,572.37	(131,361.65)	1,858,572.37	394,640.00
576433WZ5	2,716,809.47	(27,281.63)	2,689,527.84	2,689,527.83	(0.01)	2,689,527.83	2,741,425.34
576436CV9	721,026.64	(4,537.22)	716,489.42	654,247.18	(62,242.24)	654,247.18	443,794.43
57643AAA8	945,496.45	(82,062.60)	863,433.85	770,147.78	(93,286.07)	770,147.78	561,189.50
57643LMP8	2,789,386.65	(231,738.57)	2,557,648.08	1,993,072.89	(564,575.19)	1,993,072.89	990,090.30
576444AA1	-	(779.65)	(779.65)	(779.62)	0.03	(779.62)	-
589929D62	124,182.59	(54.60)	124,127.99	124,127.89	(0.10)	124,127.89	113,199.46
59020UAA3	258,104.69	(17,427.80)	240,676.89	241,216.22	539.33	241,216.22	258,055.41
59020UHP3	1,052,530.18	(38,769.78)	1,013,760.40	1,013,918.12	157.72	1,013,918.12	1,551,002.30
59020UQ57	3,985,091.88	(179,447.86)	3,805,644.02	3,709,559.79	(96,084.23)	3,709,559.79	1,886,796.00
59020UTL9	1,301,661.36	(250,222.66)	1,051,438.70	1,051,438.71	0.01	1,051,438.71	569,601.48
59020UXN0	988,984.54	(503,824.31)	485,160.23	337,980.13	(147,180.10)	337,980.13	343,243.94
590212AB2	374,387.65	(1,410.69)	372,976.96	283,938.22	(89,038.74)	283,938.22	240,738.19
59023WAG3	95,554.26	(20,280.06)	75,274.20	32,000.47	(43,273.73)	32,000.47	100,682.69

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59024EAD9	$3,325,725.45	$335,633.92	$3,661,359.37	$2,550,410.90	$(1,110,948.47)	$2,550,410.90	$2,626,032.47
59024UAB7	2,032,019.76	(1,128.09)	2,030,891.67	1,744,959.31	(285,932.36)	1,744,959.31	1,492,947.00
59024WAF4	441,002.12	(18,363.18)	422,638.94	422,639.40	0.46	422,639.40	30,981.59
61748HAA9	29,279.95	(72.49)	29,207.46	29,212.42	4.96	29,212.42	26,883.97
61748HRF0	144,755.20	(48,244.69)	96,510.51	12,607.65	(83,902.86)	12,607.65	2,570.55
61749BAB9	945,603.73	(5,384.35)	940,219.38	856,972.03	(83,247.35)	856,972.03	658,881.87
61749BAP8	2,417.08	(1,382.60)	1,034.48	789.67	(244.81)	789.67	2,192.23
61750FAE0	880,066.92	31,010.99	911,077.91	739,608.63	(171,469.28)	739,608.63	504,449.35
61750MAB1	115,988.62	-	115,988.62	106,384.19	(9,604.43)	106,384.19	111,448.07
61750SAB8	1,290,522.75	(5,100.27)	1,285,422.48	1,163,864.67	(121,557.81)	1,163,864.67	1,071,294.30
61751JAQ4	38,767.09	19,560.54	58,327.63	24,575.78	(33,751.85)	24,575.78	47,181.32
617526AE8	476,968.44	(46,120.06)	430,848.38	330,663.44	(100,184.94)	330,663.44	246,923.38
61753KAB2	559,208.71	(774.82)	558,433.89	509,549.80	(48,884.09)	509,549.80	515,564.98
61753VAG7	-	2,766.48	2,766.48	1,369.53	(1,396.95)	1,369.53	2,887.04
61755AAB2	49,506.96	(442.13)	49,064.83	45,196.99	(3,867.84)	45,196.99	38,362.28
61755FAE5	37,534.44	(10,214.31)	27,320.13	13,795.30	(13,524.83)	13,795.30	10,768.38
61757MAB4	3,913,561.13	(835,075.75)	3,078,485.38	2,414,468.28	(664,017.10)	2,414,468.28	2,422,750.88
61915RAX4	2,201,640.30	-	2,201,640.30	1,339,676.66	(861,963.64)	1,339,676.66	1,614,302.59
61915RAZ9	11,829.77	148,828.39	160,658.16	111,861.95	(48,796.21)	111,861.95	33,803.15
61915RBB1	9,308,158.67	(625,806.12)	8,682,352.55	8,387,760.09	(294,592.46)	8,387,760.09	4,986,896.17
61915RBZ8	1,409,159.00	(272,420.17)	1,136,738.83	1,057,232.52	(79,506.31)	1,057,232.52	650,326.10
638728AC9	3,259,817.85	(22,890.34)	3,236,927.51	2,529,371.10	(707,556.41)	2,529,371.10	2,030,692.06
638728AF2	18,561.91	-	18,561.91	-	(18,561.91)	-	-
64352VLH2	2,532,571.71	582,801.90	3,115,373.61	3,115,373.60	(0.01)	3,115,373.60	2,292,240.57
64352VPC9	43,123.92	5,242.88	48,366.80	13,538.07	(34,828.73)	13,538.07	12,812.60
64352VQR5	9,931,486.08	(168,524.05)	9,762,962.03	7,679,198.67	(2,083,763.36)	7,679,198.67	6,518,578.40
65106FAB8	14,263,605.35	(22,735.06)	14,240,870.29	13,367,631.80	(873,238.49)	13,367,631.80	8,862,773.86
65106FAG7	1,190,670.00	30,370.04	1,221,040.04	393,807.29	(827,232.75)	393,807.29	647,670.34
65535VEY0	1,058,364.05	4,609.67	1,062,973.72	1,022,015.53	(40,958.19)	1,022,015.53	656,871.50
65535VLQ9	-	43,484.42	43,484.42	15,910.41	(27,574.01)	15,910.41	75,971.03
65535VPK8	-	20,060.27	20,060.27	2,860.98	(17,199.29)	2,860.98	15,500.08
65535VRH3	6,266,429.36	1,539,821.26	7,806,250.62	6,086,108.40	(1,720,142.22)	6,086,108.40	5,584,866.16
65535VRK6	3,718,965.94	(45,152.89)	3,673,813.05	2,718,914.42	(954,898.63)	2,718,914.42	2,088,268.18
65535VSQ2	(82.52)	84,811.20	84,728.68	15,777.81	(68,950.87)	15,777.81	52,938.73
65535VUS5	3,895,364.92	(14,580.71)	3,880,784.21	2,989,246.58	(891,537.63)	2,989,246.58	2,305,182.59
65537BAG5	135,801.47	27,719.32	163,520.79	66,290.17	(97,230.62)	66,290.17	186,827.55
65538DAA3	5,312,827.99	(755,452.40)	4,557,375.59	3,758,835.27	(798,540.32)	3,758,835.27	2,743,517.21
66987WDE4	5,847,704.72	(1,907,696.14)	3,940,008.58	2,625,510.75	(1,314,497.83)	2,625,510.75	1,321,874.39
669884AF5	377,184.51	(320,129.01)	57,055.50	19,285.80	(37,769.70)	19,285.80	65,026.50
68383NCA9	29,122,184.77	(24,362.21)	29,097,822.56	28,077,470.17	(1,020,352.39)	28,077,470.17	19,464,924.60
68383NCD3	3,010,524.84	-	3,010,524.84	2,886,447.36	(124,077.48)	2,886,447.36	1,195,500.00
68383NCU5	11,502,942.75	-	11,502,942.75	11,278,190.80	(224,751.95)	11,278,190.80	6,778,459.97
68383NDT7	11,271,205.77	(896,796.33)	10,374,409.44	10,376,195.82	1,786.38	10,376,195.82	5,667,672.20
68383NDW0	3,597,142.89	1,966,825.58	5,563,968.47	5,563,968.48	0.01	5,563,968.48	1,438,805.68
68402CAC8	1,129,570.54	-	1,129,570.54	904,070.48	(225,500.06)	904,070.48	925,975.69
69121PDE0	465,476.34	(30,222.18)	435,254.16	371,270.34	(63,983.82)	371,270.34	362,639.76
69121PDX8	978,111.40	(12,463.44)	965,647.96	761,663.20	(203,984.76)	761,663.20	686,172.00
70069FHV2	1,768,763.27	2,237,789.96	4,006,553.23	4,006,553.22	(0.01)	4,006,553.22	791,420.34
74348UAL3	529,251.03	8,700,000.00	9,229,251.03	9,229,251.03	-	9,229,251.03	5,297,590.09
74919VAB2	10,652,302.68	(993,121.20)	9,659,181.48	9,313,276.32	(345,905.16)	9,313,276.32	7,593,689.89
74922MAB7	9,687,128.57	4,175,428.12	13,862,556.69	13,005,303.38	(857,253.31)	13,005,303.38	7,543,029.69
74922MAC5	2,092,990.54	(291,002.72)	1,801,987.82	1,711,344.62	(90,643.20)	1,711,344.62	1,034,273.47
74923PAJ2	1,571.45	2,853.35	4,424.80	1,660.00	(2,764.80)	1,660.00	1,630.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74923PAK9	$(391.02)	$327.62	$(63.40)	$124.63	$188.03	$124.63	$127.17
74923PAL7	1,971.91	-	1,971.91	-	(1,971.91)	-	-
74924UAB7	14,266,741.14	(505,253.85)	13,761,487.29	13,569,897.78	(191,589.51)	13,569,897.78	12,126,297.16
74924XAD7	1,426,249.05	659,240.86	2,085,489.91	376,108.88	(1,709,381.03)	376,108.88	615,410.40
74924YAH6	26,957.81	855.91	27,813.72	18,269.99	(9,543.73)	18,269.99	17,436.02
74927WAM6	228,730.11	71,175.90	299,906.01	299,674.84	(231.17)	299,674.84	374,845.91
74927XAM4	428,321.08	482,092.88	910,413.96	321,910.50	(588,503.46)	321,910.50	685,678.07
74951PBT4	3,922,041.69	2,299,991.33	6,222,033.02	6,219,225.65	(2,807.37)	6,219,225.65	2,601,017.16
74951PBV9	894,714.17	506,127.46	1,400,841.63	1,400,234.30	(607.33)	1,400,234.30	481,894.24
75114GAC3	27,542,226.82	(1,593,933.88)	25,948,292.94	25,436,827.09	(511,465.85)	25,436,827.09	13,131,451.01
75114HAD9	26,156,641.02	(2,290,774.73)	23,865,866.29	23,209,196.24	(656,670.05)	23,209,196.24	12,420,778.06
75114HAK3	4,345,090.29	1,332,818.60	5,677,908.89	5,187,537.40	(490,371.49)	5,187,537.40	1,375,305.50
75114NAA2	17,619,327.37	(271,141.83)	17,348,185.54	13,233,122.05	(4,115,063.49)	13,233,122.05	11,049,903.55
75114NAB0	4,294,512.68	1,986,378.35	6,280,891.03	4,812,858.48	(1,468,032.55)	4,812,858.48	2,639,323.22
75156XAC5	1,692,681.48	(66,097.69)	1,626,583.79	1,406,146.85	(220,436.94)	1,406,146.85	390,224.99
75405KAG3	72,207.00	(33,520.50)	38,686.50	16,425.07	(22,261.43)	16,425.07	82,599.00
75406AAB5	8,895,403.76	(112,039.39)	8,783,364.37	8,534,745.54	(248,618.83)	8,534,745.54	6,409,197.82
75970JAL0	53,512.83	58,314.15	111,826.98	61,163.35	(50,663.63)	61,163.35	92,482.25
75971EAK2	257,595.69	(43,454.93)	214,140.76	101,429.40	(112,711.36)	101,429.40	265,536.27
760985U33	395,180.18	227,220.37	622,400.55	622,400.56	0.01	622,400.56	207,422.66
76110GG62	6,213,713.75	(73,638.66)	6,140,075.09	6,140,075.09	-	6,140,075.09	4,833,180.01
76110GG70	2,369,630.97	(225,691.40)	2,143,939.57	2,144,577.08	637.51	2,144,577.08	1,868,499.55
76110GJ85	3,997,112.98	(76,580.43)	3,920,532.55	3,920,532.57	0.02	3,920,532.57	3,421,042.45
76110GTL5	1,562,861.26	(79,616.47)	1,483,244.79	1,483,244.80	0.01	1,483,244.80	1,574,472.15
76110GZQ7	8,594,656.44	(93,127.26)	8,501,529.18	8,501,529.19	0.01	8,501,529.19	7,490,061.37
76110GZR5	3,073,642.49	(28,507.28)	3,045,135.21	3,045,637.00	501.79	3,045,637.00	2,766,575.59
76110H4M8	395,265.68	(3,107.15)	392,158.53	334,099.27	(58,059.26)	334,099.27	213,990.49
76110H4Q9	563,487.10	(86,553.64)	476,933.46	476,939.06	5.60	476,939.06	548,700.17
76110H5C9	1,054,092.13	(435,732.14)	618,359.99	314,578.84	(303,781.15)	314,578.84	230,605.76
76110H5D7	30,845.67	-	30,845.67	7,611.74	(23,233.93)	7,611.74	22,307.81
76110HKX6	5,323,061.55	2,813,000.16	8,136,061.71	8,135,654.13	(407.58)	8,135,654.13	5,455,081.97
76110HKY4	703,854.76	625,157.79	1,329,012.55	1,328,923.64	(88.91)	1,328,923.64	636,456.27
76110W4J2	24,575.12	1,138.47	25,713.59	9,281.19	(16,432.40)	9,281.19	11,360.80
76110W6M3	2,284,782.03	774,236.30	3,059,018.33	3,059,018.34	0.01	3,059,018.34	918,960.00
761118FM5	13,209,885.72	-	13,209,885.72	12,296,474.43	(913,411.29)	12,296,474.43	8,438,914.81
761118FQ6	58,397.92	(29,610.73)	28,787.19	6,871.76	(21,915.43)	6,871.76	36,361.08
761118KU1	9,725,160.09	-	9,725,160.09	8,846,793.13	(878,366.96)	8,846,793.13	5,189,883.97
761118LA4	53,796.11	36,697.64	90,493.75	90,493.51	(0.24)	90,493.51	56,162.22
761118NN4	13,169,053.72	(694,418.44)	12,474,635.28	12,175,403.88	(299,231.40)	12,175,403.88	7,067,863.87
761118RJ9	707,298.45	(65,944.35)	641,354.10	621,028.28	(20,325.82)	621,028.28	309,807.20
761118RM2	28,918,638.87	(2,753,099.13)	26,165,539.74	25,698,060.79	(467,478.95)	25,698,060.79	13,624,706.80
761118WE4	204.00	-	204.00	-	(204.00)	-	-
761118WP9	18,769,710.39	(1,200,907.10)	17,568,803.29	15,649,047.44	(1,919,755.85)	15,649,047.44	10,974,279.58
761118WS3	3,842.84	4,366.40	8,209.24	1,319.66	(6,889.58)	1,319.66	2,850.76
76112B4M9	2,906,247.24	(166,746.10)	2,739,501.14	2,639,861.63	(99,639.51)	2,639,861.63	1,706,190.19
76112BE48	1,553,562.99	327,594.16	1,881,157.15	1,878,001.27	(3,155.88)	1,878,001.27	1,468,690.76
76112BK66	29,668.14	1,031.12	30,699.26	11,985.79	(18,713.47)	11,985.79	14,717.40
76112BLZ1	648,509.15	2,256,347.73	2,904,856.88	2,904,856.89	0.01	2,904,856.89	1,032,365.44
76112BN55	62,581.52	(11,597.30)	50,984.22	24,080.01	(26,904.21)	24,080.01	19,886.20
76113ABJ9	1,991,058.20	(276,091.76)	1,714,966.44	1,388,640.81	(326,325.63)	1,388,640.81	603,031.78
76114GAL1	93,832.60	(7,899.88)	85,932.72	721.66	(85,211.06)	721.66	4,979.56
783422BF4	174,947.30	1,825,052.70	2,000,000.00	2,000,000.00	-	2,000,000.00	999,258.10
78402TAD8	658,267.91	531,732.09	1,190,000.00	1,190,000.00	-	1,190,000.00	464,357.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
79549AFV6	$2,580,012.65	$-	$2,580,012.65	$2,284,534.58	$(295,478.07)	$2,284,534.58	$2,427,035.27
79549ASN0	290,908.06	115,910.09	406,818.15	405,371.50	(1,446.65)	405,371.50	262,566.48
79549AYA1	824,602.79	1,044,459.34	1,869,062.13	1,868,017.15	(1,044.98)	1,868,017.15	792,099.16
79549AYB9	28,499.74	215,284.78	243,784.52	244,317.00	532.48	244,317.00	98,140.79
805564RM5	2,956,499.58	738,544.07	3,695,043.65	3,695,043.66	0.01	3,695,043.66	2,089,243.83
80557BAC8	10,329,035.81	(158,347.64)	10,170,688.17	6,848,378.81	(3,322,309.36)	6,848,378.81	3,576,155.00
81377EAA2	355,927.50	-	355,927.50	259,115.01	(96,812.49)	259,115.01	197,339.38
81378EAA1	5,847,745.73	(48,743.39)	5,799,002.34	5,274,918.91	(524,083.43)	5,274,918.91	3,857,117.38
81379EAA0	738,805.66	(9,289.36)	729,516.30	689,403.90	(40,112.40)	689,403.90	535,867.62
81744DAD4	531,092.00	(372,715.11)	158,376.89	42,137.90	(116,238.99)	42,137.90	486,634.11
81744FJH1	373,163.99	(24,840.39)	348,323.60	348,585.43	261.83	348,585.43	193,051.98
81879MAX7	92,102.98	15,742.14	107,845.12	52,295.44	(55,549.68)	52,295.44	51,926.45
83612LAK5	3,923.58	-	3,923.58	-	(3,923.58)	-	-
84751PAA7	26,471.20	8,451.75	34,922.95	34,922.95	-	34,922.95	19,221.73
84752CAE7	2,585,715.86	(340,501.89)	2,245,213.97	1,739,762.41	(505,451.56)	1,739,762.41	744,068.89
8635722A0	304,298.96	-	304,298.96	258,947.73	(45,351.23)	258,947.73	215,387.01
863579DV7	1,592,934.73	(60,524.79)	1,532,409.94	1,094,361.06	(438,048.88)	1,094,361.06	177,264.90
863579DX3	166,572.65	34,636.60	201,209.25	148,056.44	(53,152.81)	148,056.44	94,283.24
863579GG7	165,415.67	661.88	166,077.55	166,077.40	(0.15)	166,077.40	141,003.15
863579GJ1	43,155.23	(22,724.27)	20,430.96	20,427.02	(3.94)	20,427.02	13,129.20
863579HM3	461,311.52	(367,802.35)	93,509.17	43,126.70	(50,382.47)	43,126.70	64,979.90
863579RE0	131,829.76	(115,383.13)	16,446.63	16,451.61	4.98	16,451.61	134,865.14
863579TU2	635,560.85	(532,661.09)	102,899.76	102,915.02	15.26	102,915.02	382,873.84
863579YR3	10,523,482.58	(90,438.93)	10,433,043.65	10,190,246.57	(242,797.08)	10,190,246.57	6,603,915.23
863579Z43	16,445.38	103,950.79	120,396.17	52,730.84	(67,665.33)	52,730.84	91,301.91
86358BAH5	32,690.46	(255.56)	32,434.90	11,444.36	(20,990.54)	11,444.36	14,153.86
86358EQJ8	4,145,569.20	(574,825.80)	3,570,743.40	3,206,369.81	(364,373.59)	3,206,369.81	806,857.32
86358HQW2	325,850.39	(266,556.53)	59,293.86	59,293.86	-	59,293.86	329,714.28
86358R3Q8	1,082,031.97	424,084.89	1,506,116.86	1,506,092.48	(24.38)	1,506,092.48	930,488.90
86358RE86	13,459.26	3,776.02	17,235.28	17,216.29	(18.99)	17,216.29	2,836.68
86358RL88	264,667.76	(34,909.91)	229,757.85	229,757.85	-	229,757.85	150,003.40
86358RLG0	385,111.34	49,705.21	434,816.55	434,784.64	(31.91)	434,784.64	271,022.08
86358RUL9	84,181.97	(56,749.75)	27,432.22	27,434.38	2.16	27,434.38	56,179.85
86358RUR6	101,135.94	206,388.52	307,524.46	307,529.13	4.67	307,529.13	56,947.29
86359ACC5	1,007,756.60	(196,483.91)	811,272.69	811,272.69	-	811,272.69	506,809.18
86359ACD3	843,958.00	(97,849.94)	746,108.06	745,811.91	(296.15)	745,811.91	612,335.68
86359ACE1	345,722.05	(27,506.90)	318,215.15	207,040.75	(111,174.40)	207,040.75	153,830.09
86359ACG6	76,697.26	(48,332.07)	28,365.19	28,188.04	(177.15)	28,188.04	67,311.50
86359AEH2	158,362.19	73,106.77	231,468.96	231,161.45	(307.51)	231,161.45	30,581.08
86359AHD8	420,482.44	108,278.11	528,760.55	528,489.82	(270.73)	528,489.82	364,521.10
86359AVY6	723,277.78	(3,382.42)	719,895.36	719,895.36	-	719,895.36	342,404.38
86359B7K1	213,076.55	(21,837.31)	191,239.24	187,908.19	(3,331.05)	187,908.19	154,961.35
86359BCV1	1,070,239.86	(127,934.45)	942,305.41	943,268.90	963.49	943,268.90	613,162.68
86359BKF7	1,227,093.53	428,166.70	1,655,260.23	1,658,397.70	3,137.47	1,658,397.70	2,231,220.18
86359BLB5	1,732,358.74	(30,744.46)	1,701,614.28	1,702,757.96	1,143.68	1,702,757.96	1,458,676.48
86359BLQ2	2,648,861.80	990,587.67	3,639,449.47	3,643,248.65	3,799.18	3,643,248.65	5,778,105.17
86359BLS8	116,441.18	62,462.37	178,903.55	110,076.13	(68,827.42)	110,076.13	96,817.83
86359BU82	290,663.85	(87,421.09)	203,242.76	80,989.75	(122,253.01)	80,989.75	151,103.21
86359DUV7	179,245.29	(49,349.89)	129,895.40	100,228.40	(29,667.00)	100,228.40	135,607.50
86359DXD4	294,266.16	(226,143.96)	68,122.20	68,122.20	-	68,122.20	63,993.01
86359LRC5	384,170.49	(257,490.29)	126,680.20	126,661.96	(18.24)	126,661.96	346,786.86
86359LRW1	28,679,892.40	(1,510,541.26)	27,169,351.14	26,475,123.11	(694,228.03)	26,475,123.11	15,136,386.82
86359LSM2	2,030,257.81	(81,453.31)	1,948,804.50	1,816,551.68	(132,252.82)	1,816,551.68	1,064,313.36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86360JAA9	$14,543,741.26	$(532,562.71)	$14,011,178.55	$13,930,147.54	$(81,031.01)	$13,930,147.54	$8,109,614.85
86360JAE1	12,649,846.35	(761,646.33)	11,888,200.02	11,813,112.90	(75,087.12)	11,813,112.90	6,503,599.28
86360JAN1	5,595,458.98	(379,004.23)	5,216,454.75	5,147,847.78	(68,606.97)	5,147,847.78	2,625,609.16
86360KAF5	46,798,820.18	(2,955,673.08)	43,843,147.10	41,980,382.44	(1,862,764.66)	41,980,382.44	24,515,561.95
86360NAS1	1,233,351.06	810,834.20	2,044,185.26	318.15	(2,043,867.11)	318.15	1,666,540.94
86360PAD9	83,766.14	(4,763.24)	79,002.90	67,324.16	(11,678.74)	67,324.16	33,421.56
86360UAF3	5,521,288.04	(305,067.73)	5,216,220.31	5,102,465.72	(113,754.59)	5,102,465.72	2,864,885.94
86361EAM3	17,440.33	-	17,440.33	5,713.02	(11,727.31)	5,713.02	10,628.07
86361EAP6	9,042.00	-	9,042.00	3,046.79	(5,995.21)	3,046.79	8,085.00
86361EAQ4	-	2,346.27	2,346.27	655.03	(1,691.24)	655.03	2,523.50
86361HAA2	17,428,577.52	(684,001.96)	16,744,575.56	16,272,295.53	(472,280.03)	16,272,295.53	11,183,221.05
86361HAB0	11,651,742.66	(711,528.52)	10,940,214.14	10,943,104.96	2,890.82	10,943,104.96	7,842,308.99
86361HAZ7	-	9,594.00	9,594.00	3,464.37	(6,129.63)	3,464.37	39,630.00
86361HBA1	6,110.00	(3,826.40)	2,283.60	1,615.57	(668.03)	1,615.57	15,080.00
86362HAA1	14,588,619.53	(1,066,556.23)	13,522,063.30	12,561,288.69	(960,774.61)	12,561,288.69	7,147,203.91
86362HAH6	5,829.67	(3,177.69)	2,651.98	296.68	(2,355.30)	296.68	5,229.45
86362PAD7	253,545.94	(27,191.50)	226,354.44	122,110.19	(104,244.25)	122,110.19	71,430.42
86362XAV0	1,451.32	(1,120.95)	330.37	157.21	(173.16)	157.21	1,408.40
86363DAA9	13,760,475.45	(607,499.93)	13,152,975.52	12,694,054.56	(458,920.96)	12,694,054.56	7,142,217.23
86363HAB8	6,376,543.00	(237,447.51)	6,139,095.49	5,565,177.12	(573,918.37)	5,565,177.12	4,530,229.01
86363MAB7	5,202,696.47	(778,973.65)	4,423,722.82	3,978,852.21	(444,870.61)	3,978,852.21	2,186,856.00
86789MAP2	847,733.08	(457,943.46)	389,789.62	242,367.80	(147,421.82)	242,367.80	358,044.59
86800RAL5	1,972.56	-	1,972.56	-	(1,972.56)	-	-
872224AD2	20,349,000.00	-	20,349,000.00	19,360,265.50	(988,734.50)	19,360,265.50	9,799,142.34
872224AK6	119,332.16	(36,863.87)	82,468.29	28,832.86	(53,635.43)	28,832.86	124,089.68
872224AL4	40,816.07	(15,155.23)	25,660.84	25,660.84	-	25,660.84	43,894.13
872225AL1	93,706.50	(20,398.07)	73,308.43	73,308.44	0.01	73,308.44	230,995.55
872225AN7	30,641.99	(5,311.42)	25,330.57	25,330.58	0.01	25,330.58	98,001.41
872225AP2	22,599.87	219.29	22,819.16	22,819.15	(0.01)	22,819.15	92,891.37
872227AE3	8,031,420.99	(2,572,709.22)	5,458,711.77	5,313,561.29	(145,150.48)	5,313,561.29	3,957,824.24
872227AM5	181,133.95	(72,466.01)	108,667.94	36,583.13	(72,084.81)	36,583.13	177,935.23
87222EAJ7	31,009.62	24,043.08	55,052.70	13,908.37	(41,144.33)	13,908.37	73,001.72
87222PAN3	38,080.84	(17,273.04)	20,807.80	200.00	(20,607.80)	200.00	143,389.20
88156UAW0	-	45,750.00	45,750.00	45,750.00	-	45,750.00	30,500.00
88157QAL2	1,421,102.70	(457,898.05)	963,204.65	963,204.69	0.04	963,204.69	1,138,231.57
885220FS7	9,844,604.42	-	9,844,604.42	9,832,724.56	(11,879.86)	9,832,724.56	7,823,585.17
89789KAC9	30,127.35	(764.85)	29,362.50	11,270.83	(18,091.67)	11,270.83	27,000.00
92719UAM4	236,222.89	-	236,222.89	25,074.93	(211,147.96)	25,074.93	70,654.57
929227ZF6	52,265.55	(3,165.49)	49,100.06	49,100.06	-	49,100.06	124,067.66
92922F4M7	5,344,586.68	(19,929.97)	5,324,656.71	5,324,656.71	-	5,324,656.71	2,886,624.09
92922F5T1	9,171,169.14	(78,835.36)	9,092,333.78	9,092,333.78	-	9,092,333.78	5,914,578.69
92922F6E3	385,454.75	(77,583.33)	307,871.42	307,871.43	0.01	307,871.43	325,577.47
92922F7A0	2,238,246.59	-	2,238,246.59	1,699,451.30	(538,795.29)	1,699,451.30	1,020,525.22
92922F7Q5	12,554,648.32	(253,583.51)	12,301,064.81	12,300,269.04	(795.77)	12,300,269.04	6,680,797.65
92922FB72	1,559,125.74	-	1,559,125.74	1,554,057.51	(5,068.23)	1,554,057.51	937,789.79
92922FNW4	1,660,454.29	(123,016.17)	1,537,438.12	1,537,438.12	-	1,537,438.12	1,051,794.32
92922FQ76	789,417.30	(75,348.83)	714,068.47	494,472.77	(219,595.70)	494,472.77	288,547.16
92922FTJ7	1,833,244.40	(49,499.34)	1,783,745.06	1,756,138.52	(27,606.54)	1,756,138.52	1,176,690.61
92922FW61	2,327,563.81	(346,606.29)	1,980,957.52	1,873,062.99	(107,894.53)	1,873,062.99	1,192,605.33
92922FWU8	5,183,643.59	-	5,183,643.59	5,101,570.58	(82,073.01)	5,101,570.58	2,713,875.21
92922FZF8	11,146,213.55	(41,378.71)	11,104,834.84	11,104,834.84	-	11,104,834.84	7,900,401.88
92925CBB7	5,531,172.53	(24,538.49)	5,506,634.04	5,505,277.92	(1,356.12)	5,505,277.92	3,213,112.92
92926SAB2	58,318.93	(922.61)	57,396.32	50,378.73	(7,017.59)	50,378.73	38,707.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAE6	$3,786,053.39	$144,000.25	$3,930,053.64	$3,107,030.73	$(823,022.91)	$3,107,030.73	$2,680,808.31
92977YAY7	2,719,007.55	414,130.93	3,133,138.48	2,868,059.48	(265,079.00)	2,868,059.48	94,172.41
92978EAA2	1,890,306.44	-	1,890,306.44	1,656,110.40	(234,196.04)	1,656,110.40	1,482,263.15
93363CAF6	715,176.15	-	715,176.15	676,140.30	(39,035.85)	676,140.30	683,550.19
9393363A9	627,474.62	-	627,474.62	529,631.30	(97,843.32)	529,631.30	489,247.67
9393365V1	2,586,237.08	(269,112.39)	2,317,124.69	2,293,666.96	(23,457.73)	2,293,666.96	1,822,659.77
939336PT4	391,940.06	(122,328.61)	269,611.45	269,620.10	8.65	269,620.10	210,258.96
939336U35	1,970,462.37	(76,525.93)	1,893,936.44	1,893,979.36	42.92	1,893,979.36	1,738,382.89
93934FHC9	12,194,405.07	(1,040,681.96)	11,153,723.11	11,079,857.85	(73,865.26)	11,079,857.85	6,594,274.54
93934FHK1	125,978.62	(89,806.95)	36,171.67	36,171.66	(0.01)	36,171.66	150,363.33
93934FHL9	113.36	(761.93)	(648.57)	379.14	1,027.71	379.14	1,287.75
93934FJQ6	23,928,084.11	(2,524,843.98)	21,403,240.13	21,112,966.43	(290,273.70)	21,112,966.43	11,840,531.31
93934FMJ8	320,639.91	384,301.34	704,941.25	309,537.78	(395,403.47)	309,537.78	619,871.43
93934XAB9	2,779,422.93	(37,957.41)	2,741,465.52	2,365,617.00	(375,848.52)	2,365,617.00	2,147,559.47
93935AAE2	538,344.76	322,155.31	860,500.07	778,895.46	(81,604.61)	778,895.46	722,756.73
93935GAJ8	204,824.70	(20,348.81)	184,475.89	184,475.85	(0.04)	184,475.85	400,667.47
93935LAG3	352,542.75	195,529.97	548,072.72	380,550.36	(167,522.36)	380,550.36	256,255.23
93935WAP9	3,734.16	(1,009.22)	2,724.94	558.78	(2,166.16)	558.78	749.62
93935WAQ7	213.83	-	213.83	-	(213.83)	-	-
93936JAM4	344,464.75	76,650.92	421,115.67	15,796.16	(405,319.51)	15,796.16	158,641.85
941034AD2	257,293.51	(84,240.51)	173,053.00	173,053.00	-	173,053.00	225,090.30
941574AG0	7,340,873.94	(1,616,039.00)	5,724,834.94	5,222,700.00	(502,134.94)	5,222,700.00	450,000.00
9497EVAF2	18,903.75	12,699.04	31,602.79	18,528.82	(13,073.97)	18,528.82	24,886.44
94980MAB4	51,701.22	-	51,701.22	-	(51,701.22)	-	-
94981PAG5	802,955.86	1,280,654.46	2,083,610.32	1,993,300.87	(90,309.45)	1,993,300.87	368,612.09
94981VAX5	1,188,385.23	(3,379.86)	1,185,005.37	1,185,005.37	-	1,185,005.37	1,167,253.01
94983CAJ6	22,596,075.06	(3,685.55)	22,592,389.51	22,592,389.52	0.01	22,592,389.52	19,042,096.00
94983TAE0	13,778,384.20	(9,809.29)	13,768,574.91	13,768,647.54	72.63	13,768,647.54	11,891,147.08
94983VAC9	10,613,691.73	(1,094,464.14)	9,519,227.59	9,528,559.05	9,331.46	9,528,559.05	7,833,355.09
94985JAG5	19,506,806.93	(924,368.23)	18,582,438.70	18,456,891.56	(125,547.14)	18,456,891.56	12,376,584.08
984582AA4	6,248,076.68	(378,282.85)	5,869,793.83	4,767,458.80	(1,102,335.03)	4,767,458.80	4,272,181.96
984582AB2	102,579.32	(33,344.79)	69,234.53	16,425.16	(52,809.37)	16,425.16	100,679.29
L26479NN8	2,022,238.45	(518,182.51)	1,504,055.94	1,237,993.81	(266,062.13)	1,237,993.81	1,441,266.57
L26480MN7	1,956,398.74	(1,294,652.03)	661,746.71	887,037.64	225,290.93	887,037.64	348,503.40
N2874AAB7	7,848,850.24	(3,145,633.23)	4,703,217.01	5,052,572.40	349,355.39	5,052,572.40	1,053,648.00
Totals	$2,953,442,689.02	$(106,853,708.32)	$2,846,588,980.70	$2,700,948,264.43	$(145,640,716.27)	$2,700,948,264.43	$1,692,409,639.54

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities as of December 31, 2012

Statements of Operations and Changes in Net Assets for the years ended December 31, 2012 and 2011

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2012 and 2011

Statutory Statements of Income for the years ended December 31, 2012, 2011 and 2010

Statutory Statements of Changes in Surplus for the years ended December 31, 2012, 2011 and 2010

Statutory Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010

Notes to Statutory Financial Statements

(b) Exhibits:

Exhibit 1

Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 002-75413, filed on April 24, 1998.

Exhibit 2	None

Exhibit 3	(i) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(ii) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services, LLC, incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement No. 033-07723, filed April 26, 1996.

(iii) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed in April 2009.

Exhibit 4

(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 033-07724, filed on April 24, 1998.

Exhibit 5

Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 033-07724, filed on April 24, 1998.

Exhibit 6

(i) Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-50410, filed on November 24, 2008.

(ii) Copy of the Bylaws of Massachusetts Mutual Life Insurance Company, incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.

Exhibit 7	None

Exhibit 8(a)	Fund Participation Agreements

MML Series Investment Fund II Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-122804, filed on April 30, 2008.

MML Series Investment Fund II First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund II Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund II Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

MML Series Investment Fund II Sixth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed in March 2013.

MML Series Investment Fund II Seventh Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed in March 2013.

Oppenheimer Variable Account Funds Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Oppenheimer Variable Account Funds Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Oppenheimer Variable Account Funds Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Oppenheimer Variable Account Funds Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

(b)

Rule 22c-2 Agreements with MML Series Investment Fund II and Oppenheimer Variable Account Funds, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

Exhibit 9	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement No. 033-07723, filed in April 2010.

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-45039, filed in April 2013 for: Laura J. Sen

Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012 for: Cristóbal I. Conde Gregory Deavens H. Todd Stitzer Thomas C. Barry

 Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015, filed in

 April 2010 for:

 Roger W. Crandall

 Michael T. Rollings

 Kathleen A. Corbet

 James H. DeGraffenreidt, Jr.

 Patricia Diaz Dennis

 Robert A. Essner

 Raymond W. LeBoeuf

 Cathy E. Minehan

 Marc F. Racicot

 William T. Spitz

Exhibit 11	None

Exhibit 12	None

Exhibit 14	None
*	Filed herewith

Item 25. Directors and Executive Officers of MassMutual

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Cristóbal I. Conde, Director 255 E. 74th St., Apt. PH2 New York, NY 10021	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Laura J. Sen, Director 90 Babcock Street Brookline, MA 02446

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275
Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street B101

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Melvin Corbett, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer

1295 State Street

Springfield, MA 01111

Douglas Russell, Senior Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Item 26 in Post-Effective Amendment No. 18 to Registration Statement No. 333-45039, filed in April 2013.

Item 27. Number of Contract Owners

As of February 20, 2013, the number of contract owners in Separate Account 2 was 9,561.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund, and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Insurance Company :

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b) MML Investors Services, LLC is the principal underwriter for the contracts. The following people are officers and directors of MML Investors Services, LLC:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

AML Compliance Officer

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer, Agency Vice President	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Service Arrangements and Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Related Services

None

Item 32. Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 2, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 28 to Registration Statement No. 033-07723 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 22, 2013.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2 (REGISTRANT)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

    ROGER W. CRANDALL *

By:

Roger W. Crandall

President and Chief Executive Officer

(principal executive officer)

Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 22, 2013
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 22, 2013

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 22, 2013

THOMAS C. BARRY* Thomas C. Barry	Director	April 22, 2013

CRISTÓBAL I. CONDE* Cristóbal I. Conde	Director	April 22, 2013

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 22, 2013

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 22, 2013

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 22, 2013

ROBERT ESSNER* Robert Essner	Director	April 22, 2013

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 22, 2013

CATHY E. MINEHAN*	Director	April 22, 2013
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 22, 2013

LAURA J. SEN* Laura J. Sen	Director	April 22, 2013

WILLIAM T. SPITZ* William T. Spitz	Director	April 22, 2013

H. TODD STITZER* H. Todd Stitzer	Director	April 22, 2013

/S/ John E. Deitelbaum		April 22, 2013
*John E. Deitelbaum
As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP